      As filed with the Securities and Exchange Commission on October 29, 2001
                                            Registration Nos. 33-30913, 811-5899


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]

                      Pre-Effective Amendment No. ____ [_]


                       Post-Effective Amendment No. 33 [X]


                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940[X]


                              Amendment No. 35 [X]


                        (Check appropriate box or boxes)

                             The Munder Funds Trust
               (Exact Name of Registrant as Specified in Charter)

                  480 Pierce Street, Birmingham, Michigan 48009
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (248) 647-9200

                             Stephen J. Shenkenberg
                            Munder Capital Management
                                480 Pierce Street
                              Birmingham, MI 48009
                     (Name and Address of Agent for Service)
                                    Copy to:


                                Jane Kanter, Esq.
                                     Dechert
                               1775 Eye Street, NW
                              Washington, DC 20006


(APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING): As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective: (check appropriate box)


                 X   Immediately upon filing pursuant to paragraph (b)
               -----
               _____ On ________________ pursuant to paragraph (b)
               _____ 60 days after filing pursuant to paragraph (a)(1)
               _____ On ____________ pursuant to paragraph (a)(1)
               _____ 75 days after filing pursuant to paragraph (a)(2)
               _____ On ____________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     Prospectus

                                                      CLASS A, B, C & II SHARES


                                                               October 31, 2001


                                                        The Munder Equity Funds
                                                                       Balanced
                                                                  Bio(Tech)/2 /

                                                                Digital Economy



                                                           International Equity

Large-Cap Growth (formerly Focus Growth) Large-Cap Value (formerly Equity
                                                                        Income)

                                                               Micro-Cap Equity
                                                                  MidCap Select
                                                            Multi-Season Growth
                                                                     Power Plus
                                                  Real Estate Equity Investment
                                                                Small-Cap Value
                                                           Small Company Growth

                                                   The Munder Framlington Funds
                                                   Framlington Emerging Markets
                                          Framlington Global Financial Services
                                                         Framlington Healthcare
                                               Framlington International Growth


                          As with all mutual funds, the Securities and Exchange
                    Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                   It is a criminal offense to state otherwise.


--------------------------------------------------------------------------------


        [LOGO] Munder Funds
        Be Focused

TABLE OF CONTENTS


 2   Risk/Return Summary
 2   Balanced Fund
 6   Bio(Tech)/2/ Fund
 9   Digital Economy Fund
12   International Equity Fund
15   Large-Cap Growth Fund (formerly Focus Growth Fund)
19   Large-Cap Value Fund (formerly Equity Income Fund)
22   Micro-Cap Equity Fund
25   MidCap Select Fund
28   Multi-Season Growth Fund
31   Power Plus Fund
34   Real Estate Equity Investment Fund
37   Small-Cap Value Fund
41   Small Company Growth Fund
44   Framlington Emerging Markets Fund
48   Framlington Global Financial Services Fund
52   Framlington Healthcare Fund
56   Framlington International Growth Fund

60   More About The Funds
60   Glossary
61   Principal Investment Strategies and Risks
62   Other Investment Strategies and Risks

65   Your Investment
65   How to Reach the Funds
65   Purchasing Shares
66   Exchanging Shares
67   Redeeming Shares
68   Additional Policies for Purchases, Exchanges and Redemptions
69   Shareholder Privileges

70   Distribution Arrangements
70   Share Class Selection
70   Applicable Sales Charge--Class A Shares
72   Applicable Sales Charge--Class II Shares
72   CDSC
74   12b-1 Fees
74   Other Information

75   Pricing Of Fund Shares

76   Distributions

77   Federal Tax Considerations
77   Taxes on Distributions
77   Taxes on Sales or Exchanges
77   Other Considerations

78   Management
78   Investment Advisor and Sub-advisor
79   Portfolio Managers

80   Financial Highlights


Back Cover For Additional Information

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
This Risk/Return Summary briefly describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on these and the Funds' other investment strategies and risks, please read the section entitled "More About The Funds." Certain terms used in this prospectus are defined in the Glossary.

Unless otherwise noted, all goals of the Funds are non-fundamental and may be changed by the Funds' Board of Directors/Trustees without shareholder approval. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days' prior notice to shareholders.


 EQUITY FUNDS


BALANCED FUND


 Goal

The Fund's goal is to provide an attractive investment return through a combination of long-term growth of capital and current income.


 Principal Investment Strategies

The Fund pursues its goal by allocating its assets among three asset groups: equity securities, fixed income securities and cash equivalents.

The Fund normally will invest at least 25% of its assets in fixed income securities and no more than 75% of its assets in equity securities. The Fund will notify shareholders at least 30 days before changing this policy.

The advisor will allocate the Fund's assets to the three asset groups based on its view of the following factors, among others:

 .  general market and economic conditions and trends;

 .  interest rates and inflation rates;

 .  fiscal and monetary developments; and

 .  long-term corporate earnings growth.

Equities securities are chosen on the basis of above-average and sustainable earnings growth, financial stability and attractive valuation.

The Fund's equity securities may include:

 .  common stocks;

 .  preferred stocks;

 .  securities convertible into common stocks; and

 .  rights and warrants.

Bond strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

The Fund's fixed income securities may include:

 .  U.S. Government securities;

 . U.S. dollar-denominated obligations of foreign governments (i.e., yankee bonds);

 .  corporate obligations;

 .  zero coupon bonds;

 .  variable and floating rate securities;

 .  mortgage and other asset-backed securities; and

 .  stripped securities.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities. The average dollar-weighted maturity of the Fund's fixed income securities is expected to vary between six to fifteen years.

The Fund's cash equivalents are short-term, high-quality money market instruments and may include:

 .  commercial paper;

 .  bankers' acceptances and certificates of deposit;

 .  corporate obligations; and

 .  U.S. Government securities.

 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Investment Grade Securities Risk. Debt securities are rated by national ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Balanced Fund
Class A

Total Return
(per calendar year)



1994    -5.43%
1995    23.25%
1996    12.58%
1997    17.68%
1998    10.67%
1999    18.94%

2000    15.25%

Year-to-date through September 30, 2001: (11.17)%

                         Best Quarter:  Q1 2000  18.49%
                         Worst Quarter: Q3 1998 (9.61)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                              Since
                                          1 Year  5 Years Inception/(1)/
                                            %        %          %
        -----------------------------------------------------------------
        Class A..........................   8.92    13.68     11.81
        S&P 500(R) Index/(2)/............  (9.11)   18.32     17.73
        S&P 500/Lehman Blended Index/(2)/  (1.40)   13.64     13.44
        Class B..........................   9.02    13.83     14.29
        S&P 500(R) Index/(2)/............  (9.11)   18.32     20.43
        S&P 500/Lehman Blended Index/(2)/  (1.40)   13.64     15.53
        Class C..........................  12.89     N/A      14.08
        S&P 500(R) Index/(2)/............  (9.11)   18.32     17.88
        S&P 500/Lehman Blended Index/(2)/  (1.40)   13.64     13.36

--------------------------------------------------------------------------------
(1)The inception dates for the Class A, Class B and Class C shares are 4/30/93, 6/21/94 and 1/24/96, respectively. The index returns from inception for Class A, Class B and Class C shares are from May 1, 1993, July 1, 1994 and February 1, 1996, respectively.
(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P 500(R)/Lehman Blended Index is a blended index of the 60% S&P 500(R) Index, 20% Lehman Brothers Aggregate Bond Index and 20% Lehman Brothers Credit Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. Government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman
   Brothers Credit Index is an unmanaged index comprised of all public fixed rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Balanced Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None      None   None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
                Management Fees.........................................  0.65    0.65    0.65
                Distribution and/or Service (12b-1) Fees................  0.25    1.00    1.00
                Other Expenses..........................................  0.41    0.41    0.41

                                                                          ----    ----    ----
                Total Annual Fund Operating Expenses....................  1.31    2.06    2.06

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  676  $  709     $  209    $  309   $  209
             3 Years. $  947  $  946     $  646    $  646   $  646
             5 Years. $1,229  $1,308     $1,108    $1,108   $1,108
             10 Years $2,042  $2,195***  $2,390*** $2,390   $2,390

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

BIO(TECH)/2/ FUND/ /


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies engaged in developing, producing and marketing technologically advanced solutions for the healthcare and medical fields. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies are currently located in the United States.

The Fund will invest in securities of companies whose principal business is focused on the biotechnology sector, including:

 . product companies--companies whose primary focus is to discover new products or therapies to bring to the commercial market through the research and development process;

 . platform companies--companies whose primary focus is to discover technology that may serve as the underpinning for internal discovery programs of pharmaceutical or biotechnology product companies. As platform companies mature, they often evolve into product companies; and

 . enabling companies--companies that sell equipment or consumables to companies with research and development efforts focused on biotechnology research.

Under normal market conditions, the Fund will invest at least 80% of its assets in companies dedicated to biotechnological solutions for the healthcare and medical fields. Such companies derive at least 50% of sales, earnings or assets from biotechnology products, licenses and services.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may also purchase and sell futures, options and forward foreign currency exchange contracts in order to hedge the Fund's currency exchange risk.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in the biotechnology sector and other related technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in broader range of securities.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturn, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of futures, options or other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the "Financial Highlights" section.

 Fees and Expenses--Bio(Tech)/2/ Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class II
                                                                       Shares    Shares   Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- --------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None       1%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
               Management Fees..........................................  1.25    1.25    1.25
               Distribution and/or Service (12b-1) Fees.................  0.25    1.00    1.00
               Other Expenses/(1)/......................................  1.71    1.71    1.71

                                                                          ----    ----    ----
               Total Annual Fund Operating Expenses/(1)/................  3.21    3.96    3.96

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class II shares within eighteen months of purchase.
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the expected reimbursement, other operating expenses and total annual fund operating expenses based on the prior fiscal year would have been 0.75% and 2.25%, respectively, for Class A shares and 0.75% and 3.00%, respectively, for each of Class B shares and Class II shares. The advisor may eliminate all or a part of the expense reimbursement at any time.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     Class A Class B   Class B    Class II Class II
                     Shares  Shares*   Shares**   Shares*  Shares**
                     ------- -------   --------   -------- --------
            1 Year.. $  856  $  898     $  398     $  594   $  494
            3 Years. $1,485  $1,507     $1,207     $1,295   $1,295
            5 Years. $2,136  $2,232     $2,032     $2,112   $2,112
            10 Years $3,869  $4,008***  $4,008***  $4,230   $4,230

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

DIGITAL ECONOMY FUND


 Goal

The Fund's goal is to provide long-term capital appreciation while outperforming the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R)") over the long-term.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. The digital economy represents the developing economic environment in which the use of the Internet and existing and breakthrough technologies, including digital technologies, is becoming critical to all business models. Companies using the Internet to improve efficiencies, utilizing one or more technologies to increase market share and profitability to transform their businesses to become more competitive are all candidates for investment.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. Specifically, we look for companies that are using the Internet or other forms of technology in order to gain a competitive advantage over competing companies. The Fund will attempt to manage risk by targeting sector weightings of the S&P 500(R).

The advisor will identify both new and mature companies in various industries that are using technology and technological innovation to become more profitable than their peers. As a result, the Fund will not be limited to companies in traditional technology industries.

The advisor will select stocks of companies that (i) will benefit from changes in technology, (ii) will use technology to gain an enduring competitive advantage, and (iii) are gaining market share and are positioned to be the market leaders of the future.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest up to 25% of its assets in foreign securities. The Fund may invest in options, futures contracts and other derivative products.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Technology Risk. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the "Financial Highlights" section.

 Fees and Expenses--Digital Economy Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class II
                                                                       Shares    Shares   Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- --------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None     1%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None      None   None

                                                                        Class A Class B Class C
                                                                        Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund           %       %       %
assets)as a % of net assets                                             ------- ------- -------
Management Fees........................................................  0.75    0.75    0.75
Distribution and/or Service (12b-1) Fees...............................  0.25    1.00    1.00
Other Expenses.........................................................  1.51    1.51    1.51

                                                                         ----    ----    ----
Total Annual Fund Operating Expenses...................................  2.51    3.26    3.26

                                                                         ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    Class A Class B   Class B    Class II Class II
                    Shares  Shares*   Shares**   Shares*  Shares**
                    ------- -------   --------   -------- --------
1 Year............. $  790  $  829     $  329     $  526   $  426
3 Years............ $1,289  $1,304     $1,004     $1,094   $1,094
5 Years............ $1,812  $1,902     $1,702     $1,785   $1,785
10 Years........... $3,239  $3,383***  $3,383***  $3,623   $3,623

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

INTERNATIONAL EQUITY FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign securities, most of which are American Depositary Receipts (ADRs).

Under normal market conditions, at least 80% of the Fund's assets will be invested in equity securities in at least three foreign countries. The Fund mostly invests in mature markets, but may also invest in emerging markets.

The Fund emphasizes companies with a market capitalization of at least $250 million. The Fund invests in additional securities trading on either a foreign or U.S. stock exchange, which are chosen through an economic modeling process. This process seeks to identify those stocks that will have strong relative performance in their home market.

The advisor maintains a list of foreign securities and ADRs that the Fund may purchase based on market capitalization, exchange listing standards, data quality, pricing availability and various macro- economic considerations. The advisor updates the securities list regularly, adds new securities to the list if they are eligible and sells securities not on the updated securities list as soon as practicable.

After the advisor creates the securities list, it divides the list into two sections. The first section is designed to provide broad coverage of international markets. The second section increases exposure to securities that the advisor expects will perform better than other stocks in their industry sectors and their country's securities markets as a whole. When the advisor believes broader market exposure will benefit the Fund, it will allocate up to 100% of the Fund's assets in securities of the first type. When the advisor identifies strong potential for specific securities to perform well, the Fund may invest up to 50% of its assets in securities of the second type.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them difficult to sell.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

International Equity Fund Class A

Total Return
(per calendar year)



1993    32.51%
1994    -8.55%
1995    13.72%
1996    10.06%
1997     3.06%
1998    13.16%
1999    44.36%

2000   -17.32%

Year-to-date through September 30, 2001: (29.64)%

                        Best Quarter:  Q4 1999   25.38%
                        Worst Quarter: Q3 1998 (16.82)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                           Since
                                       1 Year  5 Years Inception/(1)/
                                         %        %          %
          ------------------------------------------------------------
          Class A..................... (21.86)  7.68        8.96
          FTSE World Index ex-U.S. (2) (13.89)  7.20       10.53
          Class B..................... (21.50)  7.83        6.90
          FTSE World Index ex-U.S. (2) (13.89)  7.20        6.77
          Class C..................... (18.71)  8.08        8.02
          FTSE World Index ex-U.S. (2) (13.89)  7.20        7.69

--------------------------------------------------------------------------------
(1)The inception dates for the Class A, Class B and Class C shares are 11/30/92, 3/9/94 and 9/29/95, respectively. The index returns from inception for Class A, Class B and Class C shares are from December 1, 1992, March 1, 1994 and October 1, 1995, respectively.
(2)The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The Index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--International Equity Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................    2%(e)   2%(e)   2%(e)
Exchange Fees.........................................................   None     None    None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
                Management Fees.........................................  0.75    0.75    0.75
                Distribution and/or Service (12b-1) Fees................  0.25    1.00    1.00
                Other Expenses..........................................  0.38    0.38    0.38

                                                                          ----    ----    ----
                Total Annual Fund Operating Expenses....................  1.38    2.13    2.13

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)Effective January 1, 2002, a short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of shares of the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  683  $  716     $  216    $  316   $  216
             3 Years. $  963  $  967     $  667    $  667   $  667
             5 Years. $1,264  $1,344     $1,144    $1,144   $1,144
             10 Years $2,116  $2,269***  $2,462*** $2,462   $2,462

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

LARGE-CAP GROWTH FUND


(formerly Focus Growth Fund)



 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies




The Fund pursues its goal by investing primarily in equity securities that the advisor believes are poised to grow faster than their peers. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of large-capitalization companies. Large-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at printing, such capitalizations were approximately $1.4 billion or greater.



The advisor seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Industry weightings are targeted to the weightings of the Russell 1000 Growth Index.




The Fund may also invest in foreign securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

Because Class A, Class B and Class II shares have limited performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y shares, which are not offered in this prospectus. Class Y shares are not subject to a sales charge (load) or any distribution or shareholder servicing fees. Class A shares are subject to a maximum sales charge (load) of 5.5% on purchases and a 0.25% shareholder servicing fee. The sales charge for Class A shares declines as the amount invested increases. Class B shares are subject to a contingent deferred sales charge (CDSC) of 5% imposed on redemptions and a 1.00% distribution and service fee. The CDSC for Class B shares declines over time. Class II shares are subject to a maximum sales charge (load) of 1% imposed on purchases, a CDSC of 1% imposed on redemptions of Class II shares within 18 months of purchase and a 1.00% distribution and service fee. Please see the section entitled "Fees and Expenses." Performance for Class A, Class B and Class II shares, net of any sales charges (loads), would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Large-Cap Growth Fund Class Y

Total Return
(per calendar year)



1999    16.74%

2000    -7.31%

Year-to-date through September 30, 2001: (34.36)%

                        Best Quarter:  Q1 2000   13.79%
                        Worst Quarter: Q4 2000 (19.18)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                         Since
                                                       Inception
                                              1 Year   (11/11/98)
                                                %          %
              ----------------------------------------------------
              Class Y........................   (7.31)    9.13...
              Russell 1000(R) Growth Index(1)  (22.43)    9.27...
              S&P 500(R) Index(1)............   (9.11)   10.20...

--------------------------------------------------------------------------------
(1)The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000(R) companies (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary market index from the S&P 500(R) Index to the Russell 1000(R) Growth Index, which better represents the markets in which the Fund typically invests. The index returns from inception for Class Y shares are from November 1, 1998.

 Fees and Expenses--Large-Cap Growth Fund


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class II
                                                                       Shares    Shares   Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- --------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None     1%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund            %       %       %
assets)as a % of net assets                                              ------- ------- -------
Management Fees.........................................................  0.75    0.75    0.75
Distribution and/or Service (12b-1) Fees................................  0.25    1.00    1.00
Other Expenses..........................................................  0.46    0.46    0.46

                                                                          ----    ----    ----
Total Annual Fund Operating Expenses....................................  1.46    2.21    2.21

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    Class A Class B   Class B    Class II Class II
                    Shares  Shares*   Shares**   Shares*  Shares**
                    ------- -------   --------   -------- --------
1 Year............. $  690  $  724     $  224     $  422   $  322
3 Years............ $  986  $  991     $  691     $  784   $  784
5 Years............ $1,304  $1,385     $1,185     $1,273   $1,273
10 Years........... $2,200  $2,352***  $2,352***  $2,619   $2,619

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

LARGE-CAP VALUE FUND
(formerly Equity Income Fund)


 Goal

The Fund's goal is to provide long-term capital appreciation and current income.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies whose equity securities are trading at a valuation discount relative to the marketplace, their peers and historical levels. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of large-capitalization companies. Large-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at printing, such capitalizations were approximately $1.4 billion or greater.

The advisor generally selects large companies with relatively low valuations that it believes posess a catalyst for favorable or improved security values. The advisor may also consider one or more of the following factors:

 . Financial strength and strong fundamentals, including low price to earnings ratios;

 .  Improving earnings estimates and stock price trends;

 .  Quality of management, profitability and industry leadership position;

 .  Current dividend; and

 .  Unrecognized assets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

LARGE-CAP VALUE FUND CLASS A

Total Return
(per calendar year)
1995    33.88%
1996    15.81%
1997    32.10%
1998    10.04%
1999    -0.30%

2000     3.55%

Year-to-date through September 30, 2001: (11.72)%

 Best Quarter:                               Q4 1998                    13.59%
 Worst Quarter:                              Q3 1998                   (9.98)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                             Since
                                          1 Year 5 Years Inception/(1)/
                                            %       %          %
         ---------------------------------------------------------------
         Class A......................... (2.14)  10.44      12.82
         Russell 1000(R) Value Index/(2)/  7.02   16.91      18.41
         S&P 500(R) Index................ (9.11)  18.32      20.11
         Class B......................... (2.23)  10.56      12.98
         Russell 1000(R) Value Index/(2)/  7.02   16.91      18.41
         S&P 500(R) Index................ (9.11)  18.32      20.11
         Class C.........................  1.78   10.82      11.00
         Russell 1000(R) Value Index/(2)/  7.02   16.91      17.18
         S&P 500(R) Index................ (9.11)  18.32      18.45

--------------------------------------------------------------------------------
(1)The inception dates for the Class A, Class B and Class C shares are 8/8/94, 8/9/94 and 12/5/95, respectively. The index returns from inception are from August 1, 1994 for Class A and Class B shares and December 1, 1995 for Class C shares.
(2)The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary market index from the S&P 500(R) Index to the Russell 1000(R) Value Index which better represents the market in which the Fund invests.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Large-Cap Value Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
                Management Fees.........................................  0.75    0.75    0.75
                Distribution and/or Service (12b-1) Fees................  0.25    1.00    1.00
                Other Expenses..........................................  0.22    0.22    0.22

                                                                          ----    ----    ----
                Total Annual Fund Operating Expenses....................  1.22    1.97    1.97

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  667  $  700     $  200    $  300   $  200
             3 Years. $  916  $  918     $  618    $  618   $  618
             5 Years. $1,183  $1,262     $1,062    $1,062   $1,062
             10 Years $1,946  $2,099***  $2,099*** $2,296   $2,296

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

MICRO-CAP EQUITY FUND


 Goal

The Fund's goal is to provide capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index. Based on the most recent data available at printing, such capitalizations are approximately $370 million or less, considerably less than the market capitalization of typical S&P 500 companies.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for companies that have strong potential for consistent earnings growth due to:

 .  the development of a superior technology or product and solid management; or

 .  changes in technology, regulations and long-term economic trends.

There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest in equity securities of larger capitalization companies. The Fund may invest without limit in initial public offerings ("IPOs") of micro-capitalization companies, although it is uncertan whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Micro-Cap Equity Fund Class A

Total Return
(per calendar year)



1997     71.30%
1998     -5.77%
1999     74.90%

2000    -14.05%

Year-to-date through September 30, 2001: (12.99)%

Best Quarter:  Q4 1999   47.88%
Worst Quarter: Q3 1998 (28.35)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                       Since
                                           1 Year  Inception/(1)/
                                             %           %
               -------------------------------------------------
               Class A.................... (18.79)     23.32
               Wilshire Micro-Cap Index(2)  (7.89)     10.46
               Class B.................... (18.65)     21.81
               Wilshire Micro-Cap Index(2)  (7.89)     10.22
               Class C.................... (15.39)     25.64
               Wilshire Micro-Cap Index(2)  (7.89)     11.83

--------------------------------------------------------------------------------
(1)The inception dates for the Class A, Class B and Class C shares are 12/26/96, 2/24/97 and 3/31/97, respectively. The index returns from inception for Class A, Class B and Class C shares are from January 1, 1997, March 1, 1997 and April 1, 1997, respectively.
(2)The Wilshire Micro-Cap Index is an unmanaged index that measures performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITS and limited partnerships.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Micro-Cap Equity Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................    2%(e)   2%(e)   2%(e)
Exchange Fees.........................................................   None     None    None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
                Management Fees.........................................  1.00    1.00    1.00
                Distribution and/or Service (12b-1) Fees................  0.25    1.00    1.00
                Other Expenses..........................................  0.40    0.40    0.40

                                                                          ----    ----    ----
                Total Annual Fund Operating Expenses....................  1.65    2.40    2.40

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)Effective January 1, 2002, a short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of shares of the Micro-Cap Equity Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  709  $  743     $  243    $  343   $  243
             3 Years. $1,042  $1,048     $  748    $  748   $  748
             5 Years. $1,398  $1,480     $1,280    $1,280   $1,280
             10 Years $2,397  $2,547***  $2,736*** $2,736   $2,736

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

MIDCAP SELECT FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in the equity securities of mid-capitalization companies. Mid-capitalization companies are companies having a market capitalization within the range of companies included in the S&P MidCap 400(R) Index. Such capitalizations are between approximately $135 million and $8.8 billion.

The Fund's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and investing in approximately 60 to 80 of those companies based on:

 .  above-average, consistent earnings growth;

 .  financial stability;

 .  relative market value; and

 .  price changes compared to the S&P MidCap 400(R) Index.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies' stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

Because Class A, Class B and Class II shares have limited performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y shares, which are not offered in this prospectus. Class Y shares are not subject to a sales charge (load) or any distribution or shareholder servicing fees. Class A shares are subject to a maximum sales charge (load) of 5.5% on purchases and a 0.25% shareholder servicing fee. The sales charge for Class A shares declines as the amount invested increases. Class B shares are subject to a contingent deferred sales charge (CDSC) of 5% imposed on redemptions and a 1.00% distribution and service fee. The CDSC for Class B shares declines over time. Class II shares are subject to a maximum sales charge (load) of 1% imposed on purchases, a CDSC of 1% imposed on redemptions of Class II shares within 18 months of purchase and a 1.00% distribution and service fee. Please see the section entitled "Fees and Expenses." Performance for Class A, Class B and Class II shares, net of any sales charges (loads), would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

MidCap Select Fund Class Y

Total Return
(per calendar year)



1999    31.62%

2000    30.82%

Year-to-date through September 30, 2001: (15.86)%

                         Best Quarter:  Q4 1999  24.95%
                         Worst Quarter: Q1 1999 (7.77)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                       Since
                                                     Inception
                                              1 Year (6/24/98)
                                                %        %
                 ----------------------------------------------
                 Class Y..................... 30.82    22.33
                 S&P MidCap 400(R) Index/(1)/ 17.51    16.92

--------------------------------------------------------------------------------
(1)Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index return from inception for Class Y shares is from July 1, 1998.

 Fees and Expenses--MidCap Select Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class II
                                                                       Shares    Shares   Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- --------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price).............................................................   5.5%(a)  None     1%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
   purchase price or redemption proceeds).............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund            %       %       %
assets)as a % of net assets                                              ------- ------- -------
Management Fees.........................................................  0.75    0.75    0.75
Distribution and/or Service (12b-1) Fees................................  0.25    1.00    1.00
Other Expenses..........................................................  0.66    0.66    0.66

                                                                          ----    ----    ----
Total Annual Fund Operating Expenses....................................  1.66    2.41    2.41

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    Class A Class B   Class B    Class II Class II
                    Shares  Shares*   Shares**   Shares*  Shares**
                    ------- -------   --------   -------- --------
1 Year............. $  709  $  744     $  244     $  442   $  342
3 Years............ $1,045  $1,051     $  751     $  844   $  844
5 Years............ $1,403  $1,485     $1,285     $1,373   $1,373
10 Years........... $2,407  $2,557***  $2,557***  $2,819   $2,819

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

MULTI-SEASON GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation. This goal is "fundamental" and cannot be changed without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities. The Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 50 to 100 companies based on:

 .  superior earnings growth;

 .  financial stability;

 .  relative market value; and

 .  price changes compared to the S&P 500(R).


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 Performance--Multi-Season Growth Fund

The bar chart and table below give some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class B shares and do not reflect contingent deferred sales charges (CDSCs). If such CDSCs were reflected, returns would be less than those shown. Performance of Class A and Class C shares, net of any sales charges (loads), would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Multi-Season Growth Fund Class B

Total Return
(per calendar year)



1994    -3.21%
1995    31.19%
1996    21.42%
1997    29.20%
1998    14.29%
1999    10.46%

2000    -7.67%

Year-to-date through September 30, 2001: (24.58)%


Best Quarter:  Q4 1998   19.58%
Worst Quarter: Q3 1998 (14.35)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                       Since
                                   1 Year  5 Years Inception /(1)/
                                     %        %          %
             ------------------------------------------------------
             Class A.............. (11.70)  12.47      12.77
             S&P 500(R) Index/(2)/  (9.11)  18.32      17.98
             Class B.............. (11.73)  12.58      12.52
             S&P 500(R) Index/(2)/  (9.11)  18.32      17.73
             Class C..............  (7.93)  12.95      13.05
             S&P 500(R) Index/(2)/  (9.11)  18.32      17.94

--------------------------------------------------------------------------------
(1)The inception dates of the Class A, Class B and Class C shares are 8/4/93, 4/29/93 and 9/20/93, respectively. The index returns from inception for the Class A, Class B and Class C shares of the Fund are from August 1, 1993, May 1, 1993 and October 1, 1993, respectively.
(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index of the large-cap sector of the U.S. stock market.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Multi-Season Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
               Management Fees/(1)/.....................................  0.75    0.75    0.75
               Distribution and/or Service (12b-1) Fees.................  0.25    1.00    1.00
               Other Expenses...........................................  0.42    0.42    0.42

                                                                          ----    ----    ----
               Total Annual Fund Operating Expenses/(1)/................  1.42    2.17    2.17

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(1)On May 15, 2001, management fees were reduced to 0.75%. Expenses have been restated to reflect this decrease.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  687  $  720     $  220    $  320   $  220
             3 Years. $  975  $  979     $  679    $  679   $  679
             5 Years. $1,284  $1,364     $1,164    $1,164   $1,164
             10 Years $2,158  $2,310***  $2,310*** $2,503   $2,503

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

POWER PLUS FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues it goal by investing in equity securities of U.S. and non-U.S. companies considered by the portfolio managers of the Fund to significantly benefit from or derive revenue from non-regulated energy or power-related activities. The Fund will invest in small, medium and large capitalization companies.

Under normal market conditions, the Fund will invest at least 80% of its assets in companies that are primarily engaged in non-regulated energy and power activities. These companies include any company for which at least 50% of its sales, earnings or assets arise from or are dedicated to non-regulated energy or power activities. Energy-related activities may involve:

 .  conventional sources of energy such as oil, natural gas and coal, and

 . renewable sources of energy such as geothermal, biomass, solar and wind power.

Power-related activities include:

 .  power generation from independent power producers and others, and

 .  power technology.

Power technology is broadly defined to encompass all aspects of generating, monitoring, conditioning (i.e., improving power quality) and delivering power such as fuel cells, microturbines, flywheel storage devices, superconductors and uninterruptible power supply products.

The Fund may invest, on a direct or indirect basis, up to 10% of its total assets in equity securities of privately-owned energy and power-related companies that plan to conduct an initial public offering ("IPO") within several years from the time the Fund makes its investment.

The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund.

The advisor selects companies using a "bottom-up approach" which identifies outstanding performance of individual companies before considering the impact of economic trends. The advisor evaluates companies by analyzing a number of factors, including the growth prospects of an energy or power-related company relative to the price of its stock and companies that are at the leading edge of new developments in the energy or power sectors.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Technology Risk. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the "Financial Highlights" section.

 Fees and Expenses--Power Plus Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class II
                                                                       Shares    Shares   Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- --------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None    1%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
               Management Fees..........................................  0.75    0.75    0.75
               Distribution and/or Service (12b-1) Fees.................  0.25    1.00    1.00
               Other Expenses/(1)/......................................  0.85    0.85    0.85

                                                                          ----    ----    ----
               Total Annual Fund Operating Expenses/(1)/................  1.85    2.60    2.60

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class II shares within eighteen months of purchase.
(1)The expenses have been restated to reflect an expected increase in general operating expenses for the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     Class A Class B   Class B    Class II Class II
                     Shares  Shares*   Shares**   Shares*  Shares**
                     ------- -------   --------   -------- --------
            1 Year.. $  728  $  763     $  263     $  460   $  360
            3 Years. $1,100  $1,108     $  808     $  900   $  900
            5 Years. $1,496  $1,580     $1,380     $1,466   $1,466
            10 Years $2,600  $2,749***  $2,749***  $3,005   $3,005

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

REAL ESTATE EQUITY INVESTMENT FUND


 Goal

The Fund's goal is to provide both capital appreciation and current income. This goal is "fundamental" and cannot be changed without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies that are principally engaged in business within the real estate industry.

A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will not own real estate directly.

The advisor selects companies exhibiting steady cash flows, financial stability, quality management and reasonable valuations.

The companies in which the Fund primarily invests include:

 . equity real estate investment trusts ("REITS") (only if they are traded on a securities exchange or NASDAQ);

 .  brokers, home builders and real estate developers;

 . companies with substantial real estate holdings (for example, paper and lumber producers, hotels and entertainment companies);

 .  manufacturers and distributors of building supplies;

 .  mortgage REITS; and

 .  financial institutions which issue or service mortgages.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will concentrate its investments in the real estate industry sector. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Real Estate Equity Investment Fund
Class A

Total Return
(per calendar year)



1995    11.71%
1996    34.03%
1997    22.13%
1998   -17.17%
1999    -4.87%

2000    21.53%

Year-to-date through September 30, 2001: 3.75%

                        Best Quarter:  Q4 1996   17.73%
                        Worst Quarter: Q3 1999 (10.35)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                       Since
                    1 Year 5 Years Inception/(1)/
                      %       %          %
--------------------------------------------------
Class A............ 14.88    8.17       8.78
S&P 500(R) Index(1) (9.11)  18.32      20.40
NAREIT Index(2).... 26.36   10.10      10.48
Class B............ 15.64    8.30       8.96
S&P 500(R) Index(1) (9.11)  18.32      20.40
NAREIT Index(2).... 26.36   10.10      10.48
Class C............ 19.63     N/A       8.75
S&P 500(R) Index(1) (9.11)  18.32      18.35
NAREIT Index(2).... 26.36   10.10      10.10

--------------------------------------------------------------------------------
(1)The inception dates for the Class A, Class B and Class C shares are 9/30/94, 10/3/94 and 1/5/96, respectively. The index returns from inception for Class A, Class B and Class C shares are from October 1, 1994, October 1, 994 and January 1, 1996, respectively.
(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index of the large-cap sector of the U.S. stock market. National Association of Real Estate Investment Trusts ("NAREIT") Equity Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. The Fund has changed its primary market index from the NAREIT Index to the S&P 500(R) Index to provide a comparison to a broad-based market index.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Real Estate Equity Investment Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None      None   None

                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
                Management Fees.........................................  0.74    0.74    0.74
                Distribution and/or Service (12b-1) Fees................  0.25    1.00    1.00
                Other Expenses..........................................  0.31    0.31    0.31

                                                                          ----    ----    ----
                Total Annual Fund Operating Expenses....................  1.30    2.05    2.05

                                                                          ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  675  $  708     $  208    $  308   $  208
             3 Years. $  939  $  943     $  643    $  643   $  643
             5 Years. $1,224  $1,303     $1,103    $1,103   $1,103
             10 Years $2,032  $2,184***  $2,184*** $2,379   $2,379

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

SMALL-CAP VALUE FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of small-capitalization companies. Small- capitalization companies are companies with market capitalizations within the range of the companies in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are $1.4 billion and below, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of companies that the advisor believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the advisor considers these factors, among others, in choosing companies:

 .  a stable or improving earnings record;

 .  sound finances;

 .  above-average growth prospects;

 .  participation in a fast growing industry;

 .  strategic niche position in a specialized market; and

 .  adequate capitalization.

The Fund may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Small-Cap Value Fund Class A

Total Return
(per calendar year)



1998    -6.70%
1999    -4.96%

2000    15.75%

Year-to-date through September 30, 2001: 6.19%

                        Best Quarter:  Q2 1999   17.68%
                        Worst Quarter: Q3 1998 (19.93)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                          Since
                               1 Year Inception/(1)/
                                 %          %
-----------------------------------------------------
Class A.......................  9.39       8.43
Russell 2000(R) Value Index(2) 22.80      10.51
Russell 2000(R) Index(2)...... (3.03)      8.82
Class B.......................  9.91       7.34
Russell 2000(R) Value Index(2) 22.80      10.32
Russell 2000(R) Index(2)...... (3.03)      8.47
Class C....................... 13.76       9.15
Russell 2000(R) Value Index(2) 22.80      10.51
Russell 2000(R) Index(2)...... (3.03)      8.82

--------------------------------------------------------------------------------
(1)The inception dates for Class A, Class B and Class C shares are 1/10/97, 2/11/97 and 1/13/97, respectively. The index returns from inception for Class A, Class B and Class C shares are from January 1, 1997, February 1, 1997 and January 1, 1997, respectively.
(2)The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000(R) Index is a capitalization-weighted total return index which is comprised of the bottom 2,000 based on capitalization of the 3,000 largest capitalized U.S.
   domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange or the NASDAQ. The Fund has changed its primary market index from the Russell 2000(R) Index to the Russell 2000(R) Value Index which better represents the market in which the Fund invests.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Small-Cap Value Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
 price)...............................................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   2%(e)    2%(e)   2%(e)
Exchange Fees.........................................................   None     None    None

                                                                 Class A Class B Class C
                                                                 Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund    %       %       %
assets) as a % of net assets                                     ------- ------- -------
            Management Fees.....................................  0.75    0.75    0.75
            Distribution and/or Service (12b-1) Fees............  0.25    1.00    1.00
            Other Expenses......................................  0.29    0.29    0.29

                                                                  ----    ----    ----
            Total Annual Fund Operating Expenses................  1.29    2.04    2.04

                                                                  ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)Effective January 1, 2002, a short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of shares of the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  674  $  707     $  207    $  307   $  207
             3 Years. $  936  $  940     $  640    $  640   $  640
             5 Years. $1,219  $1,298     $1,098    $1,098   $1,098
             10 Years $2,021  $2,174***  $2,174*** $2,369   $2,369

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

SMALL COMPANY GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of small-capitalization companies. Small-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are approximately $1.4 billion and below, which is less than the market capitalization of typical S&P 500 companies.

The Fund focuses on growth-oriented smaller companies in its attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for financially stable companies that have strong potential for sustainable earnings. Among other factors, the advisor also considers whether the company:

 .  is participating in a fast-growing industry; and

 .  has a strategic niche position in a specialized market.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Small Company Growth Fund Class A

Total Return
(per calendar year)



1993    13.14%
1994    -2.74%
1995    29.64%
1996    36.83%
1997    25.34%
1998    -7.46%
1999     2.57%

2000    -8.72%

Year-to-date through September 30, 2001: (30.90)%

Best Quarter:  Q2 1997   23.98%
Worst Quarter: Q3 1998 (21.09)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                    Since
                                1 Year  5 Years Inception/(1)/
                                  %        %          %
---------------------------------------------------------------
Class A........................ (13.73)   7.03       9.52
Russell 2000(R) Growth Index(2) (22.44)   7.14       9.63
Russell 2000(R) -Index(2)......  (3.03)  10.31      12.19
Class B........................ (14.50)   6.85       9.68
Russell 2000(R) Growth Index(2) (22.44)   7.14       9.92
Russell 2000(R) -Index(2)......  (3.03)  10.31      11.80
Class C........................ (11.13)   7.14       7.79
Russell 2000(R) Growth Index(2) (22.44)   7.14       7.09
Russell 2000(R) Index(2).......  (3.03)  10.31      10.25

--------------------------------------------------------------------------------
(1)The inception dates for the Class A, Class B and Class C shares are 11/23/92, 4/28/94 and 9/26/95, respectively. The index returns from inception for Class A, Class B and Class C shares are from December 1, 1992, May 1, 1994 and October 1, 1995, respectively.
(2)The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of the bottom 2,000 based on capitalization of the 3,000 largest U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange or the NASDAQ. The Fund has changed its primary market index from the Russell 2000(R) Index to the Russell 2000(R) Growth Index which better represents the market in which the Fund invests.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Small Company Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                 Class A   Class B Class C
                                                                 Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)       -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...............................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of
  original purchase price or redemption proceeds)...............   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....   None     None    None
Redemption Fees.................................................    2%(e)   2%(e)   2%(e)
Exchange Fees...................................................   None     None    None

                                                                 Class A Class B Class C
                                                                 Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund    %       %       %
assets)as a % of net assets                                      ------- ------- -------
Management Fees.................................................  0.75    0.75    0.75
Distribution and/or Service (12b-1) Fees........................  0.25    1.00    1.00
Other Expenses..................................................  0.28    0.28    0.28

                                                                  ----    ----    ----
Total Annual Fund Operating Expenses............................  1.28    2.03    2.03

                                                                  ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)Effective January 1, 2002, a short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of shares of the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  673  $  706     $  206    $  306   $  206
             3 Years. $  934  $  937     $  637    $  637   $  637
             5 Years. $1,214  $1,293     $1,093    $1,093   $1,093
             10 Years $2,010  $2,163***  $2,163*** $2,358   $2,358

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

FRAMLINGTON EMERGING MARKETS FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of companies in emerging market countries, as defined by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development.

The sub-advisor first identifies the countries in which the Fund will invest using a ''top-down" approach, primarily considering the impact of economic trends. Within each country, the sub-advisor then selects companies using a "bottom-up approach" which analyzes performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of products and services.

A company will be considered to be in an emerging market country if:

 . the company is organized under the laws of, or has a principal office in, an emerging market country;

 .  the company's stock is traded primarily in an emerging market country;

 .  most of the company's assets are in an emerging market country; or

 . most of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The Fund may also invest in foreign securities of companies located in countries with mature markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington Emereging Markets
Fund Class A

Total Return
(per calendar year)




1998     -27.48%
1999      87.64%

2000     -41.60%

Year-to-date through September 30, 2001: (24.09)%

Best Quarter:  Q4 1999   42.94%
Worst Quarter: Q3 1998 (21.79)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                                                    Since
                                                                                        1 Year  Inception/(1)/
                                                                                          %           %
---------------------------------------------------------------------------------------------------------------
Class A................................................................................ (44.83)    (4.52)
MSCI Emerging Markets Free Index(2).................................................... (30.61)    (8.26)
MSCI Emerging Markets Index(2)......................................................... (28.84)    (7.09)
Class B................................................................................ (44.98)    (6.85)
MSCI Emerging Markets Free Index(2).................................................... (30.61)    (8.98)
MSCI Emerging Markets Index(2)......................................................... (28.84)    (7.76)
Class C................................................................................ (42.56)    (5.97)
MSCI Emerging Markets Free Index(2).................................................... (30.61)    (8.98)
MSCI Emerging Markets Index(2)......................................................... (28.84)    (7.76)

--------------------------------------------------------------------------------
(1)The inception dates for Class A, Class B and Class C shares are 1/14/97, 2/25/97 and 3/3/97, respectively. The index returns from inception for Class A, Class B and Class C shares are from January 1, 1997, March 1, 1997 and January 1, 1997, respectively.
(2)The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index used to measure the common stock price movement of freely investable opportunities for foreign investors in emerging markets countries. The MSCI Emerging Markets Index is an unmanaged index used to measure the common stock price movement in emerging market countries. The Fund has changed its primary market index from the MSCI Emerging Markets Index to the MSCI Emerging Markets Free Index which better represents the market in which the Fund invests.

The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Framlington Emerging Markets Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.

                                                                 Class A   Class B Class C
                                                                 Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)       -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...............................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of
  original purchase price or redemption proceeds)...............   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....   None     None    None
Redemption Fees.................................................    2%(e)   2%(e)   2%(e)
Exchange Fees...................................................   None      None   None

                                                                 Class A Class B Class C
                                                                 Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund    %       %       %
assets)as a % of net assets                                      ------- ------- -------
Management Fees.................................................  1.25    1.25    1.25
Distribution and/or Service (12b-1) Fees........................  0.25    1.00    1.00
Other Expenses/(1)/.............................................  0.58    0.58    0.58

                                                                  ----    ----    ----
Total Annual Fund Operating Expenses/(1)/.......................  2.08    2.83    2.83

                                                                  ====    ====    ====

--------------------------------------------------------------------------------
(a)The sales charge declines as the amount invested increases.
(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(c)The CDSC payable upon redemption of Class B shares declines over time.
(d)The CDSC applies to redemptions of Class C shares within one year of purchase.
(e)Effective January 1, 2002, a short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of shares of the Framlington Emerging Markets Fund.
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the expected expense reimbursements, other expenses and total annual fund operating expenses based on the prior fiscal year would have been 0.48% and 1.98%, respectively, for Class A shares and 0.48% and 2.73%, respectively for Class B shares and Class C shares. The advisor may eliminate all or a part of the expense reimbursements at any time.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  749  $  786     $  286    $  386   $  286
             3 Years. $1,166  $1,177     $  877    $  877   $  877
             5 Years. $1,607  $1,694     $1,494    $1,494   $1,494
             10 Years $2,828  $2,975***  $3,157*** $3,157   $3,157

--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of U.S. and foreign companies that are principally engaged in the financial services industries or companies providing services primarily within the financial services industries. The Fund focuses specifically on companies that are likely to benefit from growth or consolidation in the financial services industries.

Examples of companies in the financial services industry are:

 .  commercial, industrial and investment banks;

 .  savings and loan associations;

 .  brokerage companies;

 .  consumer and industrial finance companies;

 .  real estate and leasing companies;

 .  insurance companies; and

 .  holding companies for each of the above.

A company is "principally engaged" in the financial services industry if at least 50% of its gross income, net sales or net profits comes from activities in the financial services industry or if the company dedicates more than 50% of its assets to the production of revenues from the financial services industry.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies by analyzing a number of factors, including the growth prospects of a financial services company relative to the price of its stock.

The sub-advisor allocates assets among countries based on:

 . its analysis of the trends in the financial services industry in particular regions;

 .  the relative valuation of financial services companies in different regions;
   and

 . its assessment of the prospects for a particular equity market and its currency.

Under normal market conditions, the Fund invests at least 80% of its assets in at least three different countries, including the United States. The Fund may invest in companies located both in countries with mature markets and in those with emerging markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry. Financial services companies are subject to extensive governmental regulation that may limit the financial commitments they can make and the interest rates and fees they can charge. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting the financial services industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

Because Class A, Class B and Class II shares have limited performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y shares, which are not offered in this prospectus. Class Y shares are not subject to a sales charge (load) or any distribution or shareholder servicing fees. Class A shares are subject to a maximum sales charge (load) of 5.5% on purchases and a 0.25% shareholder servicing fee. The sales charge for Class A shares declines as the amount invested increases. Class B shares are subject to a contingent deferred sales charge (CDSC) of 5% imposed on redemptions and a 1.00% distribution and service fee. The CDSC for Class B shares declines over time. Class II shares are subject to a maximum sales charge (load) of 1% imposed on purchases, a (CDSC) of 1% imposed on redemptions of Class II shares within 18 months of purchase and a 1.00% distribution and service fee. Please see the section entitled "Fees and Expenses." Performance for Class A, Class B and Class II shares, net of any sales charges (loads), would have substantially similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington Global Financial Services
Fund Class Y

Total Return
(per calendar year)



1999    4.52%

2000   14.47%

Year-to-date through September 30, 2001: (20.74)%

                         Best Quarter:  Q3 2000   9.40%
                         Worst Quarter: Q3 1999 (2.52)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                           Since
                                         Inception
                                 1 Year  (6/24/98)
                                   %         %
---------------------------------------------------
Class Y.........................  14.47    7.68
MSCI World Index/(1)/........... (12.92)   6.32
MSCI World Financials Index/(1)/  11.00    7.07

--------------------------------------------------------------------------------
(1)The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index used to measure common stock price movement in developed countries.
   The MSCI World Financials Index (formerly the MSCI World Finance Index) is an unmanaged index which follows four sub-sectors (Insurance, Financial Services, Real Estate and Banking) of the MSCI World Index. The index returns from inception for Class Y shares are from June 1, 1998.

 Fees and Expenses--Framlington Global Financial Services Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                 Class A   Class B Class II
                                                                 Shares    Shares   Shares
Shareholder Fees (fees paid directly from your investment)       -------   ------- --------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...............................................   5.5%(a)  None     1%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of
  original purchase price or redemption proceeds)...............   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....   None     None    None
Redemption Fees.................................................   None     None    None
Exchange Fees...................................................   None     None    None



                                                                 Class A Class B Class C
                                                                 Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund    %       %       %
assets)as a % of net assets                                      ------- ------- -------
Management Fees.................................................  0.75    0.75    0.75
Distribution and/or Service (12b-1) Fees........................  0.25    1.00    1.00
Other Expenses..................................................  1.65    1.65    1.65

                                                                  ----    ----    ----
Total Annual Fund Operating Expenses............................  2.65    3.40    3.40

                                                                  ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class II shares within eighteen months of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                 Class A Class B   Class B    Class II Class II
                                                                 Shares  Shares*   Shares**   Shares*  Shares**
                                                                 ------- -------   --------   -------- --------
1 Year.......................................................... $  803  $  843     $  343     $  539   $  439
3 Years......................................................... $1,328  $1,345     $1,045     $1,134   $1,134
5 Years......................................................... $1,878  $1,969     $1,769     $1,852   $1,852
10 Years........................................................ $3,369  $3,512***  $3,512***  $3,748   $3,748


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

FRAMLINGTON HEALTHCARE FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Currently, most of these companies are located in the United States.

The Fund will invest in:

 .  pharmaceutical producers;

 .  biotechnology firms;

 .  medical device and instrument manufacturers;

 .  distributors of healthcare products;

 .  healthcare providers and managers; and

 .  other healthcare service companies.


Under normal market conditions, the Fund will invest at least 80% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.



The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies by analyzing a number of factors, including the growth prospects of a healthcare company relative to the price of its stock and companies that are at the leading edge of new developments in the healthcare industry.


The Fund's investments may include foreign securities of companies located in countries with mature markets.


 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.


 . Sector Risk. The Fund will invest primarily in companies that are principally engaged in the healthcare industry and companies providing services primarily within the healthcare industry. Healthcare is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.



 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class C shares and do not reflect contingent deferred sales charges (CDSCs). If CDSCs were reflected, returns would be less than those shown. Performance of Class A and Class B shares, net of any sales charges (loads), would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.




                                    [CHART]

Framlington Healthcare Fund Class C

Total Return
(per calendar year)



1998     0.32%
1999    37.63%

2000    85.14%


Year-to-date through September 30, 2001: (35.83)%



Best Quarter:  Q1 2000   47.09%
Worst Quarter: Q3 1998 (17.35)%


Average Annual Total Return

(for the periods ended December 31, 2000)


--------------------------------------------------------------------------------

                                                                  Since
                                                      1 Year  Inception/(1)/
                                                        %           %
    -------------------------------------------------------------------------
    Class A..........................................  76.21      27.19
    MSCI World Index/(2)/............................ (12.92)     12.10
    Russell 2000 Healthcare Index/(2)/...............  46.35      17.31
    S&P Healthcare Index/(2)/........................  35.95      24.12
    Class B..........................................  80.21      28.26
    MSCI World Index/(2)/............................ (12.92)     12.10
    Russell 2000 Healthcare Index/(2)/...............  46.35      17.31
    S&P Healthcare Index/(2)/........................  35.95      24.12
    Class C..........................................  84.14      30.08
    MSCI World Index/(2)/............................ (12.92)     12.17
    Russell 2000 Healthcare Index/(2)/...............  46.35      18.46
    S&P Healthcare Index/(2)/........................  35.95      26.81


--------------------------------------------------------------------------------

(1)The inception dates for Class A, Class B and Class C shares are 2/14/97, 1/31/97 and 1/13/97, respectively. The index returns from inception for Class A, Class B and Class C shares are from February 1, 1997, January 1, 1997 and February 1, 1997, respectively.


(2)The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index used to measure common stock price movement in developed countries. The Russell 2000 Healthcare is an unmanaged index which follows the healthcare sectors of the Russell 2000 Index. The S&P Healthcare Index is a capitalization-weighted index of all of the stocks in the S&P 500 stocks that are involved in the business of healthcare-related products or services. The Fund has changed its primary market index from the S&P Healthcare Index to the MSCI World Index to provide a comparison to a broad-based market index.





The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Framlington Healthcare Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                 Class A    Class B Class C
                                                                 Shares     Shares  Shares
Shareholder Fees (fees paid directly from your investment)       -------    ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...............................................    5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of
  original purchase price or redemption proceeds)...............    None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....    None     None    None
Redemption Fees.................................................    None     None    None
Exchange Fees...................................................    None     None    None



                                                                 Class A Class B Class C
                                                                 Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund    %       %       %
assets)as a % of net assets                                      ------- ------- -------
Management Fees.................................................  0.87    0.87    0.87
Distribution and/or Service (12b-1) Fees........................  0.25    1.00    1.00
Other Expenses..................................................  0.43    0.43    0.43

                                                                  ----    ----    ----
Total Annual Fund Operating Expenses............................  1.55    2.30    2.30

                                                                  ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  Class A Class B   Class B    Class C Class C
                                                  Shares  Shares*   Shares**   Shares* Shares**
                                                  ------- -------   --------   ------- --------
1 Year........................................... $  699  $  733     $  233    $  333   $  233
3 Years.......................................... $1,013  $1,018     $  718    $  718   $  718
5 Years.......................................... $1,348  $1,430     $1,230    $1,230   $1,230
10 Years......................................... $2,294  $2,445***  $2,445*** $2,636   $2,636


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

FRAMLINGTON INTERNATIONAL GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of issuers located in at least three foreign countries.

The sub-advisor will choose companies that demonstrate:

 .  above-average profitability;

 .  high quality management; and/or

 . the ability to grow faster than the average company within its country or sector.

The sub-advisor selects companies using a "bottom-up approach" that analyzes the performance of individual companies before considering the impact of economic trends. The sub-advisor generally selects stocks of companies that the sub-advisor believes can grow their earnings faster than the market.

The sub-advisor makes asset allocation decisions within established guidelines based on the weightings of the Fund's benchmark (the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index). These decisions take into account such factors as economic and monetary conditions, as well as valuations, relative to the domestic market.

The Fund may invest in companies domiciled in countries with developed or emerging markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.



   Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.



   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.



   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.



   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.



   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class C shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class A and Class B shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.






                                    [CHART]

Date    Percentage
1998     14.48%
1999     44.10%

2000    -19.16%


Year-to-date through September 30, 2001: (31.44)%


                        Best Quarter:  Q4 1999   25.68%
                        Worst Quarter: Q3 1998 (17.79)%

Average Annual Total Return

(for the periods ended December 31, 2000)


--------------------------------------------------------------------------------

                                                              Since
                                                  1 Year  Inception/(1)/
                                                    %           %
-------------------------------------------------------------------------
Class A.......................................... (22.87)     7.18
MSCI EAFE Index/(2)/............................. (13.95)     8.58
Class B.......................................... (22.73)     8.16
MSCI EAFE Index/(2)/............................. (13.95)     8.66
Class C.......................................... (19.90)     8.07
MSCI EAFE Index/(2)/............................. (13.95)     8.84


--------------------------------------------------------------------------------

(1)The inception dates for the Class A, Class B and Class C shares are 2/20/97, 3/19/97 and 2/13/97, respectively. The index returns from inception for Class A, Class B and Class C shares are from March 1, 1997, April 1, 1997 and February 1, 1997, respectively.


(2)Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East.





The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Framlington International Growth Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                 Class A   Class B Class C
                                                                 Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)       -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...............................................   5.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of
  original purchase price or redemption proceeds)...............   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....   None     None    None
Redemption Fees.................................................    2%(e)   2%(e)   2%(e)
Exchange Fees...................................................   None      None   None



                                                                 Class A Class B Class C
                                                                 Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund    %       %       %
assets)as a % of net assets                                      ------- ------- -------
Management Fees.................................................  1.00    1.00    1.00
Distribution and/or Service (12b-1) Fees........................  0.25    1.00    1.00
Other Expenses/(1)/.............................................  0.56    0.56    0.56

                                                                  ----    ----    ----
Total Annual Fund Operating Expenses/(1)/.......................  1.81    2.56    2.56

                                                                  ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




(e)Effective January 1, 2002, a short-term trading fee of 2% will be assessed on redemptions within 60 days of purchase of shares of the Framlington International Growth Fund.




(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the expected expense reimbursement, other expenses and total annual fund operating expenses based on the prior fiscal year would have been 0.44% and 1.69%, respectively, for Class A shares and 0.44% and 2.44%, respectively, for Class B shares and Class C shares. The advisor may eliminate all or a part of the expense reimbursements at any time.


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  Class A Class B   Class B    Class C Class C
                                                  Shares  Shares*   Shares**   Shares* Shares**
                                                  ------- -------   --------   ------- --------
1 Year........................................... $  724  $  759     $  259    $  359   $  259
3 Years.......................................... $1,088  $1,096     $  796    $  796   $  796
5 Years.......................................... $1,476  $1,560     $1,360    $1,360   $1,360
10 Years......................................... $2,560  $2,709***  $2,709*** $2,895   $2,895


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------



This section further describes the Funds' principal investment strategies and risks that are summarized above in the section entitled "Risk/Return Summary". The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The Glossary below explains certain terms used throughout this prospectus.



 Glossary

TYPES OF FUNDS


Equity Funds are the Balanced Fund, Bio(Tech)/2/ Fund, Digital Economy Fund, International Equity Fund, MidCap Select Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Multi-Season Growth Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small Company Growth Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington HealthCare Fund and Framlington International Growth Fund.


TYPES OF SECURITIES


American Depositary Receipts (ADRs) are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets.


Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.


Fixed income or debt securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.


Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.


U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.


Money market instruments are high-quality, short-term instruments including commercial paper, bankers' acceptance and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.


RATING AGENCIES


Moody's is Moody's Investor Services, Inc.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

S&P is Standard & Poor's Rating Services.

 Principal Investment Strategies and Risks


Foreign Securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency. Yankee bonds are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.



   Investment Strategy. Bio(Tech)/2/ Fund, International Equity Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington Healthcare Fund and Framlington International Growth Fund will invest all or a substantial portion of their total assets in foreign securities.


   Special Risks. Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

   Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

   Additional Risks. Additional risks are involved when investing in countries with emerging economies or securities markets. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

   A further risk of investing in foreign securities is the risk that a Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world markets and affect European markets in particular.

Short-Term Trading. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights.


   Investment Strategy. Each Fund may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing the Funds' turnover rates.


   Special Risks. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund's performance.

Defensive Investing. Defensive investing occurs when a Fund invests all or any portion of its assets in short-term obligations as a temporary defensive measure in response to adverse market or economic conditions.

   Investment Strategy. All Funds may employ defensive investment techniques and investments on a temporary basis.

   Special Risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations.


 Other Investment Strategies and Risks

Asset-Backed Securities. Asset-backed securities are debt securities backed by mortgages, installment sales contract and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").


   Investment Strategy. Balanced Fund and Framlington Global Financial Services Fund may invest a portion of their assets in asset-backed securities.



   Special Risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.


Borrowing and Reverse Repurchase Agreements. Money may be borrowed from banks and reverse repurchase agreements may be entered into with banks and other financial institutions for emergency purposes or redemptions. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

   Investment Strategy. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.

   Special Risks. Borrowings and reverse repurchase agreements by a Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Derivatives. "Derivative" instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.


A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

   Investment Strategy. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Funds may, but are not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Funds will not use derivatives for speculative purposes.

   A Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

   Forward currency exchange contracts may be used for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the advisor or sub-advisor, and no Fund is required to hedge its foreign currency positions.

   Each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging purposes. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.

   Special Risks. The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
   (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Investment Grade Credit Ratings. A security is considered investment grade if, at the time of purchase, it is rated:


  .  BBB or higher by S&P;



  .  Baa or higher by Moody's;



  .  BBB or higher by Duff & Phelps; or



  .  BBB or higher by Fitch.



A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

   Investment Strategy. Fixed income and convertible securities purchased by the Funds will generally be rated at least investment grade, except that the Funds may also invest in unrated securities if the advisor or sub-advisor believes they are comparable in quality.

   Special Risks. Although securities rated "BBB" by S&P, Duff & Phelps or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor or sub-advisor will consider such an event in determining whether the Fund should continue to hold the security.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

   Investment Strategy. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of a Fund's total assets (including the loan collateral).

   Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Temporary Investments. Short-term obligations refer to U.S. Government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.

   Investment Strategy. Each Fund may invest a portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests.

   Special Risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations.




When - Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.



   Special Risks. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

YOUR INVESTMENT

--------------------------------------------------------------------------------

This section describes how to do business with the Funds.



 How to Reach the Funds


By telephone: 1-800-438-5789
            Call for shareholder services.


By mail:    The Munder Funds
            c/o PFPC Inc.

            P.O. Box 9701
            Providence, RI 02940

By overnight
delivery:
            The Munder Funds



            c/o PFPC Inc.

            4400 Computer Drive
            Westborough, MA 01581


 Purchasing Shares

Purchase Price of Shares
Class A and Class II shares of a Fund are sold at the net asset value (NAV) next determined after a purchase order is received in proper form plus any applicable sales charge. Please see "Distribution Arrangements" below for information about sales charges.

Class B and Class C shares of a Fund are sold at NAV next determined after a purchase order is received in proper form.

Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

Policies for Purchasing Shares




Investment minimums


Until December 31, 2001, the minimum initial investment per Fund for all accounts is $250. Beginning January 1, 2002, the minimum initial investment will be $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. For those investors who use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50. We reserve the right to deduct a $6 quarterly fee for all AIP accounts that cease contributions before reaching the applicable account minimum. Before imposing any such fee we will provide you with 30 days' advance written notice.



Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services. We reserve the right to waive any investment minimum. If you wish to invest more than $250,000, you must purchase Class A or Class C shares.



Accounts below minimums


If your investment in a Fund does not meet the new applicable account minimum as of January 1, 2002, you may increase your balance to that level or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee. We also reserve the right, upon 30 days' advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below the applicable new minimum.


Timing of orders
Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares
Investors may purchase shares:

 . By Broker and/or Financial Advisor. Any broker or financial advisor authorized by the

  Funds' distributor can sell you shares of the Funds. Please note that brokers or financial advisors may charge you fees for their services.


 . By Mail. You may open an account by completing, signing and mailing the attached account application form and send a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure to specify on your account application form the class of shares being purchased. If the class is not specified, your purchase will automatically be invested in Class A shares. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment such as temporary checks, credit cards or third-party checks.



 . By Wire. To open a new account, you should call the Funds at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:


   Boston Safe Deposit and Trust Company
   Boston, MA
   ABA# 011001234
   DDA# 16-798-3
   Account No.:

  You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

 .  You may purchase shares through the Automatic Investment Plan.


 .  You may purchase shares through the Reinstatement Privilege.



 Exchanging Shares

Policies for Exchanging Shares
 .  You may exchange your Fund shares for shares of the same class of other
   Munder Funds based on their relative NAVs.


 .  You may exchange Class II or Class C shares of a Fund for Class II or Class
   C shares, respectively, of other Munder Funds, based on their relative NAVs.


 . Class A shares of a Munder Money Market Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more Munder Funds for which a sales charge was paid, can be exchanged for Class A shares of a Fund at NAV.

 . Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

 . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

 . If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

 . A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.


 . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or calling the Munder Funds at (800) 438-5789.


 .  Brokers or financial advisors may charge you a fee for handling exchanges.

 . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Methods for Exchanging Shares
 . Exchanges By Telephone. You may give exchange instructions by telephone to the Funds at (800) 438-5789. You may not exchange shares by telephone if you hold share certificates. We reserve the right to reject any telephone exchange request and to place restrictions on telephone exchanges.


 . Exchanges By Mail. You may send exchange requests to your broker, to your financial advisor or you may send them directly to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581.



 Redeeming Shares

Redemption Price

We will redeem shares at the NAV next determined after we receive the redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC) or short-term trading.



Effective January 1, 2002, if you redeem shares of a Fund within 60 days of purchase, you will incur a 2% short-term trading fee upon redemption based on net assets at the time of redemption. The short-term tradng fee also applies when shares are redeemed by exchange to another Munder Fund. The short-term trading fee is paid directly to the Funds to offset the costs of buying and selling securities and is intended to protect existing shareholders. The fee, which discourages short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.





We reserve the right to waive the short-term trading fee in certain limited circumstances.


Please see "Distribution Arrangements" below for information about CDSCs.

Policies for Redeeming Shares
For your protection, a medallion signature guarantee is required for the following redemption requests:


 .  redemption proceeds greater than $50,000;



 . redemption proceeds not being made payable to the record owner of the account;



 . redemption proceeds not being mailed to the address of record on the account;



 . if the redemption proceeds are being transferred to another Munder Fund account with a different registration;



 .  change in ownership or registration of the account; or



 .  changes to banking information without a voided check being supplied.



When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.


A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Methods for Redeeming Shares
You may redeem shares of the Funds in several ways:


 .  By Mail. You may mail your redemption request to: The Munder Funds, c/o PFPC
   Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.


 . By Telephone. You can redeem your shares by contacting your broker or your financial advisor, or by calling the Funds at (800) 438-5789. There is no minimum requirement for telephone redemptions.

  If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your account application form, simply call the Funds prior to 4:00 p.m. (Eastern time), and request the redemption proceeds be wired to the commercial bank, registered broker-dealer or financial advisor you designated on your account application form. We will send your redemption proceeds to you on the next business day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

  During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

 .  You may redeem shares through the Systematic Withdrawal Plan.



 Additional Policies for Purchases, Exchanges and Redemptions



 . We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.



 . The Funds reserve the right to reject any purchase order, including exchanges from other Munder Funds.



 . At any time, the Funds may change any of their purchase, redemption or exchange practices, and may suspend the sale of their shares.


 . The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 .  To limit the Funds' expenses, we no longer issue share certificates.

 .  A Fund may temporarily stop redeeming shares if:

   . the NYSE is closed;

   . trading on the NYSE is restricted;

   . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   . if the SEC orders the Fund to suspend redemptions.

 . If accepted by a Fund, investors may purchase shares of the Fund (other than the Real Estate Equity Investment Fund) with securities which the Fund may hold. The advisor will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

 . The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Funds' transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.



 . If you purchased shares directly from the Funds, the Funds' transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you.

 .  The exchange privilege is not intended as a vehicle for short-term trading.
   Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable.

  Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.


 Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Funds at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.


Reinstatement Privilege. For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in shares of the same class of the SAME Fund at NAV. Any CDSC you paid on the amount you are reinvesting will be credited to your account. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify the Funds' transfer agent in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.


Systematic Withdrawal Plan (SWP). If you have an account value of $2,500 or more in a Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the SWP by completing the SWP application form available through the Funds' transfer agent. To participate in the SWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the SWP at any time upon notice to the Funds' transfer agent. You should not buy Class A shares (and pay a sales charge) while you participate in the SWP and you must pay any applicable CDSC when you redeem shares.

DISTRIBUTION ARRANGEMENTS

--------------------------------------------------------------------------------


 Share Class Selection

The Funds offer Class A, Class B, Class C and Class II shares through/by this prospectus. Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A shares
 .  Front end sales charge. There are several ways to reduce these sale charges.

 .  Lower annual expenses than Class B, Class C and Class II shares.

Class B shares
 .  No front end sales charge. All your money goes to work for you right away.

 .  A CDSC on shares you sell within six years of purchase.

 .  Higher annual expenses than Class A shares.

 . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after issuance of the original purchase.

 .  CDSC is waived for certain redemptions.

Class C shares
 .  No front end sales charge. All your money goes to work for you right away.


 .  A CDSC on shares you sell within one year of purchase.


 .  Higher annual expenses than Class A shares.

 .  Shares do not convert to another class.

Class II shares
 .  Front end sales charge.


 .  A CDSC on shares you sell within eighteen months of purchase.


 .  Shares do not convert to another class.

 .  Higher annual expenses than Class A shares.

Each Fund also issues other classes of shares, which have different sales charges, expense levels and performance. The other classes of shares are available to limited types of investors. Call (800) 438-5789 to obtain more information about those classes.


 Applicable Sales Charge--Class A
 Shares

You can purchase Class A shares at NAV plus an initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:


                                     Sales Charge     Dealer
                                         as a       Reallowance
                                    Percentage of      as a
                                   ---------------  Percentage
                                               Net    of the
                                      Your    Asset  Offering
                                   Investment Value    Price
                                       %        %        %
                                   ---------- ----- -----------
              Less than $25,000...    5.50    5.82      5.00
              $25,000 but
                less than $50,000.    5.25    5.54      4.75
              $50,000 but
                less than $100,000    4.50    4.71      4.00
              $100,000 but
                less than $250,000    3.50    3.63      3.25
              $250,000 but
                less than $500,000    2.50    2.56      2.25
              $500,000 but
                less than
                $1,000,000........    1.50    1.52      1.25
              $1,000,000 or more..    None*   None* (see below)**

--------------------------------------
* No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

** The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.

Sales Charge Waivers--General
We will waive the initial sales charge on Class A shares for the following types of purchasers (the word "advisor" in the following refers to Munder Capital Management, the advisor to The Munder Funds):

1. individuals with an investment account or relationship with the advisor;

2. full-time employees and retired employees of the advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans as described below;

5. individuals who reinvest distributions from a qualified retirement plan managed by the advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund, within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients;

9. employer sponsored retirement plans which are administered by Universal Pensions, Inc. (UPI Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans"; and

10. employer sponsored 401(k) plans that are administered by Merrill Lynch Group Employee Services (Merrill Lynch Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans."

Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans
Qualified Sponsored Retirement Plans and UPI Plans. We will waive the initial sales charge on purchases of Class A shares by: (i) employer sponsored retirement plans that are qualified under Section 401(a) or Section 403(b) of the Internal Revenue Code of 1986, as amended (each, a Qualified Employee Benefit Plan) and that (1) invest $1,000,000 or more in Class A shares offered by the Munder Funds or (2) have at least 75 eligible plan participants; and
(ii) UPI Plans for employees participating in an employer-sponsored or administered retirement program operating under Section 408A of the Internal Revenue Code. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts. These sales charge waivers do not apply to Simplified Employee Pension Plans (SEPs) or Individual Retirement Accounts (IRAs). Sales charge waivers for Merrill Lynch Plans are described below.

The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases that meet the above criteria.


Merrill Lynch Plans. We will waive the initial sales charge on purchases of Class A shares and the CDSC of 1% for certain redemptions within one year of purchase for all investments by Merrill Lynch Plans if:


(i)the Plan's recordkeeper on a daily valuation basis is Merrill Lynch Group Employee Services (Merrill Lynch) and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and a Fund's distributor and in funds advised or managed by MLAM (collectively, the Applicable Investments); or

(ii)the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill

   Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

The distributor will pay a 1% commission to dealers and other entities (as permitted by Federal and state law) who initiate and are responsible for purchases that meet the above criteria.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

 . Letter of Intent. If you intend to purchase at least $25,000 of Class A shares of the Funds, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds' transfer agent that you have a Letter of Intent each time you make an investment.

  You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in escrow. The Funds' custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

 . Quantity Discounts. You may combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse, your children under age 21 and your IRA when calculating the sales charge. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

 .  Right of Accumulation. You may add the value of any other Class A shares of non-money market
  Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.


 Applicable Sales Charge--Class II Shares

You can purchase Class II shares at the NAV plus an initial sales charge. The current sales charge rates and commissions paid to selected dealers are as follows:


                                              Dealer
                          Sales Charge as a Reallowance
                            Percentage of      as a
                          ----------------- Percentage
                                       Net    of the
                             Your     Asset  Offering
                          Investment  Value    Price
                              %         %        %
                          ----------  ----- -----------
                             1.00     1.10     1.00





 CDSC

You pay a contingent deferred sales charge (CDSC) when you redeem:

 . Class A shares that were bought without paying a front-end sales charge as part of an investment of at least $1 million within one year of buying them;

 .  Class B shares within six years of buying them;

 .  Class C shares within one year of buying them;


 .  Class II shares within eighteen months of buying them.

These time periods include the time you held Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class B, Class C or Class II shares of the Fund you are redeeming.


The CDSC for Class A shares, Class C shares and Class II shares, if applicable, is 1.00%.



The CDSC schedule for Class B shares is set forth below. The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.


                       CDSC
Years Since Purchase    %
--------------------   ----
First................. 5.00
Second................ 4.00
Third................. 3.00
Fourth................ 3.00
Fifth................. 2.00
Sixth................. 1.00
Seventh and thereafter 0.00

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares X $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

At the time of purchase of Class B shares, Class C shares and Class II shares, the Funds' distributor pays sales commissions of 4.00%, 1.00% and 2.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares, Class C shares and Class II shares.

CDSC Waivers

We will waive the CDSC payable upon redemptions of Class B shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:


 . redemptions made within one year after the death of a shareholder or registered joint owner;

 . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

 .  involuntary redemptions made by the Fund;

 . redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

We will waive the CDSC payable upon redemptions of Class B shares which you purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) for:

 . redemptions made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after you reach age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.

We will waive the CDSC for Class B shares for all redemptions by Merrill Lynch Plans if:

(i)the Plan's recordkeeper on a daily valuation basis is Merrill Lynch; or

(ii)the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch; or

(iii)the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.


 12b-1 Fees


The Funds have adopted a Rule 12b-1 plan with respect to their Class A, Class B, Class C and Class II shares that allows each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Funds may pay up to 0.25% of the daily net assets of Class A, Class B, Class C and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. The Funds may also pay up to 0.75% of the daily net assets of the Class B, Class C and Class II shares to finance activities relating to the distribution of its shares.


Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.


 Other Information

In addition to paying 12b-1 fees, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.


Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

PRICING OF FUND SHARES


--------------------------------------------------------------------------------



Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. Each Fund calculates NAV separately for each class. NAV is calculated by (1) taking the current value of a Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.





The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.



If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Boards of Directors/Trustees of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Boards of Directors/Trustees for the Funds to fair value each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Boards of Directors/Trustees of the Funds at the regularly scheduled quarterly meeting of the Boards.



Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Directors/Trustees determine that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).


Trading in foreign securities may be completed at times that vary from the closing of the NYSE.

A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Boards of Directors/Trustees. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS

--------------------------------------------------------------------------------


As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.



BALANCED FUND, LARGE-CAP VALUE FUND AND SMALL COMPANY GROWTH FUND


These Funds pay dividends, if any, quarterly.

REAL ESTATE EQUITY INVESTMENT FUND

This Fund pays dividends, if any, monthly.


BIO(TECH)/2/ FUND, DIGITAL ECONOMY FUND, FRAMLINGTON EMERGING MARKETS FUND, FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND, FRAMLINGTON HEALTHCARE FUND, FRAMLINGTON INTERNATIONAL GROWTH FUND, INTERNATIONAL EQUITY FUND, LARGE-CAP GROWTH FUND, MIDCAP SELECT FUND, MICRO-CAP EQUITY FUND, MULTI-SEASON GROWTH FUND, POWER PLUS FUND AND SMALL-CAP VALUE FUND



These Funds pay dividends, if any, at least annually.


ALL FUNDS

All Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------


Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.



 Taxes on Distributions


You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.



 Taxes on Sales or Exchanges


If you sell shares of a Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.


 Other Considerations

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT

--------------------------------------------------------------------------------




 Investment Advisor and Sub-Advisor



Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of each Fund. World Asset Management ("World"), a division of MCM, 255 East Brown Street, Birmingham, Michigan 48009, is responsible for managing the International Equity Fund. As of June 30, 2001, MCM and World (a wholly-owned subsidiary as of that date) had approximately $37.8 billion in assets under management, of which $23.1 billion were invested in equity securities, $7.1 billion were invested in money market or other short-term instruments, $5.9 billion were invested in other fixed income securities and $1.7 billion were invested in balanced investments.



Framlington Overseas Investment Management Limited ("Framlington"), an affiliate of MCM, is the sub-advisor of the Framlington Funds and the Bio(Tech)/2/ Fund.



The advisor provides overall investment management for the Funds. Except for the Framlington Funds and the Bio(Tech)/2/ Fund, the advisor also provides all research and credit analysis and is responsible for all purchases and sales of portfolio securities.



Framlington provides research and credit analysis for each of the Framlington Funds and the Bio(Tech)/2/ Fund and is responsible for making all purchases and sales of portfolio securities for the Bio(Tech)/2/ Fund and for each of the Framlington Funds, other than the Framlington Global Financial Services Fund.



Framlington provides foreign research and credit analysis for the Framlington Global Financial Services Fund and is responsible for making all purchases and sales of foreign portfolio securities. Framlington is responsible for the allocation of the Framlington Global Financial Services Fund's assets among countries. To the extent the Framlington Global Financial Services Fund invests in domestic securities, MCM provides research and credit analysis and is responsible for making all purchases and sales of domestic portfolio securities.





During the fiscal year ended June 30, 2001, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:



                  Balanced Fund........................ 0.65%
                  Bio(Tech)/2/ Fund.................... 1.25%
                  Digital Economy Fund................. 0.75%
                  International Equity Fund............ 0.75%
                  Large-Cap Growth Fund................ 0.75%
                  Large-Cap Value Fund................. 0.75%
                  Micro-Cap Equity Fund................ 1.00%
                  MidCap Select Fund................... 0.75%
                  Multi-Season Growth Fund............. 0.75%
                  Power Plus Fund...................... 0.75%
                  Real Estate Equity Investment Fund... 0.74%
                  Small-Cap Value Fund................. 0.75%
                  Small Company Growth Fund............ 0.75%
                  Framlington Emerging Markets Fund.... 1.25%
                  Framlington Global Financial Services
                    Fund............................... 0.75%
                  Framlington Healthcare Fund.......... 0.87%
                  Framlington International Growth Fund 1.00%

 Portfolio Managers


BALANCED FUND, DIGITAL ECONOMY FUND, LARGE-CAP GROWTH FUND, LARGE-CAP VALUE FUND, MICRO-CAP EQUITY FUND, MIDCAP SELECT FUND, MULTI-SEASON GROWTH FUND, POWER PLUS FUND, REAL ESTATE EQUITY INVESTMENT FUND, SMALL-CAP VALUE FUND AND SMALL COMPANY GROWTH FUND



A team of professional portfolio managers employed by MCM makes investment decisions for the Funds.



INTERNATIONAL EQUITY FUND





A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Fund.



FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND





A team of professional portfolio managers employed by MCM and Framlington makes investment decisions for the Fund.





FRAMLINGTON EMERGING MARKETS FUND, FRAMLINGTON HEALTHCARE FUND, FRAMLINGTON INTERNATIONAL GROWTH FUND AND BIO(TECH)/2/ FUND



A team of professional portfolio managers employed by Framlington makes investment decisions for the Funds.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help shareholders understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. The independent auditor's report, along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.


                                                                                    Balanced Fund(a)
                                                                   --------------------------------------------------
                                                                      Year       Year       Year     Year      Year
                                                                     Ended      Ended      Ended     Ended    Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98 6/30/97(c)
                                                                    Class A    Class A    Class A   Class A  Class A
                                                                   ---------- ---------- ---------- ------- ----------
Net asset value, beginning of period..............................  $ 12.13     $12.96     $13.48   $13.01    $12.35
                                                                    -------     ------     ------   ------    ------
Income from investment operations:
Net investment income.............................................     0.19       0.15       0.21     0.30      0.29
Net realized and unrealized gain/(loss) on investments............    (0.26)      2.40       1.02     1.66      1.30
                                                                    -------     ------     ------   ------    ------
Total from investment operations..................................    (0.07)      2.55       1.23     1.96      1.59
                                                                    -------     ------     ------   ------    ------
Less distributions:
Dividends from net investment income..............................    (0.18)     (0.13)     (0.23)   (0.32)    (0.27)
Distributions in excess of net investment income..................       --      (0.02)        --       --        --
Distributions from net realized gains.............................    (1.35)     (3.23)     (1.52)   (1.17)    (0.66)
Distributions in excess of net realized gains.....................    (0.28)        --         --       --        --
                                                                    -------     ------     ------   ------    ------
Total distributions...............................................    (1.81)     (3.38)     (1.75)   (1.49)    (0.93)
                                                                    -------     ------     ------   ------    ------
Net asset value, end of period....................................  $ 10.25     $12.13     $12.96   $13.48    $13.01
                                                                    =======     ======     ======   ======    ======
Total return (b)..................................................    (1.23)%    27.17%     10.76%   15.93%    13.63%
                                                                    =======     ======     ======   ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $20,621     $6,229     $1,572   $  844    $  382
Ratio of operating expenses to average net assets.................     1.31%      1.26%      1.22%    1.17%     1.22%
Ratio of net investment income to average net assets..............     1.80%      1.33%      1.73%    2.41%     2.30%
Portfolio turnover rate...........................................      165%       176%       116%      79%      125%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.31%      1.26%      1.22%    1.17%     1.22%


--------------------------------------------------------------------------------
(a)The Munder Balanced Fund Class A Shares, Class B Shares and Class C Shares commenced operations on April 30, 1993, June 21, 1994 and January 24, 1996, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.


(d)Amount represents less than $0.01 per share.

                                            Balanced Fund(a)
--------------------------------------------------------------------------------------------------------
   Year       Year         Year     Year      Year       Year       Year       Year     Year      Year
  Ended      Ended        Ended     Ended    Ended      Ended      Ended      Ended     Ended    Ended
6/30/01(c) 6/30/00(c)   6/30/99(c) 6/30/98 6/30/97(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98 6/30/97(c)
 Class B    Class B      Class B   Class B  Class B    Class C    Class C    Class C   Class C  Class C
---------- ----------   ---------- ------- ---------- ---------- ---------- ---------- ------- ----------
 $ 12.08     $12.92       $13.44   $12.97    $12.33    $ 12.12     $12.95     $13.45   $12.99    $12.35
 -------     ------       ------   ------    ------    -------     ------     ------   ------    ------
    0.11       0.07         0.12     0.21      0.19       0.11       0.07       0.12     0.22      0.18
   (0.30)      2.38         1.01     1.64      1.30      (0.30)      2.39       1.03     1.62      1.32
 -------     ------       ------   ------    ------    -------     ------     ------   ------    ------
   (0.19)      2.45         1.13     1.85      1.49      (0.19)      2.46       1.15     1.84      1.50
 -------     ------       ------   ------    ------    -------     ------     ------   ------    ------
   (0.10)     (0.06)       (0.13)   (0.21)    (0.19)     (0.10)     (0.05)     (0.13)   (0.21)    (0.20)
      --      (0.00)(d)       --       --        --         --      (0.01)        --       --        --
   (1.35)     (3.23)       (1.52)   (1.17)    (0.66)     (1.35)     (3.23)     (1.52)   (1.17)    (0.66)
   (0.28)        --           --       --        --      (0.28)        --         --       --        --
 -------     ------       ------   ------    ------    -------     ------     ------   ------    ------
   (1.73)     (3.29)       (1.65)   (1.38)    (0.85)     (1.73)     (3.29)     (1.65)   (1.38)    (0.86)
 -------     ------       ------   ------    ------    -------     ------     ------   ------    ------
 $ 10.16     $12.08       $12.92   $13.44    $12.97    $ 10.20     $12.12     $12.95   $13.45    $12.99
 =======     ======       ======   ======    ======    =======     ======     ======   ======    ======
   (2.30)%    26.22%        9.96%   15.11%    12.73%     (2.38)%    26.33%     10.11%   15.00%    12.84%
 =======     ======       ======   ======    ======    =======     ======     ======   ======    ======
 $47,329     $9,582       $1,829   $  647    $  199    $24,364     $5,145     $  360   $  115    $   73
    2.06%      2.01%        1.97%    1.92%     1.97%      2.06%      2.01%      1.97%    1.92%     1.97%
    1.05%      0.58%        0.94%    1.66%     1.55%      1.05%      0.58%      0.94%    1.66%     1.55%
     165%       176%         116%      79%      125%       165%       176%       116%      79%      125%
    2.06%      2.01%        1.97%    1.92%     1.97%      2.06%      2.01%      1.97%    1.92%     1.97%

                                                                                        Bio(Tech)/2/ Fund(a)
                                                                              ------------------------------------
                                                                                Period        Period        Period
                                                                                Ended         Ended         Ended
                                                                              6/30/01(c)    6/30/01(c)    6/30/01(c)
                                                                               Class A       Class B       Class II
                                                                              ----------    ----------    ----------
Net asset value, beginning of period.........................................  $ 10.00       $ 10.00       $ 10.00
                                                                               -------       -------       -------
Income from investment operations:
Net investment loss..........................................................    (0.13)        (0.16)        (0.16)
Net realized and unrealized loss on investments..............................    (2.37)        (2.39)        (2.37)
                                                                               -------       -------       -------
Total from investment operations.............................................    (2.50)        (2.55)        (2.53)
                                                                               -------       -------       -------
Net asset value, end of period...............................................  $  7.50       $  7.45       $  7.47
                                                                               =======       =======       =======
Total return (b).............................................................   (25.00)%      (25.50)%      (25.30)%
                                                                               =======       =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $ 5,425       $ 7,748       $ 3,862
Ratio of operating expenses to average net assets............................     3.21%(d)      3.96%(d)      3.96%(d)
Ratio of net investment loss to average net assets...........................    (2.74)%(d)    (3.49)%(d)    (3.49)%(d)
Portfolio turnover rate......................................................       26%           26%           26%
Ratio of operating expenses to average net assets without expenses reimbursed     3.21%(d)      3.96%(d)      3.96%(d)


--------------------------------------------------------------------------------
(a)The Munder Bio(Tech)/2 /Fund Class A Shares, Class B Shares and Class II Shares commenced operations on November 1, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                       Digital Economy Fund(a)
                                                                              ------------------------------------
                                                                                Period        Period        Period
                                                                                Ended         Ended         Ended
                                                                              6/30/01(c)    6/30/01(c)    6/30/01(c)
                                                                               Class A       Class B       Class II
                                                                              ----------    ----------    ----------
Net asset value, beginning of period.........................................  $ 10.00       $ 10.00       $ 10.00
                                                                               -------       -------       -------
Income from investment operations:
Net investment loss..........................................................    (0.10)        (0.15)        (0.15)
Net realized and unrealized loss on investments..............................    (2.11)        (2.12)        (2.10)
                                                                               -------       -------       -------
Total from investment operations.............................................    (2.21)        (2.27)        (2.25)
                                                                               -------       -------       -------
Net asset value, end of period...............................................  $  7.79       $  7.73       $  7.75
                                                                               =======       =======       =======
Total return (b).............................................................   (22.10)%      (22.70)%      (22.50)%
                                                                               =======       =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $ 4,045       $ 7,000       $ 4,985
Ratio of operating expenses to average net assets............................     2.51%(d)      3.26%(d)      3.26%(d)
Ratio of net investment loss to average net assets...........................    (1.57)%(d)    (2.32)%(d)    (2.32)%(d)
Portfolio turnover rate......................................................       71%           71%           71%
Ratio of operating expenses to average net assets without expenses reimbursed     2.51%(d)      3.26%(d)      3.26%(d)


--------------------------------------------------------------------------------
(a)The Munder Digital Economy Fund Class A Shares, Class B Shares and Class II Shares commenced operations on September 18, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                              International Equity Fund(a)
                                                                   -------------------------------------------------
                                                                    Year        Year       Year     Year      Year
                                                                    Ended      Ended      Ended     Ended    Ended
                                                                   6/30/01   6/30/00(c) 6/30/99(c) 6/30/98 6/30/97(c)
                                                                   Class A    Class A    Class A   Class A  Class A
                                                                   -------   ---------- ---------- ------- ----------
Net asset value, beginning of period.............................. $ 18.06    $ 16.21    $ 15.03   $15.73    $15.09

                                                                   -------    -------    -------   ------    ------
Income from investment operations:
Net investment income.............................................    0.08       0.25       0.20     0.15      0.14
Net realized and unrealized gain/(loss) on investments............   (4.66)      3.47       1.38     0.34      2.30

                                                                   -------    -------    -------   ------    ------
Total from investment operations..................................   (4.58)      3.72       1.58     0.49      2.44

                                                                   -------    -------    -------   ------    ------
Less distributions:
Dividends from net investment income..............................   (0.10)     (0.28)     (0.17)   (0.19)    (0.21)
Distributions in excess of net investment income..................       -          -          -        -         -
Distributions from net realized gains.............................   (1.23)     (1.59)     (0.23)   (1.00)    (1.59)

                                                                   -------    -------    -------   ------    ------
Total distributions...............................................   (1.33)     (1.87)     (0.40)   (1.19)    (1.80)

                                                                   -------    -------    -------   ------    ------
Net asset value, end of period.................................... $ 12.15    $ 18.06    $ 16.21   $15.03    $15.73

                                                                   =======    =======    =======   ======    ======
Total return (b)..................................................  (26.58)%    23.86%     10.80%    4.30%    17.98%

                                                                   =======    =======    =======   ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $ 8,728    $10,946    $16,024   $6,264    $6,710
Ratio of operating expenses to average net assets.................    1.38%      1.30%      1.29%    1.25%     1.26%
Ratio of net investment income to average net assets..............    0.62%      1.44%      1.33%    1.03%     0.98%
Portfolio turnover rate...........................................      27%        18%        23%      41%       46%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    1.38%      1.30%      1.29%    1.25%     1.26%


--------------------------------------------------------------------------------

(a)The Munder International Equity Fund Class A Shares commenced operations on November 30, 1992.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                              International Equity Fund(a)
                                                                   -------------------------------------------------
                                                                    Year        Year       Year     Year      Year
                                                                    Ended      Ended      Ended     Ended    Ended
                                                                   6/30/01   6/30/00(c) 6/30/99(c) 6/30/98 6/30/97(c)
                                                                   Class B    Class B    Class B   Class B  Class B
                                                                   -------   ---------- ---------- ------- ----------
Net asset value, beginning of period.............................. $ 17.68     $15.97     $14.83   $15.57    $14.91

                                                                   -------     ------     ------   ------    ------
Income from investment operations:
Net investment income/(loss)......................................   (0.02)      0.12       0.05     0.05      0.03
Net realized and unrealized gain/(loss) on investments............   (4.54)      3.36       1.42     0.32      2.28
                                                                   -------     ------     ------   ------    ------
Total from investment operations..................................   (4.56)      3.48       1.47     0.37      2.31

                                                                   -------     ------     ------   ------    ------
Less distributions:
Dividends from net investment income..............................   (0.05)     (0.13)     (0.10)   (0.11)    (0.06)
Distributions in excess of net investment income..................      --      (0.05)        --       --        --
Distributions from net realized gains.............................   (1.23)     (1.59)     (0.23)   (1.00)    (1.59)
                                                                   -------     ------     ------   ------    ------
Total distributions...............................................   (1.28)     (1.77)     (0.33)   (1.11)    (1.65)
                                                                   -------     ------     ------   ------    ------
Net asset value, end of period.................................... $ 11.84     $17.68     $15.97   $14.83    $15.57

                                                                   =======     ======     ======   ======    ======
Total return (b)..................................................  (27.10)%    22.51%     10.08%    3.54%    17.18%

                                                                   =======     ======     ======   ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $ 2,201     $3,211     $1,104   $1,121    $1,151
Ratio of operating expenses to average net assets.................    2.13%      2.05%      2.04%    2.00%     2.01%
Ratio of net investment income/(loss) to average net assets.......   (0.13)%     0.69%      0.34%    0.28%     0.23%
Portfolio turnover rate...........................................      27%        18%        23%      41%       46%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    2.13%      2.05%      2.04%    2.00%     2.01%


--------------------------------------------------------------------------------

(a)The Munder International Equity Fund Class B Shares and Class C Shares commenced operations on March 9, 1994 and September 29, 1995, respectively.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.

                                                                                            International Equity Fund(a)
                                                                              -   --------------------------------------
                                                                                   Year       Year       Year     Year
                                                                                   Ended     Ended      Ended     Ended
                                                                                  6/30/01  6/30/00(c) 6/30/99(c) 6/30/98
                                                                                  Class C   Class C    Class C   Class C
                                                                              -   -------  ---------- ---------- -------
Net asset value, beginning of period.........................................     $17.86     $16.09     $14.95   $15.68

                                                                              -   ------     ------     ------   ------
Income from investment operations:
Net investment income/(loss).................................................       0.04       0.12       0.05     0.04
Net realized and unrealized gain/(loss) on investments.......................      (4.67)      3.42       1.42     0.34
                                                                              -   ------     ------     ------   ------
Total from investment operations.............................................      (4.63)      3.54       1.47     0.38

                                                                              -   ------     ------     ------   ------
Less distributions:
Dividends from net investment income.........................................      (0.05)     (0.13)     (0.10)   (0.11)
Distributions in excess of net investment income.............................         --      (0.05)        --       --
Distributions from net realized gains........................................      (1.23)     (1.59)     (0.23)   (1.00)
                                                                              -   ------     ------     ------   ------
Total distributions..........................................................      (1.28)     (1.77)     (0.33)   (1.11)
                                                                              -   ------     ------     ------   ------
Net asset value, end of period...............................................     $11.95     $17.86     $16.09   $14.95

                                                                              =   ======     ======     ======   ======
Total return (b).............................................................     (27.12)%    22.66%     10.07%    3.50%

                                                                              =   ======     ======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................     $3,483     $3,977     $2,111   $1,911
Ratio of operating expenses to average net assets............................       2.13%      2.05%      2.04%    2.00%
Ratio of net investment income/(loss) to average net assets..................      (0.13)%     0.69%      0.36%    0.28%
Portfolio turnover rate......................................................         27%        18%        23%      41%
Ratio of operating expenses to average net assets without expenses reimbursed       2.13%      2.05%      2.04%    2.00%




                                                                                 Year
                                                                                Ended
                                                                              6/30/97(c)
                                                                               Class C
                                                                              ----------
Net asset value, beginning of period.........................................   $15.02

                                                                                ------
Income from investment operations:
Net investment income/(loss).................................................     0.03
Net realized and unrealized gain/(loss) on investments.......................     2.30
                                                                                ------
Total from investment operations.............................................     2.33

                                                                                ------
Less distributions:
Dividends from net investment income.........................................    (0.08)
Distributions in excess of net investment income.............................       --
Distributions from net realized gains........................................    (1.59)
                                                                                ------
Total distributions..........................................................    (1.67)
                                                                                ------
Net asset value, end of period...............................................   $15.68

                                                                                ======
Total return (b).............................................................    17.18%

                                                                                ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................   $2,259
Ratio of operating expenses to average net assets............................     2.01%
Ratio of net investment income/(loss) to average net assets..................     0.23%
Portfolio turnover rate......................................................       46%
Ratio of operating expenses to average net assets without expenses reimbursed     2.01%


--------------------------------------------------------------------------------

(a)The Munder International Equity Fund Class B Shares and Class C Shares commenced operations on March 9, 1994 and September 29, 1995, respectively.


(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


(c)Per share numbers have been calculated using the average shares method.

                                                                                     Large-Cap Growth Fund(a)
                                                                              ---------------------------------
                                                                              Period       Period        Period
                                                                               Ended        Ended        Ended
                                                                              6/30/01      6/30/01      6/30/01
                                                                              Class A      Class B      Class II
                                                                              -------      -------      --------
Net asset value, beginning of period......................................... $ 13.88      $ 14.14      $ 14.10
                                                                              -------      -------      -------
Income from investment operations:
Net investment loss..........................................................   (0.09)       (0.09)       (0.10)
Net realized and unrealized gain/(loss) on investments.......................   (4.24)       (4.58)       (4.55)
                                                                              -------      -------      -------
Total from investment operations.............................................   (4.33)       (4.67)       (4.65)
                                                                              -------      -------      -------
Less distributions:
Distributions from net realized gains........................................   (0.50)       (0.50)       (0.50)
Distributions in excess of net realized gains................................   (0.43)       (0.43)       (0.43)
                                                                              -------      -------      -------
Total distributions..........................................................   (0.93)       (0.93)       (0.93)
                                                                              -------      -------      -------
Net asset value, end of period............................................... $  8.62      $  8.54      $  8.52
                                                                              =======      =======      =======
Total return (b).............................................................  (33.11)%     (34.93)%     (34.89)%
                                                                              =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $ 1,274      $ 1,921      $ 2,048
Ratio of operating expenses to average net assets............................    1.46%(c)     2.21%(c)     2.21%(c)
Ratio of net investment loss to average net assets...........................   (0.80)%(c)   (1.55)%(c)   (1.55)%(c)
Portfolio turnover rate......................................................      76%          76%          76%
Ratio of operating expenses to average net assets without expenses reimbursed    1.46%(c)     2.21%(c)     2.21%(c)


--------------------------------------------------------------------------------

(a)The Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund) Class A Shares, Class B Shares and Class II Shares commenced operations on July 3, 2000, July 11, 2000 and July 10, 2000, respectively.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Annualized.

                                                                              Large-Cap Value Fund(a)
                                                                   --------------------------------------------
                                                                    Year      Year     Year    Year      Year
                                                                    Ended    Ended     Ended   Ended    Ended
                                                                   6/30/01 6/30/00(c) 6/30/99 6/30/98 6/30/97(c)
                                                                   Class A  Class A   Class A Class A  Class A
                                                                   ------- ---------- ------- ------- ----------
Net asset value, beginning of period.............................. $11.83   $ 14.98   $15.62  $15.21    $13.04

                                                                   ------   -------   ------  ------    ------
Income from investment operations:
Net investment income/(loss)......................................   0.08      0.18     0.20    0.29      0.31
Net realized and unrealized gain/(loss) on investments............   1.70     (2.58)    0.73    2.96      3.14
                                                                   ------   -------   ------  ------    ------
Total from investment operations..................................   1.78     (2.40)    0.93    3.25      3.45

                                                                   ------   -------   ------  ------    ------
Less distributions:
Dividends from net investment income..............................  (0.07)    (0.16)   (0.18)  (0.28)    (0.32)
Distributions in excess of net investment income..................     --     (0.02)      --      --        --
Distributions from net realized gains.............................  (0.48)    (0.57)   (1.39)  (2.56)    (0.96)

                                                                   ------   -------   ------  ------    ------
Total distributions...............................................  (0.55)    (0.75)   (1.57)  (2.84)    (1.28)

                                                                   ------   -------   ------  ------    ------
Net asset value, end of period.................................... $13.06   $ 11.83   $14.98  $15.62    $15.21

                                                                   ======   =======   ======  ======    ======
Total return (b)..................................................  15.32%   (16.45)%   6.96%  23.03%    28.10%

                                                                   ======   =======   ======  ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $6,654   $ 5,121   $5,578  $9,545    $3,662
Ratio of operating expenses to average net assets.................   1.22%     1.23%    1.21%   1.19%     1.20%
Ratio of net investment income/(loss) to average net assets.......   0.52%     1.37%    1.44%   1.78%     2.28%
Portfolio turnover rate...........................................     65%       91%      50%     73%       62%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................   1.22%     1.23%    1.21%   1.19%     1.20%


--------------------------------------------------------------------------------

(a)The Munder Large-Cap Value Fund (formerly Munder Equity Income Fund) Class A Shares, Class B Shares and Class C Shares commenced operations on August 8, 1994, August 9, 1994 and December 5, 1995, respectively.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.

                                   Large-Cap Value Fund(a)
------------------------------------------------------------------------------------------------
 Year         Year      Year    Year      Year     Year        Year     Year    Year      Year
 Ended       Ended      Ended   Ended    Ended     Ended      Ended     Ended   Ended    Ended
6/30/01    6/30/00(c)  6/30/99 6/30/98 6/30/97(c) 6/30/01   6/30/00(c) 6/30/99 6/30/98 6/30/97(c)
Class B     Class B    Class B Class B  Class B   Class C    Class C   Class C Class C  Class C
-------    ----------  ------- ------- ---------- -------   ---------- ------- ------- ----------
$ 11.79     $ 14.93    $15.57  $15.17    $13.02   $11.78     $ 14.91   $15.55  $15.16    $13.01
-------     -------    ------  ------    ------   ------     -------   ------  ------    ------
  (0.02)       0.08      0.10    0.17      0.21    (0.02)       0.08     0.09    0.16      0.19
              (2.57)
   1.69                  0.72    2.95      3.13     1.69       (2.56)    0.73    2.95      3.15
-------     -------    ------  ------    ------   ------     -------   ------  ------    ------
   1.67       (2.49)     0.82    3.12      3.34     1.67       (2.48)    0.82    3.11      3.34
-------     -------    ------  ------    ------   ------     -------   ------  ------    ------
  (0.01)      (0.08)    (0.07)  (0.16)    (0.23)   (0.01)      (0.08)   (0.07)  (0.16)    (0.23)
     --          --        --      --        --       --          --       --      --        --
   (0.48)     (0.57)    (1.39)  (2.56)    (0.96)   (0.48)      (0.57)   (1.39)  (2.56)    (0.96)
-------     -------    ------  ------    ------   ------     -------   ------  ------    ------
   (0.49)     (0.65)    (1.46)  (2.72)    (1.19)   (0.49)      (0.65)   (1.46)  (2.72)    (1.19)
-------     -------    ------  ------    ------   ------     -------   ------  ------    ------
 $ 12.97    $ 11.79    $14.93  $15.57    $15.17   $12.96     $ 11.78   $14.91  $15.55    $15.16
=======     =======    ======  ======    ======   ======     =======   ======  ======    ======
   14.39%    (17.07)%    6.18%  22.09%    27.16%   14.40%     (17.02)%   6.18%  22.05%    27.17%
=======     =======    ======  ======    ======   ======     =======   ======  ======    ======
 $10,905    $ 3,961    $3,700  $1,694    $  641   $3,781     $ 1,073   $1,366  $1,776    $  766
    1.97%      1.98%     1.97%   1.94%     1.95%    1.97%       1.98%    1.97%   1.94%     1.95%
   (0.23)%     0.62%     0.69%   1.03%     1.53%   (0.23)%      0.62%    0.69%   1.03%     1.53%
      65%        91%       50%     73%       62%      65%         91%      50%     73%       62%
    1.97%      1.98%     1.97%   1.94%     1.95%    1.97%       1.98%    1.97%   1.94%     1.95%

                                                                                   Micro-Cap Equity Fund(a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year       Year       Year
                                                                     Ended      Ended      Ended      Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                    Class A    Class A    Class A    Class A    Class A
                                                                   ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............................  $ 28.80    $ 18.16     $17.00    $ 12.81     $10.00

                                                                    -------    -------     ------    -------     ------
Income from investment operations:
Net investment loss...............................................    (0.31)     (0.32)     (0.18)     (0.17)     (0.05)
Net realized and unrealized gain/(loss) on investments............    (2.10)     10.96       1.64       5.00       2.86

                                                                    -------    -------     ------    -------     ------
Total from investment operations..................................    (2.41)     10.64       1.46       4.83       2.81

                                                                    -------    -------     ------    -------     ------
Less distributions:
Dividends from net realized gains.................................    (1.00)        --      (0.30)     (0.64)        --
Distributions from capital........................................    (0.01)        --         --         --         --

                                                                    -------    -------     ------    -------     ------
Total distributions...............................................    (1.01)        --      (0.30)     (0.64)        --
                                                                    -------    -------     ------    -------     ------
Net asset value, end of period....................................  $ 25.38    $ 28.80     $18.16    $ 17.00     $12.81

                                                                    =======    =======     ======    =======     ======
Total return (b)..................................................    (8.43)%    58.59%      9.10%     38.01%     28.10%

                                                                    =======    =======     ======    =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $34,017    $35,960     $9,844    $10,821     $  184
Ratio of operating expenses to average net assets.................     1.65%      1.68%      1.53%      1.53%      1.50%(d)
Ratio of net investment income/(loss) to average net assets.......    (1.28)%    (1.23)%    (1.21)%    (0.97)%    (0.88)%(d)
Portfolio turnover rate...........................................      142%       187%       184%       172%        68%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.65%      1.68%      1.64%      1.78%      7.90%(d)


--------------------------------------------------------------------------------
(a)The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 26, 1996, February 24, 1997 and
   March 31, 1997, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.




(d)Annualized.

                                              Micro-Cap Equity Fund(a)
---------------------------------------------------------------------------------------------------------------
   Year       Year      Period      Year      Period         Year                   Year       Year      Period
  Ended      Ended      Ended      Ended      Ended         Ended    Year Ended    Ended      Ended      Ended
6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)    6/30/01(c) 06/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
 Class B    Class B    Class B    Class B    Class B       Class C     Class C    Class C    Class C    Class C
---------- ---------- ---------- ---------- ----------    ---------- ----------- ---------- ---------- ----------
 $ 28.02    $ 17.84    $ 16.83    $ 12.79     $11.00       $ 28.03     $ 17.85     $16.84     $12.79     $10.13
 -------    -------    -------    -------     ------       -------     -------     ------     ------     ------
   (0.47)     (0.50)     (0.28)     (0.29)     (0.05)        (0.47)      (0.50)     (0.28)     (0.29)     (0.03)
   (2.02)     10.68       1.59       4.97       1.84         (2.02)      10.68       1.59       4.98       2.69
 -------    -------    -------    -------     ------       -------     -------     ------     ------     ------
   (2.49)     10.18       1.31       4.68       1.79         (2.49)      10.18       1.31       4.69       2.66
 -------    -------    -------    -------     ------       -------     -------     ------     ------     ------
   (1.00)        --      (0.30)     (0.64)        --         (1.00)         --      (0.30)     (0.64)        --
   (0.01)        --         --         --         --         (0.01)         --         --         --         --
 -------    -------    -------    -------     ------       -------     -------     ------     ------     ------
   (1.01)        --      (0.30)     (0.64)        --         (1.01)         --      (0.30)     (0.64)        --
 -------    -------    -------    -------     ------       -------     -------     ------     ------     ------
 $ 24.52    $ 28.02    $ 17.84    $ 16.83     $12.79       $ 24.53     $ 28.03     $17.85     $16.84     $12.79
 =======    =======    =======    =======     ======       =======     =======     ======     ======     ======
   (8.97)%    57.06%      8.29%     36.87%     16.27%        (8.93)%     56.97%      8.29%     36.95%     26.26%
 =======    =======    =======    =======     ======       =======     =======     ======     ======     ======
 $40,095    $45,480    $13,811    $15,965     $  442       $19,276     $20,588     $6,333     $7,441     $  111
    2.40%      2.43%      2.28%      2.28%      2.25%(d)      2.40%       2.43%      2.28%      2.28%      2.25%(d)
   (2.03)%    (1.98)%    (1.96)%    (1.72)%    (1.63)%(d)    (2.03)%     (1.98)%    (1.96)%    (1.72)%    (1.63)%(d)
     142%       187%       184%       172%        68%          142%        187%       184%       172%        68%

    2.40%      2.43%      2.39%      2.53%      8.65%(d)      2.40%       2.43%      2.39%      2.53%      8.65%(d)

                                                                                     MidCap Select Fund(a)
                                                                              -------------------------------
                                                                              Period      Period       Period
                                                                               Ended       Ended       Ended
                                                                              6/30/01     6/30/01     6/30/01
                                                                              Class A     Class B     Class II
                                                                              -------     -------     --------
Net asset value, beginning of period......................................... $15.47      $15.42       $16.37

                                                                              ------      ------       ------
Income from investment operations:
Net investment loss..........................................................  (0.08)      (0.13)       (0.13)
Net realized and unrealized gain/(loss) on investments.......................   0.76        0.75        (0.18)

                                                                              ------      ------       ------
Total from investment operations.............................................   0.68        0.62        (0.31)

                                                                              ------      ------       ------
Less distributions:
Distributions from net realized capital gain.................................  (1.41)      (1.41)       (1.41)
Distributions in excess of net realized capital gain.........................  (0.12)      (0.12)       (0.12)

                                                                              ------      ------       ------
Total distributions..........................................................  (1.53)      (1.53)       (1.53)

                                                                              ------      ------       ------
Net asset value, end of period............................................... $14.62      $14.51       $14.53

                                                                              ======      ======       ======
Total return (b).............................................................   4.54%       4.12%       (1.81)%

                                                                              ======      ======       ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $2,351      $1,655       $  838
Ratio of operating expenses to average net assets............................   1.44%(c)    2.19%(c)     2.19%(c)
Ratio of net investment loss to average net assets...........................  (0.85)%(c)  (1.60)%(c)   (1.60)%(c)
Portfolio turnover rate......................................................     81%         81%          81%
Ratio of operating expenses to average net assets without expenses reimbursed   1.66%(c)    2.41%(c)     2.41%(c)


--------------------------------------------------------------------------------
(a)The Munder MidCap Select Fund Class A Shares, Class B Shares and Class II Shares commenced operations on July 3, 2000, July 5, 2000 and July 14, 2000, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(c)Annualized.

                   [THIS PAGE WAS INTENTIONALLY LEFT BLANK]

                                                                                    Multi-Season Growth Fund(a)
                                                                      ------------------------------------------------------
                                                                         Year       Year     Year        Year         Year
                                                                        Ended      Ended     Ended      Ended        Ended
                                                                      6/30/01(c) 6/30/00(c) 6/30/99   6/30/98(c)   6/30/97(c)
                                                                       Class A    Class A   Class A    Class A      Class A
                                                                      ---------- ---------- -------   ----------   ----------
Net asset value, beginning of period.................................  $ 20.63    $ 22.05   $ 21.46    $ 18.02      $ 14.83
                                                                       -------    -------   -------    -------      -------
Income from investment operations:
Net investment income/(loss).........................................    (0.06)     (0.03)    (0.03)      0.00(d)      0.04
Net realized and unrealized gain/(loss) on investments...............    (2.64)     (0.02)     2.20       4.37         3.90
                                                                       -------    -------   -------    -------      -------
Total from investment operations.....................................    (2.70)     (0.05)     2.17       4.37         3.94

                                                                       -------    -------   -------    -------      -------
Less distributions:
Dividends from net investment income.................................       --         --        --      (0.01)          --
Distributions from net realized gains................................    (2.29)     (1.37)    (1.58)     (0.92)       (0.75)
                                                                       -------    -------   -------    -------      -------
Total distributions..................................................    (2.29)     (1.37)    (1.58)     (0.93)       (0.75)
                                                                       -------    -------   -------    -------      -------
Net asset value, end of period.......................................  $ 15.64    $ 20.63   $ 22.05    $ 21.46      $ 18.02
                                                                       =======    =======   =======    =======      =======
Total return (b).....................................................   (14.51)%     0.22%    11.34%     25.02%       27.57%
                                                                       =======    =======   =======    =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).................................  $48,009    $65,569   $49,602    $32,311      $16,693
Ratio of operating expenses to average net assets....................     1.21%      1.24%     1.22%      1.21%        1.25%
Ratio of net investment income/(loss) to average net assets..........    (0.30)%    (0.14)%   (0.14)%     0.00%(d)     0.25%
Portfolio turnover rate..............................................       38%        44%       53%        34%          33%
Ratio of operating expenses to average net assets without fee waivers     1.42%      1.42%     1.38%      1.39%        1.50%


--------------------------------------------------------------------------------
(a)The Munder Multi-Season Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 4, 1993, April 29, 1993 and
   September 20, 1993, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

(d)Amount represents less than 0.01.

                                        Multi-Season Growth Fund(a)
-----------------------------------------------------------------------------------------------------------
   Year        Year     Year        Year        Year       Year       Year     Year        Year       Year
  Ended       Ended     Ended      Ended       Ended      Ended      Ended     Ended      Ended      Ended
6/30/01(c)  6/30/00(c) 6/30/99   6/30/98(c)  6/30/97(c) 6/30/01(c) 6/30/00(c) 6/30/99   6/30/98(c) 6/30/97(c)
 Class B     Class B   Class B    Class B     Class B    Class C    Class C   Class C    Class C    Class C
----------  ---------- -------   ----------  ---------- ---------- ---------- -------   ---------- ----------
 $ 19.52     $ 21.09   $ 20.70    $  17.54    $ 14.56    $ 19.55    $ 21.12   $ 20.73    $ 17.56     $14.57
 -------     -------   -------    --------    -------    -------    -------   -------    -------     ------
   (0.18)      (0.17)    (0.18)      (0.14)     (0.08)     (0.18)     (0.17)    (0.19)     (0.14)     (0.08)
   (2.55)      (0.03)     2.15        4.22       3.81      (2.46)     (0.03)     2.16       4.23       3.82
 -------     -------   -------    --------    -------    -------    -------   -------    -------     ------
   (2.73)      (0.20)     1.97        4.08       3.73      (2.64)     (0.20)     1.97       4.09       3.74
 -------     -------   -------    --------    -------    -------    -------   -------    -------     ------
      --          --        --          --         --         --         --        --         --         --
   (2.29)      (1.37)    (1.58)      (0.92)     (0.75)     (2.29)     (1.37)    (1.58)     (0.92)     (0.75)
 -------     -------   -------    --------    -------    -------    -------   -------    -------     ------
   (2.29)      (1.37)    (1.58)      (0.92)     (0.75)     (2.29)     (1.37)    (1.58)     (0.92)     (0.75)
 -------     -------   -------    --------    -------    -------    -------   -------    -------     ------
 $ 14.50     $ 19.52   $ 21.09    $  20.70    $ 17.54    $ 14.62    $ 19.55   $ 21.12    $ 20.73     $17.56
 =======     =======   =======    ========    =======    =======    =======   =======    =======     ======
  (15.54)%     (0.51)%   10.66%      24.12%     26.61%    (15.05)%    (0.51)%   10.70%     24.09%     26.66%
 =======     =======   =======    ========    =======    =======    =======   =======    =======     ======
 $25,574     $36,433   $99,696    $102,700    $84,865    $ 7,715    $10,166   $13,076    $14,411     $9,253
    1.96%       1.99%     1.97%       1.96%      2.00%      1.96%      1.99%     1.97%      1.96%      2.00%
   (1.05)%     (0.89)%   (0.83)%     (0.75)%    (0.50)%    (1.05)%    (0.89)%   (0.83)%    (0.75)%    (0.50)%
      38%         44%       53%         34%        33%        38%        44%       53%        34%        33%
    2.17%       2.17%     2.14%       2.14%      2.25%      2.17%      2.17%     2.13%      2.14%      2.25%

                                                    Power Plus Fund
                                         ---------------------------------
                                         Period       Period        Period
                                          Ended        Ended        Ended
                                         6/30/01      6/30/01      6/30/01
                                         Class A      Class B      Class II
                                         -------      -------      --------
 Net asset value, beginning of period... $ 10.00      $ 10.00      $ 10.00

                                         -------      -------      -------
 Income from investment operations:
 Net investment loss....................   (0.01)       (0.02)       (0.02)
 Net realized and unrealized loss on
  investments...........................   (0.13)       (0.15)       (0.14)

                                         -------      -------      -------
 Total from investment operations.......   (0.14)       (0.17)       (0.16)

                                         -------      -------      -------
 Net asset value, end of period......... $  9.86      $  9.83      $  9.84

                                         =======      =======      =======
 Total return(b)........................   (1.40)%      (1.70)%      (1.60)%

                                         =======      =======      =======
 Ratios to average net
  assets/supplemental data:
 Net assets, end of period (in 000's)... $59,147      $73,409      $29,928
 Ratio of operating expenses to average
  net assets............................    1.50%(c)     2.25%(c)     2.25%(c)
 Ratio of net investment income/(loss)
  to average net assets.................   (0.41)%(c)   (1.16)%(c)   (1.16)%(c)
 Portfolio turnover rate................      36%          36%          36%
 Ratio of operating expenses to average
  net assets without expenses reimbursed    1.50%(c)     2.25%(c)     2.25%(c)


--------------------------------------------------------------------------------
(a)The Munder Power Plus Fund Class A Shares, Class B Shares and Class II
   Shares commenced operations on March 13, 2001.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Annualized.

                   [THIS PAGE WAS INTENTIONALLY LEFT BLANK]

                                                                        Real Estate Equity Investment Fund(a)
                                                                   -----------------------------------------------
                                                                    Year      Year       Year       Year     Year
                                                                    Ended    Ended      Ended      Ended     Ended
                                                                   6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                                                   Class A  Class A    Class A    Class A   Class A
                                                                   ------- ---------- ---------- ---------- -------
Net asset value, beginning of period.............................. $12.09    $12.78     $14.94     $14.40   $11.22

                                                                   ------    ------     ------     ------   ------
Income from investment operations:
Net investment income.............................................   0.44      0.56       0.57       0.64     0.44
Net realized and unrealized gain/(loss) on investments............   1.30     (0.57)     (1.63)      0.66     3.26
                                                                   ------    ------     ------     ------   ------
Total from investment operations..................................   1.74     (0.01)     (1.06)      1.30     3.70

                                                                   ------    ------     ------     ------   ------
Less distributions:
Dividends from net investment income..............................  (0.43)    (0.56)     (0.60)     (0.62)   (0.48)
Distributions in excess of net investment income..................     --        --         --         --    (0.01)
Distributions from net realized gains.............................     --        --      (0.39)     (0.14)      --
Distributions from capital........................................  (0.18)    (0.12)     (0.11)        --    (0.03)

                                                                   ------    ------     ------     ------   ------
Total distributions...............................................  (0.61)    (0.68)     (1.10)     (0.76)   (0.52)

                                                                   ------    ------     ------     ------   ------
Net asset value, end of period.................................... $13.22    $12.09     $12.78     $14.94   $14.40

                                                                   ======    ======     ======     ======   ======
Total return (b)..................................................  14.80%    (0.63)%    (6.66)%     8.93%   33.51%

                                                                   ======    ======     ======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $3,155    $3,730     $3,530     $4,099   $1,426
Ratio of operating expenses to average net assets.................   1.30%     1.33%      1.27%      1.28%    1.35%
Ratio of net investment income to average net assets..............   4.83%     4.90%      4.40%      4.15%    3.80%
Portfolio turnover rate...........................................     30%       15%        22%        15%      15%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................   1.30%     1.33%      1.27%      1.28%    1.38%


--------------------------------------------------------------------------------
(a)The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares and Class C Shares commenced operations on September 30, 1994, October 3, 1994 and January 5, 1996, respectively.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.




(c)Per share numbers have been calculated using the average shares method.

                               Real Estate Equity Investment Fund(a)
----------------------------------------------------------------------------------------------------
     Year      Year       Year       Year     Year    Year      Year       Year       Year     Year
     Ended    Ended      Ended      Ended     Ended   Ended    Ended      Ended      Ended     Ended
    6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97 6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
    Class B  Class B    Class B    Class B   Class B Class C  Class C    Class C    Class C   Class C
    ------- ---------- ---------- ---------- ------- ------- ---------- ---------- ---------- -------
    $12.10    $12.77     $14.93     $14.40   $11.22  $12.16    $12.82     $14.98     $14.44   $11.25
-   ------    ------     ------     ------   ------  ------    ------     ------     ------   ------
      0.34      0.47       0.47       0.53     0.36    0.34      0.48       0.48       0.53     0.36
      1.27     (0.54)     (1.63)      0.65     3.24    1.28     (0.54)     (1.64)      0.66     3.26
    ------    ------     ------     ------   ------  ------    ------     ------     ------   ------
      1.61     (0.07)     (1.16)      1.18     3.60    1.62     (0.06)     (1.16)      1.19     3.62
    ------    ------     ------     ------   ------  ------    ------     ------     ------   ------
     (0.34)    (0.48)     (0.51)     (0.51)   (0.38)  (0.34)    (0.48)     (0.51)     (0.51)   (0.39)
        --        --         --         --    (0.01)     --        --         --         --    (0.01)
        --        --      (0.39)     (0.14)      --      --                (0.39)     (0.14)      --
     (0.18)    (0.12)     (0.10)        --    (0.03)  (0.18)    (0.12)     (0.10)        --    (0.03)
    ------    ------     ------     ------   ------  ------    ------     ------     ------   ------
     (0.52)    (0.60)     (1.00)     (0.65)   (0.42)  (0.52)    (0.60)     (1.00)     (0.65)   (0.43)
    ------    ------     ------     ------   ------  ------    ------     ------     ------   ------
    $13.19    $12.10     $12.77     $14.93   $14.40  $13.26    $12.16     $12.82     $14.98   $14.44
    ======    ======     ======     ======   ======  ======    ======     ======     ======   ======
     13.67%    (0.04)%    (7.37)%     8.12%   32.52%  13.68%     0.04%     (7.34)%     8.17%   32.57%
    ======    ======     ======     ======   ======  ======    ======     ======     ======   ======
    $3,571    $3,291     $5,337     $6,956   $4,606  $  938    $  669     $1,251     $1,513   $  537
      2.05%     2.08%      2.02%      2.03%    2.10%   2.05%     2.08%      2.02%      2.03%    2.10%
      4.08%     4.15%      3.70%      3.40%    3.05%   4.08%     4.15%      3.73%      3.40%    3.05%
        30%       15%        22%        15%      15%     30%       15%        22%        15%      15%
      2.05%     2.08%      2.02%      2.03%    2.13%   2.05%     2.08%      2.02%      2.03%    2.13%

                                                                                  Small-Cap Value Fund(a)
                                                                   -------------------------------------------------
                                                                    Year      Year       Year       Year      Period
                                                                    Ended    Ended      Ended      Ended      Ended
                                                                   6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   Class A  Class A    Class A    Class A    Class A
-                                                                  -------  -------    -------    -------    -------
Net asset value, beginning of period.............................. $12.19    $13.10     $14.24     $12.04     $10.22

                                                                   ------    ------     ------     ------     ------
Income from investment operations:
Net investment income/(loss)......................................   0.14      0.04       0.06       0.08       0.09
Net realized and unrealized gain/(loss) on investments............   4.22     (0.89)     (0.86)      2.82       1.77

                                                                   ------    ------     ------     ------     ------
Total from investment operations..................................   4.36     (0.85)     (0.80)      2.90       1.86

                                                                   ------    ------     ------     ------     ------
Less distributions:
Dividends from net investment income..............................  (0.12)    (0.05)     (0.05)     (0.06)     (0.04)
Distributions in excess of net investment income..................     --     (0.01)     (0.02)        --         --
Distributions from net realized capital gains.....................     --        --      (0.27)     (0.64)        --

                                                                   ------    ------     ------     ------     ------
Total distributions...............................................  (0.12)    (0.06)     (0.34)     (0.70)     (0.04)

                                                                   ------    ------     ------     ------     ------
Net asset value, end of period.................................... $16.43    $12.19     $13.10     $14.24     $12.04

                                                                   ======    ======     ======     ======     ======
Total return (b)..................................................  35.89%    (6.57)%    (5.19)%    24.36%     18.20%

                                                                   ======    ======     ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $7,872    $3,469     $6,015     $6,474     $1,164
Ratio of operating expenses to average net assets.................   1.29%     1.31%      1.23%      1.27%      1.38%(d)
Ratio of net investment income/(loss) to average net assets.......   0.92%     0.31%      0.49%      0.56%      1.93%(d)
Portfolio turnover rate...........................................    140%       76%        69%        53%        73%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................   1.29%     1.31%      1.23%      1.27%      1.51%(d)


--------------------------------------------------------------------------------
(a)The Munder Small-Cap Value Fund Class A Shares, Class B Shares and Class C Shares commenced operations on January 10, 1997, February 11, 1997 and January 13, 1997, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

(e)Amount represents less than $0.01 per share.

                                            Small-Cap Value Fund(a)
------------------------------------------------------------------------------------------------------------
 Year       Year       Year         Year      Period      Year      Year       Year         Year      Period
 Ended     Ended      Ended        Ended      Ended       Ended    Ended      Ended        Ended      Ended
6/30/01  6/30/00(c) 6/30/99(c)   6/30/98(c) 6/30/97(c)   6/30/01 6/30/00(c) 6/30/99(c)   6/30/98(c) 6/30/97(c)
Class B   Class B    Class B      Class B    Class B     Class C  Class C    Class C      Class C    Class C
-------  ---------- ----------   ---------- ----------   ------- ---------- ----------   ---------- ----------
$ 12.06    $13.03     $14.19       $12.03    $10.76      $12.02    $13.00     $14.18       $12.02     $10.22
-------    ------     ------       ------     ------     ------    ------     ------       ------     ------
   0.12     (0.05)     (0.03)       (0.03)     0.05        0.13     (0.05)     (0.03)       (0.03)      0.05
   4.07     (0.91)     (0.84)        2.83      1.24        4.05     (0.92)     (0.86)        2.83       1.78
-------    ------     ------       ------     ------     ------    ------     ------       ------     ------
   4.19     (0.96)     (0.87)        2.80      1.29        4.18     (0.97)     (0.89)        2.80       1.83
-------    ------     ------       ------     ------     ------    ------     ------       ------     ------
  (0.01)       --      (0.00)(e)       --     (0.02)      (0.01)       --      (0.00)(e)       --      (0.03)
     --     (0.01)     (0.02)          --        --          --     (0.01)     (0.02)          --         --
     --        --      (0.27)       (0.64)       --          --        --      (0.27)       (0.64)        --
-------    ------     ------       ------     ------     ------    ------     ------       ------     ------
  (0.01)    (0.01)     (0.29)       (0.64)    (0.02)      (0.01)    (0.01)     (0.29)       (0.64)     (0.03)
-------    ------     ------       ------     ------     ------    ------     ------       ------     ------
$ 16.24    $12.06     $13.03       $14.19    $12.03      $16.19    $12.02     $13.00       $14.18     $12.02
=======    ======     ======       ======     ======     ======    ======     ======       ======     ======
  34.80%    (7.38)%    (5.85)%      23.58%    12.03%      34.83%    (7.47)%    (6.00)%      23.60%     17.92%
=======    ======     ======       ======     ======     ======    ======     ======       ======     ======
$15,063    $2,741     $3,287       $3,237    $  373      $4,772    $1,275     $1,845       $1,932     $  197
   2.04%     2.06%      1.98%        2.02%     2.13%(d)    2.04%     2.06%      1.98%        2.02%      2.13%(d)
   0.17%    (0.44)%    (0.27)%      (0.19)%    1.18%(d)    0.17%    (0.44)%    (0.27)%      (0.19)%     1.18%(d)
    140%       76%        69%          53%       73%        140%       76%        69%          53%        73%

   2.04%     2.06%      1.98%        2.02%     2.26%(d)    2.04%     2.06%      1.98%        2.02%      2.26%(d)

                                                                                Small Company Growth Fund(a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year       Year       Year
                                                                     Ended      Ended      Ended      Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                    Class A    Class A    Class A    Class A    Class A
                                                                   ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............................  $ 20.18    $ 16.53    $ 19.96    $ 21.61    $ 21.08
                                                                    -------    -------    -------    -------    -------
Income from investment operations:
Net investment loss...............................................    (0.11)     (0.15)     (0.07)     (0.13)     (0.12)
Net realized and unrealized gain/(loss) on investments............    (4.09)      3.80      (2.15)      2.59       3.64
                                                                    -------    -------    -------    -------    -------
Total from investment operations..................................    (4.20)      3.65      (2.22)      2.46       3.52
                                                                    -------    -------    -------    -------    -------
Less distributions:
Distributions from net realized capital gains.....................    (0.44)        --      (1.21)     (4.11)     (2.99)
Distributions in excess of net realized gains.....................    (0.42)        --         --         --         --
Distributions from capital........................................    (0.11)        --         --         --         --
                                                                    -------    -------    -------    -------    -------
Total distributions...............................................    (0.97)        --      (1.21)     (4.11)     (2.99)
                                                                    -------    -------    -------    -------    -------
Net asset value, end of period....................................  $ 15.01    $ 20.18    $ 16.53    $ 19.96    $ 21.61
                                                                    =======    =======    =======    =======    =======
Total return (b)..................................................   (21.39)%    22.26%    (10.92)%    12.41%     18.88%
                                                                    =======    =======    =======    =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $11,151    $16,611    $25,729    $20,909    $11,646
Ratio of operating expenses to average net assets.................     1.28%      1.26%      1.22%      1.20%      1.22%
Ratio of net investment loss to average net assets................    (0.69)%    (0.89)%    (0.44)%    (0.57)%    (0.62)%
Portfolio turnover rate...........................................      162%       158%       108%       123%        98%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.28%      1.26%      1.22%      1.20%      1.22%


--------------------------------------------------------------------------------
(a)The Munder Small Company Growth Fund Class A Shares, Class B Shares and
   Class C Shares commenced operations on November 23, 1992, April 28, 1994 and September 26, 1995, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.

                                        Small Company Growth Fund(a)
-----------------------------------------------------------------------------------------------------------
   Year       Year       Year       Year       Year       Year       Year       Year       Year       Year
  Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c) 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
 Class B    Class B    Class B    Class B    Class B    Class C    Class C    Class C    Class C    Class C
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
  $18.75.   $ 15.71    $ 19.16    $ 21.05     $20.74    $ 19.07     $15.97    $ 19.46     $21.32     $20.93
-          -           -------    -------     ------    -------     ------    -------     ------     ------
 (0.22)       (0.26)     (0.19)     (0.28)     (0.25)     (0.22)     (0.26)     (0.19)     (0.28)     (0.25)
  (3.78).      3.30      (2.05)      2.50       3.55      (3.87)      3.36      (2.09)      2.53       3.63
  ------    -------    -------    -------     ------    -------     ------    -------     ------     ------
  (4.00).      3.04      (2.24)      2.22       3.30      (4.09)      3.10      (2.28)      2.25       3.38
  ------    -------    -------    -------     ------    -------     ------    -------     ------     ------
  (0.44).        --      (1.21)     (4.11)     (2.99)     (0.44)        --      (1.21)     (4.11)     (2.99)
  (0.42).        --         --         --         --      (0.42)        --         --         --         --
  (0.11).        --         --         --         --      (0.11)        --         --         --         --
  ------    -------    -------    -------     ------    -------     ------    -------     ------     ------
  (0.97).        --      (1.21)     (4.11)     (2.99)     (0.97)        --      (1.21)     (4.11)     (2.99)
  ------    -------    -------    -------     ------    -------     ------    -------     ------     ------
  $13.78.   $ 18.75    $ 15.71    $ 19.16     $21.05    $ 14.01     $19.07    $ 15.97     $19.46     $21.32
  ======    =======    =======    =======     ======    =======     ======    =======     ======     ======
(21.88)%.     19.49%    (11.55)%    11.51%     18.06%    (21.95)%    19.49%    (11.58)%    11.50%     18.26%
  ======    =======    =======    =======     ======    =======     ======    =======     ======     ======

  $6,691.   $ 8,562    $ 8,745    $14,013     $5,735    $ 2,584     $3,352    $ 3,839     $6,319     $2,271
   2.03%.      2.01%      1.97%      1.95%      1.97%      2.03%      2.01%      1.97%      1.95%      1.97%
 (1.44)%.     (1.64)%    (1.19)%    (1.32)%    (1.37)%    (1.44)%    (1.64)%    (1.19)%    (1.32)%    (1.37)%
    162%.       158%       108%       123%        98%       162%       158%       108%       123%        98%
   2.03%.      2.01%      1.97%      1.95%      1.97%      2.03%      2.01%      1.97%      1.95%      1.97%

                                                                             Framlington Emerging Markets Fund(a)
                                                                   ----------------------------------------------------
                                                                    Year        Year        Year       Year      Period
                                                                    Ended      Ended       Ended      Ended      Ended
                                                                   6/30/01   6/30/00(c)  6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   Class A    Class A     Class A    Class A    Class A
                                                                   -------   ----------  ---------- ---------- ----------
Net asset value, beginning of period.............................. $ 12.78     $11.69      $ 8.99    $ 12.92     $10.18

                                                                   -------     ------      ------    -------     ------
Income from investment operations:
Net investment income/(loss)......................................   (0.07)      0.00(e)     0.03       0.11       0.05
Net realized and unrealized gain/(loss) on investments............   (4.05)      1.09        2.67      (3.73)      2.71

                                                                   -------     ------      ------    -------     ------
Total from investment operations..................................   (4.12)      1.09        2.70      (3.62)      2.76

                                                                   -------     ------      ------    -------     ------
Less distributions:
Dividends from net investment income..............................   (0.04)        --          --      (0.04)     (0.02)
Distributions from net realized gains.............................      --         --          --      (0.05)        --
Distributions in excess of net realized gains.....................      --         --          --      (0.22)        --

                                                                   -------     ------      ------    -------     ------
Total distributions...............................................   (0.04)        --          --      (0.31)     (0.02)

                                                                   -------     ------      ------    -------     ------
Net asset value, end of period.................................... $  8.62     $12.78      $11.69    $  8.99     $12.92

                                                                   =======     ======      ======    =======     ======
Total return(b)...................................................  (32.32)%     9.32%      30.03%    (28.34)%    27.16%

                                                                   =======     ======      ======    =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $ 1,685     $3,637      $  961    $   632     $  532
Ratio of operating expenses to average net assets.................    2.02%      1.98%       1.85%      1.89%      1.79%(d)
Ratio of net investment income/(loss) to average net assets.......   (0.54)%    (0.02)%      0.39%      0.93%      1.14%(d)
Portfolio turnover rate...........................................     223%       177%        159%        94%        46%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    2.08%      2.14%       2.12%      2.14%      5.43%(d)


--------------------------------------------------------------------------------
(a)The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares and Class C Shares commenced operations on January 14, 1997, February 25, 1997 and March 3, 1997, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

(e)Amount represents less than $0.01 per share.

                                       Framlington Emerging Markets Fund(a)
---------------------------------------------------------------------------------------------------------------
 Year        Year       Year       Year        Period      Year        Year       Year       Year        Period
 Ended      Ended      Ended      Ended        Ended       Ended      Ended      Ended      Ended        Ended
6/30/01   6/30/00(c) 6/30/99(c) 6/30/98(c)   6/30/97(c)   6/30/01   6/30/00(c) 6/30/99(c) 6/30/98(c)   6/30/97(c)
Class B    Class B    Class B    Class B      Class B     Class C    Class C    Class C    Class C      Class C
-------   ---------- ---------- ----------   ----------   -------   ---------- ---------- ----------   ----------
$12.52...   $11.47     $ 8.95    $ 12.91       $11.13     $ 12.43     $11.47     $ 8.96    $ 12.92       $10.95
------      ------     ------    -------       ------     -------     ------     ------    -------       ------
 (0.16).     (0.10)     (0.03)      0.02         0.01       (0.15)     (0.10)     (0.03)      0.02         0.01
 (3.94).     (1.15)      2.55      (3.71)        1.79       (3.92)      1.06       2.54      (3.71)        1.96
------      ------     ------    -------       ------     -------     ------     ------    -------       ------
 (4.10).     (1.05)      2.52      (3.69)        1.80       (4.07)      0.96       2.51      (3.69)        1.97
------      ------     ------    -------       ------     -------     ------     ------    -------       ------
    --          --         --      (0.00)(e)    (0.02)         --         --         --      (0.00)(e)    (0.00)(e)
    --          --         --      (0.05)          --          --         --         --      (0.05)          --
    --          --         --      (0.22)          --          --         --         --      (0.22)          --
------      ------     ------    -------       ------     -------     ------     ------    -------       ------
    --          --         --      (0.27)       (0.02)         --         --         --      (0.27)       (0.00)(e)
------      ------     ------    -------       ------     -------     ------     ------    -------       ------
 $8.42      $12.52     $11.47    $  8.95       $12.91     $  8.36     $12.43     $11.47    $  8.96       $12.92
======      ======     ======    =======       ======     =======     ======     ======    =======       ======
(32.67)%      9.15%     28.16%    (28.90)%      16.21%     (32.74)%     8.37%     28.01%    (28.88)%      18.03%
======      ======     ======    =======       ======     =======     ======     ======    =======       ======
$1,587      $3,012     $1,121    $   511       $  134     $   439     $  807     $  497    $   132       $   24
  2.76%.      2.73%      2.60%      2.64%        2.54%(d)    2.76%      2.73%      2.60%      2.64%        2.54%(d)
 (1.28)%     (0.77)%    (0.36)%     0.18%        0.39%(d)   (1.28)%    (0.77)%    (0.36)%     0.18%        0.39%(d)
   223%        177%       159%        94%          46%        223%       177%       159%        94%          46%
  2.83%       2.88%      2.87%      2.89%        6.18%(d)    2.83%      2.89%      2.87%      2.89%        6.18%(d)

                                                                                     Framlington Global
                                                                                    Financial Services(a)
                                                                              -----------------------------
                                                                              Period     Period      Period
                                                                               Ended      Ended      Ended
                                                                              6/30/01    6/30/01    6/30/01
                                                                              Class A    Class B    Class II
                                                                              -------    -------    --------
Net asset value, beginning of period......................................... $10.62     $10.79      $10.86

                                                                              ------     ------      ------
Income from investment operations:
Net investment income/(loss).................................................   0.12       0.02        0.02
Net realized and unrealized gain/(loss) on investments.......................  (0.13)     (0.28)      (0.34)

                                                                              ------     ------      ------
Total from investment operations.............................................  (0.01)     (0.26)      (0.32)

                                                                              ------     ------      ------
Less distributions:
Dividends from net investment income.........................................  (0.05)     (0.02)      (0.02)
Distributions from capital...................................................  (0.04)     (0.01)      (0.01)

                                                                              ------     ------      ------
Total distributions..........................................................  (0.09)     (0.03)      (0.03)

                                                                              ------     ------      ------
Net asset value, end of period............................................... $10.52     $10.50      $10.51

                                                                              ======     ======      ======
Total return (b).............................................................  (0.12)%    (2.45)%     (2.99)%

                                                                              ======     ======      ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $1,253     $1,578      $  866
Ratio of operating expenses to average net assets............................   1.51%(c)   2.26%(c)    2.26%(c)
Ratio of net investment income/(loss) to average net assets..................   0.81%(c)   0.06%(c)    0.06%(c)
Portfolio turnover rate......................................................     82%        82%         82%
Ratio of operating expenses to average net assets without expenses reimbursed   2.65%(c)   3.40%(c)    3.40%(c)

--------------------------------------------------------------------------------
(a)The Munder Framlington Global Financial Services Fund Class A Shares, Class
   B Shares and Class II Shares commenced operations on July 3, 2000, July 7, 2000 and July 20, 2000, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(c)Annualized.

                   [THIS PAGE WAS INTENTIONALLY LEFT BLANK]

                                                                                Framlington Healthcare Fund(a)
                                                                   ---------------------------------------------------
                                                                      Year        Year       Year       Year    Period
                                                                     Ended       Ended      Ended      Ended     Ended
                                                                   6/30/01(c)  6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                                                    Class A     Class A    Class A    Class A   Class A
                                                                   ----------  ---------- ---------- ---------- -------
Net asset value, beginning of period..............................  $  28.35    $ 10.46    $ 11.82     $10.89   $11.30

                                                                    --------    -------    -------     ------   ------
Income from investment operations:
Net investment loss...............................................     (0.35)     (0.22)     (0.13)     (0.15)   (0.01)
Net realized and unrealized gain/(loss) on investments............     (1.93)     18.11      (1.13)      1.08    (0.40)

                                                                    --------    -------    -------     ------   ------
Total from investment operations..................................     (2.28)     17.89      (1.26)      0.93    (0.41)

                                                                    --------    -------    -------     ------   ------
Less distributions:
Distributions from net realized gains.............................     (0.55)        --      (0.08)        --       --
Distributions in excess of net realized gains.....................     (0.21)        --      (0.02)        --       --

                                                                    --------    -------    -------     ------   ------
Total distributions...............................................     (0.76)        --      (0.10)        --       --

                                                                    --------    -------    -------     ------   ------
Net asset value, end of period....................................  $  25.31    $ 28.35    $ 10.46     $11.82   $10.89

                                                                    ========    =======    =======     ======   ======
Total return(b)...................................................     (8.38)%   171.03%    (10.69)%     8.54%   (3.63)%

                                                                    ========    =======    =======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $167,514    $79,441    $ 3,382     $4,984   $  664
Ratio of operating expenses to average net assets.................      1.55%      1.61%      1.61%      1.62%    1.55%(d)
Ratio of net investment loss to average net assets................     (1.28)%    (1.01)%    (1.27)%    (1.20)%  (0.95)%(d)
Portfolio turnover rate...........................................        45%        60%        49%        47%      14%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................      1.55%      1.63%      1.92%      2.40%    7.33%(d)


--------------------------------------------------------------------------------
(a)The Munder Framlington Healthcare Fund Class A Shares, Class B Shares and Class C Shares commenced operations on February 14, 1997, January 31, 1997 and January 13, 1997, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                          Framlington Healthcare Fund(a)
-------------------------------------------------------------------------------------------------------------
   Year        Year        Year       Year    Period         Year        Year       Year       Year    Period
  Ended       Ended       Ended      Ended     Ended        Ended       Ended      Ended      Ended     Ended
6/30/01(c)  6/30/00(c)  6/30/99(c) 6/30/98(c) 6/30/97     6/30/01(c)  6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
 Class B     Class B     Class B    Class B   Class B      Class C     Class C    Class C    Class C   Class C
----------  ----------  ---------- ---------- -------     ----------  ---------- ---------- ---------- -------
$  27.64     $  10.27    $ 11.69     $10.85   $11.02       $  27.62    $ 10.27    $ 11.69     $10.86   $10.40
 --------    --------    -------     ------   ------       --------    -------    -------     ------   ------
   (0.53)       (0.37)     (0.21)     (0.23)   (0.02)         (0.53)     (0.40)     (0.21)     (0.23)   (0.01)
   (1.87)       17.74      (1.11)      1.07    (0.15)         (1.87)     17.75      (1.11)      1.06     0.47
 --------    --------    -------     ------   ------       --------    -------    -------     ------   ------
   (2.40)       17.37      (1.32)      0.84    (0.17)         (2.40)     17.35      (1.32)      0.83     0.46
 --------    --------    -------     ------   ------       --------    -------    -------     ------   ------
   (0.55)          --      (0.08)        --       --          (0.55)        --      (0.08)        --       --
    (0.21)         --      (0.02)        --       --          (0.21)        --      (0.02)        --       --
 --------    --------    -------     ------   ------       --------    -------    -------     ------   ------
    (0.76)         --      (0.10)        --       --          (0.76)        --      (0.10)        --       --
 --------    --------    -------     ------   ------       --------    -------    -------     ------   ------
$  24.48     $  27.64    $ 10.27     $11.69   $10.85       $  24.46    $ 27.62    $ 10.27     $11.69   $10.86
 ========    ========    =======     ======   ======       ========    =======    =======     ======   ======
   (9.04)%     169.13%    (11.40)%     7.83%   (1.54)%        (9.05)%   168.94%    (11.40)%     7.73%    4.42%
 ========    ========    =======     ======   ======       ========    =======    =======     ======   ======
 $224,080.   $102,859    $ 6,682     $8,664   $1,063       $122,087    $77,156    $ 1,652     $3,378   $  164
    2.30%        2.36%      2.36%      2.37%    2.30%(d)       2.30%      2.36%      2.36%      2.37%    2.30%(d)
   (2.03)%      (1.75)%    (2.02)%    (1.95)%  (1.70)%(d)     (2.03)%    (1.75)%    (2.02)%    (1.95)%  (1.70)%(d)
      45%          60%        49%        47%      14%            45%        60%        49%        47%      14%
    2.30%        2.38%      2.67%      3.15%    8.08%(d)       2.30%      2.38%      2.67%      3.15%    8.08%(d)

                                                                           Framlington International Growth Fund(a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year       Year      Period
                                                                     Ended      Ended      Ended      Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                    Class A    Class A    Class A    Class A    Class A
                                                                   ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............................  $ 15.79     $12.79     $11.92     $11.35     $10.10
                                                                    -------     ------     ------     ------     ------
Income from investment operations:
Net investment income/(loss)......................................    (0.04)     (0.05)     (0.02)      0.02       0.05
Net realized and unrealized gain/(loss) on investments............    (4.62)      3.72       0.90       0.61       1.20
                                                                    -------     ------     ------     ------     ------
Total from investment operations..................................    (4.66)      3.67       0.88       0.63       1.25
                                                                    -------     ------     ------     ------     ------
Less distributions:
Dividends from net investment income..............................       --      (0.08)        --      (0.02)        --
Dividends in excess of net investment income......................       --      (0.05)        --         --         --
Distributions from net realized gains.............................    (1.11)     (0.54)     (0.01)     (0.03)        --
Distributions in excess of net realized gains.....................       --         --         --      (0.01)        --
                                                                    -------     ------     ------     ------     ------
Total distributions...............................................    (1.11)     (0.67)     (0.01)     (0.06)        --
                                                                    -------     ------     ------     ------     ------
Net asset value, end of period....................................  $ 10.02     $15.79     $12.79     $11.92     $11.35
                                                                    =======     ======     ======     ======     ======
Total return (b)..................................................   (31.24)%    28.89%      7.36%      5.60%     12.38%
                                                                    =======     ======     ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $ 1,519     $1,715     $2,869     $1,601     $1,103
Ratio of operating expenses to average net assets.................     1.72%      1.69%      1.60%      1.62%      1.55%(d)
Ratio of net investment income/(loss) to average net assets.......    (0.29)%    (0.34)%    (0.16)%     0.21%      1.01%(d)
Portfolio turnover rate...........................................      119%        65%        66%        38%        15%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.81%      1.71%      1.75%      1.82%      2.56%(d)


--------------------------------------------------------------------------------
(a)The Munder Framlington International Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on February 20, 1997, March 19, 1997 and February 13, 1997, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                    Framlington International Growth Fund(a)
-------------------------------------------------------------------------------------------------------------
   Year       Year       Year       Year      Period        Year       Year       Year      Period     Period
  Ended      Ended      Ended      Ended      Ended        Ended      Ended      Ended      Ended      Ended
6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
 Class B    Class B    Class B    Class B    Class B      Class C    Class C    Class C    Class C    Class C
---------- ---------- ---------- ---------- ----------   ---------- ---------- ---------- ---------- ----------
 $15.51...   $12.56     $11.83     $11.32     $ 9.85      $ 15.55     $12.58     $11.86     $11.33     $10.03
  ------     ------     ------     ------     ------      -------     ------     ------     ------     ------
  (0.13)      (0.17)     (0.10)     (0.06)      0.01        (0.12)     (0.17)     (0.10)     (0.06)      0.01
  (4.51)       3.66       0.84       0.61       1.46        (4.54)      3.68       0.83       0.63       1.29
  ------     ------     ------     ------     ------      -------     ------     ------     ------     ------
  (4.64)       3.49       0.74       0.55       1.47        (4.66)      3.51       0.73       0.57       1.30
  ------     ------     ------     ------     ------      -------     ------     ------     ------     ------
     --          --         --         --         --           --         --         --         --         --
     --          --         --         --         --           --         --         --         --         --
  (1.11)      (0.54)     (0.01)     (0.03)        --        (1.11)     (0.54)     (0.01)     (0.03)        --
     --          --         --      (0.01)        --           --         --         --      (0.01)        --
  ------     ------     ------     ------     ------      -------     ------     ------     ------     ------
  (1.11)      (0.54)     (0.01)     (0.04)        --        (1.11)     (0.54)     (0.01)     (0.04)        --
  ------     ------     ------     ------     ------      -------     ------     ------     ------     ------
  $9.76      $15.51     $12.56     $11.83     $11.32      $  9.78     $15.55     $12.58     $11.86     $11.33
  ======     ======     ======     ======     ======      =======     ======     ======     ======     ======
 (31.70)%     27.96%      6.23%      4.88%     14.92%      (31.75)%    28.07%      6.13%      5.05%     12.96%
  ======     ======     ======     ======     ======      =======     ======     ======     ======     ======
 $1,034      $1,638     $  546     $  591     $  128      $   867     $1,118     $  172     $  196     $   62
   2.47%       2.44%      2.36%      2.37%      2.30%(d)     2.47%      2.44%      2.36%      2.37%      2.30%(d)
  (1.04)%     (1.09)%    (0.92)%    (0.54)%     0.26%(d)    (1.04)%    (1.09)%     0.92%     (0.54)%     0.26%(d)
    119%         65%        66%        38%        15%         119%        65%        66%        38%        15%
   2.56%       2.46%      2.51%      2.57%      3.31%(d)     2.56%      2.46%      2.51%      2.58%      3.31%(d)

                                              811-5899 (The Munder Funds Trust)
                                                                       Balanced
                                                           International Equity
                                                           Small Company Growth

                                              811-7346 (The Munder Funds, Inc.)
                                                                  Bio(Tech)/2 /
                                                                Digital Economy

                                       Large-Cap Growth (formerly Focus Growth)

                                       Large-Cap Value (formerly Equity Income)
                                                               Micro-Cap Equity
                                                                  MidCap Select
                                                            Multi-Season Growth
                                                                     Power Plus
                                                  Real Estate Equity Investment
                                                                Small-Cap Value

                                  811-7897 (The Munder Framlington Funds Trust)
                                                   Framlington Emerging Markets
                                          Framlington Global Financial Services
                                                         Framlington Healthcare
                                               Framlington International Growth

             More information about the Funds is available free upon request, including the following:

             ANNUAL/SEMI-ANNUAL REPORTS
             You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

             STATEMENT OF ADDITIONAL INFORMATION
             Provides more details about the Funds and their policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

               To Obtain Information:

               BY TELEPHONE
               Call 1-800-438-5789

               BY MAIL
               Write to:
               The Munder Funds
               c/o PFPC Inc.
               P.O. Box 9701
               Providence, RI 02940-9701

               BY OVERNIGHT DELIVERY TO:
               The Munder Funds
               c/o PFPC Inc.
               4400 Computer Drive
               Westborough, MA 01581

               ON THE INTERNET
               Text-only versions of fund documents can be viewed online or downloaded from:

                   SECURITIES AND EXCHANGE COMMISSION
                   http://www.sec.gov

               You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

               You may also find more information about the Funds on the Internet at: www.munder.com. This website is not considered part of the prospectus.

             PROEQABC&II1001

             Please see the inside back cover for a list of funds and the applicable SEC file numbers.

             SEC File Numbers: 811-7346, 811-5899, 811-7897


--------------------------------------------------------------------------------

                                                                     Prospectus
--------------------------------------------------------------------------------

                                                                 CLASS K SHARES


                                                               October 31, 2001



        [LOGO] Munder Funds
        Be Focused



                                                        The Munder Equity Funds
                                                                       Balanced
                                                                  Bio(Tech)/2 /

                                                                Digital Economy



                                                              Future Technology
                                                                      Index 500
                                                           International Equity
                                                           International NetNet

                                       Large-Cap Growth (formerly Focus Growth)

                                       Large-Cap Value (formerly Equity Income)
                                                               Micro-Cap Equity
                                                                  MidCap Select
                                                            Multi-Season Growth
                                                                     Power Plus
                                                  Real Estate Equity Investment
                                                                Small-Cap Value
                                                           Small Company Growth

                                                   The Munder Framlington Funds
                                                   Framlington Emerging Markets
                                          Framlington Global Financial Services
                                                         Framlington Healthcare
                                               Framlington International Growth

                                                        The Munder Income Funds
                                                                           Bond
                                                              Intermediate Bond
                                                             International Bond
                                                         U.S. Government Income
                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                  The Munder Money Market Funds
                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

                          As with all mutual funds, the Securities and Exchange
                    Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                   It is a criminal offense to state otherwise.

TABLE OF CONTENTS


  2 Risk/Return Summary
  2 Balanced Fund
  6 Bio(Tech)/2/ Fund
  9 Digital Economy Fund
 12 Future Technology Fund
 16 Index 500 Fund
 20 International Equity Fund
 24 International NetNet Fund
 27 Large-Cap Growth Fund (formerly Focus
      Growth Fund)
 30 Large-Cap Value Fund (formerly Equity
      Income Fund)
 33 Micro-Cap Equity Fund
 36 MidCap Select Fund
 39 Multi-Season Growth Fund
 42 Power Plus Fund
 45 Real Estate Equity Investment Fund
 48 Small-Cap Value Fund
 52 Small Company Growth Fund
 55 Framlington Emerging Markets Fund
 59 Framlington Global Financial Services Fund
 63 Framlington Healthcare Fund
 67 Framlington International Growth Fund
 71 Bond Fund
 75 Intermediate Bond Fund
 79 International Bond Fund
 83 U.S. Government Income Fund
 86 Michigan Tax-Free Bond Fund
 89 Tax-Free Bond Fund
 92 Tax-Free Short-Intermediate Bond Fund
 95 Cash Investment Fund
 98 Tax-Free Money Market Fund
101 U.S. Treasury Money Market Fund

104 More About The Funds
104 Glossary
105 Principal Investment Strategies and Risks
107 Other Investment Strategies and Risks
110 Disclaimers

111 Your Investment
111 How to Reach the Funds
111 Purchasing Shares
111 Redeeming Shares
112 Additional Policies for Purchases and
      Redemptions
112 Shareholder Privileges
113 Service Agents
113 Other Information

114 Pricing Of Fund Shares

115 Distributions

116 Federal Tax Considerations
116 Taxes on Distributions
116 Taxes on Sales
116 Other Considerations

117 Management
117 Investment Advisor and Sub-advisor
120 Portfolio Managers

121 Financial Highlights

Back Cover For Additional Information

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
This Risk/Return Summary briefly describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on these and the Funds' other investment strategies and risks, please read the section entitled "More About The Funds." Certain terms used in this prospectus are defined in the Glossary.

Unless otherwise noted all goals of the Funds are non-fundamental and may be changed by the Funds' Board of Directors/Trustees without shareholder approval. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days' prior notice to shareholders.


 EQUITY FUNDS


BALANCED FUND


 Goal

The Fund's goal is to provide an attractive investment return through a combination of long-term growth of capital and current income.


 Principal Investment Strategies

The Fund pursues its goal by allocating its assets among three asset groups: equity securities, fixed income securities and cash equivalents.

The Fund normally will invest at least 25% of its assets in fixed income securities and no more than 75% of its assets in equity securities. The Fund will notify shareholders at least 30 days before changing this policy.

The advisor will allocate the Fund's assets to the three asset groups based on its view of the following factors, among others:

 .  general market and economic conditions and trends;

 .  interest rates and inflation rates;

 .  fiscal and monetary developments; and

 .  long-term corporate earnings growth.

Equities securities are chosen on the basis of above-average and sustainable earnings growth, financial ability and attractive valuation.

The Fund's equity securities may include:

 .  common stocks;

 .  preferred stocks;

 .  securities convertible into common stocks; and

 .  rights and warrants.

Bond strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

The Fund's fixed income securities may include:

 .  U.S. Government securities;

 . U.S. dollar-denominated obligations of foreign governments (i.e. yankee bonds);

 .  corporate obligations;

 .  zero coupon bonds;

 .  variable and floating rate securities;

 .  mortgage and other asset-backed securities; and

 .  stripped securities.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities. The average dollar-weighted maturity of the Fund's fixed income securities is expected to vary between six to fifteen years.

The Fund's cash equivalents are short-term, high-quality money market instruments and may include:

 .  commercial paper;

 .  bankers' acceptances and certificates of deposit;

 .  corporate obligations; and

 .  U.S. Government securities.

 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Balanced Fund Class K

Total Return (%)
(per calendar year)



1994    (5.41)
1995    23.38
1996    12.58
1997    17.61
1998    10.75
1999    18.90

2000    14.36

Year-to-date through September 30, 2001: (11.15)%

                         Best Quarter:  Q1 2000  18.54%
                         Worst Quarter: Q3 1998 (9.60)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                               Since
                                                             Inception
                                              1 Year 5 Years (4/16/93)
                                                %       %        %
         --------------------------------------------------------------
         Class K............................. 14.36   14.80    12.31
         S&P 500(R) Index/(1)/............... (9.11)  18.32    17.73
         S&P 500(R)/Lehman Blended Index/(1)/ (1.40)  13.64    13.44

--------------------------------------------------------------------------------
(1)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P 500(R)/Lehman Blended Index is a blended index of 60% S&P 500(R) Index, 20% Lehman Brothers Aggregate Bond Index and 20%
   Lehman Brothers Credit Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. Government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman
   Brothers Credit Index is an unmanaged index comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The index returns from inception for Class K shares are from May 1, 1993.

 Fees and Expenses--Balanced Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.65%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.41%
                                                                                              -----
 Total Other Expenses........................................................................ 0.66%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.31%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $133   $415    $718    $1,579

BIO(TECH)/2/ FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies engaged in developing, producing and marketing technologically advanced solutions for the healthcare and medical fields. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies are currently located in the United States.

The Fund will invest in securities of companies whose principal business is focused on the biotechnology sector, including:

 . product companies - companies whose primary focus is to discover new products or therapies to bring to the commercial market through the research and development process;

 . platform companies - companies whose primary focus is to discover technology that may serve as the underpinning for internal discovery programs of pharmaceutical or biotechnology product companies. As platform companies mature, they often evolve into product companies; and

 . enabling companies - companies that sell equipment or consumables to companies with research and development efforts focused on biotechnology research.

Under normal market conditions, the Fund will invest at least 80% of its assets in companies dedicated to biotechnological solutions for the healthcare and medical fields. Such companies derive at least 50% of sales, earnings or assets from biotechnology products, licenses and services.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may also purchase and sell futures, options and forward foreign currency exchange contracts in order to hedge the Fund's currency exchange risk.

 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in the biotechnology sector and other related technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of futures, options or other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the "Financial Highlights" section.

 Fees and Expenses--Bio(Tech)/2/ Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.25%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 1.71%/(1)/
                                                                                              -----
 Total Other Expenses........................................................................ 1.96%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 3.21%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the expected reimbursement, other operating expenses and total annual fund operating expenses based on the prior fiscal year would have been 0.75% and 2.25%, respectively. The advisor may eliminate all or a part of the reimbursement at any time.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $324   $989   $1,678   $3,512

DIGITAL ECONOMY FUND


 Goal

The Fund's goal is to provide long-term capital appreciation while outperforming the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R)") over the long-term.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. The digital economy represents the developing economic environment in which the use of the Internet and existing and breakthrough technologies, including digital technologies, is becoming critical to all business models. Companies using the Internet to improve efficiencies, utilizing one or more technologies to increase market share and profitability to transform their businesses to become more competitive are all candidates for investment.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. Specifically, we look for companies that are using the Internet or other forms of technology in order to gain a competitive advantage over competing companies. The Fund will attempt to manage risk by targeting sector weightings of the S&P 500(R).

The advisor will identify both new and mature companies in various industries that are using technology and technological innovation to become more profitable than their peers. As a result, the Fund will not be limited to companies in traditional technology industries.

The advisor will select stocks of companies that (i) will benefit from changes in technology, (ii) will use technology to gain an enduring competitive advantage, and (iii) are gaining market share and are positioned to be the market leaders of the future.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest up to 25% of its assets in foreign securities. The Fund may invest in options, futures contracts and other derivative products.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 .  Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Technology Risk. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings, fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the "Financial Highlights" section.

 Fees and Expenses--Digital Economy Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 1.51%
                                                                                              -----
 Total Other Expenses........................................................................ 1.76%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 2.51%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $254   $782   $1,335   $2,846

FUTURE TECHNOLOGY FUND


 Goal

The Fund's goal is to provide capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in common stocks of technology-related companies. Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services. The Fund may also invest in the stocks of companies that should benefit commercially from technological advances. The Fund invests in both established companies and in new or unseasoned companies, including companies making initial public offerings (''IPOs'').

The products and services provided by technology-related companies may include: computer hardware and software, communications hardware and software, semiconductors, business services, media and information services, and Internet-related services.

In selecting stocks, the advisor will first identify attractive sectors within the technology industry. The advisor will then focus on companies that it believes are current industry leaders or leading companies in developing sectors. Using fundamental analysis, the advisor will look for companies with:

 .  strong market share within their sector; and/or

 .  technologically superior products or services; and

 .  stable or improving revenue growth, earnings growth or order trends.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. The Fund may invest in small companies and may invest without limit in IPOs. It is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Sector Risk. The Fund will concentrate its investments in the technology industry. Market or economic factors impacting that industry could have a major effect on the value of the Fund's investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

Because Class K shares do not have a full calendar year of performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y shares, which are not offered in this prospectus. Class K shares are subject to a shareholder servicing fee of 0.25%. Please see the section entitled "Fees and Expenses". Performance for Class K shares, net of any shareholder servicing fee, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the shareholder servicing fee, performance of Class K shares will be less than that of Class Y shares. Performance since inception for Class K shares is provided in the "Financial Highlights" section.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.




                                    [CHART]

Future Technology Fund Class Y

Total Return (%)
(per calendar year)


2000    (36.94)


Year-to-date through September 30, 2001: (60.56)%

Best Quarter: Q1 2000   31.73%
Worst Quarter Q3 2000 (41.06)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                   Since
                                                 Inception
                                         1 Year  (8/26/99)
                                           %         %
-----------------------------------------------------------
Class Y................................  (36.94)  (3.21)
S&P 500(R) Index/(1)/..................   (9.11)    1.17
Goldman Sachs Technology Composite/(1)/  (37.84)  (8.33)

--------------------------------------------------------------------------------
(1) Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks. The index returns for Class Y shares are from September 1, 1999.

 Fees and Expenses--Future Technology Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.00%
Other Expenses
   Shareholder Servicing Fees................................................................ 0.25%
   Other Operating Expenses.................................................................. 0.70%
                                                                                              -----
   Total Other Expenses...................................................................... 0.95%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.95%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1) Total Annual Fund Operating Expenses disclosed above are based on the Fund's actual expenses for its most recent fiscal year. Due to the fixed costs related to maintaining a mutual fund, you should be aware that during periods when the Fund's assets are declining, its operating expenses as a percent of net assets could be significantly higher than the Total Annual Fund Operating Expenses shown above. For example, if the Fund's average net assets for the current fiscal year were 30%, 50% or 70% less than its average net assets during the most recent fiscal year, expected Total
    Annual Fund Operating Expenses for the current fiscal year could be approximately 7%, 21% or 55% higher, respectively, than those shown in the table above. Of course, if the Fund's net assets were increasing, by similar percentages, corresponding decreases in Total Annual Fund Operating Expenses as a percent of net assets would be expected.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $198   $612   $1,052   $2,275

INDEX 500 FUND


 Goal

The Fund's goal is to provide performance and income that is comparable to the S&P 500(R). The S&P 500(R) is an index of 500 stocks that emphasizes large capitalization companies.


 Principal Investment Strategies

The Fund pursues its goal by normally holding a substantial amount of its assets in securities of at least 400 of the stocks in the S&P 500(R).

The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P 500(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.

The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500(R) of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P 500(R).

The Fund may also enter into futures contracts.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if particular companies the Fund invests in do not perform well.

 . Tracking Risk. Because the Fund pays fees and transaction costs, while the S&P 500(R) does not, the Fund's returns are likely to be lower than those of the S&P 500(R). Tracking variance may also result from share purchases, redemptions and other factors.

 . Indexing Strategy Risk. The Fund will invest in the securities included in the S&P 500(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large capitalization portion of the U.S. stock market.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Index 500 Fund Class K

Total Return (%)
(per calendar year)



1993    9.80
1994    0.76
1995   36.95
1996   22.15
1997   32.51
1998   27.86
1999   20.29

2000   (9.69)

Year-to-date through September 30, 2001: (20.82)%

Best Quarter:  Q4 1998   21.09%
Worst Quarter: Q3 1998 (10.03)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                               Since
                                             Inception
                              1 Year 5 Years (12/7/92)
                                %       %        %
-------------------------------------------------------
Class K...................... (9.69)  17.59    16.43
S&P 500(R) Index/(1)/........ (9.11)  18.32    16.42

--------------------------------------------------------------------------------
(1) Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The index return from inception for Class K shares is December 1, 1992.

 Fees and Expenses--Index 500 Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.10%
Other Expenses
   Shareholder Servicing Fees................................................................ 0.25%
   Other Operating Expenses.................................................................. 0.26%
                                                                                              -----
   Total Other Expenses...................................................................... 0.51%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.61%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $62    $195    $340     $762

INTERNATIONAL EQUITY FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign securities, most of which are American Depositary Receipts (ADRs).

Under normal market conditions, at least 80% of the Fund's assets will be invested in equity securities in at least three foreign countries. The Fund mostly invests in mature markets, but may also invest in emerging markets.

The Fund emphasizes companies with a market capitalization of at least $250 million. The Fund invests in additional securities trading on either a foreign or U.S. stock exchange, which are chosen through an economic modeling process. This process seeks to identify those stocks that will have strong relative performance in their home market.

The advisor maintains a list of foreign securities and ADRs that the Fund may purchase based market capitalization, exchange listing standards, data quality, pricing availability and various macro-economic considerations. The advisor updates the securities list regularly, adds new securities to the list if they are eligible and sells securities not on the updated securities list as soon as practicable.

After the advisor creates the securities list, it divides the list into two sections. The first section is designed to provide broad coverage of international markets. The second section increases exposure to securities that the advisor expects will perform better than other stocks in their industry sectors and their country's securities markets as a whole. When the advisor believes broader market exposure will benefit the Fund, it will allocate up to 100% of the Fund's assets in securities of the first type. When the advisor identifies strong potential for specific securities to perform well, the Fund may invest up to 50% of its assets in securities of the second type.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 . Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 Performance

The bar chart and table below give some indication of the risk of an investment of the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

International Equity Fund Class K

Total Return (%)
(per calendar year)



1993   32.51
1994   (8.56)
1995   13.73
1996   10.03
1997    3.13
1998   13.16
1999   44.22

2000  (17.34)

Year-to-date through September 30, 2001: (29.62)%

Best Quarter:  Q4 1999   25.33%
Worst Quarter: Q3 1998 (16.82)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                          Since
                                                        Inception
                                        1 Year  5 Years (11/23/92)
                                          %        %        %
-------------------------------------------------------------------
Class K................................  17.34   8.89      9.87
FTSE World Index ex-U.S./(1)/.......... (13.89)  7.20     10.53

--------------------------------------------------------------------------------
(1) The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S.
    The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends. The index return from inception for Class K shares is from December 1, 1992.

 Fees and Expenses--International Equity Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.38%
                                                                                              -----
 Total Other Expenses........................................................................ 0.63%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.38%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $140   $437    $755    $1,657

INTERNATIONAL NETNET FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

 . Pure plays--companies whose core business models are focused exclusively on the Internet;

 . Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 . Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of foreign companies positioned to benefit from the growth of the Internet. The Fund may invest directly in foreign equity securities or may utilize ADR or other depository receipts.

There is no limit on the market capitalization of the companies in which the Fund may invest or on the length of operating history for the companies. The Fund may invest in small companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest in emerging markets. The Fund may also purchase and sell options on securities, stock market indices or futures and may purchase or sell forward currency exchange contracts in order to hedge the Fund's currency exchange risk.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor or the sub-advisor, regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 . Sector Risk. The Fund will invest significantly in foreign companies engaged in Internet-related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Derivatives Risk. The Fund may suffer a loss from its use of options and forward foreign currency exchange contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the "Financial Highlights" section.

 Fees and Expenses--International NetNet Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.25%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 1.13%
                                                                                              -----
 Total Other Expenses........................................................................ 1.38%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 2.63%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1) Total Annual Fund Operating Expenses disclosed above are based on the Fund's actual expenses for its most recent fiscal year. Due to the fixed costs related to maintaining a mutual fund, you should be aware that during periods when the Fund's assets are declining, its operating expenses as a percent of net assets could be significantly higher than the Total Annual Fund Operating Expenses shown above. For example, if the Fund's average net assets for the current fiscal year were 30%, 50% or 70% less than its average net assets during the most recent fiscal year, expected Total
    Annual Fund Operating Expenses for the current fiscal year could be approximately 4%, 21% or 61% higher, respectively, than those shown in the table above. Of course, if the Fund's net assets were increasing by similar percentages, corresponding decreases in Total Annual Fund Operating
    Expenses as a percent of net assets would be expected.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $266   $817   $1,395   $2,964

LARGE-CAP GROWTH FUND


(formerly Focus Growth Fund)



 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies




The Fund pursues its goal by investing primarily in equity securities that the advisor believes are poised to grow faster than their peers. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of large-capitalization companies. Large-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at printing, such capitalizations were approximately $1.4 billion or greater.





The advisor seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Industry weightings are targeted to the weightings of the Russell 1000 Growth Index.




The Fund may also invest in foreign securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

Because Class K shares do not have any performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y shares, which are not offered in this prospectus. Class K shares are subject to a shareholder servicing fee of 0.25%. Please see the section entitled "Fees and Expenses". Performance for Class K shares, net of any shareholder servicing fee, would have similar annual returns to Class Y shares because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the shareholder servicing fee, performance of Class K shares will be less than that of Class Y shares.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.





                                    [CHART]

Large-Cap Growth Fund Class Y

Total Return (%)
(per calendar year)


1999    16.74

2000    (7.31)

Year-to-date through September 30, 2001: (34.36)%

Best Quarter   Q4 1999  13.18%
Worst Quarter: Q3 1999 (7.72)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                  Since
                                                Inception
                                        1 Year  (11/11/98)
                                          %         %
-----------------------------------------------------------
Class Y................................  (7.31)    9.13
Russell 1000(R) Growth Index/(1)/...... (22.43)    9.27
S&P 500(R) Index/(1)/..................  (9.11)   10.20

--------------------------------------------------------------------------------
(1)The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000(R) companies (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary market index from the S&P 500(R) Index to the Russell 1000(R) Growth Index, which better represents the market in which the Fund typically invests. The index returns from inception for Class Y shares are from November 1, 1998.

 Fees and Expenses--Large-Cap Growth Fund


The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses
   Shareholder Servicing Fees................................................................ 0.25%
   Other Operating Expenses.................................................................. 0.46%
                                                                                              -----
   Total Other Expenses...................................................................... 0.71%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.46%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $149   $462    $797    $1,746

LARGE-CAP VALUE FUND
(formerly Equity Income Fund)


 Goal

The Fund's goal is to provide long-term capital appreciation and current income.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies whose equity securities are trading at a valuation discount relative to the marketplace, their peers and historical levels. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of large capitalization companies. Large-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at printing, such capitalizations were approximately $1.4 billion or greater.

The advisor generally selects large companies with relatively low valuations that it believes posess a catalyst for favorable or improved security values. The advisor may also consider one or more of the following factors:

 . Financial strength and strong fundamentals, including low price to earnings ratios;

 .  Improving earnings estimates and stock price trends;

 .  Quality of management, profitability and industry leadership position;

 .  Current dividend; and

 .  Unrecognized assets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stock's intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Large-Cap Value Fund Class K

Total Return (%)
(per calendar year)

1995    33.96
1996    15.85
1997    32.04
1998     9.96
1999     0.38

2000     3.55

Year-to-date through September 30, 2001: (11.72)%

Best Quarter:  Q4 1998   13.58%
Worst Quarter: Q3 1998 (10.03)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                               Since
                                             Inception
                              1 Year 5 Years (7/5/94)
                                %       %        %
-------------------------------------------------------
Class K......................  3.55   11.65    13.78
Russell 1000 Value Index/(1)/  7.02   16.91    18.72
S&P 500(R) Index/(1)/........ (9.11)  18.32    20.43

--------------------------------------------------------------------------------
(1)The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary market index from the S&P 500(R) Index to the Russell 1000 Value Index which better represents the market in which the Fund invests. The index returns from inception for Class K shares are from July 1, 1994.

 Fees and Expenses--Large-Cap Value Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.22%
                                                                                              -----
 Total Other Expenses........................................................................ 0.47%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.22%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $124   $387    $670    $1,477

MICRO-CAP EQUITY FUND


 Goal

The Fund's goal is to provide capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index. Based on the most recent data available at printing, such capitalizations are approximately $370 million or less, which is considerably less than the market capitalization of typical S&P 500 companies.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for companies that have strong potential for consistent earnings growth due to:

 .  the development of a superior technology or product and solid management; or

 .  changes in technology, regulations and long-term economic trends.

There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest in equity securities of larger capitalization companies. The Fund may invest without limit in initial public offerings ("IPOs") of micro-capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stock may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 Performance

The bar chart and table below give some indication of the risk of investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Micro-Cap Equity Fund Class K

Total Return (%)
(per calendar year)

1997   71.30
1998   (5.83)
1999   74.50

2000  (13.83)

Year-to-date through September 30, 2001: (12.95)%

                        Best Quarter:  Q4 1999   47.77%
                        Worst Quarter: Q3 1998 (28.41)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                        Since
                                                      Inception
                                              1 Year  (12/31/96)
                                                %         %
                -------------------------------------------------
                Class K...................... (13.83)   24.78
                Wilshire Micro-Cap Index/(1)/  (7.89)   10.46

--------------------------------------------------------------------------------
(1)The Wilshire Micro-Cap Index is an unmanaged index that measures performance of all stocks in the bottom half of the Wilshire 5000 Index (below the 2,501st based on market capitalization). The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITs and limited partnerships. The index return from inception for Class K shares is from January 1, 1997.

 Fees and Expenses--Micro-Cap Equity Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.00%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.40%
                                                                                              -----
 Total Other Expenses........................................................................ 0.65%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.65%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $168   $520    $897    $1,955

MIDCAP SELECT FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in the equity securities of mid-capitalization companies. Mid-capitalization companies are companies having a market capitalization within the range of companies included in the S&P MidCap 400(R) Index. Based on the most recent data available at printing, such capitalizations are between approximately $135 million and $8.8 billion.

The Fund's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and investing in approximately 60 to 80 of those companies based on:

 .  above-average, consistent earnings growth;

 .  financial stability;

 .  relative market value; and

 .  price changes compared to the S&P MidCap 400(R) Index.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies' stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

Because Class K shares do not have any performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y shares, which are not offered in this prospectus. Class K shares are subject to a shareholder servicing fee of 0.25%. Please see the section entitled "Fees and Expenses". Performance for Class K shares, net of any shareholder servicing fee, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the shareholder servicing fee, performance of Class K shares will be less than that of Class Y shares.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

MidCap Select Fund Class Y

Total Return (%)
(per calendar year)

1999   31.62

2000   30.82

Year-to-date through September 30, 2001: (15.86)%

 Best Quarter:                               Q4 1999                    24.95%
 Worst Quarter                               Q1 1999                   (7.77)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                      Since
                                    Inception
                             1 Year (6/24/98)
                               %        %
----------------------------------------------
Class Y..................... 30.82    22.33
S&P MidCap 400(R) Index/(1)/ 17.51    16.92

--------------------------------------------------------------------------------
(1) Standard & Poor's MidCap 400(R) Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index return from inception for Class Y shares is from July 1, 1998.

 Fees and Expenses--MidCap Select Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses
   Shareholder Servicing Fees................................................................ 0.25%
   Other Operating Expenses.................................................................. 0.66%
                                                                                              -----
   Total Other Expenses...................................................................... 0.91%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.66%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $169   $523    $902    $1,965

MULTI-SEASON GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation. This goal is "fundamental" and cannot be changed without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities. The Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 50 to 100 companies based on:

 .  superior earnings growth;

 .  financial stability;

 .  relative market value; and

 .  price changes compared to the S&P 500(R).


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

 .  Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bart chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Multi-Season Growth Fund Class K

Total Return (%)
(per calendar year)

1996   22.33
1997   30.20
1998   15.06
1999   11.29

2000   (6.47)

Year-to-date through September 30, 2001: (24.17)%

                        Best Quarter:  Q4 1998   19.76%
                        Worst Quarter: Q3 1998 (14.19)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                        Since
                                                      Inception
                                       1 Year 5 Years (6/23/95)
                                         %       %        %
                 -----------------------------------------------
                 Class K.............. (6.47)  13.79    14.80
                 S&P 500(R) Index/(1)/ (9.11)  18.32    19.44

--------------------------------------------------------------------------------
(1)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The index return from inception for Class K shares is from July 1, 1995.

 Fees and Expenses--Multi-Season Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%/(1)/
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.42%
                                                                                              -----
 Total Other Expenses........................................................................ 0.67%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.42%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)On May 15, 2001, management fees were reduced to 0.75%. Expenses have been restated to reflect this decrease.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $145   $449    $776    $1,702

POWER PLUS FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues it goal by investing in equity securities of U.S. and non-U.S. companies considered by the portfolio managers of the Fund to significantly benefit from or derive revenue from non-regulated energy or power-related activities. The Fund will invest in small, medium and large capitalization companies.

Under normal market conditions, the Fund will invest at least 80% of its assets in companies that are primarily engaged in non-regulated energy and power activities. These companies include any company for which at least 50% of its sales, earnings or assets arise from or are dedicated to non-regulated energy or power activities. Energy-related activities may involve:

 .  conventional sources of energy such as oil, natural gas and coal, and

 . renewable sources of energy such as geothermal, biomass, solar and wind power.

Power-related activities include:

 .  power generation from independent power producers and others, and

 .  power technology.

Power technology is broadly defined to encompass all aspects of generating, monitoring, conditioning (i.e., improving power quality) and delivering power such as fuel cells, microturbines, flywheel storage devices, superconductors and uninterruptible power supply products.

The Fund may invest, on a direct or indirect basis, up to 10% of its total assets in equity securities of privately-owned energy and power-related companies that plan to conduct an initial public offering ("IPO") within several years from the time the Fund makes its investment.

The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund.

The advisor selects companies using a "bottom-up approach" which identifies outstanding performance of individual companies before considering the impact of economic trends. The advisor evaluates companies by analyzing a number of factors, including the growth prospects of an energy or power-related company relative to the price of its stock and companies that are at the leading edge of new developments in the energy or power sectors.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Technology Risk. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the ''Financial Highlights'' section.

 Fees and Expenses--Power Plus Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.85%
                                                                                              -----
 Total Other Expenses........................................................................ 1.10%/(1)/
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.85%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)The expenses have been restated for the current fiscal year to reflect an expected increase in general operating expenses for the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $188   $582   $1,001   $2,169

REAL ESTATE EQUITY INVESTMENT FUND


 Goal

The Fund's goal is to provide both capital appreciation and current income. This goal is "fundamental" and cannot be changed without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies that are principally engaged in businesses within the real estate industry.

A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will not own real estate directly.

The advisor selects companies exhibiting steady cash flows, financial stability, quality management and reasonable valuations.

The companies in which the Fund primarily invests include:

 . equity real estate investment trusts ("REITS") (only if they are traded on a securities exchange or NASDAQ);

 .  brokers, home builders and real estate developers;

 . companies with substantial real estate holdings (for example, paper and lumber producers, hotels and entertainment companies);

 .  manufacturers and distributors of building supplies;

 .  mortgage REITS; and

 .  financial institutions which issue or service mortgages.

 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will concentrate its investments in the real estate industry sector. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Real Estate Equity Investment Fund Class K

Total Return (%)
(per calendar year)

1997    22.04
1998   (17.17)
1999    (5.05)

2000    21.66

Year-to-date through September 30, 2001: 3.67%

Best Quarter:  Q3 1997   14.66%
Worst Quarter: Q3 1998 (10.27)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                               Since
                              Inception
                      1 Year (10/3/96)
                        %        %
----------------------------------------
Class K.............. 21.66     7.57
S&P 500(R) Index/(1)/ (9.11)   18.33
NAREIT Index/(1)/.... 26.36     8.63

--------------------------------------------------------------------------------
(1)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. National Association of Real Estate Investment Trusts ("NAREIT") Equity Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. The Fund has changed its primary market index from the NAREIT Index to the S&P 500(R) to provide a comparison to a broad based market index. The index returns from inception for Class K shares are from October 1, 1996.

 Fees and Expenses--Real Estate Equity Investment Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.74%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.31%
                                                                                              -----
 Total Other Expenses........................................................................ 0.56%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.30%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $132   $412    $713    $1,568

SMALL-CAP VALUE FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of small-capitalization companies. Small-capitalization companies are companies with market capitalizations within the range of the companies in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are $1.4 billion and below, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of companies that the advisor believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the advisor considers these factors, among others, in choosing companies:

 .  a stable or improving earnings record;

 .  sound finances;

 .  above-average growth prospects;

 .  participation in a fast growing industry;

 .  strategic niche position in a specialized market; and

 .  adequate capitalization.

The Fund may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Small-Cap Value Fund Class K

Total Return (%)
(per calendar year)

1997    44.16
1998    (6.63)
1999    (5.20)

2000    15.78

Year-to-date through September 30, 2001: 6.13%

Best Quarter:   Q3 1997   22.53%
Worst Quarter:  Q3 1998 (19.97)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                 Since
                                               Inception
                                        1 Year (12/31/96)
                                          %        %
----------------------------------------------------------
Class K................................ 15.78    10.24
Russell 2000(R) Value Index/(1)/....... 22.80    10.51
Russell 2000(R) Index/(1)/............. (3.03)    8.82

--------------------------------------------------------------------------------
(1)The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000(R) Index is a capitalization weighted total return index which is comprised of the bottom 2,000 based on capitalization of the 3,000 largest U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange or the NASDAQ. The Fund has changed its primary market index from the Russell 2000(R) Index to the Russell 2000(R) Value Index which better represents the market in which the Fund invests. The index returns from inception for Class K shares are from January 1, 1997.

 Fees and Expenses--Small-Cap Value Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.29%
                                                                                              -----
 Total Other Expenses........................................................................ 0.54%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.29%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $131   $409    $708    $1,556

SMALL COMPANY GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of small-capitalization companies. Small-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are approximately $1.4 billion and below, which is less than the market capitalization of typical S&P 500 companies.

The Fund focuses on growth-oriented smaller companies in its attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for financially stable Companies that have strong potential for sustainable earnings. Among other factors, the advisor also considers whether the company:

 .  is participating in a fast-growing industry; and

 .  has a strategic niche position in a specialized market.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Small Company Growth Fund Class K

Total Return (%)
(per calendar year)

1993   13.14
1994   (2.74)
1995   29.64
1996   36.89
1997   25.28
1998   (7.51)
1999    2.06

2000   (9.67)

Year-to-date through September 30, 2001: (30.90)%

Best Quarter:   Q2 1997   24.04%
Worst Quarter:  Q3 1998 (21.09)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                          Since
                                                        Inception
                                        1 Year  5 Years (11/23/92)
                                          %        %        %
-------------------------------------------------------------------
Class K................................  (9.67)   7.90    10.08
Russell 2000(R) Growth Index/(1)/...... (22.44)   7.14     9.63
Russell 2000(R) Index/(1)/.............  (3.03)  10.31    12.19

--------------------------------------------------------------------------------
(1)The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies (the 2,000 smallest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000(R) Index is a capitalization-weighted total return index which is comprised of the bottom 2,000 based on capitalization of the 3,000 largest U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange or the NASDAQ. The Fund has changed its primary market index from the Russell 2000(R) Index to the Russell 2000(R) Growth Index which better represents the market in which the Fund invests. The index returns from inception for Class K shares are from December 1, 1992.

 Fees and Expenses--Small Company Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................ None
Maximum Deferred Sales Charge (Load)............................ None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..... None
Redemption Fees................................................. None
Exchange Fees................................................... None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees................................................. 0.75%
Other Expenses
  Shareholder Servicing Fees.................................... 0.25%
  Other Operating Expenses...................................... 0.28%
                                                                 -----
  Total Other Expenses.......................................... 0.53%
                                                                 -----
Total Annual Fund Operating Expenses............................ 1.28%
                                                                 =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $130   $406    $702    $1,545

FRAMLINGTON EMERGING MARKETS FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of companies in emerging market countries, as defined by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development.

The sub-advisor first identifies the countries in which the Fund will invest using a ''top-down" approach, primarily considering the impact of economic trends. Within each country, the sub-advisor then selects companies using a "bottom-up approach" which analyzes performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of products and services.

A company will be considered to be in an emerging market country if:

 . the company is organized under the laws of, or has a principal office in, an emerging market country;

 .  the company's stock is traded primarily in an emerging market country;

 .  most of the company's assets are in an emerging market country; or

 . most of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The Fund may also invest in foreign securities of companies located in countries with mature markets.



 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington Emerging Markets Fund Class K

Total Return (%)
(per calendar year)


1998   (27.48)
1999    85.88

2000   (41.66)

Year-to-date through September 30, 2001: (24.23)%

Best Quarter:  Q4 1999   42.97%
Worst Quarter: Q3 1998 (21.69)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                Since
                                              Inception
                                      1 Year  (1/10/97)
                                        %         %
--------------------------------------------------------
Class K.............................. (41.66)  (3.10)
MSCI Emerging Markets Free Index/(1)/ (30.61)  (8.26)
MSCI Emerging Markets Index/(1)/..... (28.84)  (7.09)

--------------------------------------------------------------------------------
(1)The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index used to measure the common stock price movement of freely investable opportunities for foreign investors in emerging markets countries. The MSCI Emerging Markets Index is an unmanaged index used to measure the common stock price movement in emerging market countries. The Fund has changed its primary market index from the MSCI Emerging Markets Index to the MSCI Emerging Markets Free Index which better represents the market in which the Fund invests. The index returns from inception for Class K shares are from January 1, 1997.

 Fees and Expenses--Framlington Emerging Markets Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................ None
Maximum Deferred Sales Charge (Load)............................ None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..... None
Redemption Fees................................................. None
Exchange Fees................................................... None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees................................................. 1.25%
Other Expenses
  Shareholder Servicing Fees.................................... 0.25%
  Other Operating Expenses...................................... 0.58%/(1)/
                                                                 -----
  Total Other Expenses.......................................... 0.83%
                                                                 -----
Total Annual Fund Operating Expenses............................ 2.08%/(1)/
                                                                 =====

--------------------------------------------------------------------------------
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the expected expense reimbursement, other operating expenses and total annual fund operating expenses based on the prior fiscal year would have been 0.48% and 1.98%, respectively. The advisor may eliminate all or a part of the expense reimbursement at any time.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $211   $652   $1,119   $2,410

FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of U.S. and foreign companies that are principally engaged in the financial services industry or companies providing services primarily within the financial services industry. The Fund focuses specifically on companies that are likely to benefit from growth or consolidation in the financial services industry.

Examples of companies in the financial services industry are:

 .  commercial, industrial and investment banks;

 .  savings and loan associations;

 .  brokerage companies;

 .  consumer and industrial finance companies;

 .  real estate and leasing companies;

 .  insurance companies; and

 .  holding companies for each of the above.

A company is "principally engaged" in the financial services industry if at least 50% of its gross income, net sales or net profits comes from activities in the financial services industry or if the company dedicates more than 50% of its assets to the production of revenues from the financial services industry.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies by analyzing a number of factors, including the growth prospects of a financial services company relative to the price of its stock.

The sub-advisor allocates assets among countries based on:

 . its analysis of the trends in the financial services industry in particular regions;

 .  the relative valuation of financial services companies in different regions;
   and

 . its assessment of the prospects for a particular equity market and its currency.

Under normal market conditions, the Fund invests at least 80% of its assets in at least three different countries, including the United States. The Fund may invest in companies located both in countries with mature markets and in those with emerging markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry. Financial services companies are subject to extensive governmental regulation that may limit the financial commitments they can make, and the interest rates and fees they can charge. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting the financial services industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

Because Class K shares do not have any performance history, the annual returns in the bar chart, the best quarter and worst quarter returns and the average annual total return chart are those of the Fund's Class Y Shares, which are not offered in this prospectus. Class K shares are subject to a shareholder servicing fee of 0.25%. Please see the section entitled "Fees and Expenses". Performance for Class K shares, net of any shareholder servicing fee, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of the shareholder servicing fee, performance of Class K shares will be less than that of Class Y shares.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington Global Financial Services
Fund Class Y

Total Return (%)
(per calendar year)



1999    4.52

2000   14.47

Year-to-date through September 30, 2001: (20.74)%

                         Best Quarter:  Q3 2000   9.40%
                         Worst Quarter: Q3 1999 (2.52)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                           Since
                                         Inception
                                 1 Year  (6/24/98)
                                   %         %
---------------------------------------------------
Class Y.........................  14.47    7.68
MSCI World Index/(1)/........... (12.92)   6.32
MSCI World Financials Index/(1)/  11.00    7.07

--------------------------------------------------------------------------------
(1)The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index used to measure common stock price movement in developed countries.
   The MSCI World Financials Index (formerly the MSCI World Finance Index) is an unmanaged index which follows four sub-sectors (Insurance, Financial Services, Real Estate and Banking) of the MSCI World Index. The index returns from inception for Class Y shares are from July 1, 1998.

 Fees and Expenses--Framlington Global Financial Services Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 1.65%
                                                                                              -----
 Total Other Expenses........................................................................ 1.90%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 2.65%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $268   $823   $1,405   $2,983

FRAMLINGTON HEALTHCARE FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Currently, most of these companies are located in the United States.

The Fund will invest in:

 .  pharmaceutical producers;

 .  biotechnology firms;

 .  medical device and instrument manufacturers;

 .  distributors of healthcare products;

 .  healthcare providers and managers; and

 .  other healthcare service companies.

Under normal market conditions, the Fund will invest at least 80% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies by analyzing a number of factors, including the growth prospects of a healthcare company relative to the price of its stock and companies that are at the leading edge of new developments in the healthcare industry.

The Fund's investments may include foreign securities of companies located in countries with mature markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies that are principally engaged in the healthcare industry and companies providing services primarily within the healthcare industry. Healthcare is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington Healthcare Fund Class K

Total Return (%)
(per calendar year)



1998    1.09
1999   38.57

2000   86.62

Year-to-date through September 30, 2001: (35.47)%

                        Best Quarter:  Q1 2000   47.49%
                        Worst Quarter: Q3 1998 (17.19)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                           Since
                                                         Inception
                                                 1 Year  (4/1/97)
                                                   %         %
              -----------------------------------------------------
              Class K...........................  86.62    36.52
              MSCI World Index(1)............... (12.92)   12.91
              Russell 2000 Healthcare Index/(1)/  46.35    22.63
              S&P Healthcare Index..............  35.95    27.22

--------------------------------------------------------------------------------
(1)Morgan Stanley Capital International (MSCI) World Index is an unmanaged index used to measure common stock price movement in developed countries.
   The Russell 2000 Healthcare Index is an unmanaged index which follows the healthcare sectors of the Russell 2000 Index. The S&P Healthcare Index is a capitalization-weighted index of all the S&P 500 stocks that are involved in the business of healthcare related products or services. The Fund has changed its primary market index from the S&P Healthcare Index to the MSCI World Index to provide a comparison to a broad-based market index. The index returns from inception for Class K shares are from April 1, 1997.

 Fees and Expenses--Framlington Healthcare Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................ None
Maximum Deferred Sales Charge (Load)............................ None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..... None
Redemption Fees................................................. None
Exchange Fees................................................... None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees................................................. 0.87%
Other Expenses
  Shareholder Servicing Fees.................................... 0.25%
  Other Operating Expenses...................................... 0.43%
                                                                 -----
  Total Other Expenses.......................................... 0.68%
                                                                 -----
Total Annual Fund Operating Expenses............................ 1.55%
                                                                 =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $158   $490    $845    $1,845

FRAMLINGTON INTERNATIONAL GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of issuers located in at least three foreign countries.

The sub-advisor will choose companies that demonstrate:

 .  above-average profitability;

 .  high quality management; and/or

 . the ability to grow faster than the average company within its country or sector.

The sub-advisor selects companies using a "bottom-up approach," that analyzes the performance of individual companies before considering the impact of economic trends. The sub-advisor generally selects stocks of companies that the advisor believes can grow their earnings faster than the market.

The sub-advisor makes asset allocation decisions within established guidelines based on the weightings of the Fund's benchmark (the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index). These decisions take into account such factors as economic and monetary conditions, as well as valuations, relative to the domestic market.

The Fund may invest in companies domiciled in countries with developed or emerging markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington International Growth Fund
Class K

Total Return (%)
(per calendar year)



1998    15.33
1999    45.20

2000   (18.47)

Year-to-date through September 30, 2001: (31.10)%

Best Quarter:  Q4 1999   26.04%
Worst Quarter: Q3 1998 (17.53)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                               Since
                             Inception
                     1  Year (1/10/97)
                        %        %
---------------------------------------
Class K............. (18.47)   9.06
MSCI EAFE Index/(1)/ (13.95)   7.69

--------------------------------------------------------------------------------
(1)Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East. The index return from inception for Class K shares are from January 1, 1997.

 Fees and Expenses--Framlington International Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................ None
Maximum Deferred Sales Charge (Load)............................ None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..... None
Redemption Fees................................................. None
Exchange Fees................................................... None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees................................................. 1.00%
Other Expenses
  Shareholder Servicing Fees.................................... 0.25%
  Other Operating Expenses...................................... 0.56%/(1)/
                                                                 -----
  Total Other Expenses.......................................... 0.81%
                                                                 -----
Total Annual Fund Operating Expenses............................ 1.81%/(1)/
                                                                 =====

--------------------------------------------------------------------------------
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the expected expense reimbursement, other operating expenses and total annual fund operating expenses based on the prior fiscal year would have been 0.44% and 1.69%, respectively. The advisor may eliminate all or a part of the expense reimbursement at any time.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $184   $569    $980    $2,127

 INCOME FUNDS


BOND FUND


 Goal

The Fund's primary goal is to provide a high level of current income. Its secondary goal is capital appreciation.


 Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities. These may include:

 . U.S. Government securities and repurchase agreements collateralized by such securities;

 .  obligations of state, local and foreign governments;

 .  obligations of domestic and foreign banks;

 .  obligations of domestic and foreign corporations;

 .  zero coupon bonds, debentures and convertible debentures;

 .  mortgage and other asset-backed securities; and

 .  stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issuers. The advisor invests in all bond market sectors and actively trades the portfolio across issuers and sectors.

The Fund's dollar-weighted average maturity will generally range between six and fifteen years.

The Fund will generally purchase only fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities, including "junk" bonds.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Bond Fund Class K

Total Return (%)
(per calendar year)



1993   11.17
1994   (4.34)
1995   17.47
1996    2.47
1997    8.58
1998    8.53
1999   (3.09)

2000   10.01

Year-to-date through September 30, 2001: 5.00%

                         Best Quarter:  Q2 1995   5.70%
                         Worst Quarter: Q1 1994 (3.35)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                             Since
                                                           Inception
                                            1 Year 5 Years (11/23/92)
                                              %       %        %
           -----------------------------------------------------------
           Class K......................... 10.01   5.18      6.16
           Lehman Aggregate Bond Index/(1)/ 11.63   6.46      7.19
           Lehman Gov't/Credit Index/(1)/.. 11.85   6.24      7.23
           Lehman Blended Index/(1)/....... 10.51   6.14      7.29

--------------------------------------------------------------------------------
(1)The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Government/Credit
   Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or an agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Credit
   Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Lehman Blended Index is 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Government/Credit Index. The Fund has changed its primary market index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index which better represents the market in which the Fund invests. The index returns from inception for Class K shares are from December 1, 1992.

 Fees and Expenses--Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses
   Shareholder Servicing Fees................................................................ 0.25%
   Other Operating Expenses.................................................................. 0.23%
                                                                                              -----
   Total Other Expenses...................................................................... 0.48%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.98%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $100   $312    $542    $1,201

INTERMEDIATE BOND FUND


 Goal

The Fund's goal is to provide a competitive rate of return which, over time, exceeds the rate of inflation and the return provided by money market instruments.


 Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities. These may include:

 . U.S. Government securities and repurchase agreements collateralized by such securities;

 .  obligations of state, local and foreign governments;

 .  obligations of domestic and foreign banks;

 .  obligations of domestic and foreign corporations;

 .  zero coupon bonds, debentures and convertible debentures;

 .  mortgage and other asset-backed securities; and

 .  stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issues.

The Fund's dollar-weighted average maturity will generally range between three and ten years.

The Fund will generally purchase only fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities including "junk" bonds.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-backed securities, such as collaterized mortgage obligations, may be more volatile and less liquid than other types.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets, are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Intermediate Bond Fund Class K

Total Return (%)
(per calendar year)



1993    8.05
1994   (3.31)
1995   13.76
1996    2.88
1997    6.94
1998    6.96
1999   (0.04)

2000    8.85

Year-to-date through September 30, 2001: 7.53%

Best Quarter:  Q2 1995   4.50%
Worst Quarter: Q1 1994 (2.64)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                     Since
                                                   Inception
                                    1 Year 5 Years (11/20/92)
                                      %       %        %
--------------------------------------------------------------
Class K............................  8.85   5.07      5.40
Lehman Int. Gov't/Credit Index/(1)/ 10.11   6.11      6.59

--------------------------------------------------------------------------------
(1)The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government with a maturity between one and ten years and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collaterized mortgage obligations. The index return from inception for Class K shares is from December 1, 1992.

 Fees and Expenses--Intermediate Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses
   Shareholder Servicing Fees................................................................ 0.25%
   Other Operating Expenses.................................................................. 0.21%
                                                                                              -----
   Total Other Expenses...................................................................... 0.46%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.96%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $98    $306    $531    $1,178

INTERNATIONAL BOND FUND


 Goal

The Fund's goal is to realize a competitive total return through a combination of current income and capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities of foreign issuers. These may include:

 . obligations issued by foreign governments, their agencies, instrumentalities or political subdivisions;

 . obligations issued or guaranteed by supranational organizations (such as the World Bank);

 .  obligations of foreign banks or bank holding companies; and

 .  obligations of foreign corporations.

The Fund will invest in the securities of issuers in at least three foreign countries.

The Fund's strategy focuses on analysis of bond yield relationships and specifically focuses on making allocation decisions based on yield relationships between countries, pricing inefficiencies in the marketplace and yield curve analysis.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities including ''junk'' bonds. The portfolio's dollar-weighted average maturity will generally range between three and fifteen years.

The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Foreign Securities Risk. The Fund's investments in foreign securities involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

International Bond Fund Class K

Total Return (%)
(per calendar year)



1998   17.36
1999   (5.69)

2000   (3.85)

Year-to-date through September 30, 2001: 0.09%

Best Quarter:  Q3 1998   9.45%
Worst Quarter: Q1 1999 (4.84)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                            Since
                                          Inception
                                   1 Year (3/25/97)
                                     %        %
----------------------------------------------------
Class K........................... (3.85)   1.96
Salomon Non-U.S.$ World Index/(1)/ (2.63)   2.73

--------------------------------------------------------------------------------
(1)The Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, Dm 30 billion and (Yen)2.5 trillion. The index return from inception for Class K shares is from April
   1, 1997.

 Fees and Expenses--International Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.35%
                                                                                              -----
 Total Other Expenses........................................................................ 0.60%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.10%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $112   $350    $606    $1,340

U.S. GOVERNMENT INCOME FUND


 Goal

The Fund's goal is to provide high current income.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in a broad range of U.S. Government securities. U.S. Government securities are high-quality securities, including mortgage-backed securities, issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and an analysis of such factors as interest rate relationships, the relative attractiveness of the government-related sectors of the market and the characteristics of individual issues.

The Fund's dollar-weighted average maturity generally will range between six and fifteen years.

The Fund may also invest in other fixed income securities that are rated AAA or better, or if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and /or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

U.S. Government Income Fund Class K

Total Return (%)
(per calendar year)



1995   17.20
1996    2.88
1997    8.72
1998    7.24
1999   (1.13)

2000   11.47

Year-to-date through September 30, 2001: 8.03%

                         Best Quarter:  Q2 1995 5.91%
                         Worst Quarter: Q1 1996 (2.04)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                Since
                                              Inception
                               1 Year 5 Years (7/5/94)
                                 %       %        %
--------------------------------------------------------
Class K.......................  11.47  5.74      6.96
Lehman Gov't Bond Index/(1)/..  13.23  6.49      7.84
Lehman Gov't/Credit Index/(1)/  11.85  6.24      7.78

--------------------------------------------------------------------------------
(1)The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible debt of the U.S.
   Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government. The Lehman Brothers
   Government/Credit Index is a weighted composite of (i) Lehman Brothers Government Bond Index, and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Fund has changed its primary market index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Government Bond Index which better represents the market in which the Fund invests. The index returns from inception for Class K shares are from July 1, 1994.

 Fees and Expenses--U.S. Government Income Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.22%
                                                                                              -----
 Total Operating Expenses.................................................................... 0.47%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.97%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $99    $309    $536    $1,190

 TAX-FREE FUNDS


MICHIGAN TAX-FREE BOND FUND
(Offered Only in the State of Michigan.)


 Goal

The Fund's goal is to provide as high a level of current interest income exempt from regular Federal income taxes and Michigan state income tax as is consistent with prudent investment management and preservation of capital.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of the Fund's net assets in debt securities issued by the State of Michigan and its political subdivisions. The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal conditions, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes and Michigan state income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.

The Fund will invest primarily in Michigan municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.

The Fund may also invest in taxable income securities that are rated Single A or better or, if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

 . State-Specific Risk. Because the Fund invests primarily in a portfolio of Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Michigan Tax-Free Fund Class K

Total Return (%)
(per calendar year)



1995   16.64
1996    3.03
1997    9.60
1998    5.54
1999   (4.21)

2000   12.38

Year-to-date through September 30, 2001: 5.08%

Best Quarter:  Q1 1995   6.78%
Worst Quarter: Q2 1999 (2.77)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                Since
                                              Inception
                               1 Year 5 Years (1/3/94)
                                 %       %        %
--------------------------------------------------------
Class K....................... 12.38   5.11     4.69
Lehman 20-Year Muni Index/(1)/ 15.23   6.32     6.19
Lehman 15-Year Muni Index/(1)/ 13.15   6.48     6.30
Lehman Blended Index/(1)/..... 13.05   6.27     6.11

--------------------------------------------------------------------------------
(1)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index. The Fund has changed its primary market index from the Lehman Brothers 20-year Municipal Bond Index to the Lehman Brothers 15-year Municipal Bond Index which better represents the market in which the Fund invests. The index returns from inception for Class K shares are from January 1, 1994.

 Fees and Expenses--Michigan Tax-Free Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.23%
                                                                                              -----
 Total Other Expenses........................................................................ 0.48%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.98%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $100   $312    $542    $1,201

TAX-FREE BOND FUND


 Goal

The Fund's goals are to provide as high a level of current interest income exempt from Federal income taxes and to generate as competitive a long-term rate of return as is consistent with prudent investment management and preservation of capital.


 Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in debt securities. The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal market conditions, at least 80% of its net assets in municipal obligations, the interest from which is exempt from regular Federal income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.

In selecting securities for the Fund, the advisor places a premium on value and diversifies the Fund's portfolio holdings across maturities, industries and geographic locations. The Fund may, however, invest more than 25% of its assets in municipal obligations issued by the state of Michigan and its political subdivisions.

The Fund invests primarily in intermediate-term and long-term municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.

The Fund may also invest in taxable fixed income securities that are rated Single A or better or, if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

 . State-Specific Risk. Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance


The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Tax-Free Bond Fund Class K

Total Return (%)
(per calendar year)



1995   15.89
1996    2.13
1997    9.84
1998    5.22
1999   (4.00)

2000   11.72

Year-to-date through September 30, 2001: 5.04%

                         Best Quarter:  Q1 1995   6.14%
                         Worst Quarter: Q2 1999 (2.89)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                         Since
                                                       Inception
                                        1 Year 5 Years (7/5/94)
                                          %       %        %
-----------------------------------------------------------------
Class K................................ 11.72   4.83     6.03
Lehman 20-Year Muni Index/(1)/......... 15.23   6.32     7.70
Lehman 15-Year Muni Index/(1)/......... 13.15   6.48     7.66
Lehman Blended Index/(1)/.............. 13.05   6.27     7.44

--------------------------------------------------------------------------------
(1)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index. The Fund has changed its primary market index from the Lehman Brothers 20-year Municipal Bond Index to the Lehman Brothers 15-year Municipal Bond Index which better represents the market in which the Fund invests. The index returns from inception for Class K shares are from July 1, 1994.

 Fees and Expenses--Tax-Free Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.26%
                                                                                              -----
 Total Other Expenses........................................................................ 0.51%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.01%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $103   $322    $558    $1,236

TAX-FREE SHORT-INTERMEDIATE BOND FUND


 Goal

The Fund's goals are to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments.


 Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 80% of its total assets in debt securities. The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal market conditions, at least 80% of its net assets in securities, the interest from which is exempt from regular Federal income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.

The Fund generally holds obligations with remaining maturities of five years or less but may invest in obligations with greater remaining maturities. The Fund's dollar-weighted average maturity will generally range between two and six years.

The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions.

The Fund may also invest in taxable fixed income securities that are rated Single A or better or, if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

 . State-Specific Risk. Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Tax-Free Short-Intermediate Bond Fund
Class K

Total Return (%)
(per caledar year)



1991    9.76
1992    6.80
1993    7.05
1994   (2.68)
1995   11.33
1996    3.02
1997    5.61
1998    4.69
1999   (0.10)

2000    6.37

Year-to-date through September 30, 2001: 5.69%

Best Quarter:  Q1 1995   4.61%
Worst Quarter: Q1 1994 (3.25)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                  Since
                                                                Inception
                                        1 Year 5 Years 10 Years (2/9/87)
                                          %       %       %         %
      --------------------------------------------------------------------
      Class K..........................  6.37   3.89     5.11     5.22
      Lehman Int. Short Muni Index/(1)/  7.67   4.88     6.33     6.12

--------------------------------------------------------------------------------
(1)The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and ten years. Prior to July 31, 1993 the Tax-Free Short-Intermediate Fund is compared to the Lehman Brothers 5-Year General Obligation Index, a performance benchmark for the short-term investment-grade tax-exempt bond market. The index return from inception for Class K shares is from February 1, 1987.

 Fees and Expenses--Tax-Free Short-Intermediate Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.25%
 Other Operating Expenses.................................................................... 0.22%
                                                                                              -----
 Total Other Expenses........................................................................ 0.47%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.97%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $99    $309    $536    $1,190

 MONEY MARKET FUNDS


CASH INVESTMENT FUND


 Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of U.S.
dollar-denominated money market instruments.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value.When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

                                    [CHART]

Cash Investment Fund Class K

Total Return (%)
(per calendar year)



1993    2.71
1994    3.64
1995    5.41
1996    4.84
1997    5.02
1998    5.03
1999    4.67

2000    5.88

Year-to-date through September 30, 2001: 3.15%

Best Quarter:  Q3 2000 1.52%
Worst Quarter: Q1 1994 0.65%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                         Since
                       Inception
        1 Year 5 Years (11/23/92)
          %       %        %
----------------------------------
Class K  5.88   5.10      4.63

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Cash Investment Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................ None
Maximum Deferred Sales Charge (Load)............................ None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..... None
Redemption Fees................................................. None
Exchange Fees................................................... None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees................................................. 0.35%
Other Expenses
  Shareholder Servicing Fees.................................... 0.15%
  Other Operating Expenses...................................... 0.21%
                                                                 -----
  Total Other Expenses.......................................... 0.36%
                                                                 -----
Total Annual Fund Operating Expenses............................ 0.71%
                                                                 =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $73    $227    $395     $883

TAX-FREE MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing substantially all of its assets in short-term, U.S. dollar-denominated municipal obligations, the interest on which is exempt from regular Federal income tax.

The Fund is also subject to a ''fundamental'' investment policy, which cannot be changed without shareholder approval, that requires it to invest under normal market conditions, at least 80% of its net assets in obligations, the interest from which is exempt from regular Federal income tax.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Tax-Free Money Market Fund Class K

Total Return (%)
(per calendar year)



1993    2.07
1994    2.21
1995    3.22
1996    2.85
1997    2.98
1998    2.83
1999    2.62

2000    3.46

Year-to-date through September 30, 2001: 1.80%

Best Quarter:  Q4 2000 0.91%
Worst Quarter: Q1 1994 0.41%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                     Since
                                   Inception
                    1 Year 5 Years (11/23/92)
                      %       %        %
----------------------------------------------
Class K............  3.46   2.95      2.78

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Tax-Free Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.35%
Other Expenses
 Shareholder Servicing Fees.................................................................. 0.15%
 Other Operating Expenses.................................................................... 0.21%
                                                                                              -----
 Total Other Expenses........................................................................ 0.36%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.71%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $73    $227    $395     $883

U.S. TREASURY MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing its assets solely in short-term bonds, bills and notes, issued by the U.S. Treasury (including "stripped" securities) and in repurchase agreements relating to such obligations.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risk:

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer- term bonds are generally more sensitive to interest rate changes than shorter- term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

U.S. Treasury Money Market Fund Class K

Total Return (%)
(per calendar year)

1993    2.60
1994    3.41
1995    5.18
1996    4.71
1997    4.82
1998    4.70
1999    4.25

2000    5.45

Year-to-date through September 30, 2001: 2.75%

Best Quarter:  Q4 2000 1.44%
Worst Quarter: Q1 1994 0.62%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                     Since
                                   Inception
                    1 Year 5 Years (11/25/92)
                      %       %        %
----------------------------------------------
Class K............  5.45   4.79      4.38

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--U.S. Treasury Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases................ None
Maximum Deferred Sales Charge (Load)............................ None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..... None
Redemption Fees................................................. None
Exchange Fees................................................... None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees................................................. 0.35%
Other Expenses
  Shareholder Servicing Fees.................................... 0.15%
  Other Operating Expenses...................................... 0.26%
                                                                 -----
  Total Other Expenses.......................................... 0.41%
                                                                 -----
Total Annual Fund Operating Expenses............................ 0.76%
                                                                 =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $78    $243    $422     $942

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------


This section further describes the Funds' principal investment strategies and risks that are summarized above in the section entitled ''Risk/Return Summary.'' The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The Glossary below explains certain terms used throughout this prospectus.


 Glossary

TYPES OF FUNDS


Equity Funds are the Balanced Fund, Bio(Tech)2 Fund, Digital Economy Fund, Future Technology Fund, Index 500 Fund, International Equity Fund, International NetNet Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, MidCap Select Fund, Multi-Season Growth Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small Company Growth Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington HealthCare Fund and Framlington International Growth Fund.


Income Funds are the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund.

Tax-Free Funds are the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund.

Money Market Funds are the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund.

TYPES OF SECURITIES

American Depositary Receipts (ADRs) are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets.

Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Fixed income or debt securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

Money market instruments are high-quality, short-term instruments including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

RATING AGENCIES

Moody's is Moody's Investor Services, Inc.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

S&P is Standard & Poor's Rating Services.


 Principal Investment Strategies and Risks

Foreign Securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency. Yankee bonds are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

   Investment Strategy. Bio(Tech)/2/ Fund, International Equity Fund, International NetNet Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington Healthcare Fund, Framlington International Growth Fund and International Bond Fund will invest all or a substantial portion of their total assets in foreign securities.

   Special Risks. Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

   Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

   Additional Risks. Additional risks are involved when investing in countries with emerging economies or securities markets. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and may have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

   A further risk of investing in foreign securities is the risk that a Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world markets and affect European markets in particular.

Investment Grade Credit Ratings. A security is considered investment grade if, at the time of purchase, it is rated:

 .  BBB or higher by S&P;
 .  Baa or higher by Moody's;
 .  BBB or higher by Duff & Phelps; or
 .  BBB or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

   Investment Strategy. Fixed income and convertible securities purchased by the Funds will generally be rated at least investment grade, except that the Funds may also invest in unrated securities if the advisor or sub-advisor believes they are comparable in quality.

   Special Risks. Although securities rated "BBB" by S&P, Duff & Phelps or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor or sub-advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. Government Securities. U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. These securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

Credit Quality of the Tax-Free Funds. The Tax-Free Funds focus on investing in long-term instruments that are rated "A" or better by Moody's or S&P or, if unrated, are of comparable quality. These Funds will invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

Derivatives. The Index 500 Fund invests in derivatives which are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts and options.

A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

   Investment Strategy. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes, to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends, or to minimize trading costs. The Fund will not use derivatives for speculative purposes. The Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

Special Risks. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Short-Term Trading. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights.

   Investment Strategy. Some Funds may engage in short-term trading of portfolio securities, including, in the case of the Equity Funds, initial public offerings, which may result in increasing the Funds' turnover rate.

   Special Risks. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund's performance.

Defensive Investing. Defensive investing occurs when a Fund invests all or any portion of its assets in short-term obligations as a temporary defensive measure in response to adverse market or economic conditions.

Investment Strategy. Each Fund (except the Index 500 Fund) may employ defensive investment techniques and investments on a temporary basis.

   Special Risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations The Index 500 Fund cannot take steps to reduce market exposure or to lessen the effects of a declining market.


 Other Investment Strategies and Risks

Asset-Backed Securities. Asset-backed securities are debt securities backed by mortgages, installment sales contract and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

   Investment Strategy. All Income Funds, Balanced Fund, Framlington Global Financial Services Fund, and Cash Investment Fund may invest a portion of their assets in asset-backed securities.

   Special Risks. In addition to credit and stock market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

Borrowing and Reverse Repurchase Agreements. Money may be borrowed from banks and reverse repurchase agreements may be entered into with banks and other financial institutions for emergency purposes and redemptions. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

   Investment Strategy. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.

   Special Risks. Borrowings and reverse repurchase agreements by a Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Derivatives. "Derivative" instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts.

A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

   Investment Strategy. All Funds (except the U.S. Treasury Money Market Fund) may use derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Funds may, but are not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Funds will not use derivatives for speculative purposes.

   A Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

   Forward currency exchange contracts may be used for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the advisor or sub-advisor, and no Fund is required to hedge its foreign currency positions.

   The Equity Funds, the Income Funds, Tax-Free Bond Fund and Michigan Tax-Free Bond Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging purposes. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.

   Special Risks. The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
   (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Guaranteed Investment Contracts. Guaranteed investment contracts are agreements by a Fund to make payments to an insurance company's general account in exchange for a minimum level of interest based on an index.

   Investment Strategy. The Income Funds, Cash Investment Fund and Money Market Fund may invest in guaranteed investment contracts.

   Special Risks. Guaranteed investment contracts are considered illiquid investments and are acquired subject to a Fund's limitation on illiquid investments.

Lower-Rated Debt Securities. These securities, also known as "junk bonds," are rated BB or lower by S&P or the equivalent rating by another rating agency. Junk bonds have speculative elements or are predominantly speculative credit risks; therefore, credit risk is particularly significant. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities.

Municipal Obligations. Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

   Investment Strategy. The Tax-Free Funds and Tax-Free Money Market Fund will normally invest at least 80% of their net assets in municipal obligations.

   Special Risks. Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the Federal alternative minimum tax
   (AMT). Although Tax-Free Money Market Fund may invest more than 25% of its net assets in municipal revenue obligations, it does not intend to do so on a regular basis. If it does, it will be riskier than a fund which does not concentrate to such an extent on similar projects.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

   Investment Strategy. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of a Fund's total assets (including the loan collateral).

   Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Stripped Securities. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

   Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Fund's total returns.

Temporary Investments. Short-term obligations refer to U.S. Government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.

   Investment Strategy. Each Fund may invest a portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Tax-Free Funds and Tax-Free Money Market Fund may hold uninvested cash if, in the advisor's opinion, suitable tax-exempt securities are not available. Each Tax-Free Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

   Special Risks. A Fund may not achieve its investment objective when its asset are invested in short-term obligations.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

   Special Risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of ''when-issued'' securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

   Special Risks. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

   Special Risks. The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


 Disclaimers

The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P Index or any data included therein.

YOUR INVESTMENT
--------------------------------------------------------------------------------

This section describes how to do business with the Funds.


 How to Reach the Funds

By telephone:  1-800-438-5789
            Call for shareholder services.

By mail:
            The Munder Funds
            c/o PFPC Inc.
            P.O. Box 9701
            Providence, RI 02940

By overnight
delivery:
            The Munder Funds
            c/o PFPC Inc.
            4400 Computer Drive
            Westborough, MA 01581


 Purchasing Shares

Who May Purchase Shares
Customers (and their immediate family members) of banks and other financial institutions that have entered into agreements with us to provide shareholder services for customers may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Each Fund also issues other classes of shares, which have different sales charges, expense levels and performance. Call (800) 438-5789 to obtain more information concerning the Funds' other classes of shares.

Purchase Price of Shares
Class K shares of the Funds are sold at the net asset value (NAV) next determined after a purchase order is received in proper form.

Policies for Purchasing Shares
 . All share purchases are effected through a customer's account at a financial institution. Confirmations of share purchases will be sent to the financial institution involved.

 . Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers.

 . Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Method for Purchasing Shares
You may purchase shares through selected banks or other financial institutions.


 Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form.

Policies for Redeeming Shares
 . Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

 . If we receive a redemption order for a Fund (other than a Money Market Fund) before 4:00 p.m. (Eastern time), we will normally wire payment to the redeeming institution on the next business day. If we receive a redemption order for a Money Market Fund before 12:00 noon (Eastern time), we will normally wire payment to the redeeming institution on the same business day. If an order for a Money Market Fund is received between 12:00 noon and 4:00 p.m. (Eastern time), payment is normally wired the next business day.

Methods for Redeeming Shares
 . You may redeem shares of all Funds through your bank or other financial institution.

 . You may redeem a portion of your shares of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds through the free checkwriting privilege.

 Additional Policies for Purchases and Redemptions

 . We consider purchase or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

 .  If your purchase order and payment for the Cash Investment Fund and U.S.
   Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. If your redemption order is received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If your purchase order and payment for the Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. If your redemption order is received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

 . The Funds reserve the right to reject any purchase order, including exchanges from other Munder Funds.

 . At any time, the Funds may change any of their purchase or redemption practices, and may suspend the sale of their shares.

 . The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 .  To limit the Funds' expenses, we no longer issue share certificates.

 .  A Fund may temporarily stop redeeming shares if:

  .  the NYSE is closed;

  .  trading on the NYSE is restricted;

  . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets;

  .  the SEC orders the Fund to suspend redemptions.

 . If accepted by a Fund, investors may purchase shares of the Fund (other than the Real Estate Equity Investment Fund) with securities that the Fund may hold. The advisor will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

 . The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Funds' transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.

 . Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.


 Shareholder Privileges

Free Checkwriting. Free checkwriting is available to holders of Class K shares of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to the Funds' transfer agent. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' notice to you.

 Service Agents

The Funds have adopted a Distribution and Service Plan for all classes of shares. With respect to Class K shares, each Fund may pay fees for services provided to shareholders. Under the Plan, the Funds may pay up to 0.25% of the daily net assets of Class K shares for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services.

Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.


 Other Information

The Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payments or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. NAV for Class K shares is calculated by
(1) taking the current value of a Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund (other than the Money Market Funds) is generally based on the current market value of the securities held in the Fund.

The Money Market Funds' assets may be priced and these Funds may be open for business on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m., Eastern time, on any day the money markets are open but the NYSE is closed will be effected at the net asset value per share of the applicable class of shares of the Money Market Fund determined as of 4:00 p.m., Eastern time, on that date. To the extent that other Munder Funds are not open for business, no shareholder exchange activity will be permitted with such other Funds on such days.

If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Boards of Directors/Trustees of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Boards of Directors/Trustees for the Funds to fair value each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Boards of Directors/Trustees of the Funds at the regularly scheduled quarterly meeting of the Boards.

In determining each Money Market Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight line basis over the remaining life of the instrument.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Directors/Trustees determine that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61/st/ day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Boards of Directors/Trustees. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
--------------------------------------------------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

BALANCED FUND, LARGE-CAP VALUE FUND, SMALL COMPANY GROWTH FUND, INDEX 500 FUND AND INTERNATIONAL BOND FUND

These Funds pay dividends, if any, quarterly.


BIO(TECH)/2/ FUND, DIGITAL ECONOMY FUND, FUTURE TECHNOLOGY FUND, FRAMLINGTON EMERGING MARKETS FUND, FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND, FRAMLINGTON HEALTHCARE FUND, FRAMLINGTON INTERNATIONAL GROWTH FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL NETNET FUND, LARGE-CAP GROWTH FUND, MICRO-CAP EQUITY FUND, MIDCAP SELECT FUND, MULTI-SEASON GROWTH FUND, POWER PLUS FUND AND SMALL-CAP VALUE FUND/ /


These Funds pay dividends, if any, at least annually.

BOND FUND, INTERMEDIATE BOND FUND, U.S. GOVERNMENT INCOME FUND, MICHIGAN TAX-FREE BOND FUND, TAX-FREE BOND FUND, TAX-FREE SHORT-INTERMEDIATE BOND FUND AND REAL ESTATE EQUITY INVESTMENT FUND

These Funds pay dividends, if any, monthly.

CASH INVESTMENT FUND, TAX-FREE MONEY MARKET FUND AND U.S. TREASURY MONEY MARKET FUND

Dividend distributions are declared daily and paid monthly.

ALL FUNDS

All Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale of the shares.

Each Fund will pay distributions in additional shares of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.


 Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Tax-Free Funds and Tax-Free Money Market Fund expect that a portion of their dividend distributions will be exempt from federal income tax. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

 Taxes on Sales

If you sell shares of a Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.


 Other Considerations

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT
--------------------------------------------------------------------------------



 Investment Advisor and Sub-Advisor

Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of each Fund. World Asset Management ("World"), a division of MCM, 255 East Brown Street, Birmingham, Michigan 48009, is responsible for managing the Index 500 Fund and the International Equity Fund. As of June 30, 2001, MCM and World (a wholly-owned subsidiary as of that date) had approximately $37.8 billion in assets under management, of which $23.1 billion were invested in equity securities, $7.1 billion were invested in money market or other short-term instruments, $5.9 billion were invested in other fixed income securities and $1.7 billion were invested in balanced investments.

Framlington Overseas Investment Management Limited ("Framlington"), an affiliate of MCM, is the sub-advisor of the Framlington Funds, the Bio(Tech)2 Fund and the International NetNet Fund.

The advisor provides overall investment management for the Funds. Except for the Framlington Funds, the Bio(Tech)2 Fund and International NetNet Fund, the advisor provides all research and credit analysis and is responsible for all purchases and sales of portfolio securities.

Framlington provides research and credit analysis for each of the Framlington Funds and the Bio(Tech)/2/ Fund and is responsible for making all purchases and sales of portfolio securities for the Bio(Tech)/2/ Fund and for each of the Framlington Funds, other than the Framlington Global Financial Services Fund.

Framlington provides foreign research and credit analysis for the Framlington Global Financial Services Fund and the International NetNet Fund and is responsible for making all purchases and sales of foreign portfolio securities. Framlington is responsible for the allocation of the Framlington Global Financial Services Fund's assets among countries. To the extent the Funds invest in domestic securities, MCM provides research and credit analysis and is responsible for making all purchases and sales of domestic portfolio securities.

During the fiscal year ended June 30, 2001, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:


                  Balaned Fund......................... 0.65%
                  Bio(Tech)/2/ Fund.................... 1.25%
                  Digital Economy Fund................. 0.75%
                  Future Technology Fund............... 1.00%
                  Index 500 Fund....................... 0.10%
                  International Equity Fund............ 0.75%
                  International NetNet Fund............ 1.25%
                  Large-Cap Growth Fund................ 0.75%
                  Large-Cap Value Fund................. 0.75%
                  Micro-Cap Equity Fund................ 1.00%
                  MidCap Select Fund................... 0.75%
                  Multi-Season Growth Fund............. 0.75%
                  Power Plus Fund...................... 0.75%
                  Real Estate Equity Investment Fund... 0.74%
                  Small-Cap Value Fund................. 0.75%
                  Small Company Growth Fund............ 0.75%
                  Framlington Emerging Markets Fund.... 1.25%
                  Framlington Global Financial Services
                    Fund............................... 0.75%
                  Framlington Healthcare Fund.......... 0.87%
                  Framlington International Growth Fund 1.00%
                  Bond Fund............................ 0.50%
                  Intermediate Bond Fund............... 0.50%
                  International Bond Fund.............. 0.50%
                  U.S. Government Income Fund.......... 0.50%
                  Michigan Tax-Free Bond Fund.......... 0.50%
                  Tax-Free Bond Fund................... 0.50%
                  Tax-Free Short-Intermediate Bond Fund 0.50%
                  Cash Investment Fund................. 0.35%
                  Tax-Free Money Market Fund........... 0.35%
                  U.S. Treasury Money Market Fund...... 0.35%

Performance Information. The tables below contain performance information for certain Funds created through the conversion of a common or collective trust fund that had investment objectives and policies which were materially similar to those of the Funds into which they were converted. Immediately before and after the conversion, the same person managed both the common or collective trust fund and the Fund into which they were converted.

The table for each Fund:

 . includes the average annual total returns of the common or collective trust fund prior to the conversion and the average annual total returns of the corresponding Fund after the conversion linked together;

 .  assumes that net investment income and dividends have been reinvested;

 . assumes that the common or collective trust fund paid the same levels of fees and expenses as the Fund into which they were converted currently pays although the actual expenses of those common and collective Funds may have been lower;

 . does not reflect any potential negative impact on the common and collective trust funds' performance if they had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue
   Code) as the Fund into which they were converted; and

 .  indicates past performance only and does not predict future results.

                                           Munder Small Russell
                                             Company     2000
                                           Growth Fund  Growth
                Period Ended                (Class K)*  Index**
                June 30, 2001                   %          %
                -------------              ------------ -------
                1 Year....................    (21.43)   (23.35)
                5 Years...................      2.39      4.76
                10 Years..................     10.95     10.22
                Since Inception (12/31/82)     11.39      8.96

--------------------------------------
 * Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund. From December 1, 1991 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
 **Russell 2000 Growth Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth rates.

                                                         FTSE
                                            Munder     Actuaries
                                         International   World
                                          Equity Fund    Index
               Period Ended               (Class K)*   ex-U.S.**
               June 30, 2001                   %           %
               -------------             ------------- ---------
               1 Year...................    (26.51)     (21.98)
               5 Years..................      4.39        3.16
               10 Years.................      7.16        6.44
               Since Inception (9/30/90)      7.67        5.77

--------------------------------------
 * Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund. From December 1, 1991 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
 **FTSE World Index ex-U.S. performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

                            Munder
                          Index 500    S&P
                             Fund      500
Period Ended              (Class K)* Index**
June 30, 2001                 %         %
-------------             ---------- -------
1 Year...................   (15.36)  (14.83)
5 Years..................    13.77    14.47
10 Years.................    14.44    15.10
Since Inception (1/27/88)    14.39    15.17

--------------------------------------
 * Converted from collective trust fund to mutual fund on December 7, 1992. All performance after that conversion is that of the Fund. From December 7, 1992 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
 **S&P 500 Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The S&P 500 is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

                                     Lehman
                           Munder   Brothers
                          Bond Fund Aggregate
                           (Class     Bond
Period Ended                 K)*     Index**
June 30, 2001                 %         %
-------------             --------- ---------
1 Year...................   9.79      11.23
5 Years..................   6.24       7.48
10 Years.................   6.63       7.87
Since Inception (2/29/60)   6.22        N/A

--------------------------------------
 * Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund. From December 1, 1991 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
 **Lehman Brothers Aggregate Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher.

                            Munder
                             U.S.      Lehman
                          Government  Brothers
                            Income   Government
                             Fund       Bond
Period Ended              (Class K)*  Index**
June 30, 2001                 %          %
-------------             ---------- ----------
1 Year...................   10.74      10.34
5 Years..................    6.70       7.36
10 Years.................    7.12       7.79
Since Inception (11/1/62)    6.90        N/A

--------------------------------------
 * Converted from collective trust fund to mutual fund on July 5, 1994. All performance after that conversion is that of the Fund.
 **Lehman Brothers Government Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible securities of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

                                Lehman
                   Munder      Brothers
                Intermediate Intermediate
                 Bond Fund   Gov't/Credit
Period Ended     (Class K)*    Index**
June 30, 2001        %            %
-------------   ------------ ------------
1 Year.........     9.50        11.04
5 Years........     6.01         7.01
10 Years.......     6.23         7.33
Since Inception
  (9/30/82)....     7.80         9.10

--------------------------------------
 *Convertedfrom collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund. From November 20, 1992 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
 **Lehman Brothers Intermediate Government/Credit Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity between one and ten years and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.


                                            Munder
                                           Tax-Free   Lehman
                                           Bond Fund  15-Year
                                            (Class   Muni Bond
                 Period Ended                 K)*     Index**
                 June 30, 2001                 %         %
                 -------------             --------- ---------
                 1 Year...................   9.45      10.10
                 5 Years..................   5.66       7.13
                 10 Years.................   6.38       7.79
                 Since Inception (8/10/62)   5.90        N/A

--------------------------------------
 * Converted from common trust fund to mutual fund on July 21, 1994. All performance after that conversion is that of the Fund. From December 1, 1991 through November 23, 1992, performance is for Class Y shares of the Fund, a separate class of shares not subject to the Class K share shareholder servicing fee but invested in the same portfolio of securities.
 **Lehman 15-Year Municipal Bond Index performance shows total return in U.S.
   dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers 15-Year Municipal Bond Index is a performance benchmark for the long-term investment-grade tax-exempt bond market with maturities ranging from twelve to seventeen years.


 Portfolio Managers



BALANCED FUND, DIGITAL ECONOMY FUND, FUTURE TECHNOLOGY FUND, LARGE-CAP GROWTH FUND, LARGE-CAP VALUE FUND, MICRO-CAP EQUITY FUND, MIDCAP SELECT FUND, MULTI-SEASON GROWTH FUND, POWER PLUS FUND, REAL ESTATE EQUITY INVESTMENT FUND, SMALL-CAP VALUE FUND, SMALL COMPANY GROWTH FUND, BOND FUND, INTERMEDIATE BOND FUND, INTERNATIONAL BOND FUND, MICHIGAN TAX-FREE BOND FUND, TAX-FREE BOND FUND, TAX-FREE SHORT- INTERMEDIATE BOND FUND AND U.S. GOVERNMENT INCOME FUND


A team of professional portfolio managers employed by MCM makes investment decisions for the Funds.

INDEX 500 FUND AND INTERNATIONAL EQUITY FUND

A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Funds.

FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND AND INTERNATIONAL NETNET FUND

A team of professional portfolio managers employed by MCM and Framlington makes investment decisions for the Funds.

FRAMLINGTON EMERGING MARKETS FUND, FRAMLINGTON HEALTHCARE FUND, FRAMLINGTON INTERNATIONAL GROWTH FUND AND BIO(TECH)/2/ FUND

A team of professional portfolio managers employed by Framlington makes investment decisions for the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help shareholders understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Because the Class K shares of Large-Cap Growth Fund (formerly Focus Growth Fund) and Framlington Global Financial Services Fund had not yet commenced operations on June 30, 2001, financial highlights are not presented for the Fund. The information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.


                                                                                    Balanced Fund(a)
                                                                   --------------------------------------------------
                                                                    Year        Year       Year     Year       Year
                                                                    Ended      Ended      Ended     Ended     Ended
                                                                   6/30/01   6/30/00(c) 6/30/99(c) 6/30/98  6/30/97(c)
                                                                   -------   ---------- ---------- -------  ----------
Net asset value, beginning of period.............................. $ 12.14    $ 12.98    $ 13.49   $ 13.03    $12.37

                                                                   -------    -------    -------   -------    ------
Income from investment operations:
Net investment income.............................................    0.20       0.15       0.22      0.31      0.29
Net realized and unrealized gain/(loss) on investments............   (0.34)      2.39       1.02      1.64      1.30

                                                                   -------    -------    -------   -------    ------
Total from investment operations..................................   (0.14)      2.54       1.24      1.95      1.59

                                                                   -------    -------    -------   -------    ------
Less distributions:
Dividends from net investment income..............................   (0.18)     (0.15)     (0.23)    (0.32)    (0.27)
Distributions from net realized gains.............................   (1.35)     (3.23)     (1.52)    (1.17)    (0.66)
Distributions in excess of net realized gains.....................   (0.28)         -          -         -         -

                                                                   -------    -------    -------   -------    ------
Total distributions...............................................   (1.81)     (3.38)     (1.75)    (1.49)    (0.93)

                                                                   -------    -------    -------   -------    ------
Net asset value, end of period.................................... $ 10.19    $ 12.14    $ 12.98   $ 13.49    $13.03

                                                                   =======    =======    =======   =======    ======
Total return (b)..................................................   (1.81)%    27.01%     10.83%    15.86%    13.64%

                                                                   =======    =======    =======   =======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $17,713    $23,695    $27,206   $31,748    $6,588
Ratio of operating expenses to average net assets.................    1.31%      1.26%      1.22%     1.17%     1.22%
Ratio of net investment income to average net assets..............    1.80%      1.33%      1.78%     2.41%     2.30%
Portfolio turnover rate...........................................     165%       176%       116%       79%      125%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    1.31%      1.26%      1.22%     1.17%     1.22%

--------------------------------------------------------------------------------
(a)The Munder Balanced Fund Class K Shares commenced operations on April 16,
   1993.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                                                                              Bio(Tech)/2/
                                                                               Fund (a)
                                                                              -----------
                                                                                Period
                                                                                 Ended
                                                                              6/30/01(c)
                                                                              -----------
Net asset value, beginning of period.........................................   $ 10.00
                                                                                -------
Income from investment operations:
Net investment loss..........................................................     (0.12)
Net realized and unrealized loss on investments..............................     (2.36)
                                                                                -------
Total from investment operations.............................................     (2.48)
                                                                                -------
Net asset value, end of period...............................................   $  7.52
                                                                                =======
Total return(b)..............................................................    (24.80)%
                                                                                =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................   $    21
Ratio of operating expenses to average net assets............................      3.22%(d)
Ratio of net investment income to average net assets.........................     (2.75)%(d)
Portfolio turnover rate......................................................        26%
Ratio of operating expenses to average net assets without expenses reimbursed      3.22%(d)

--------------------------------------------------------------------------------
(a)The Munder Bio(Tech)/2/ Fund Class K Shares commenced operations on November 1, 2000.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average share method.
(d)Annualized.

                                                                               Digital
                                                                               Economy
                                                                               Fund (a)
                                                                              ----------
                                                                                Period
                                                                                Ended
                                                                              6/30/01(c)
                                                                              ----------
Net asset value, beginning of period.........................................  $ 10.00
                                                                               -------
Income from investment operations:
Net investment income........................................................    (0.10)
Net realized and unrealized loss on investments..............................    (2.09)
                                                                               -------
Total from investment operations.............................................    (2.19)
                                                                               -------
Net asset value, end of period...............................................  $  7.81
                                                                               =======
Total return(b)..............................................................   (21.90)%
                                                                               =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $     5
Ratio of operating expenses to average net assets............................     2.55%(d)
Ratio of net investment loss to average net assets...........................    (1.61)%(d)
Portfolio turnover rate......................................................       71%
Ratio of operating expenses to average net assets without expenses reimbursed     2.55%(d)

--------------------------------------------------------------------------------
(a)The Munder Digital Economy Fund Class K Shares commenced operations on September 18, 2000.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                 Future Technology
                                                                                      Fund (a)
                                                                              -------------------
                                                                                 Year     Period
                                                                                Ended      Ended
                                                                              6/30/01(c)  6/30/00
                                                                              ----------  -------
Net asset value, beginning of period.........................................   $ 18.10   $ 14.40
                                                                               --------   -------
Income from investment operations:
Net investment loss..........................................................     (0.14)    (0.01)
Net realized and unrealized gain/(loss) on investments.......................    (11.42)     3.71
                                                                               --------   -------
Total from investment operations.............................................    (11.56)     3.70
                                                                               --------   -------
Less distributions:
Net asset value, end of period...............................................   $  6.54   $ 18.10
                                                                               --------   -------
Total return (b).............................................................    (63.87)%   25.69%
                                                                               ========   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................   $ 9,400   $11,159
Ratio of operating expenses to average net assets............................      1.89%     1.60%(d)
Ratio of net investment loss to average net assets...........................     (1.37)%   (1.27)%(d)
Portfolio turnover rate......................................................       145%       53%
Ratio of operating expenses to average net assets without expenses reimbursed      1.95%     1.64%(d)

--------------------------------------------------------------------------------
(a)The Munder Future Technology Fund Class K Shares commenced operations on May 25, 2000.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                  Index 500 Fund (a)
                                                                   ------------------------------------------------
                                                                    Year       Year      Year      Year      Year
                                                                    Ended      Ended     Ended     Ended     Ended
                                                                   6/30/01    6/30/00   6/30/99   6/30/98   6/30/97
                                                                   --------   --------  --------  --------  -------
Net asset value, beginning of period.............................. $  30.69   $  29.29  $  24.44  $  20.94  $ 16.16
                                                                   --------   --------  --------  --------  -------
Income from investment operations:
Net investment income.............................................     0.18       0.21      0.22      0.28     0.31
Net realized and unrealized gain/(loss) on investments............    (4.85)      1.67      5.09      5.48     5.04
                                                                   --------   --------  --------  --------  -------
Total from investment operations..................................    (4.67)      1.88      5.31      5.76     5.35
                                                                   --------   --------  --------  --------  -------
Less distributions:
Dividends from net investment income..............................    (0.18)     (0.20)    (0.22)    (0.27)   (0.30)
Distributions from net realized gains.............................    (0.27)     (0.28)    (0.24)    (1.99)   (0.27)
Distributions in excess of net realized gains.....................    (0.01)        --        --        --       --
                                                                   --------   --------  --------  --------  -------
Total distributions...............................................    (0.46)     (0.48)    (0.46)    (2.26)   (0.57)
                                                                   --------   --------  --------  --------  -------
Net asset value, end of period.................................... $  25.56   $  30.69  $  29.29  $  24.44  $ 20.94
                                                                   ========   ========  ========  ========  =======
Total return (b)..................................................   (15.36)%     6.63%    21.99%    29.42%   33.79%
                                                                   ========   ========  ========  ========  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $267,827   $328,059  $272,450  $168,639  $61,254
Ratio of operating expenses to average net assets.................     0.61%      0.60%     0.55%     0.53%    0.54%
Ratio of net investment income to average net assets..............     0.66%      0.70%     0.96%     1.23%    1.76%
Portfolio turnover rate...........................................        9%         8%        6%        8%      11%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.61%      0.61%     0.60%     0.60%    0.64%

--------------------------------------------------------------------------------
(a)The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.
(b)Total return represents aggregate total return for the period indicated.

                                                                               International Equity Fund(a)
                                                                   ---------------------------------------------------
                                                                    Year        Year       Year     Year        Year
                                                                    Ended      Ended      Ended     Ended      Ended
                                                                   6/30/01   6/30/00(c) 6/30/99(c) 6/30/98   6/30/97(c)
                                                                   -------   ---------- ---------- --------  ----------
Net asset value, beginning of period.............................. $ 18.03    $  16.22   $  15.03  $  15.74   $  15.08
                                                                   -------    --------   --------  --------   --------
Income from investment operations:
Net investment income.............................................    0.09        0.25       0.16      0.16       0.14
Net realized and unrealized gain/(loss) on investments............   (4.65)       3.43       1.43      0.32       2.31
                                                                   -------    --------   --------  --------   --------
Total from investment operations..................................   (4.56)       3.68       1.59      0.48       2.45
                                                                   -------    --------   --------  --------   --------
Less distributions:
Dividends from net investment income..............................   (0.10)      (0.28)     (0.17)    (0.19)     (0.20)
Distributions from net realized gains.............................   (1.23)      (1.59)     (0.23)    (1.00)     (1.59)
                                                                   -------    --------   --------  --------   --------
Total distributions...............................................   (1.33)      (1.87)     (0.40)    (1.19)     (1.79)
                                                                   -------    --------   --------  --------   --------
Net asset value, end of period.................................... $ 12.14    $  18.03   $  16.22  $  15.03   $  15.74
                                                                   =======    ========   ========  ========   ========
Total return (b)..................................................  (26.51)%     23.51%     10.94%     4.24%     18.09%
                                                                   =======    ========   ========  ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $80,634    $118,766   $106,106  $105,916   $135,593
Ratio of operating expenses to average net assets.................    1.38%       1.30%      1.29%     1.25%      1.26%
Ratio of net investment income to average net assets..............    0.62%       1.44%      1.09%     1.03%      0.98%
Portfolio turnover rate...........................................      27%         18%        23%       41%        46%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    1.38%       1.30%      1.29%     1.25%      1.26%

--------------------------------------------------------------------------------
(a)The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                                                                                   International
                                                                                   NetNet Fund(a)
                                                                              -------------------
                                                                                 Year      Period
                                                                                Ended      Ended
                                                                              6/30/01(c) 6/30/00(c)
                                                                              ---------- ----------
Net asset value, beginning of period.........................................  $  8.88    $ 10.00
                                                                               -------    -------
Income from investment operations:
Net investment loss..........................................................    (0.11)     (0.01)
Net realized and unrealized loss on investments..............................    (5.42)     (1.11)
                                                                               -------    -------
Total from investment operations.............................................    (5.53)     (1.12)
                                                                               -------    -------
Net asset value, end of period...............................................  $  3.35    $  8.88
                                                                               =======    =======
Total return(b)..............................................................   (62.27)%   (11.20)%
                                                                               =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $ 8,322    $11,332
Ratio of operating expenses to average net assets............................     2.63%      2.08%(d)
Ratio of net investment loss to average net assets...........................    (1.98)%    (0.60)%(d)
Portfolio turnover rate......................................................      105%         6%
Ratio of operating expenses to average net assets without expenses reimbursed     2.63%      2.08%(d)

--------------------------------------------------------------------------------
(a)The Munder International NetNet Fund Class K Shares commenced operations on April 11, 2000.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                Large-Cap Value Fund (a)
                                                                   --------------------------------------------------
                                                                    Year       Year      Year      Year        Year
                                                                    Ended     Ended      Ended     Ended      Ended
                                                                   6/30/01  6/30/00(c)  6/30/99   6/30/98   6/30/97(c)
                                                                   -------  ----------  --------  --------  ----------
Net asset value, beginning of period.............................. $ 11.84   $  15.00   $  15.64  $  15.23   $  13.05
                                                                   -------   --------   --------  --------   --------
Income from investment operations:
Net investment income.............................................    0.08       0.18       0.21      0.28       0.32
Net realized and unrealized gain/(loss) on investments............    1.69      (2.59)      0.72      2.97       3.14
                                                                   -------   --------   --------  --------   --------
Total from investment operations..................................    1.77      (2.41)      0.93      3.25       3.46
                                                                   -------   --------   --------  --------   --------
Less distributions:
Dividends from net investment income..............................   (0.07)     (0.18)     (0.18)    (0.28)     (0.32)
Distributions from net realized gains.............................   (0.48)     (0.57)     (1.39)    (2.56)     (0.96)
                                                                   -------   --------   --------  --------   --------
Total distributions...............................................   (0.55)     (0.75)     (1.57)    (2.84)     (1.28)
                                                                   -------   --------   --------  --------   --------
Net asset value, end of period.................................... $ 13.06   $  11.84   $  15.00  $  15.64   $  15.23
                                                                   =======   ========   ========  ========   ========
Total return (b)..................................................   15.22%    (16.49)%     6.95%    23.00%     28.12%
                                                                   =======   ========   ========  ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $80,625   $110,257   $205,364  $216,387   $212,415
Ratio of operating expenses to average net assets.................    1.22%      1.23%      1.21%     1.19%      1.20%
Ratio of net investment income to average net assets..............    0.52%      1.37%      1.45%     1.78%      2.28%
Portfolio turnover rate...........................................      65%        91%        50%       73%        62%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    1.22%      1.23%      1.21%     1.19%      1.20%

--------------------------------------------------------------------------------
(a)The Munder Large-Cap Value Fund (formerly the Munder Equity Income Fund) Class K Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                                                                                   Micro-Cap Equity Fund(a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year       Year      Period
                                                                     Ended      Ended      Ended      Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............................   $28.75     $18.15     $17.00     $12.82     $10.12
                                                                     ------     ------     ------     ------     ------
Income from investment operation:
Net investment income.............................................    (0.31)     (0.31)     (0.18)     (0.17)     (0.05)
Net realized and unrealized gain/(loss) on investments............    (2.06)     10.91       1.63       4.99       2.75
                                                                     ------     ------     ------     ------     ------
Total from investment operations..................................    (2.37)     10.60       1.45       4.82       2.70
                                                                     ------     ------     ------     ------     ------
Less distributions:
Distributions from net realized gains.............................    (1.00)        --      (0.30)     (0.64)        --
Distributions from capital........................................    (0.01)        --         --         --         --
                                                                     ------     ------     ------     ------     ------
Total distributions...............................................    (1.01)        --      (0.30)     (0.64)        --
                                                                     ------     ------     ------     ------     ------
Net asset value, end of period....................................   $25.37     $28.75     $18.15     $17.00     $12.82
                                                                     ======     ======     ======     ======     ======
Total return (b)..................................................    (8.30)%    58.40%      9.04%     37.90%     26.68%
                                                                     ======     ======     ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................   $7,014     $6,393     $2,740     $3,050     $  199
Ratio of operating expenses to average net assets.................     1.65%      1.68%      1.53%      1.53%      1.50%(d)
Ratio of net investment loss to average net assets................    (1.28)%    (1.23)%    (1.21)%    (0.98)%    (0.88)%(d)
Portfolio turnover rate...........................................      142%       187%       184%       172%        68%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.65%      1.68%      1.64%      1.78%      7.90%(d)

--------------------------------------------------------------------------------
(a)The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                              Multi-Season Growth Fund(a)
                                                              ----------------------------------------------------------
                                                                 Year        Year      Year         Year          Year
                                                                Ended       Ended      Ended       Ended         Ended
                                                              6/30/01(c)  6/30/00(c)  6/30/99    6/30/98(c)    6/30/97(c)
                                                              ----------  ----------  --------   ----------    ----------
Net asset value, beginning of period.........................  $  20.63    $  22.04   $  21.42    $  18.00      $  14.83
                                                               --------    --------   --------    --------      --------
Income from investment operation:
Net investment income/(loss).................................     (0.05)      (0.03)     (0.02)       0.00(d)       0.04
Net realized and unrealized gain/(loss) on investments.......     (2.63)      (0.01)      2.22        4.35          3.89
                                                               --------    --------   --------    --------      --------
Total from investment operations.............................     (2.68)      (0.04)      2.20        4.35          3.93
                                                               --------    --------   --------    --------      --------
Less distributions:
Dividends from net investment income.........................        --          --         --       (0.01)        (0.01)
Distributions from net realized gains........................     (2.29)      (1.37)     (1.58)      (0.92)        (0.75)
                                                               --------    --------   --------    --------      --------
Total distributions..........................................     (2.29)      (1.37)     (1.58)      (0.93)        (0.76)
                                                               --------    --------   --------    --------      --------
Net asset value, end of period...............................  $  15.66    $  20.63   $  22.04    $  21.42      $  18.00
                                                               ========    ========   ========    ========      ========
Total return (b).............................................    (14.41)%      0.27%     11.40%      25.05%        27.55%
                                                               ========    ========   ========    ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................  $195,746    $280,339   $327,355    $275,378      $237,330
Ratio of operating expenses to average net assets............      1.21%       1.24%      1.22%       1.21%         1.25%
Ratio of net investment income/(loss) to average net assets..     (0.30)%     (0.14)%    (0.09)%      0.00%(d)      0.25%
Portfolio turnover rate......................................        38%         44%        53%         34%           33%
Ratio of operating expenses to average net assets without fee
 waivers.....................................................      1.42%       1.42%      1.39%       1.39%         1.50%

--------------------------------------------------------------------------------
(a)The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

                                                                               Power
                                                                               Plus
                                                                              Fund(a)
                                                                              -------
                                                                              Period
                                                                               Ended
                                                                              6/30/01
                                                                              -------
Net asset value, beginning of period......................................... $10.00
                                                                              ------
Income from investment operations:
Net investment income........................................................  (0.01)
Net realized and unrealized gain/(loss) on investments.......................  (0.13)
                                                                              ------
Total from investment operations.............................................  (0.14)
                                                                              ------
Net asset value, end of period............................................... $ 9.86
                                                                              ======
Total return(b)..............................................................  (1.40)%
                                                                              ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $   62
Ratio of operating expenses to average net assets............................   1.50%(c)
Ratio of net investment income to average net assets.........................   (.41)%(c)
Portfolio turnover rate......................................................     36%
Ratio of operating expenses to average net assets without expenses reimbursed   1.50%(c)

--------------------------------------------------------------------------------
(a)The Munder Power Plus Fund Class K Shares commenced operations on March 13, 2001.
(b)Total return represents aggregate total return for the period indicated.
(c)Annualized.

                                                                          Real Estate Equity Investment Fund(a)
                                                                   -----------------------------------------------
                                                                    Year      Year       Year       Year    Period
                                                                    Ended    Ended      Ended      Ended     Ended
                                                                   6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                                                   ------- ---------- ---------- ---------- -------
Net asset value, beginning of period.............................. $12.09    $12.78     $14.94     $14.40   $12.07
                                                                   ------    ------     ------     ------   ------
Income from investment operations:
Net investment income.............................................   0.43      0.56       0.58       0.69     0.40
Net realized and unrealized gain/(loss) on investments............   1.29     (0.57)     (1.64)      0.61     2.38
                                                                   ------    ------     ------     ------   ------
Total from investment operations..................................   1.72     (0.01)     (1.06)      1.30     2.78
                                                                   ------    ------     ------     ------   ------
Less distributions:
Dividends from net investment income..............................  (0.43)    (0.56)     (0.61)     (0.62)   (0.41)
Distributions in excess of net investment income..................     --        --         --         --    (0.01)
Distributions from net realized gains.............................     --        --      (0.39)     (0.14)      --
Distributions from capital........................................  (0.18)    (0.12)     (0.10)        --    (0.03)
                                                                   ------    ------     ------     ------   ------
Total distributions...............................................  (0.61)    (0.68)     (1.10)     (0.76)   (0.45)
                                                                   ------    ------     ------     ------   ------
Net asset value, end of period.................................... $13.20    $12.09     $12.78     $14.94   $14.40
                                                                   ======    ======     ======     ======   ======
Total return (b)..................................................  14.73%     0.55%     (6.66)%     8.92%   23.11%
                                                                   ======    ======     ======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $1,712    $1,234     $2,277     $2,145   $1,481
Ratio of operating expenses to average net assets.................   1.30%     1.33%      1.27%      1.28%    1.35%(d)
Ratio of net investment income to average net assets..............   4.83%     4.90%      4.50%      4.15%    3.80%(d)
Portfolio turnover rate...........................................     30%       15%        22%        15%      15%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................   1.30%     1.33%      1.27%      1.28%    1.38%(d)

--------------------------------------------------------------------------------
(a)The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                  Small-Cap Value Fund(a)
                                                                   -------------------------------------------------
                                                                    Year      Year       Year       Year      Period
                                                                    Ended    Ended      Ended      Ended      Ended
                                                                   6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   ------- ---------- ---------- ---------- ----------
Net asset value, beginning of period.............................. $12.17   $ 13.11    $ 14.25    $ 12.04    $ 10.08
                                                                   ------   -------    -------    -------    -------
Income from investment operations:
Net investment income.............................................   0.18      0.04       0.05       0.08       0.09
Net realized and unrealized gain/(loss) on investments............   4.17     (0.92)     (0.85)      2.83       1.91
                                                                   ------   -------    -------    -------    -------
Total from investment operations..................................   4.35     (0.88)     (0.80)      2.91       2.00
                                                                   ------   -------    -------    -------    -------
Less distributions:
Dividends from net investment income..............................  (0.12)    (0.06)     (0.06)     (0.06)     (0.04)
Distributions in excess of net investment income..................     --        --      (0.01)        --         --
Distributions from net realized capital gains.....................     --        --      (0.27)     (0.64)        --
                                                                   ------   -------    -------    -------    -------
Total distributions...............................................  (0.12)    (0.06)     (0.34)     (0.70)     (0.04)
                                                                   ------   -------    -------    -------    -------
Net asset value, end of period.................................... $16.40   $ 12.17    $ 13.11    $ 14.25    $ 12.04
                                                                   ======   =======    =======    =======    =======
Total return (b)..................................................  35.87%    (6.73)%    (5.33)%    24.53%     19.85%
                                                                   ======   =======    =======    =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $9,673   $15,571    $74,472    $84,699    $50,769
Ratio of operating expenses to average net assets.................   1.29%     1.31%      1.23%      1.27%      1.38%(d)
Ratio of net investment income to average net assets..............   0.92%     0.31%      0.45%      0.56%      1.93%(d)
Portfolio turnover rate...........................................    140%       76%        69%        53%        73%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................   1.29%     1.31%      1.23%      1.27%      1.51%(d)

--------------------------------------------------------------------------------
(a)The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                      Small Company Growth Fund(a)
                                                       --------------------------------------------------------
                                                          Year        Year       Year        Year        Year
                                                         Ended       Ended      Ended       Ended       Ended
                                                       6/30/01(c)  6/30/00(c) 6/30/99(c)  6/30/98(c)  6/30/97(c)
                                                       ----------  ---------- ----------  ----------  ----------
Net asset value, beginning of period..................  $  19.88    $ 16.54    $  19.96    $  21.62    $  21.08
                                                        --------    -------    --------    --------    --------
Income from investment operations:
Net investment loss...................................     (0.11)     (0.15)      (0.07)      (0.13)      (0.12)
Net realized and unrealized gain/(loss) on investments     (4.05)      3.49       (2.14)       2.58        3.65
                                                        --------    -------    --------    --------    --------
Total from investment operations......................     (4.16)      3.34       (2.21)       2.45        3.53
                                                        --------    -------    --------    --------    --------
Less distributions:
Distributions from net realized capital gains.........     (0.44)        --       (1.21)      (4.11)      (2.99)
Distributions in excess of net realized gains.........     (0.42)        --          --          --          --
Distributions from capital............................     (0.11)        --          --          --          --
                                                        --------    -------    --------    --------    --------
Total distributions...................................     (0.97)        --       (1.21)      (4.11)      (2.99)
                                                        --------    -------    --------    --------    --------
Net asset value, end of period........................  $  14.75    $ 19.88    $  16.54    $  19.96    $  21.62
                                                        ========    =======    ========    ========    ========
Total return (b)......................................    (21.43)%    20.33%     (10.92)%     12.36%      18.93%
                                                        ========    =======    ========    ========    ========
Ratio to average net assets/supplemental data:
Net assets, end of period (000's).....................  $ 25,378    $55,092    $123,341    $159,837    $152,766
Ratio of operating expenses to average net assets.....      1.28%      1.26%       1.22%       1.20%       1.22%
Ratio of net investment loss to average net assets....     (0.69)%    (0.89)%     (0.44)%     (0.57)%     (0.62)%
Portfolio turnover rate...............................       162%       158%        108%        123%         98%
Ratio of operating expenses to average net assets
 without expenses reimbursed..........................      1.28%      1.26%       1.22%       1.20%       1.22%

--------------------------------------------------------------------------------
(a)The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                                                                    Framlington Emerging Markets Fund(a)
                                                          ----------------------------------------------------
                                                           Year        Year        Year       Year      Period
                                                           Ended      Ended       Ended      Ended      Ended
                                                          6/30/01   6/30/00(c)  6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                          -------   ----------  ---------- ---------- ----------
Net asset value, beginning of period..................... $ 12.62    $ 11.60     $  8.99    $ 12.92     $10.06
                                                          -------    -------     -------    -------     ------
Income from investment operations:
Net investment income/(loss).............................   (0.06)      0.00(e)     0.03       0.10       0.05
Net realized and unrealized gain/(loss) on investments...   (3.99)      1.02        2.58      (3.72)      2.84
                                                          -------    -------     -------    -------     ------
Total from investment operations.........................   (4.05)      1.02        2.61      (3.62)      2.89
                                                          -------    -------     -------    -------     ------
Less distributions:
Dividends from net investment income.....................   (0.04)        --          --      (0.04)     (0.03)
Distributions from net realized gains....................      --         --          --      (0.05)        --
Distributions in excess of net realized gains............      --         --          --      (0.22)        --
                                                          -------    -------     -------    -------     ------
Total distributions......................................   (0.04)        --          --      (0.31)     (0.03)
                                                          -------    -------     -------    -------     ------
Net asset value, end of period........................... $  8.53    $ 12.62     $ 11.60    $  8.99     $12.92
                                                          =======    =======     =======    =======     ======
Total return (b).........................................  (32.17)%     8.79%      29.03%    (28.34)%    28.69%
                                                          =======    =======     =======    =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..................... $26,696    $41,167     $36,438    $31,790     $4,419
Ratio of operating expenses to average net assets........    2.02%      1.98%       1.85%      1.89%      1.79%(d)
Ratio of net investment income to average net assets.....   (0.54)%    (0.02)%      0.39%      0.93%      1.14%(d)
Portfolio turnover rate..................................     223%       177%        159%        94%        46%
Ratio of operating expenses to average net assets without
 expenses reimbursed.....................................    2.08%      2.14%       2.12%      2.14%      5.43%(d)

--------------------------------------------------------------------------------
(a)The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.
(e)Amount represents less than $0.01 per share.

                                                                               Framlington Healthcare Fund(a)
                                                                   --------------------------------------------------
                                                                      Year       Year       Year       Year    Period
                                                                     Ended      Ended      Ended      Ended     Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                                                   ---------- ---------- ---------- ---------- -------
Net asset value, beginning of period..............................   $28.31    $ 10.44    $ 11.80     $10.89   $ 9.45
                                                                     ------    -------    -------     ------   ------
Income from investment operations:
Net investment loss...............................................    (0.34)     (0.19)     (0.13)     (0.14)   (0.02)
Net realized and unrealized gain/(loss) on investments............    (1.92)     18.06      (1.13)      1.05     1.46
                                                                     ------    -------    -------     ------   ------
Total from investment operations..................................    (2.26)     17.87      (1.26)      0.91     1.44
                                                                     ------    -------    -------     ------   ------
Less distributions:
Distributions from net realized gains.............................    (0.55)        --      (0.08)        --       --
Distributions in excess of net realized gains.....................    (0.21)        --      (0.02)        --       --
                                                                     ------    -------    -------     ------   ------
Total distributions...............................................    (0.76)        --      (0.10)        --       --
                                                                     ------    -------    -------     ------   ------
Net asset value, end of period....................................   $25.29    $ 28.31    $ 10.44     $11.80   $10.89
                                                                     ======    =======    =======     ======   ======
Total return (b)..................................................    (8.32)%   170.91%    (10.70)%     8.45%   15.24%
                                                                     ======    =======    =======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................   $  990    $   387    $    60     $  163   $  119
Ratio of operating expenses to average net assets.................     1.55%      1.61%      1.61%      1.62%    1.55%(d)
Ratio of net investment loss to average net assets................    (1.28)%    (1.01)%    (1.27)%    (1.21)%  (0.95)%(d)
Portfolio turnover rate...........................................       45%        60%        49%        47%      14%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.55%      1.63%      1.92%      2.40%    7.33%(d)

--------------------------------------------------------------------------------
(a)The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                          Framlington International Growth Fund (a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year       Year      Period
                                                                     Ended      Ended      Ended      Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............................  $ 15.75     $12.75     $11.92     $11.35     $ 9.87
                                                                    -------     ------     ------     ------     ------
Income from investment operations:
Net investment income/(loss)......................................    (0.03)     (0.05)     (0.02)      0.02       0.05
Net realized and unrealized gain/(loss) on investments............    (4.61)      3.72       0.86       0.61       1.43
                                                                    -------     ------     ------     ------     ------
Total from investment operations..................................    (4.64)      3.67       0.84       0.63       1.48
                                                                    -------     ------     ------     ------     ------
Less distributions:
Dividends from net investment income..............................       --      (0.08)        --      (0.02)        --
Distributions in excess of net investment income..................       --      (0.05)        --         --         --
Distributions from net realized gains.............................    (1.11)     (0.54)     (0.01)     (0.03)        --
Distributions in excess of net realized gains.....................       --         --         --      (0.01)        --
                                                                    -------     ------     ------     ------     ------
Total distributions...............................................    (1.11)     (0.67)     (0.01)     (0.06)        --
                                                                    -------     ------     ------     ------     ------
Net asset value, end of period....................................  $ 10.00     $15.75     $12.75     $11.92     $11.35
                                                                    -------     ------     ------     ------     ------
Total return (b)..................................................   (31.19)%    28.98%      7.02%      5.60%     14.99%
                                                                    =======     ======     ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $ 4,691     $2,839     $1,834     $2,271     $1,089
Ratio of operating expenses to average net assets.................     1.72%      1.69%      1.61%      1.62%      1.55%(d)
Ratio of net investment income/(loss) to average net assets.......    (0.29)%    (0.34)%    (0.17)%     0.21%      1.01%(d)
Portfolio turnover rate...........................................      119%        65%        66%        38%        15%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.81%      1.71%      1.76%      1.82%      2.56%(d)

--------------------------------------------------------------------------------
(a)The Munder Framlington International Growth Fund Class K Shares commenced operations on January 10, 1997.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                       Bond Fund(a)
                                                                   ---------------------------------------------------
                                                                      Year       Year       Year       Year     Year
                                                                     Ended      Ended      Ended      Ended     Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                                                   ---------- ---------- ---------- ---------- -------
Net asset value, beginning of period..............................  $  9.24    $  9.62    $  9.99    $  9.57   $  9.53
                                                                    -------    -------    -------    -------   -------
Income from investment operations:
Net investment income.............................................     0.60       0.57       0.58       0.59      0.61
Net realized and unrealized gain/(loss) on investments............     0.28      (0.32)     (0.40)      0.40      0.01
                                                                    -------    -------    -------    -------   -------
Total from investment operations..................................     0.88       0.25       0.18       0.99      0.62
                                                                    -------    -------    -------    -------   -------
Less distributions:
Dividends from net investment income..............................    (0.62)     (0.57)     (0.55)     (0.57)    (0.58)
Distributions from net realized capital gains.....................       --      (0.06)        --         --        --
                                                                    -------    -------    -------    -------   -------
Total distributions...............................................    (0.62)     (0.63)     (0.55)     (0.57)    (0.58)
                                                                    -------    -------    -------    -------   -------
Net asset value, end of period....................................  $  9.50    $  9.24    $  9.62    $  9.99   $  9.57
                                                                    =======    =======    =======    =======   =======
Total return (b)..................................................     9.79%      2.68%      1.72%     10.57%     6.72%
                                                                    =======    =======    =======    =======   =======
Ratios to average net assets/supple-mental data:
Net assets, end of period (in 000's)..............................  $48,685    $40,105    $51,465    $43,281   $34,999
Ratio of operating expenses to average net assets.................     0.98%      0.99%      0.97%      0.96%     0.96%
Ratio of net investment income to average net assets..............     6.30%      6.10%      5.77%      5.93%     6.34%
Portfolio turnover rate...........................................      347%       205%       142%       222%      279%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.98%      0.99%      0.97%      0.96%     0.96%

--------------------------------------------------------------------------------
(a)The Munder Bond Fund Class K Shares commenced operations on November 23,
   1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                                                                     Intermediate Bond Fund(a)
                                                       ----------------------------------------------------
                                                        Year        Year       Year       Year       Year
                                                        Ended      Ended      Ended      Ended      Ended
                                                       6/30/01   6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                       --------  ---------- ---------- ---------- ----------
Net asset value, beginning of period.................. $   9.08   $   9.26   $   9.50   $   9.33   $   9.31
                                                       --------   --------   --------   --------   --------
Income from investment operations:
Net investment income.................................     0.55       0.51       0.51       0.55       0.55
Net realized and unrealized gain/(loss) on investments     0.29      (0.17)     (0.24)      0.15       0.02
                                                       --------   --------   --------   --------   --------
Total from investment operations......................     0.84       0.34       0.27       0.70       0.57
                                                       --------   --------   --------   --------   --------
Less distributions:
Dividends from net investment income..................    (0.55)     (0.52)     (0.51)     (0.53)     (0.55)
                                                       --------   --------   --------   --------   --------
Total distributions...................................    (0.55)     (0.52)     (0.51)     (0.53)     (0.55)
                                                       --------   --------   --------   --------   --------
Net asset value, end of period........................ $   9.37   $   9.08   $   9.26   $   9.50   $   9.33
                                                       ========   ========   ========   ========   ========
Total return (b)......................................     9.50%      3.80%      2.83%      7.73%      6.34%
                                                       ========   ========   ========   ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).................. $254,904   $268,001   $339,622   $355,840   $325,331
Ratio of operating expenses to average net assets.....     0.96%      0.96%      0.95%      0.93%      0.93%
Ratio of net investment income to average net assets..     5.87%      5.63%      5.38%      5.77%      5.91%
Portfolio turnover rate...............................      179%       130%       128%       194%       325%
Ratio of operating expenses to average net assets
 without expenses reimbursed..........................     0.96%      0.96%      0.95%      0.93%      0.93%

--------------------------------------------------------------------------------
(a)The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                                                                               International Bond Fund(a)
                                                                   -----------------------------------------------
                                                                      Year       Year       Year     Year   Period
                                                                     Ended      Ended      Ended     Ended   Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98 6/30/97
                                                                   ---------- ---------- ---------- ------- -------
Net asset value, beginning of period..............................   $ 9.29     $ 9.75     $ 9.67   $ 9.83   $9.54
                                                                     ------     ------     ------   ------   -----
Income from investment operations:
Net investment income.............................................     0.25       0.28       0.31     0.19    0.09
Net realized and unrealized gain/(loss) on investments............    (0.93)     (0.24)      0.10    (0.11)   0.20
                                                                     ------     ------     ------   ------   -----
Total from investment operations..................................    (0.68)      0.04       0.41     0.08    0.29
                                                                     ------     ------     ------   ------   -----
Less distributions:
Dividends from net investment income..............................       --      (0.50)     (0.18)   (0.22)     --
Distributions from net realized gains.............................       --         --      (0.15)   (0.02)     --
                                                                     ------     ------     ------   ------   -----
Total distributions...............................................       --      (0.50)     (0.33)   (0.24)     --
                                                                     ------     ------     ------   ------   -----
Net asset value, end of period....................................   $ 8.61     $ 9.29     $ 9.75   $ 9.67   $9.83
                                                                     ======     ======     ======   ======   =====
Total return (b)..................................................    (7.32)%     0.24%      3.92%    0.80%   3.04%
                                                                     ======     ======     ======   ======   =====
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................   $   95     $   44     $   27   $   77   $ 103
Ratio of operating expenses to average net assets.................     1.10%      1.16%      1.14%    1.11%   1.14%(d)
Ratio of net investment income to average net assets..............     2.78%      2.94%      3.03%    3.53%   3.61%(d)
Portfolio turnover rate...........................................       87%       138%        59%      81%     75%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.10%      1.16%      1.14%    1.11%   1.18%(d)

--------------------------------------------------------------------------------
(a)The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                    U.S. Government Income Fund(a)
                                                       -----------------------------------------------------
                                                        Year        Year          Year     Year      Year
                                                        Ended      Ended         Ended     Ended     Ended
                                                       6/30/01   6/30/00(c)    6/30/99(c) 6/30/98   6/30/97
                                                       --------  ----------    ---------- --------  --------
Net asset value, beginning of period.................. $   9.79   $  10.03      $  10.38  $  10.09  $   9.98
                                                       --------   --------      --------  --------  --------
Income from investment operations:
Net investment income.................................     0.59       0.60          0.59      0.60      0.65
Net realized and unrealized gain/(loss) on investments     0.44      (0.24)        (0.37)     0.36      0.07
                                                       --------   --------      --------  --------  --------
Total from investment operations......................     1.03       0.36          0.22      0.96      0.72
                                                       --------   --------      --------  --------  --------
Less distributions:
Dividends from net investment income..................    (0.61)     (0.60)        (0.55)    (0.61)    (0.61)
Distributions from net realized gains.................       --      (0.00)(d)     (0.01)    (0.06)    (0.00)(d)
Distributions in excess of net realized gains.........       --      (0.00)(d)     (0.01)       --        --
                                                       --------   --------      --------  --------  --------
Total distributions...................................    (0.61)     (0.60)        (0.57)    (0.67)    (0.61)
                                                       --------   --------      --------  --------  --------
Net asset value, end of period........................ $  10.21   $   9.79      $  10.03  $  10.38  $  10.09
                                                       ========   ========      ========  ========  ========
Total return (b)......................................    10.74%      3.74%         2.11%     9.70%     7.49%
                                                       ========   ========      ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).................. $170,872   $177,334      $213,327  $219,724  $197,479
Ratio of operating expenses to average net assets.....     0.97%      0.97%         0.96%     0.94%     0.96%
Ratio of net investment income to average net assets..     5.86%      6.07%         5.74%     6.00%     6.51%
Portfolio turnover rate...............................       23%        15%           23%       85%      130%
Ratio of operating expenses to average net assets
 without expenses reimbursed..........................     0.97%      0.97%         0.96%     0.94%     0.96%

--------------------------------------------------------------------------------
(a)The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

                                                                             Michigan Tax-Free Bond Fund(a)
                                                                   ----------------------------------------------
                                                                    Year     Year       Year     Year       Year
                                                                    Ended    Ended     Ended     Ended     Ended
                                                                   6/30/01  6/30/00  6/30/99(c) 6/30/98  6/30/97(c)
                                                                   -------  -------  ---------- -------  ----------
Net asset value, beginning of period.............................. $  9.45  $  9.62   $ 10.06   $  9.64   $  9.34
                                                                   -------  -------   -------   -------   -------
Income from investment operations:
Net investment income.............................................    0.39     0.39      0.39      0.42      0.43
Net realized and unrealized gain/(loss) on investments............    0.52    (0.16)    (0.28)     0.44      0.30
                                                                   -------  -------   -------   -------   -------
Total from investment operations..................................    0.91     0.23      0.11      0.86      0.73
                                                                   -------  -------   -------   -------   -------
Less distributions:
Dividends from net investment income..............................   (0.39)   (0.40)    (0.39)    (0.42)    (0.43)
Distributions from net realized gains.............................      --       --     (0.16)    (0.02)    (0.00)(d)
                                                                   -------  -------   -------   -------   -------
Total distributions...............................................   (0.39)   (0.40)    (0.55)    (0.44)    (0.43)
                                                                   -------  -------   -------   -------   -------
Net asset value, end of period.................................... $  9.97  $  9.45   $  9.62   $ 10.06   $  9.64
                                                                   =======  =======   =======   =======   =======
Total return (b)..................................................    9.75%    2.48%     0.99%     9.02%     8.00%
                                                                   =======  =======   =======   =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $45,498  $45,515   $64,065   $57,574   $43,316
Ratio of operating expenses to average net assets.................    0.98%    1.03%     1.00%     0.98%     0.88%
Ratio of net investment income to average net assets..............    3.98%    4.14%     3.89%     4.29%     4.57%
Portfolio turnover rate...........................................      11%      13%       33%       34%       19%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    0.98%    1.03%     1.00%     0.98%     1.02%

--------------------------------------------------------------------------------
(a)The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

                                                                                  Tax-Free Bond Fund(a)
                                                                   ---------------------------------------------------
                                                                      Year       Year     Year      Year        Year
                                                                     Ended      Ended     Ended     Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99   6/30/98   6/30/97(c)
                                                                   ---------- ---------- --------  --------  ----------
Net asset value, beginning of period..............................  $   9.79   $  10.03  $  10.74  $  10.52   $  10.35
                                                                    --------   --------  --------  --------   --------
Income from investment operations:
Net investment income.............................................      0.41       0.41      0.42      0.49       0.47
Net realized and unrealized gain/(loss) on investments............      0.50      (0.15)    (0.32)     0.38       0.25
                                                                    --------   --------  --------  --------   --------
Total from investment operations..................................      0.91       0.26      0.10      0.87       0.72
                                                                    --------   --------  --------  --------   --------
Less distributions:
Dividends from net investment income..............................     (0.41)     (0.42)    (0.42)    (0.49)     (0.47)
Distributions from net realized gains.............................        --      (0.08)    (0.39)    (0.16)     (0.08)
                                                                    --------   --------  --------  --------   --------
Total distributions...............................................     (0.41)     (0.50)    (0.81)    (0.65)     (0.55)
                                                                    --------   --------  --------  --------   --------
Net asset value, end of period....................................  $  10.29   $   9.79  $  10.03  $  10.74   $  10.52
                                                                    ========   ========  ========  ========   ========
Total return (b)..................................................      9.45%      2.73%     0.82%     8.43%      7.13%
                                                                    ========   ========  ========  ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $122,217   $134,676  $173,863  $194,077   $190,243
Ratio of operating expenses to average net assets.................      1.01%      1.00%     0.98%     0.93%      0.95%
Ratio of net investment income to average net assets..............      4.05%      4.26%     3.94%     4.60%      4.52%
Portfolio turnover rate...........................................        19%         6%       32%       61%        45%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................      1.01%      1.00%     0.98%     0.93%      0.95%

--------------------------------------------------------------------------------
(a)The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                                                                         Tax-Free Short-Intermediate Bond Fund(a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year     Year        Year
                                                                     Ended      Ended      Ended     Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98   6/30/97(c)
                                                                   ---------- ---------- ---------- --------  ----------
Net asset value, beginning of period..............................  $  10.05   $  10.22   $  10.46  $  10.41   $  10.34
                                                                    --------   --------   --------  --------   --------
Income from investment operations:
Net investment income.............................................      0.39       0.38       0.38      0.43       0.41
Net realized and unrealized gain/(loss) on investments............      0.35      (0.12)     (0.14)     0.13       0.10
                                                                    --------   --------   --------  --------   --------
Total from investment operations..................................      0.74       0.26       0.24      0.56       0.51
                                                                    --------   --------   --------  --------   --------
Less distributions:
Dividends from net investment income..............................     (0.39)     (0.38)     (0.38)    (0.42)     (0.41)
Distributions from net realized gains.............................        --      (0.05)     (0.10)    (0.09)     (0.03)
                                                                    --------   --------   --------  --------   --------
Total distributions...............................................     (0.39)     (0.43)     (0.48)    (0.51)     (0.44)
                                                                    --------   --------   --------  --------   --------
Net asset value, end of period....................................  $  10.40   $  10.05   $  10.22  $  10.46   $  10.41
                                                                    ========   ========   ========  ========   ========
Total return (b)..................................................      7.51%      2.68%      2.27%     5.44%      5.04%
                                                                    ========   ========   ========  ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $171,009   $201,005   $268,948  $295,601   $283,641
Ratio of operating expenses to average net assets.................      0.97%      0.97%      0.96%     0.94%      0.93%
Ratio of net investment income to average net assets..............      3.79%      3.75%      3.63%     4.07%      3.96%
Portfolio turnover rate...........................................        23%        15%        25%       27%        31%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................      0.97%      0.97%      0.96%     0.94%      0.93%

--------------------------------------------------------------------------------
(a)The Munder Tax-Free Short-Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.

                                                                                Cash Investment Fund(a)
                                                                   ------------------------------------------------
                                                                    Year      Year      Year      Year      Year
                                                                    Ended     Ended     Ended     Ended     Ended
                                                                   6/30/01   6/30/00   6/30/99   6/30/98   6/30/97
                                                                   --------  --------  --------  --------  --------
Net asset value, beginning of period.............................. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                   --------  --------  --------  --------  --------
Income from investment operations:
Net investment income.............................................    0.053     0.051     0.046     0.050     0.048
                                                                   --------  --------  --------  --------  --------
Total from investment operations..................................    0.053     0.051     0.046     0.050     0.048
                                                                   --------  --------  --------  --------  --------
Less distributions:
Dividends from net investment income..............................   (0.053)   (0.051)   (0.046)   (0.050)   (0.048)
                                                                   --------  --------  --------  --------  --------
Total distributions...............................................   (0.053)   (0.051)   (0.046)   (0.050)   (0.048)
                                                                   --------  --------  --------  --------  --------
Net asset value, end of period.................................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                   ========  ========  ========  ========  ========
Total return (b)..................................................     5.46%     5.23%     4.68%     5.14%     4.90%
                                                                   ========  ========  ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $849,108  $811,582  $869,709  $672,842  $599,858
Ratio of operating expenses to average net assets.................     0.71%     0.70%     0.68%     0.66%     0.70%
Ratio of net investment income to average net assets..............     5.30%     5.11%     4.57%     5.02%     4.81%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.71%     0.70%     0.68%     0.66%     0.70%

--------------------------------------------------------------------------------
(a)The Munder Cash Investment Fund Class K Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated.

                                                                             Tax-Free Money Market Fund(a)
                                                                   ------------------------------------------------
                                                                    Year      Year      Year      Year      Year
                                                                    Ended     Ended     Ended     Ended     Ended
                                                                   6/30/01   6/30/00   6/30/99   6/30/98   6/30/97
                                                                   --------  --------  --------  --------  --------
Net asset value, beginning of period.............................. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                   --------  --------  --------  --------  --------
Income from investment operations:
Net investment income.............................................    0.031     0.030     0.026     0.029     0.028
                                                                   --------  --------  --------  --------  --------
Total from investment operations..................................    0.031     0.030     0.026     0.029     0.028
                                                                   --------  --------  --------  --------  --------
Less distributions:
Dividends from net investment income..............................   (0.031)   (0.030)   (0.026)   (0.029)   (0.028)
                                                                   --------  --------  --------  --------  --------
Total distributions...............................................   (0.031)   (0.030)   (0.026)   (0.029)   (0.028)
                                                                   --------  --------  --------  --------  --------
Net asset value, end of period.................................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                   ========  ========  ========  ========  ========
Total return (b)..................................................     3.19%     3.04%     2.61%     2.98%     2.90%
                                                                   ========  ========  ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $246,089  $229,726  $289,536  $205,600  $226,782
Ratio of operating expenses to average net assets.................     0.71%     0.71%     0.70%     0.69%     0.68%
Ratio of net investment income to average net assets..............     3.16%     2.99%     2.57%     2.93%     2.86%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.71%     0.71%     0.70%     0.69%     0.68%

--------------------------------------------------------------------------------
(a)The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.
(b)Total return represents aggregate total return for the period indicated.

                                                                                   U.S. Treasury Money Market Fund(a)
                                                                              -------------------------------------------
                                                                               Year     Year     Year     Year     Year
                                                                               Ended    Ended    Ended    Ended    Ended
                                                                              6/30/01  6/30/00  6/30/99  6/30/98  6/30/97
                                                                              -------  -------  -------  -------  -------
Net asset value, beginning of period......................................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                                              -------  -------  -------  -------  -------
Income from investment operations:
Net investment income........................................................   0.049    0.047    0.042    0.048    0.047
                                                                              -------  -------  -------  -------  -------
Total from investment operations.............................................   0.049    0.047    0.042    0.048    0.047
                                                                              -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income.........................................  (0.049)  (0.047)  (0.042)  (0.048)  (0.047)
                                                                              -------  -------  -------  -------  -------
Total distributions..........................................................  (0.049)  (0.047)  (0.042)  (0.048)  (0.047)
                                                                              -------  -------  -------  -------  -------
Net asset value, end of period............................................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                                              =======  =======  =======  =======  =======
Total return (b).............................................................    4.98%    4.77%    4.33%    4.87%    4.73%
                                                                              =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $49,976  $13,440  $21,777  $41,247  $41,877
Ratio of operating expenses to average net assets............................    0.76%    0.76%    0.73%    0.72%    0.69%
Ratio of net investment income to average net assets.........................    4.82%    4.65%    4.23%    4.77%    4.64%
Ratio of operating expenses to average net assets without expenses reimbursed    0.76%    0.76%    0.73%    0.72%    0.69%

--------------------------------------------------------------------------------
(a)The Munder Fund U.S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.
(b)Total return represents aggregate total return for the period indicated.-

                                              811-5899 (The Munder Funds Trust)
                                                                       Balanced
                                                                      Index 500
                                                           International Equity
                                                           Small Company Growth
                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income
                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond
                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

                                              811-7346 (The Munder Funds, Inc.)
                                                                  Bio(Tech)/2 /
                                                                Digital Economy

                                                              Future Technology



                                                           International NetNet

                                       Large-Cap Growth (formerly Focus Growth)

                                       Large-Cap Value (formerly Equity Income)
                                                               Micro-Cap Equity
                                                                  MidCap Select
                                                            Multi-Season Growth
                                                                     Power Plus
                                                  Real Estate Equity Investment
                                                                Small-Cap Value
                                                             International Bond

                                  811-7897 (The Munder Framlington Funds Trust)
                                                   Framlington Emerging Markets
                                          Framlington Global Financial Services
                                                         Framlington Healthcare
                                               Framlington International Growth

--------------------------------------------------------------------------------


             More information about the Funds is available free upon request, including the following:

             ANNUAL/SEMI-ANNUAL REPORTS
             You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

             STATEMENT OF ADDITIONAL INFORMATION
             Provides more details about the Funds and their policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

               To Obtain Information:

               BY TELEPHONE
               Call 1-800-438-5789

               BY MAIL
               Write to:
               The Munder Funds
               c/o PFPC Inc.
               P.O. Box 9701
               Providence, RI 02940-9701

               BY OVERNIGHT DELIVERY TO:
               The Munder Funds
               c/o PFPC Inc.
               4400 Computer Drive
               Westborough, MA 01581

               ON THE INTERNET
               Text-only versions of fund documents can be viewed online or downloaded from:

                   SECURITIES AND EXCHANGE COMMISSION
                   http://www.sec.gov

               You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

               You may also find more information about the Funds on the Internet at: www.munder.com. This website is not considered part of the prospectus.

             PROK1001
             Please see the inside back cover for a list of funds and the applicable SEC file numbers.

             SEC File Numbers: 811-7346, 811-5899, 811-7897

                                                                     Prospectus

                                                                 CLASS Y SHARES


                                                               October 31, 2001


                                                        The Munder Equity Funds
                                                                       Balanced
                                                                  Bio(Tech)/2 /
                                                                Digital Economy


                                                              Future Technology
                                                           International Equity
                                                           International NetNet

                                       Large-Cap Growth (formerly Focus Growth)

                                       Large-Cap Value (formerly Equity Income)
                                                               Micro-Cap Equity
                                                                  MidCap Select
                                                            Multi-Season Growth
                                                                         NetNet
                                                                     Power Plus
                                                  Real Estate Equity Investment
                                                                Small-Cap Value
                                                           Small Company Growth

                                                   The Munder Framlington Funds
                                                   Framlington Emerging Markets
                                          Framlington Global Financial Services
                                                         Framlington Healthcare
                                               Framlington International Growth

                                                        The Munder Income Funds
                                                                           Bond
                                                              Intermediate Bond
                                                             International Bond
                                                         U.S. Government Income
                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond

                                                  The Munder Money Market Funds
                                                                Cash Investment
                                                                   Money Market
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

                          As with all mutual funds, the Securities and Exchange
                    Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                   It is a criminal offense to state otherwise.


--------------------------------------------------------------------------------


        [LOGO] Munder Funds
        Be Focused

TABLE OF CONTENTS


                   2 Risk/Return Summary
                   2 Balanced Fund
                   6 Bio(Tech)/2/ Fund
                   9 Digitial Economy Fund
                  12 Future Technology Fund
                  16 International Equity Fund
                  20 International NetNet
                  23 Large-Cap Growth (formerly Focus Growth
                       Fund)
                  26 Large-Cap Value Fund (formerly Equity
                       Income Fund)
                  29 Micro-Cap Equity Fund
                  32 MidCap Select Fund
                  35 Multi-Season Growth Fund
                  38 NetNet Fund
                  42 Power Plus Fund
                  45 Real Estate Equity Investment Fund
                  48 Small-Cap Value Fund
                  52 Small Company Growth Fund
                  55 Framlington Emerging Markets Fund
                  59 Framlington Global Financial Services Fund
                  63 Framlington Healthcare Fund
                  67 Framlington International Growth Fund
                  71 Bond Fund
                  75 Intermediate Bond Fund
                  79 International Bond Fund
                  83 U.S. Government Income Fund
                  86 Michigan Tax-Free Bond Fund
                  89 Tax-Free Bond Fund
                  92 Tax-Free Short-Intermediate Bond Fund
                  95 Cash Investment Fund
                  98 Money Market Fund
                 101 Tax-Free Money Market Fund
                 104 U.S. Treasury Money Market Fund

                107 More About The Funds
                107 Glossary
                108 Principal Investment Strategies and Risks
                110 Other Investment Strategies and Risks

                114 Your Investment
                114 How to Reach the Funds
                114 Purchasing Shares
                115 Exchanging Shares
                115 Redeeming Shares
                116 Additional Policies for Purchases, Exchanges
                      and Redemptions
                117 Shareholder Privileges
                117 Other Information

                118 Pricing Of Fund Shares

                119 Distributions

                120 Federal Tax Considerations
                120 Taxes on Distributions
                120 Taxes on Sales or Exchanges
                120 Other Considerations

                121 Management
                121 Investment Advisor and Sub-Advisor
                124 Portfolio Managers

                125 Financial Highlights

Back Cover For Additional Information

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

This Risk/Return Summary briefly describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on these and the Funds' other investment strategies and risks, please read the section entitled "More About The Funds." Certain terms used in this prospectus are defined in the Glossary.

Unless otherwise noted, all goals of the Funds are non-fundamental and may be changed by the Funds' Board of Directors/Trustees without shareholder approval. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days' prior notice to shareholders.


 EQUITY FUNDS


BALANCED FUND


 Goal

The Fund's goal is to provide an attractive investment return through a combination of long-term growth of capital and current income.


 Principal Investment Strategies

The Fund pursues its goal by allocating its assets among three asset groups: equity securities, fixed income securities and cash equivalents.

The Fund normally will invest at least 25% of its assets in fixed income securities and no more than 75% of its assets in equity securities. The Fund will notify shareholders at least 30 days before changing this policy.

The advisor will allocate the Fund's assets to the three asset groups based on its view of the following factors, among others:

 .  general market and economic conditions and trends;

 .  interest rates and inflation rates;

 .  fiscal and monetary developments; and

 .  long-term corporate earnings growth.

Equity securities are chosen on the basis of above-average and sustainable earnings growth, financial stability and attractive valuation.

The Fund's equity securities may include:

 .  common stocks;

 .  preferred stocks;

 .  securities convertible into common stocks; and

 .  rights and warrants.

Bond strategy focuses on analysis of current versus historical interest rate relationships and the relative value of the bond market sectors.

The Fund's fixed income securities may include:

 .  U.S. Government securities;

 . U.S. dollar-denominated obligations of foreign governments (i.e. yankee bonds);

 .  corporate obligations;

 .  zero coupon bonds;

 .  variable and floating rate securities;

 .  mortgage and other asset-backed securities; and

 .  stripped securities.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities. The average dollar-weighted maturity of the Fund's fixed income securities is expected to vary between six to fifteen years.

The Fund's cash equivalents are short-term, high-quality money market instruments and may include:

 .  commercial paper;

 .  bankers' acceptances and certificates of deposit;

 .  corporate obligations; and

 .  U.S. Government securities.

 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calender year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Balanced Fund Class Y
Total Return
(per calendar year)

1994  -5.19%
1995  23.55%
1996  12.86%
1997  17.98%
1998  10.95%
1999  19.40%

2000  14.68%

Year-to-date through September 30, 2001: (10.89)%

Best Quarter:   Q1 2000  18.54%
Worst Quarter:  Q3 1998 (9.55)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                               Since
                                                             Inception
                                              1 Year 5 Years (4/13/93)
                                                %       %        %
         --------------------------------------------------------------
         Class Y.............................  14.68  15.13    12.51
         S&P 500(R) Index/(1)/............... (9.11)  18.32    17.15
         S&P 500(R)/Lehman Blended Index/(1)/ (1.40)  13.64    13.12

--------------------------------------------------------------------------------
(1)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P 500/Lehman Blended Index is a blended index of the 60% S&P 500(R) Index, 20% Lehman Brothers Aggregate Bond Index and 20% Lehman Brothers Credit Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. Government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman
   Brothers Credit Index is an unmanaged index comprised of all public fixed rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The index return from inception for the Class Y shares is from April 1, 1993.

 Fees and Expenses--Balanced Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases........... None
Maximum Deferred Sales Charge (Load)....................... None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees............................................ None
Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.65%
Other Expenses............................................................................... 0.41%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.06%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $108   $337    $585    $1,294

BIO(TECH)/2/ FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies engaged in developing, producing and marketing technologically advanced solutions for the healthcare and medical fields. Although the Fund may invest in securities of companies located in foreign countries with developed securities markets, most of the companies are currently located in the United States.

The Fund will invest in securities of companies whose principal business is focused on the biotechnology sector, including:

 . product companies--companies whose primary focus is to discover new products or therapies to bring to the commercial market through the research and development process;

 . platform companies--companies whose primary focus is to discover technology that may serve as the underpinning for internal discovery programs of pharmaceuticals or biotechnology product companies. As platform companies mature, they often evolve into product companies; and

 . enabling companies--companies that sell equipment or consumables to companies with research and development efforts focused on biotechnology research.

Under normal market conditions, the Fund will invest at least 80% of its assets in companies dedicated to biotechnological solutions for the healthcare and medical fields. Such companies derive at least 50% of sales, earnings or assets from biotechnology products, licenses and services.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may also purchase and sell futures, options and forward foreign currency exchange contracts in order to hedge the Fund's currency exchange risk.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in the biotechnology sector and other related technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of futures, options or other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the ''Financial Highlights'' section.

 Fees and Expenses--Bio(Tech)/2/ Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.25%
Other Expenses............................................................................... 1.71%/(1)/
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 2.96%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the expense reimbursement, other operating expenses and total annual Fund operating expenses based on the prior fiscal year would have been 0.75% and 2.00%, respectively. The advisor may eliminate all or a part of the expense reimbursement at any time.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $299   $915   $1,557   $3,280

DIGITAL ECONOMY FUND


 Goal

The Fund's goal is to provide long-term capital appreciation while outperforming the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R)") over the long-term.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. The digital economy represents the developing economic environment in which the use of the Internet and existing and breakthrough technologies, including digital technologies, is becoming critical to all business models. Companies using the Internet to improve efficiencies, utilizing one or more technologies to increase market share and profitability to transform their businesses to become more competitive are all candidates for investment.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. Specifically, we look for companies that are using the Internet or other forms of technology in order to gain a competitive advantage over competing companies. The Fund will attempt to manage risk by targeting sector weightings of the S&P 500(R).

The advisor will identify both new and mature companies in various industries that are using technology and technological innovation to become more profitable than their peers. As a result, the Fund will not be limited to companies in traditional technology industries.

The advisor will select stocks of companies that (i) will benefit from changes in technology, (ii) will use technology to gain an enduring competitive advantage, and (iii) are gaining market share and are positioned to be the market leaders of the future.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. Therefore, the Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest up to 25% of its assets in foreign securities. The Fund may invest in options, futures contracts and other derivative products.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 .  Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Technology Risk. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the ''Financial Highlights'' section.

 Fees and Expenses--Digital Economy Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses............................................................................... 1.51%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 2.26%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $229   $706   $1,210   $2,595

FUTURE TECHNOLOGY FUND


 Goal

The Fund's goal is to provide capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in common stocks of technology-related companies. Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services. The Fund may also invest in the stocks of companies that should benefit commercially from technological advances. The Fund invests in both established companies and in new or unseasoned companies, including companies making initial public offerings ("IPOs").

The products and services provided by technology-related companies may include: computer hardware and software, communications hardware and software, semiconductors, business services, media and information services, and Internet-related services.

In selecting stocks, the advisor will first identify attractive sectors within the technology industry. The advisor will then focus on companies that it believes are current industry leaders or leading companies in developing sectors. Using fundamental analysis, the advisor will look for companies with:

 .  strong market share within their sector; and/or

 .  technologically superior products or services; and

 .  stable or improving revenue growth, earnings growth or order trends.

There is no limit on the market capitalization of the companies in which the Fund may invest, or on the length of operating history for the companies. The Fund may invest in small companies and may invest without limit in IPOs. It is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Sector Risk. The Fund will concentrate its investments in the technology industry. Market or economic factors impacting that industry could have a major effect on the value of the Fund's investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.





                                    [CHART]
Future Technology Fund Class Y

Total Return
(per calendar year)

2000    -36.94%
Year-to-date through September 30, 2001: (60.56)%

                        Best Quarter:  Q1 2000   31.73%
                        Worst Quarter: Q3 2000 (41.06)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                             Since
                                                           Inception
                                                   1 Year  (8/26/99)
                                                     %         %
           ----------------------------------------------------------
           Class Y................................ (36.94)   (3.21)
           S&P 500(R) Index/(1)/..................  (9.11)    1.17
           Goldman Sachs Technology Composite/(1)/ (37.84)   (8.33)

--------------------------------------------------------------------------------
(1)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks. The index return from inception for Class Y shares are from September 1, 1999.

 Fees and Expenses--Future Technology Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.00%
Other Expenses............................................................................... 0.70%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.70%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)Total Annual Fund Operating Expenses disclosed above are based on the Fund's actual expenses for its most recent fiscal year. Due to the fixed costs related to maintaining a mutual fund, you should be aware that during periods when the Fund's assets are declining, its operating expenses as a percent of net assets could be significantly higher than the Total Annual Fund Operating Expenses shown above. For example, if the Fund's average net assets for the current fiscal year were 30%, 50% or 70% less than its average net assets during the most recent fiscal year, expected Total Annual Fund Operating Expenses for the current fiscal year could be approximately 8%, 24% or 64% higher, respectively, than those shown in the table above. Of course, if the Fund's net assets were increasing by similar percentages, corresponding decreases in Total Annual Fund Operating Expenses as a percent of net assets would be expected.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $173   $536    $923    $2,009

INTERNATIONAL EQUITY FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign securities, most of which are American Depositary Receipts (ADRs).

Under normal market conditions, at least 80% of the Fund's assets will be invested in equity securities in at least three foreign countries. The Fund mostly invests in mature markets, but may also invest in emerging markets.

The Fund emphasizes companies with a market capitalization of at least $250 million. The Fund invests in additional securities trading on either a foreign or U.S. stock exchange, which are chosen through an economic modeling process. This process seeks to identify those stocks that will have strong relative performance in their home market.

The advisor maintains a list of foreign securities and ADRs that the Fund may purchase based on markets capitalization, exchange listing standards, data quality, pricing availability and various macro- economic considerations. The advisor updates the securities list regularly, adds new securities to the list if they are eligible and sells securities not on the updated securities list as soon as practicable.

After the advisor creates the securities list, it divides the list into two sections. The first section is designed to provide broad coverage of international markets. The second section increases exposure to securities that the advisor expects will perform better than other stocks in their industry sectors and their country's securities markets as a whole. When the advisor believes broader market exposure will benefit the Fund, it will allocate up to 100% of the Fund's assets in securities of the first type. When the advisor identifies strong potential for specific securities to perform well, the Fund may invest up to 50% of its assets in securities of the second type.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

International Equity Fund Class Y
Total Return
(per calendar year)

1992   1.29%
1993  32.51%
1994  -8.35%
1995  14.03%
1996  10.41%
1997   3.37%
1998  13.37%
1999  44.54%
2000 -17.03%

Year-to-date through September 30, 2001: (29.53)%

Best Quarter:  Q4 1999   25.39%
Worst Quarter: Q3 1998 (16.69)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                            Since
                                                          Inception
                                          1 Year  5 Years (12/1/91)
                                            %        %        %
            --------------------------------------------------------
            Class Y...................... (17.03)  9.19     9.55
            FTSE World Index ex-U.S./(1)/ (13.89)  7.20     8.15

--------------------------------------------------------------------------------
(1)The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends

 Fees and Expenses--International Equity Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses............................................................................... 0.38%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.13%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $115   $359    $622    $1,375

INTERNATIONAL NETNET FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in foreign companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

 . Pure plays -- companies whose core business models are focused exclusively on the Internet;

 . Builders -- companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 . Beneficiaries -- companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of foreign companies positioned to benefit from the growth of the Internet. The Fund may invest directly in foreign equity securities or may utilize ADRs or other depositary receipts.

There is no limit on the market capitalization of the companies in which the Fund may invest or on the length of operating history for the companies. The Fund may invest in small companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may invest in emerging markets. The Fund may also purchase and sell options on securities, stock market indices or futures and may purchase or sell forward currency exchange contracts in order to hedge the Fund's currency exchange risk.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor or the sub-advisor, regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 . Sector Risk. The Fund will invest significantly in foreign companies engaged in Internet-related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . Derivatives Risk. The Fund may suffer a loss from its use of options and forward foreign currency exchange contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the ''Financial Highlights'' section.

 Fees and Expenses--International NetNet Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.25%
Other Expenses............................................................................... 1.13%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 2.38%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)Total Annual Fund Operating Expenses disclosed above are based on the Fund's actual expenses for its most recent fiscal year. Due to the fixed costs related to maintaining a mutual fund, you should be aware that during periods when the Fund's assets are declining, its operating expenses as a percent of net assets could be significantly higher than the Total Annual Fund Operating Expenses shown above. For example, if the Fund's average net assets for the current fiscal year were 30%, 50%, or 70% less than its average net assets during the most recent fiscal year, expected Total Annual Fund Operating Expenses for the current fiscal year could be approximately 5%, 24% or 68% higher, respectively, than those shown in the table above. Of course, if the Fund's net assets were increasing by similar percentages, corresponding decreases in Total Annual Fund Operating Expenses as a percent of net assets would be expected.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $241   $742   $1,270   $2,716

LARGE-CAP GROWTH FUND


(formerly Focus Growth Fund)



 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies


The Fund pursues its goal by investing primarily in equity securities that the advisor believes are poised to grow faster than their peers. Under normal circumstances, the Fund will invest at least 80% of its assets in equiity securities of large-capitalization companies. Large-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent date available at printing, such capitalizations were approximately $1.4 billion or greater.



The advisor seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Industry weightings are targeted to the weightings of the Russell 1000 Growth Index.




The Fund may also invest in foreign securities.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of the other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Large-Cap Growth Fund Class Y
Total Return
(per calendar year)

1999  16.74%
2000  -7.31%

Year-to-date through September 30, 2001: (34.36)%

Best Quarter    Q1 2000   13.79%
Worst Quarter   Q4 2000 (19.18)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                          Since
                                                        Inception
                                                1 Year  (11/11/98)
                                                  %         %
              -----------------------------------------------------
              Class Y..........................  (7.31)    9.13
              Russell 1000(R) Growth Index/(1)/ (22.43)    9.27
              S&P 500(R) Index/(1)/............  (9.11)   10.20

--------------------------------------------------------------------------------
(1)The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000(R) companies (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary market index from the S&P 500(R) Index to the Russell 1000(R) Growth Index, which better represents the markets in which the Fund typically invests. The index returns from inception for Class Y shares are from November 1, 1998.

 Fees and Expenses--Large-Cap Growth Fund


The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses............................................................................... 0.46%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.21%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $123   $384    $665    $1,466

LARGE-CAP VALUE FUND
(formerly Equity Income Fund)


 Goal

The Fund's goal is to provide long-term capital appreciation and current income.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies whose equity securities are trading at a valuation discount relative to the marketplace, their peers and historical levels. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of large-capitalization companies. Large-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at printing, such capitalizations were approximately $1.4 billion or greater.

The advisor generally selects large companies with relatively low valuations that it believes possess a catalyst for favorable or improved security values. The advisor may also consider one or more of the following factors:

 . Financial strength and strong fundamentals, including low price to earnings ratios;

 .  Improving earnings estimates and stock price trends;

 .  Quality of management, profitability and industry leadership position;

 .  Current dividend; and

 .  Unrecognized assets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Large-Cap Value Fund Class Y
Total Return
(per calendar year)

1995  34.27%
1996  16.14&
1997  32.35%
1998  10.31%
1999   0.12%
2000   3.81%

Year-to-date through September 30, 2001: (11.55)%

                         Best Quarter:  Q4 1998  13.72%
                         Worst Quarter: Q3 1998 (9.97)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                             Since
                                                           Inception
                                            1 Year 5 Years (7/5/94)
                                              %       %        %
           ----------------------------------------------------------
           Class Y.........................  3.81   11.95    14.06
           Russell 1000(R) Value Index/(1)/  7.01   16.91    18.72
           S&P 500(R) Index/(1)/........... (9.11)  18.32    20.43

--------------------------------------------------------------------------------
(1)The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund has changed its primary market index from the S&P 500(R) Index to the Russell 1000 Value Index which better represents the market in which the Fund invests. The index returns from inception for Class Y shares are from July 1, 1994.

 Fees and Expenses--Large-Cap Value Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses............................................................................... 0.22%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.97%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $99    $309    $536    $1,190

MICRO-CAP EQUITY FUND


 Goal

The Fund's goal is to provide capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having market capitalizations within the range of the companies in the Wilshire Micro-Cap Index. Based on the most recent data available at printing, such capitalizations are approximately $370 million, or less, considerably less than the market capitalization of typical S&P 500 companies.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for companies that have strong potential for consistent earnings growth due to:

 .  the development of a superior technology or product and solid management; or

 .  changes in technology, regulations and long-term economic trends.

There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest in equity securities of larger capitalization companies. The Fund may invest without limit in initial public offerings ("IPOs") of micro-capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Micro-Cap Equity Fund Class Y
Total Return
(per calendar year)

1997  71.60%
1998  -5.58%
1999  75.00%
2000 -13.69%

Year-to-date through September 30, 2001: (12.83)%

                        Best Quarter:  Q4 1999   47.89%
                        Worst Quarter: Q3 1998 (28.33)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                         Since
                                        Inception
                              1 Year   (12/31/96)
                                %          %
--------------------------------------------------
Class Y...................... (13.69)    25.33
Wilshire Micro-Cap Index/(1)/   (7.89)   10.46

--------------------------------------------------------------------------------
(1)The Wilshire Micro-Cap Index is an unmanaged index that measures performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITs and limited partnerships. The index return from inception for Class Y shares is from January 1, 1997.

 Fees and Expenses--Micro-Cap Equity Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees............................................... 1.00%
Other Expenses................................................ 0.40%
                                                                           -----
Total Annual Fund Operating Expenses.......................... 1.40%
                                                                           =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $143   $443    $766    $1,680

MIDCAP SELECT FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in the equity securities of mid-capitalization companies. Mid-capitalization companies are companies having a market capitalization within the range of companies included in the S&P MidCap 400(R) Index. Based on the most recent data available at printing, such capitalizations are between approximately $135 million and $8.8 billion.

The Fund's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and investing in approximately 60 to 80 of those companies based on:

 .  above-average, consistent earnings growth;

 .  financial stability;

 .  relative market value; and

 .  price changes compared to the S&P MidCap 400(R) Index.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies' stocks typically are traded in a lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

MidCap Select Fund Class Y
Total Return
(per calendar year)

1999  31.62%
2000  30.82%

Year-to-date through September 30, 2001: (15.86)%

Best Quarter:  Q4 1999  24.95%
Worst Quarter: Q1 1999 (7.77)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                      Since
                                    Inception
                             1 Year (6/24/98)
                               %        %
----------------------------------------------
Class Y..................... 30.82    22.33
S&P MidCap 400(R) Index/(1)/ 17.51    16.92

--------------------------------------------------------------------------------
(1)Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index return from inception for Class Y shares is from July 1, 1998.

 Fees and Expenses--MidCap Select Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses............................................................................... 0.66%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.41%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $144   $446    $771    $1,691

MULTI-SEASON GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation. This goal is "fundamental" and cannot be changed without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 65% of its assets in equity securities. The Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

The advisor chooses the Fund's investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 50 to 100 companies based on:

 .  superior earnings growth;

 .  financial stability;

 .  relative market value; and

 .  price changes compared to the S&P 500.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Multi-Season Growth Fund Class Y

Total Return
(per calendar year)

1994    -2.17%
1995    32.59%
1996    22.58%
1997    30.49%
1998    15.37%
1999    11.54%
2000    -6.22%

Year-to-date through September 30, 2001: (24.01)%

Best Quarter:  Q4 1998   19.83%
Worst Quarter: Q3 1998 (14.13)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                       Since
                                     Inception
                      1 Year 5 Years (8/16/93)
                        %       %        %
-----------------------------------------------
Class Y.............. (6.22)  14.06    13.99
S&P 500(R) Index/(1)/ (9.11)  18.32    17.60

--------------------------------------------------------------------------------
(1)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The index return from inception for Class Y shares is from September 1, 1993.

 Fees and Expenses--Multi-Season Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%/(1)/
Other Expenses............................................................................... 0.42%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.17%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)On May 15, 2001, management fees were reduced to 0.75%. Expenses have been restated to reflect this decrease.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $119   $372    $644    $1,420

NETNET FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing primarily in companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

 . Pure plays--companies whose core business models are focused exclusively on the Internet;

 . Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 . Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of the types of companies positioned to benefit from the growth of the Internet.

There is no limit on the market capitalization of the companies the Fund may invest in, or on the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund may also invest in foreign securities and purchase and sell options on securities, stock market indices or futures.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Sector Risk. The Fund will invest significantly in companies engaged in Internet-related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Derivatives Risk. The Fund may suffer a loss from its use of options or other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

NetNet Fund Class Y
Total Return
(per calendar year)

1999    176.58%
2000    -54.10%

Year-to-date through September 30, 2001: (62.72)%

                        Best Quarter:  Q4 1999   79.81%
                        Worst Quarter: Q4 2000 (46.35)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                         Since
                                                       Inception
                                               1 Year  (6/1/98)
                                                 %         %
               --------------------------------------------------
               Class Y........................ (56.82)   31.03
               S&P 500(R) Index/(1)/..........  (9.11)    9.04
               Russell 2000(R) Index/(1)/.....  (3.03)    3.56
               Inter@ctive Internet Index/(1)/ (51.23)   45.68

--------------------------------------------------------------------------------
(1)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Russell 2000(R) Index is an unmanaged index that measures the performance of the bottom 2,000 on a capitalization basis of the 3,000 largest U.S. publicly traded companies. The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. The Fund has changed its primary market index from the Russell 2000 Index to the S&P 500(R) Index which better represents the market in which the Fund invests.

 Fees and Expenses--NetNet Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.00%
Other Expenses............................................................................... 0.61%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.61%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)Total Annual Fund Operating Expenses disclosed above are based on the Fund's actual expenses for its most recent fiscal year. Due to the fixed costs related to maintaining a mutual fund, you should be aware that during periods when the Fund's assets are declining, its operating expenses as a percent of net assets could be significantly higher than the Total Annual Fund Operating Expenses shown above. For example, if the Fund's average net assets for the current fiscal year were 30%, 50% or 70% less than its average net assets during the most recent fiscal year, expected Total Annual Fund Operating Expenses for the current fiscal year could be approximately 6%, 21% or 56% higher, respectively, than those shown in the table above. Of course, if the Fund's net assets were increasing by similar percentages, corresponding decreases in Total Annual Fund Operating Expenses as a percent of net assets would be expected.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $164   $508    $876    $1,911

POWER PLUS FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues it goal by investing in equity securities of U.S. and non-U.S. companies considered by the portfolio managers of the Fund to significantly benefit from or derive revenue from non-regulated energy or power-related activities. The Fund will invest in small, medium and large capitalization companies.

Under normal market conditions, the Fund will invest at least 80% of its assets in companies that are primarily engaged in non-regulated energy and power activities. These companies include any company for which at least 50% of its sales, earnings or assets arise from or are dedicated to non-regulated energy or power activities. Energy-related activities may involve:

 .  conventional sources of energy such as oil, natural gas and coal, and

 . renewable sources of energy such as geothermal, biomass, solar and wind power.

Power-related activities include:

 .  power generation from independent power producers and others, and

 .  power technology.

Power technology is broadly defined to encompass all aspects of generating, monitoring, conditioning (i.e., improving power quality) and delivering power such as fuel cells, microturbines, flywheel storage devices, superconductors and uninterruptible power supply products.

The Fund may invest, on a direct or indirect basis, up to 10% of its total assets in equity securities of privately-owned energy and power-related companies that plan to conduct an initial public offering ("IPO") within several years from the time the Fund makes its investment.

The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund.

The advisor selects companies using a "bottom-up approach" which identifies outstanding performance of individual companies before considering the impact of economic trends. The advisor evaluates companies by analyzing a number of factors, including the growth prospects of an energy or power-related company relative to the price of its stock and companies that are at the leading edge of new developments in the energy or power sectors.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Smaller Company Stock Risk. The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

 . IPO Risk. Investments in initial public offerings may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 . Technology Risk. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.


 Performance

As of the date of this prospectus, the Fund has not completed a full calendar year of operations. For this reason, a bar chart and performance table showing performance information and information on the Fund's best and worst calendar quarters is not provided in this prospectus. Performance since inception is provided in the "Financial Highlights" section.

 Fees and Expenses--Power Plus Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses............................................................................... 0.85%/(1)/
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.60%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)The expenses have been restated to reflect an expected increase in general operating expenses for the Fund.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $163   $505    $871    $1,900

REAL ESTATE EQUITY INVESTMENT FUND


 Goal

The Fund's goal is to provide both capital appreciation and current income. This goal is "fundamental" and cannot be changed without shareholder approval.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies that are principally engaged in business within the real estate industry.

A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will not own real estate directly.

The advisor selects companies exhibiting steady cash flows, financial stability, quality management and reasonable valuations.

The companies in which the Fund primarily invests include:

 . equity real estate investment trusts ("REITS") (only if they are traded on a securities exchange or NASDAQ);

 .  brokers, home builders and real estate developers;

 . companies with substantial real estate holdings (for example, paper and lumber producers, hotels and entertainment companies);

 .  manufacturers and distributors of building supplies;

 .  mortgage REITS; and

 .  financial institutions which issue or service mortgages.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will concentrate its investments in the real estate industry sector. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Real Estate Equity Investment Fund Class Y
Total Return
(per calendar year)

1995   11.98%
1996   34.43%
1997   22.40%
1998  -16.91%
1999   -4.62%
2000   21.79%

Year-to-date through September 30, 2001: 3.86%

                        Best Quarter:  Q4 1996   17.88%
                        Worst Quarter: Q3 1999 (10.27)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                       Since
                                                      Inception
                                      1 Year 5 Years (10/3/94)
                                        %       %        %
                ------------------------------------------------
                Class Y.............. 21.79    9.69    10.07
                S&P 500(R) Index/(1)/ (9.11)  18.32    20.40
                NAREIT Index/(1)/.... 26.36   10.10    10.48

--------------------------------------------------------------------------------
(1) Standard& Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. National Association of Real
            Estate Investment Trusts ("NAREIT") Equity Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. The Fund has changed its primary market index from the NAREIT Index to the S&P 500(R) Index to provide a comparison to a broad based market index. The index returns from inception for Class Y shares are from October 1, 1994.

 Fees and Expenses--Real Estate Equity Investment Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.74%
Other Expenses............................................................................... 0.31%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.05%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $107   $334    $579    $1,283

SMALL-CAP VALUE FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of small-capitalization companies. Small- capitalization companies are companies with market capitalizations within the range of the companies in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are $1.4 billion and below, which is less than the market capitalization of S&P 500 companies.

The Fund attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The Fund will usually invest in equity securities of companies that the advisor believes can be purchased at a price significantly below its inherent value. A company's equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, industry conditions or developments affecting the particular company.

In addition to valuation, the advisor considers these factors, among others, in choosing companies:

 .  a stable or improving earnings record;

 .  sound finances;

 .  above-average growth prospects;

 .  participation in a fast growing industry;

 .  strategic niche position in a specialized market; and

 .  adequate capitalization.

The Fund may write covered call options during especially volatile markets and also invest in equity securities of larger capitalization companies.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 . Derivatives Risk. The Fund may suffer a loss from its use of options, futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Small-Cap Value Fund Class Y
Total Return
(per calendar year)

1997  44.49%
1998  -6.46%
1999  -4.92%
2000  16.07%

Year-to-date through September 30, 2001: 6.37%

Best Quarter:  Q3 1997   22.59%
Worst Quarter: Q3 1998 (19.92)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                          Since
                                        Inception
                                 1 Year (12/26/96)
                                   %        %
---------------------------------------------------
Class Y......................... 16.07    10.69
Russell 2000(R) Value Index/(1)/ 22.80    10.51
Russell 2000(R) Index/(1)/...... (3.03)    8.82

--------------------------------------------------------------------------------
(1)The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000(R) Index is a capitalization-weighted total return index which is comprised of the bottom 2,000 based on capitalization of 3,000 largest U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange or the NASDAQ. The Fund has changed its primary market index from the Russell 2000(R) Index to the Russell 2000(R) Value Index which better represents the market in which the Fund invests. The index returns from inception for Class Y shares are from January 1, 1997.

 Fees and Expenses--Small-Cap Value Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses............................................................................... 0.29%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.04%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $106   $331    $574    $1,271

SMALL COMPANY GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in equity securities of small-capitalization companies. Small-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 2000 Index. Based on the most recent data available at printing, such capitalizations are approximately $1.4 billion and below, which is less than the market capitalization of typical S&P 500 companies.

The Fund focuses on growth-oriented smaller companies in its attempts to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

The advisor looks for financially stable companies that have strong potential for sustainable earnings. Among other factors, the advisor also considers whether the company:

 .  is participating in a fast-growing industry; and

 .  has a strategic niche position in a specialized market.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.

 . Small Company Stock Risk. The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of the Fund's portfolio. In addition, small company stocks typically are traded in lower volume making them more difficult to sell.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Small Company Growth Fund Class Y
Total Return
(per calendar year)

1992  17.80%
1993  13.14%
1994  -2.53%
1995  30.01%
1996  37.17%
1997  25.55%
1998  -7.23%
1999   2.31%
2000  -9.44%

Year-to-date through September 30, 2001: (30.80)%

                        Best Quarter:  Q2 1997   24.09%
                        Worst Quarter: Q3 1998 (21.02)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                              Since
                                                            Inception
                                            1 Year  5 Years (12/1/91)
                                              %        %        %
          ------------------------------------------------------------
          Class Y..........................  (9.44)   8.16    11.75
          Russell 2000(R) Growth Index/(1)/ (22.44)   7.14    10.20
          Russell 2000(R) Index/(1)/.......  (3.03)  10.31    13.39

--------------------------------------------------------------------------------
(1)The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000(R) Index is a capitalization weighted total return index which is comprised of the bottom 2,000 based on capitalization of the 3,000 largest U.S. domiciled companies whose stock is traded in the United States on the New York Stock Exchange, American Stock Exchange or the NASDAQ. The Fund has changed its primary market index from Russell 2000(R) Index to the Russell 2000(R) Growth Index which better represents the market in which the Fund invests.

 Fees and Expenses--Small Company Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.75%
Other Expenses............................................................................... 0.28%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.03%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $105   $328    $569    $1,259

FRAMLINGTON EMERGING
MARKETS FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of companies in emerging market countries, as defined by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development.

The sub-advisor first identifies the countries in which the Fund will invest using a ''top-down'' approach, primarily considering the impact of economic trends within each country, the sub-advisor then selects companies on a "bottom-up approach." which analyzes performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of products and services.

A company will be considered to be in an emerging market country if:

 . the company is organized under the laws of, or has a principal office in, an emerging market country;

 .  the company's stock is traded primarily in an emerging market country;

 .  most of the company's assets are in an emerging market country; or

 . most of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The Fund may also invest in foreign securities of companies located in countries with mature markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington Emerging Markets Fund Class Y

Total Return
(per calendar year)

1997   13.6%
1998  -27.27%
1999   86.29%
2000  -41.54%

Year-to-date through September 30, 2001: (24.36)%

Best Quarter:  Q3 2000   9.40%
Worst Quarter: Q3 1999 (2.52)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                Since
                                               Inception
                                      1 Year  (12/31/96)
                                        %         %
---------------------------------------------------------
Class Y.............................. (41.54)   (2.72)
MSCI Emerging Markets Free Index/(1)/ (30.61)   (8.26)
MSCI Emerging Markets Index/(1)/..... (28.84)   (7.09)

--------------------------------------------------------------------------------
(1)The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index used to measure the common stock price movement of freely investable opportunities for foreign investors in emerging market countries. The MSCI Emerging Markets Index is an unmanaged index used to measure the common stock price movement in emerging market countries. The Fund has changed its primary market index from the MSCI Emerging Markets Index to the MSCI Emerging Markets Free Index which better represents the market in which the Fund invests. The index returns from inception for Class Y shares are from January 1, 1997.

 Fees and Expenses--Framlington Emerging Markets Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.................................................   1.25%
Other Expenses..................................................   0.58%/(1)/
                                                                            -----
Total Annual Fund Operating Expenses............................   1.83%/(1)/
                                                                            =====

--------------------------------------------------------------------------------
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result the expected expense reimbursement, other operating expenses and total annual fund operating expenses based on the prior fiscal year would have been 0.48% and 1.73%, respectively. The advisor may eliminate all or a part of the expense reimbursement at any time.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $186   $576    $990    $2,148

FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of U.S. and foreign companies that are principally engaged in the financial services industries or companies providing services primarily within the financial services industries. The Fund focuses specifically on companies that are likely to benefit from growth or consolidation in the financial services industries.

Examples of companies in the financial services industry are:

 .  commercial, industrial and investment banks;

 .  savings and loan associations;

 .  brokerage companies;

 .  consumer and industrial finance companies;

 .  real estate and leasing companies;

 .  insurance companies; and

 .  holding companies for each of the above.

A company is "principally engaged" in the financial services industry if at least 50% of its gross income, net sales or net profits comes from activities in the financial services industry or if the company dedicates more than 50% of its assets to the production of revenues from the financial services industry.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies by analyzing a number of factors, including the growth prospects of a financial services company relative to the price of its stock.

The sub-advisor allocates assets among countries based on:

 . its analysis of the trends in the financial services industry in particular regions;

 .  the relative valuation of financial services companies in different regions;
   and

 . its assessment of the prospects for a particular equity market and its currency.

Under normal market conditions, the Fund invests at least 80% of its assets in at least three different countries, including the United States. The Fund may invest in companies located both in countries with mature markets and in those with emerging markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry. Financial services companies are subject to extensive governmental regulation that may limit the financial commitments they can make and the interest rates and fees they can charge. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting the financial services industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington Global Financial Services Fund Class Y


Date Percentage
1999  4.52%
2000 14.47%

Year-to-date through September 30, 2001: (20.74)%

Best Quarter:  Q3 2000   9.40%
Worst Quarter: Q3 1999 (2.52)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                           Since
                                          Inception
                                 1 Year  (6/24/98)
                                   %         %
----------------------------------------------------
Class Y.........................  14.47     7.68
MSCI World Index/(1)/........... (12.92)    6.32
MSCI World Financials Index/(1)/  11.00     7.07

--------------------------------------------------------------------------------
(1)The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index used to measure common stock price movement in developed countries.
   The MSCI World Financials Index (formerly the MSCI World Finance Index) is an unmanaged index which follows four sub-sectors (Insurance, Financial Services, Real Estate and Banking) of the MSCI World Index. The index returns from inception for Class Y shares are from July 1, 1998.

 Fees and Expenses - Framlington Global Financial Services Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees............................................... 0.75%
Other Expenses................................................ 1.65%
                                                                           -----
Total Annual Fund Operating Expenses.......................... 2.40%
                                                                           =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $243   $748   $1,280   $2,736

FRAMLINGTON HEALTHCARE FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing in equity securities of companies providing healthcare and medical services and products worldwide. Currently, most of these companies are located in the United States.

The Fund will invest in:

 .  pharmaceutical producers;

 .  biotechnology firms;

 .  medical device and instrument manufacturers;

 .  distributors of healthcare products;

 .  healthcare providers and managers; and

 .  other healthcare service companies.

Under normal market conditions, the Fund will invest at least 80% of its assets in healthcare companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities.

The sub-advisor selects companies using a "bottom-up approach" that identifies outstanding performance of individual companies before considering the impact of economic trends. The sub-advisor evaluates companies by analyzing a number of factors, including the growth prospects of a healthcare company relative to the price of its stock and companies that are at the leading edge of new developments in the healthcare industry.

The Fund's investments may include foreign securities of companies located in countries with mature markets.

 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Sector Risk. The Fund will invest primarily in companies that are principally engaged in the healthcare industry and companies providing services primarily within the real estate industry. Healthcare is particularly affected by rapidly changing technology and extensive government regulation, including cost containment measures. Adverse economic, business or political developments affecting that industry sector could have a major effect on the value of the Fund's investments. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of securities.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington Healthcare Fund Class Y
Total Return
(per calendar year)

1997  16.40%
1998   1.26%
1999  39.13%
2000  87.03%

Year-to-date through September 30, 2001: (35.33)%

Best Quarter:   Q1 2000   47.57%
Worst Quarter:  Q3 1998 (17.15)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                          Since
                                                        Inception
                                                1 Year  (12/31/96)
                                                  %         %
             ------------------------------------------------------
             Class Y...........................  87.03    32.31
             MSCI World Index/(1)/............. (12.92)   12.17
             Russell 2000 Healthcare Index/(1)/  46.35    18.46
             S&P Healthcare Index..............  35.95    26.81

--------------------------------------------------------------------------------
(1)Morgan Stanley Capital International (MSCI) World Index is an unmanaged index used to measure common stock price movement in developed countries.
   The Russell 2000 Healthcare Index is an unmanaged index which follows the healthcare sectors of the Russell 2000 Index. The S&P Healthcare Index is a capitalization-weighted index of all the S&P 500 stocks that are involved in the business of healthcare related products or services. The Fund has changed its primary market index from the S&P Healthcare Index to the MSCI World Index to provide a comparison to a broad based market index. The index returns from inception for Class Y shares are from January 1, 1997.

 Fees and Expenses--Framlington Healthcare Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
                            Management Fees.................................................. 0.87%
                            Other Expenses................................................... 0.43%
                                                                                              -----
                            Total Annual Fund Operating Expenses............................. 1.30%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $132   $412    $713    $1,568

FRAMLINGTON INTERNATIONAL GROWTH FUND


 Goal

The Fund's goal is to provide long-term capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing at least 80% of its assets in equity securities of issuers located in at least three foreign countries.

The sub-advisor will choose companies that demonstrate:

 .  above-average profitability;

 .  high quality management; and/or

 . the ability to grow faster than the average company within its country or sector.

The sub-advisor selects companies using a "bottom-up approach" that analyzes the performance of individual companies before considering the impact of economic trends. The sub-advisor generally selects stocks of companies that the sub-advisor believes can grow their earnings faster than the market.

The sub-advisor makes asset allocation decisions within established guidelines based on the weightings of the Fund's benchmark (the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index). These decisions take into account such factors as economic and monetary conditions, as well as valuations, relative to the domestic market.

The Fund may invest in companies domiciled in countries with developed or emerging markets.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

 . Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.

 . Foreign Securities Risk. The Fund's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Framlington International Growth Fund Class Y
Total Return (%)
(per calendar year)

1997   2.22
1998  15.64
1999  45.50
2000 (18.18)

Year-to-date through September 30, 2001: (31.00)%

Best Quarter:  Q4 1999   26.08%
Worst Quarter: Q3 1998 (17.50)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                               Since
                             Inception
                     1 Year  (12/31/96)
                       %         %
----------------------------------------
Class Y............. (18.18)    8.91
MSCI EAFE Index/(1)/ (13.95)    7.69

--------------------------------------------------------------------------------
(1)Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand and countries in the Far East. The index return from inception for Class Y shares is from January 1, 1997.

 Fees and Expenses--Framlington International Growth Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 1.00%
Other Expenses............................................................................... 0.56%/(1)/
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 1.56%/(1)/
                                                                                              =====

--------------------------------------------------------------------------------
(1)The advisor has voluntarily agreed to reimburse the Fund for certain operating expenses. As a result of the expected expense reimbursement, other operating expenses and total annual fund operating expenses based on the prior fiscal year would have been 0.44% and 1.44%, respectively. The advisor may eliminate all or a part of the expense reimbursement at any time.

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $159   $493    $850    $1,856

 INCOME FUNDS


BOND FUND


 Goal

The Fund's primary goal is to provide a high level of current income. Its secondary goal is capital appreciation.


 Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities. These may include:

 . U.S. Government securities and repurchase agreements collateralized by such securities;

 .  obligations of state, local and foreign governments;

 .  obligations of domestic and foreign banks;

 .  obligations of domestic and foreign corporations;

 .  zero coupon bonds, debentures and convertible debentures;

 .  mortgage and other asset-backed securities; and

 .  stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issuers. The advisor invests in all bond market sectors and actively trades the portfolio across issuers and sectors.

The Fund's dollar-weighted average maturity will generally range between six and fifteen years.

The Fund will generally purchase only fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities, including "junk" bonds.


 Principal Risks

All investments carry some degree of risk which will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the value. Certain types of mortgage-backed net asset securities, such as collaterized mortgage obligations, may be more volatile and less liquid than other types.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Bond Fund Class Y
Total Return (%)
(per calendar year)

1992   1.14
1993  11.17
1994  (4.09)
1995  17.74
1996   2.72
1997   8.85
1998   8.90
1999  (2.94)
2000  10.28

Year-to-date through September 30, 2001: 5.31%

Best Quarter:   Q2 1995   5.88%
Worst Quarter:  Q1 1994 (3.34)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                  Since
                                                Inception
                                 1 Year 5 Years (12/1/91)
                                   %       %        %
----------------------------------------------------------
Class Y......................... 10.28   5.44     6.16
Lehman Aggregate Bond Index/(1)/ 11.63   6.46     7.38
Lehman Gov't/Credit Index/(1)/.. 11.85   6.24     7.46
Lehman Blended Index/(1)/....... 10.51   6.14     7.54

--------------------------------------------------------------------------------
(1)The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Government/Credit
   Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Credit
   Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Lehman Blended Index is 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Government/Credit Index. The Fund has changed its primary market index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index which better represents the market in which the Fund invests.

 Fees and Expenses--Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses............................................................................... 0.23%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.73%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $75    $233    $406     $906

INTERMEDIATE BOND FUND


 Goal

The Fund's goal is to provide a competitive rate of return which, over time, exceeds the rate of inflation and the return provided by money market instruments.


 Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities. These may include:

 . U.S. Government securities and repurchase agreements collateralized by such securities;

 .  obligations of state, local and foreign governments;

 .  obligations of domestic and foreign banks;

 .  obligations of domestic and foreign corporations;

 .  zero coupon bonds, debentures and convertible debentures;

 .  mortgage and other asset-backed securities; and

 .  stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issues.

The Fund's dollar-weighted average maturity will generally range between three and ten years.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities, including "junk" bonds.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-backed securities, such as collaterized mortgage obligations, may be more volatile and less liquid than other types.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some case significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Intermediate Bond Fund Class Y
Total Return (%)
(per calendar year)

1992   6.79
1993   8.05
1994  (3.08)
1995  14.01
1996   3.13
1997   7.21
1998   7.21
1999   0.20
2000   9.12

Year-to-date through September 30, 2001: 7.72%

                         Best Quarter:  Q2 1995   4.55%
                         Worst Quarter: Q1 1994 (2.58)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                     Since
                                                   Inception
                                    1 Year 5 Years (12/1/91)
                                      %       %        %
-------------------------------------------------------------
Class Y............................  9.12   5.89     5.32
Lehman Int. Gov't/Credit Index/(1)/ 10.11   6.11     6.78

--------------------------------------------------------------------------------
(1)The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government with a maturity between one and ten years and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collaterized mortgage obligations.

 Fees and Expenses--Intermediate Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses............................................................................... 0.21%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.71%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $73    $227    $395     $883

INTERNATIONAL BOND FUND


 Goal

The Fund's goal is to realize a competitive total return through a combination of current income and capital appreciation.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities of foreign issuers. These may include:

 . obligations issued by foreign governments, their agencies, instrumentalities or political subdivisions;

 . obligations issued or guaranteed by supranational organizations (such as the World Bank);

 .  obligations of foreign banks or bank holding companies; and

 .  obligations of foreign corporations.

The Fund will invest in the securities of issuers in at least three foreign countries.

The Fund's strategy focuses on analysis of bond yield relationships and specifically focuses on making allocation decisions based on yield relationships between countries, pricing inefficiencies in the marketplace and yield curve analysis.

The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities, including "junk" bonds. The portfolio's dollar-weighted average maturity will generally range between three and fifteen years.

The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Foreign Securities Risk. The Fund's investments in foreign securities involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.

   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.

   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

International Bond Fund Class Y
Total Return (%)
(per calendar year)

1997  (4.87)
1998  17.64
1999  (5.42)
2000  (3.53)

Year-to-date through September 30, 2001: 0.30%

Best Quarter:  Q3 1998   9.51%
Worst Quarter: Q1 1997 (5.51)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                            Since
                                          Inception
                                   1 Year (10/2/96)
                                     %        %
----------------------------------------------------
Class Y........................... (3.53)   1.06
Salomon Non-U.S.$ World Index/(1)/ (2.63)   1.48

--------------------------------------------------------------------------------
(1)The Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, Dm 30 billion and (Yen)2.5 trillion. The index return from inception for Class Y shares is from October 1, 1996.

 Fees and Expenses--International Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses............................................................................... 0.35%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.85%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $87    $271    $471    $1,049

U.S. GOVERNMENT INCOME FUND


 Goal

The Fund's goal is to provide high current income.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in a broad range of U.S. Government securities. U.S. Government securities are high-quality securities, including mortgage-backed securities, issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and an analysis of such factors as interest rate relationships, the relative attractiveness of the government-related sectors of the market and the characteristics of individual issues.

The Fund's dollar-weighted average maturity generally will range between six and fifteen years.

The Fund may also invest in other fixed income securities that are rated AAA or better, or if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

U.S. Government Income Fund Class Y
Total Return (%)
(per calendar year)

1995  17.49
1996   3.13
1997   8.99
1998   7.50
1999  (0.88)
2000  11.64

Year-to-date through September 30, 2001: 8.34%

Best Quarter:                               Q2 1995                     5.97%
Worst Quarter:                              Q1 1996                   (2.08)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                            Since
                                                          Inception
                                           1 Year 5 Years (7/5/94)
                                             %       %        %
            --------------------------------------------------------
            Class Y....................... 11.64   5.98     7.21
            Lehman Gov't Bond Index/(1)/.. 13.23   6.49     7.84
            Lehman Gov't/Credit Index/(1)/ 11.85   6.24     7.78

--------------------------------------------------------------------------------
(1)The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible debt of the U.S.
   Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. The Lehman Brothers
   Government/Credit Index is a weighted composite of (i) Lehman Brothers Government Bond Index, and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Fund has changed its primary market index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Government Bond Index which better represents the market in which the Fund invests. The index returns from inception for Class Y shares are from July 1, 1994.

 Fees and Expenses--U.S. Government Income Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses............................................................................... 0.22%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.72%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $74    $230    $401     $894

 TAX-FREE FUNDS


MICHIGAN TAX-FREE BOND FUND
(Offered only in the State of Michigan)


 Goal

The Fund's goal is to provide as high a level of current interest income exempt from regular Federal income taxes and Michigan state income tax as is consistent with prudent investment management and preservation of capital.


 Principal Investment Strategies

The Fund pursues its goal by investing, under normal market conditions, at least 80% of the Fund's net assets in debt securities issued by the State of Michigan and its political subdivisions. The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal conditions at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes and Michigan state income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.

The Fund will invest primarily in Michigan municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.

The Fund may also invest in taxable income securities that are rated Single A or better or, if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

 . State-Specific Risk. Because the Fund invests primarily in a portfolio of Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Michigan Tax-Free Bond Fund Class Y
Total Return (%)
(per calendar year)

1995  17.05
1996   3.28
1997   9.76
1998   5.90
1999  (3.96)
2000  12.64

Year-to-date through September 30, 2001: 5.27%

Best Quarter:   Q1 1995   6.84%
Worst Quarter:  Q2 1999 (2.81)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                            Since
                                                          Inception
                                           1 Year 5 Years (1/3/94)
                                             %       %        %
            --------------------------------------------------------
            Class Y....................... 12.46   5.36     4.96
            Lehman 20-Year Muni Index/(1)/ 15.23   6.32     6.19
            Lehman 15-Year Muni Index/(1)/ 13.15   6.48     6.30
            Lehman Blended Index/(1)/..... 13.05   6.27     6.11

--------------------------------------------------------------------------------
(1)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index. The Fund has changed its primary market index from the Lehman Brothers 20-Year Municipal Bond Index to the Lehman Brothers 15-Year Municipal Bond Index which better represents the market in which the Fund invests. The index returns from inception for Class Y shares are from January 1, 1994.

 Fees and Expenses--Michigan Tax-Free Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses............................................................................... 0.23%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.73%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $75    $233    $406     $906

TAX-FREE BOND FUND


 Goal

The Fund's goals are to provide as high a level of current interest income exempt from Federal income taxes and to generate as competitive a long-term rate of return as is consistent with prudent investment management and preservation of capital.


 Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in debt securities. The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal market conditions, at least 80% of its net assets in municipal obligations, the interest from which is exempt from regular Federal income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.

In selecting securities for the Fund, the advisor places a premium on value and diversifies the Fund's portfolio holdings across maturities, industries and geographic locations. The Fund may, however, invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions.

The Fund invests primarily in intermediate-term and long-term municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.

The Fund may also invest in taxable fixed income securities that are rated Single A or better or, if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

 . State-Specific Risk. Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Tax-Free Bond Fund Class Y
Total Return (%)
(per calendar year)

1995  16.07
1996   2.38
1997  10.13
1998   5.58
1999  (3.85)
2000  12.01

Year-to-date through September 30, 2001: 5.25%

Best Quarter:  Q1 1995   6.10%
Worst Quarter: Q2 1999 (2.93)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                            Since
                                                          Inception
                                           1 Year 5 Years (7/21/94)
                                             %       %        %
            --------------------------------------------------------
            Class Y....................... 12.01   5.09     6.22
            Lehman 20-Year Muni Index/(1)/ 15.23   6.32     7.43
            Lehman 15-Year Muni Index/(1)/ 13.15   6.48     7.43
            Lehman Blended Index/(1)/..... 13.05   6.27     7.21

--------------------------------------------------------------------------------
(1)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index 1/3, 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index. The Fund has changed its primary market index from the Lehman Brothers 20-Year Municipal Bond Index to the Lehman Brothers 15-Year Municipal Bond Index which better represents the market in which the Fund invests.The index returns from inception for Class Y shares are from August 1, 1994.

 Fees and Expenses--Tax-Free Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses............................................................................... 0.26%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.76%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $78    $243    $422     $942

TAX-FREE SHORT-INTERMEDIATE BOND FUND


 Goal

The Fund's goals are to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments.


 Principal Investment Strategies

The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in debt securities. The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal market conditions, at least 80% of its net assets in securities, the interest from which is exempt from regular Federal income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.

The Fund generally holds obligations with remaining maturities of five years or less but may invest in obligations with greater remaining maturities. The Fund's dollar-weighted average maturity will generally range between two and six years.

The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions.

The Fund may also invest in taxable fixed income securities that are rated Single A or better or, if unrated, are of comparable quality.


 Principal Risks

All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

 . State-Specific Risk. Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Tax-Free Short-Intermediate Bond Fund Class Y
Total Return (%)
(per calendar year)

1993   7.05
1994  (2.49)
1995  11.71
1996   3.18
1997   5.88
1998   4.94
1999   0.15
2000   6.73

Year-to-date through September 30, 2001: 5.88%

Best Quarter:  Q1 1995   4.68%
Worst Quarter: Q1 1994 (3.22)%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                             Since
                                                           Inception
                                            1 Year 5 Years (12/17/92)
                                              %       %        %
          ------------------------------------------------------------
          Class Y..........................  6.73   4.15      4.59
          Lehman Int. Short Muni Index/(1)/  7.67   4.88      6.37

--------------------------------------------------------------------------------
(1)The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and ten years. Prior to July 31, 1993 the Tax-Free Short-Intermediate Fund is compared to the Lehman Brothers 5 Year General Obligation Index, a performance benchmark for the short-term investment-grade tax-exempt bond market. The index return from inception for Class Y shares is January 1, 1993.

 Fees and Expenses--Tax-Free Short-Intermediate Bond Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.50%
Other Expenses............................................................................... 0.22%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.72%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $74    $230    $401     $894

 MONEY MARKET FUNDS


CASH INVESTMENT FUND


 Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of U.S.
dollar-denominated money market instruments.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in the net asset value. Certain types of mortgage-backed securities, such as collaterized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Cash Investment Fund Class Y
Total Return (%)
(Per Calendar Year)

1991  5.77
1992  3.34
1993  2.72
1994  3.78
1995  5.58
1996  5.02
1997  5.19
1998  5.19
1999  4.83
2000  6.04

Year-to-date through September 30, 2001: 3.26%

                          Best Quarter:  Q1 1991 1.62%
                          Worst Quarter: Q2 1993 0.66%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                     Since
                                                   Inception
                           1 Year 5 Years 10 Years (3/14/90)
                             %       %       %         %
                   ------------------------------------------
                   Class Y  6.04   5.26     4.74     4.98

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Cash Investment Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.35%
Other Expenses............................................................................... 0.21%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.56%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $57    $179    $313     $701

MONEY MARKET FUND


 Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund's goal is "fundamental" and cannot be changed without a shareholder vote.


 Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of U.S.
dollar-denominated money market instruments.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates or prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collaterized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Money Market Fund Class Y
Total Return (%)
(per calendar year)

1994  3.68
1995  5.20
1996  4.94
1997  5.05
1998  5.04
1999  4.63
2000  5.84

Year-to-date through September 30, 2001: 3.24%

Best Quarter:  Q3 2000 1.52%
Worst Quarter: Q1 1994 0.61%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                         Since
                       Inception
        1 Year 5 Years (8/18/93)
          %       %        %
---------------------------------
Class Y  5.84   5.10     4.80

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.40%
Other Expenses............................................................................... 0.27%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.67%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $68    $214    $373     $835

TAX-FREE MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing substantially all of its assets in short-term, U.S. dollar-denominated municipal obligations, the interest on which is exempt from regular Federal income tax.

The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest under normal market conditions, at least 80% of its net assets in obligations, the interest from which is exempt from regular Federal income tax.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:

 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Tax-Free Money Market Fund Class Y
Total Return (%)
(per calendar year)

1991  4.23
1992  2.66
1993  2.06
1994  2.37
1995  2.38
1996  2.99
1997  3.14
1998  2.98
1999  2.77
2000  3.62

Year-to-date through September 30, 2001: 1.92%

                          Best Quarter:  Q1 1991 1.09%
                          Worst Quarter: Q1 1994 0.45%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                     Since
                                                   Inception
                           1 Year 5 Years 10 Years (3/14/90)
                             %       %       %         %
                   ------------------------------------------
                   Class Y  3.62   3.10     3.02     3.21

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Tax-Free Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.35%
Other Expenses............................................................................... 0.21%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.56%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $57    $179    $313     $701

U.S. TREASURY MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing its assets solely in short-term bonds, bills and notes, issued by the U.S. Treasury (including "stripped" securities) and in repurchase agreements relating to such obligations.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risk:

 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns for different calendar periods over the life of the Fund.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

U.S. Treasury Money Market Fund Class Y
Total Return (%)
(per calendar year)

1991  5.44
1992  3.29
1993  2.60
1994  3.59
1995  5.33
1996  4.83
1997  4.97
1998  4.86
1999  4.41
2000  5.61

Year-to-date through September 30, 2001: 2.87%

                          Best Quarter:  Q1 1991 1.51%
                          Worst Quarter: Q2 1993 0.63%

Average Annual Total Return
(for the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                  Since
                                Inception
        1 Year 5 Years 10 Years (3/14/90)
          %       %       %         %
------------------------------------------
Class Y  5.61   4.94     4.49     4.70

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--U.S. Treasury Money Market Fund

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.

        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None

Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees.............................................................................. 0.35%
Other Expenses............................................................................... 0.26%
                                                                                              -----
Total Annual Fund Operating Expenses......................................................... 0.61%
                                                                                              =====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $62    $195    $340     $762

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------


This section further describes the Funds' principal investment strategies and risks that are summarized in the section entitled "Risk/Return Summary." The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The Glossary below explains certain terms used throughout this prospectus.


 Glossary

TYPES OF FUNDS


Equity Funds are the Balanced Fund, Bio(Tech)2 Fund, Digital Economy Fund, Future Technology Fund, International Equity Fund, International NetNet Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, MidCap Select Fund, Multi-Season Growth Fund, NetNet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small Company Growth Fund, Framlington Emerging Markets Fund, Framlington Global Financial Services Fund, Framlington Health Care Fund and Framlington International Growth Fund.


Income Funds are the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund.

Tax-Free Funds are the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund.

Money Market Funds are the Cash Investment Fund, Money Market, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund.

TYPES OF SECURITIES

American Depositary Receipts (ADRs) are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets.

Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or NASDAQ National Market System or unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Fixed income or debt securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.

Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.

Money market instruments are high-quality, short-term instruments including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

RATING AGENCIES

Moody's is Moody's Investor Services, Inc.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

S&P is Standard & Poor's Rating Services.


 Principal Investment Strategies and Risks

Foreign Securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency. Yankee bonds are dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

   Investment Strategy. Bio(Tech)2 Fund, International Equity Fund, Framlington Emerging Markets Fund, International NetNet Fund, Framlington Global Financial Services Fund, Framlington Healthcare Fund, Framlington International Growth Fund and International Bond Fund will invest all or a substantial portion of their total assets in foreign securities.

   Special Risks. Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

   Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

   Additional risks are involved when investing in countries with emerging economies or securities markets. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and may have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

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   A further risk of investing in foreign securities is the risk that a Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world markets and affect European markets in particular.

Investment Grade Credit Ratings. A security is considered investment grade if, at the time of purchase, it is rated:

 .  BBB or higher by S&P;

 .  Baa or higher by Moody's;

 .  BBB or higher by Duff & Phelps; or

 .  BBB or higher by Fitch.

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

   Investment Strategy. Fixed income and convertible securities purchased by the Funds will generally be rated at least investment grade, except that the Funds may also invest in unrated securities if the advisor or sub-advisor believes they are comparable in quality.

   Special Risks. Although securities rated "BBB" by S&P, Duff & Phelps or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor or sub-advisor will consider such an event in determining whether the Fund should continue to hold the security.

U.S. Government Securities. U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. These securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.

Credit Quality of the Tax-Free Funds. The Tax-Free Funds focus on investing in long-term instruments that are rated "A" or better by Moody's or S&P or, if unrated, are of comparable quality. These Funds will invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.

Short-Term Trading. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights.

   Investment Strategy. Some Funds may engage in short-term trading of portfolio securities, including, in the case of the Equity Funds, initial public offerings, which may result in increasing the Funds' turnover rate.

   Special Risks. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund's performance.

Defensive Investing. Defensive investing occurs when a Fund invests all or any portion of its assets in short-term obligations as a temporary defensive measure in response to adverse market or economic conditions.

   Investment Strategy. Each Fund may employ defensive investment techniques and investments on a temporary basis.

   Special Risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations.

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 Other Investment Strategies and Risks

Asset-Backed Securities. Asset-backed securities are debt securities backed by mortgages, installment sales contract and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

   Investment Strategy. All Income Funds, Balanced Fund, Framlington Global Financial Services Fund, Money Market Fund and Cash Investment Fund may invest a portion of their assets in asset-backed securities.

   Special Risks. In addition to credit and stock market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

Borrowing and Reverse Repurchase Agreements.Money may be borrowed from banks and reverse repurchase agreements may be entered into with banks and other financial institutions for emergency purposes and redemptions. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

   Investment Strategy. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.

   Special Risks. Borrowings and reverse repurchase agreements by a Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Derivatives. "Derivative" instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, swaps, and forward currency exchange contracts.

A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

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

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

   Investment Strategy. All Funds (except the U.S. Treasury Money Market Fund) may use derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Funds may, but are not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Funds will not use derivatives for speculative purposes.

   A Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

   Forward currency exchange contracts may be used for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the advisor or sub-advisor, and no Fund is required to hedge its foreign currency positions.

   The Equity Funds, Income Funds, Tax-Free Free Bond Fund and Michigan Tax-Free Bond Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging purposes. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.

   Special Risks. The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
   (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Guaranteed Investment Contracts. Guaranteed investment contracts are agreements by a Fund to make payments to an insurance company's general account in exchange for a minimum level of interest based on an index.

   Investment Strategy. The Income Funds, Cash Investment Fund and Money Market Fund may invest in guaranteed investment contracts.

   Special Risks. Guaranteed investment contracts are considered illiquid investments and are acquired subject to a Fund's limitation on illiquid investments.

Lower-Rated Debt Securities. These securities, also known as "junk bonds," are rated BB or lower by S&P or the equivalent rating by another rating agency. Junk bonds have speculative elements or are predominantly speculative credit risks; therefore, credit risk is particularly significant. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities.

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

Municipal Obligations. Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

   Investment Strategy. The Tax-Free Funds
   and Tax-Free Money Market Fund will normally invest at least 80% of their net assets in municipal obligations.

   Special Risks. Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the Federal alternative minimum tax
   (AMT). Although Tax-Free Money Market Fund may invest more than 25% of its net assets in municipal revenue obligations, it does not intend to do so on a regular basis. If it does, it will be riskier than a fund which does not concentrate to such an extent on similar projects.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

   Investment Strategy. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of a Fund's total assets (including the loan collateral).

   Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Stripped Securities. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

   Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Fund's total returns.

Temporary Investments. Short-term obligations refer to U.S. Government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.

   Investment Strategy. Each Fund may invest a portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Tax-Free Funds and Tax-Free Money Market Fund may hold uninvested cash if, in the advisor's opinion, suitable tax-exempt securities are not available. Each Tax-Free Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

   Special Risks. A Fund may not achieve its investment objective when its asset are invested in short-term obligations.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

   Special Risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

   Special Risks. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

   Special Risks. The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

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YOUR INVESTMENT
--------------------------------------------------------------------------------


This section describes how to do business with the Funds.


 How to Reach the Funds

By telephone: 1-800-438-5789
           Call for shareholder services.

By mail:
           The Munder Funds
           c/o PFPC Inc.
           P.O. Box 9701
           Providence, RI 02940

By overnight delivery:
           The Munder Funds
           c/o PFPC Inc.
           4400 Computer Drive
           Westborough, MA 01581


 Purchasing Shares

Who May Purchase Shares
The following persons may purchase Class Y shares of the Funds:

 .  fiduciary and discretionary accounts of institutions;

 . institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);

 . directors, trustees, officers and employees of the Munder Funds, the advisor and the Funds' distributor;

 .  the advisor's investment advisory clients; and

 .  family members of employees of the advisor.

Each Fund also issues other classes of shares, which have different sales charges, expense levels and performance. Call (800) 438-5789 to obtain more information about the Funds' other classes of shares.

Purchase Price of Shares
Class Y shares of the Funds are sold at the net asset value (NAV) next determined after a purchase order is received in proper form.

Broker-dealers or financial advisors (other than the Funds' distributor) may charge you a fee for shares you purchase through them.

Policies for Purchasing Shares

Minimum initial investment
The minimum initial investment by fiduciary and discretionary accounts of institutions and by institutional investors is $500,000 ($250,000 for the Real Estate Equity Investment Fund). Other investors are not subject to any minimum.

There is no minimum for subsequent investments.

Timing of orders
Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares
You may purchase Class Y shares through the Funds' transfer agent, through the Funds' distributor or through arrangements with a broker-dealer, financial advisor or other financial institution.

 . Through a Financial Institution. You may purchase shares through a broker-dealer, financial advisor or other financial institution through procedures established with that institution. Confirmations of share purchases will be sent to the institution.

 . By Mail. You may open an account directly through the Funds' transfer agent by completing, signing and mailing an account application form and a check or other negotiable bank draft (payable to The Munder Funds) to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery,

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

  to The Munder Funds, c/o PFPC Inc., 4000 Computer Drive, Westborough, MA 01581. You can obtain an account application form by calling (800) 438-5789. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check to the applicable address listed above. We reserve the right to refuse any payment such as temporary checks, credit cards or third-party checks.

 . By Wire. To open a new account, you should call the Funds at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the transfer agent at the address provided above. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

   Boston Safe Deposit and Trust Company
   Boston, MA
   ABA# 011001234
   DDA# 16-798-3
   Account No.:

You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

 .  You may purchase shares through the Automatic Investment Plan.


 Exchanging Shares

Policies for Exchanging Shares
 . You may exchange your Fund shares for Class Y shares of other Munder Funds based on their relative net asset values.

 . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

 . A share exchange may be a taxable event and, accordingly, you may realize a taxable gain or loss.

 . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or calling the Munder Funds at (800) 438-5789.

 .  Brokers or financial advisors may charge you a fee for handling exchanges.

 . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.


 Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form.

Policies for Redeeming Shares
 . Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

 . If we receive a redemption order for a Fund (other than a Money Market Fund) before 4:00 p.m. (Eastern time), we will normally wire payment to the redeeming institution on the next business day. If we receive a redemption order for a Money Market Fund before 12:00 noon (Eastern time), we will normally wire payment to the redeeming institution on the same business day. If an order for a Money Market Fund is received between 12:00 noon and 4:00 p.m. (Eastern time), we will normally wire redemption proceeds the next business day.

Methods for Redeeming Shares
 . You may redeem shares of all Funds through your broker-dealer, financial advisor or financial institution.

 . You may redeem a portion of your shares of the Income Funds (other than the International Bond Fund), the Tax-Free Funds and the Money Market Funds through the free checkwriting privilege.

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

 Additional Policies for Purchases, Exchanges and Redemptions

 . We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

 .  If your purchase order and payment for the Cash Investment Fund and U.S.
   Treasury Money Market Fund is received in proper form before 2:45 p.m. (Eastern time), you will receive dividends for that day. If your redemption order is received before 2:45 p.m. (Eastern time), you will not receive dividends for that day.

  If your purchase order and payment for the Money Market Fund and Tax-Free Money Market Fund is received in proper form before 12:00 p.m. (Eastern time), you will receive dividends for that day. If your redemption order is received before 12:00 p.m. (Eastern time), you will not receive dividends for that day.

 . The Funds reserve the right to reject any purchase order, including exchanges from other Munder Funds.

 . At any time, the Funds may change any of their purchase, redemption or exchange practices, and may suspend the sale of their shares.

 . The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 .  To limit the Funds' expenses, we no longer issue share certificates.

 .  A Fund may temporarily stop redeeming shares if:

   . the NYSE is closed;

   . trading on the NYSE is restricted;

   . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   . the SEC orders the Fund to suspend redemptions.

 . If accepted by a Fund, investors may purchase shares of the Fund (other than the Real Estate Equity Investment Fund) with securities which the Fund may hold. The advisor will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

 . The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Fund's transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.

 . We may redeem your account if its value falls below $2,500 upon 30 days' advance written notice.

 . If you purchased shares directly through the Funds' transfer agent, the transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. Confirmations of transactions effected through an institution will be sent to the institution.

 . Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

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

 Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Funds at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

Free Checkwriting. Free checkwriting is available to holders of Class Y shares of the Income Funds (other than the International Bond Fund), Tax-Free Funds and Money Market Funds who complete a checkwriting authorization form and return it to the Funds' transfer agent. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' notice to you.


 Other Information

The Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.
The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payments or payments for other shareholder services or out of their own resources and without additional cost to the Funds or their shareholders.

Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

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

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


Each Fund's NAV is calculated on each day the (NYSE) is open. The NAV per share is the value of a single Fund share. NAV for Class Y shares is calculated by
(1) taking the current value of a Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund (other than the Money Market Funds) is generally based on the current market value of the securities held in the Fund.

The Money Market Funds' assets may be priced and these Funds may be open for business on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m., Eastern time, on any day the money markets are open but the NYSE is closed will be effected at the net asset value per share of the applicable class of shares of the Money Market Fund determined as of 4:00 p.m., Eastern time, on that date. To the extent that other Munder Funds are not open for business, no shareholder exchange activity will be permitted with such other Funds on such days.

If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Boards of Directors/Trustees of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Boards of Directors/Trustees for the Funds to fair value each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Boards of Directors/Trustees of the Funds at the regularly scheduled quarterly meeting of the Boards.

In determining each Money Market Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Directors/Trustees determine that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Boards of Directors/Trustees. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS
--------------------------------------------------------------------------------


As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

BALANCED FUND, LARGE-CAP VALUE FUND, SMALL COMPANY GROWTH FUND AND INTERNATIONAL BOND FUND

These Funds pay dividends, if any, quarterly.


BIO(TECH)/2 /FUND, DIGITAL ECONOMY FUND, FUTURE TECHNOLOGY FUND, FRAMLINGTON EMERGING MARKETS FUND, FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND, FRAMLINGTON HEALTHCARE FUND, FRAMLINGTON INTERNATIONAL GROWTH FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL NETNET FUND, LARGE-CAP GROWTH FUND, MICRO-CAP EQUITY FUND, MIDCAP SELECT FUND, MULTI-SEASON GROWTH FUND, NETNET FUND, POWER PLUS FUND AND SMALL-CAP VALUE FUND


These Funds pay dividends, if any, at least annually.

BOND FUND, INTERMEDIATE BOND FUND, U.S. GOVERNMENT INCOME FUND, MICHIGAN TAX-FREE BOND FUND, TAX-FREE BOND FUND, TAX-FREE SHORT-INTERMEDIATE BOND FUND AND REAL ESTATE EQUITY INVESTMENT FUND

These Funds pay dividends, if any, monthly.

CASH INVESTMENT FUND, TAX-FREE MONEY MARKET FUND, MONEY MARKET FUND AND U.S. TREASURY MONEY MARKET FUND

Dividend distributions are declared daily and paid monthly.

ALL FUNDS

All Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Each Fund will pay distributions in additional shares of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------


Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.


 Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Tax-Free Funds and the Tax-Free Money Market Fund expect that a portion of their dividend distributions will be exempt from federal income tax. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.


 Taxes on Sales or Exchanges

If you sell shares of a Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale or an exchange will result in a taxable gain.


 Other Considerations

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT
--------------------------------------------------------------------------------


 Investment Advisor and Sub-Advisor

Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of each Fund. World Asset Management ("World"), a division of MCM, 255 East Brown Street, Birmingham, Michigan 48009, is responsible for managing the International Equity Fund. World is a wholly-owned subsidiary of MCM. As of June 30, 2001, MCM and World (a wholly-owned subsidiary as of that date) had approximately $37.8 billion in assets under management, of which $23.1 billion were invested in equity securities, $7.1 billion were invested in money market or other short-term instruments, $5.9 billion were invested in other fixed income securities and $1.7 billion were invested in balanced investments.

Framlington Overseas Investment Management Limited ("Framlington"), an affiliate of MCM, is the sub-advisor of the Framlington Funds, the Bio(Tech)2 Fund and the International NetNet Fund.

The advisor provides overall investment management for the Funds. Except for the Framlington Funds, the Bio(Tech)2 Fund and the International NetNet Fund, the advisor provides all research and credit analysis and is responsible for all purchases and sales of portfolio securities.

Framlington provides research and credit analysis for each of the Framlington Funds and the Bio(Tech)/2/ Fund and is responsible for making all purchases and sales of portfolio securities for the Bio(Tech)/2/ Fund and for each of the Framlington Funds, other than the Framlington Global Financial Services Fund.

Framlington provides foreign research and credit analysis for the Framlington Global Financial Services Fund and the International NetNet Fund and is responsible for making all purchases and sales of foreign portfolio securities. Framlington is responsible for the allocation of the Framlington Global Financial Services Fund's assets among countries. To the extent the Funds invest in domestic securities, MCM provides research and credit analysis and is responsible for making all purchases and sales of domestic portfolio securities.

During the fiscal year ended June 30, 2001, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund (after waivers, if any) as follows:


                  Balanced Fund........................ 0.65%
                  Bio(Tech)/2 /Fund.................... 1.25%
                  Digital Economy Fund................. 0.75%
                  Future Technology Fund............... 1.00%
                  International NetNet Fund............ 1.25%
                  International Equity Fund............ 0.75%
                  Large-Cap Growth Fund................ 0.75%
                  Large-Cap Value Fund................. 0.75%
                  Micro-Cap Equity Fund................ 1.00%
                  MidCap Select Fund................... 0.75%
                  Multi-Season Growth Fund............. 0.75%
                  NetNet Fund.......................... 1.00%
                  Power Plus Fund...................... 0.75%
                  Real Estate Equity Investment Fund... 0.74%
                  Small-Cap Value Fund................. 0.75%
                  Small Company Growth Fund............ 0.75%
                  Framlington Emerging Markets Fund.... 1.25%
                  Framlington Global Financial Services
                    Fund............................... 0.75%
                  Framlington Healthcare Fund.......... 0.87%
                  Framlington International Growth Fund 1.00%
                  Bond Fund............................ 0.50%
                  Intermediate Bond Fund............... 0.50%
                  International Bond Fund.............. 0.50%
                  U.S. Government Income Fund.......... 0.50%
                  Michigan Tax-Free Bond Fund.......... 0.50%
                  Tax-Free Bond Fund................... 0.50%
                  Tax-Free Short-Intermediate Bond Fund 0.50%
                  Cash Investment Fund................. 0.35%
                  Money Market Fund.................... 0.40%
                  Tax-Free Money Market Fund........... 0.35%
                  U.S. Treasury Money Market Fund...... 0.35%

Performance Information. The tables below contain performance information for certain Funds created through the conversion of a common or collective trust fund that had investment objectives and policies which were materially similar to those of the Funds into which they were converted. Immediately before and after the conversion, the same person managed both the common or collective trust fund and the Fund into which they were converted.

The table for each Fund:

 . includes the average annual total returns of the common or collective trust fund prior to the conversion and the average annual total returns of the corresponding Fund after the conversion linked together;

 .  assumes that net investment income and dividends have been reinvested;

 . assumes that the common or collective trust fund paid the same levels of fees and expenses as the Fund into which they were converted currently pays although the actual expenses of those common and collective Funds may have been lower;

 . does not reflect any potential negative impact on the common and collective trust funds' performance if they had been subjected to the same regulatory restrictions (the Investment Company Act of 1940 and the Internal Revenue
   Code) as the Fund into which they were converted; and

 .  indicates past performance only and does not predict future results.

                                              Munder
                                               Small    Russell
                                              Company    2000
                                            Growth Fund Growth
                 Period Ended               (Class Y)*  Index**
                 June 30, 2001                   %         %
                 -------------              ----------- -------
                 1 Year....................   (21.20)   (23.35)
                 5 Years...................     2.67      4.76
                 10 Years..................    11.20     10.22
                 Since Inception (12/31/82)    11.65      8.96

--------------------------------------
 *Convertedfrom collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund.
**Russell 2000 Growth Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth rates.

                                            Munder       FTSE
                                         International   World
                                          Equity Fund    Index
               Period Ended               (Class Y)*   ex-U.S.**
               June 30, 2001                   %           %
               -------------             ------------- ---------
               1 Year...................    (26.36)     (21.98)
               5 Years..................      4.64        3.16
               10 Years.................      7.31        6.44
               Since Inception (9/30/90)      7.74        5.77

--------------------------------------
 *Convertedfrom collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund.
**FTSE World Index ex-U.S. performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends.

                                                       Lehman
                                                      Brothers
                                             Munder   Aggregate
                                           Bond Fund    Bond
                 Period Ended              (Class Y)*  Index**
                 June 30, 2001                 %          %
                 -------------             ---------- ---------
                 1 Year...................   10.07      11.23
                 5 Years..................    6.50       7.48
                 10 Years.................    6.85       7.87
                 Since Inception (2/29/60)    6.57        N/A

--------------------------------------
 *Converted from collective trust fund to mutual fund on December 1, 1991. All performance after that conversion is that of the Fund.
**Lehman Brothers Aggregate Bond Index performance shows total return in U.S.
  dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher.

                                                        Lehman
                                          Munder U.S.  Brothers
                                          Government  Government
                                          Income Fund    Bond
                Period Ended              (Class Y)*   Index**
                June 30, 2001                  %          %
                -------------             ----------- ----------
                1 Year...................      11.03    10.34
                5 Years..................       6.97     7.36
                10 Years.................       7.38     7.79
                Since Inception (11/1/62)       7.17      N/A

--------------------------------------
 *Converted from collective trust fund to mutual fund on July 5, 1994. All performance after that conversion is that of the Fund.
**Lehman Brothers Government Bond Index performance shows total return in U.S.
  dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible securities of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government.

                                                   Lehman
                                      Munder      Brothers
                                   Intermediate Intermediate
                                    Bond Fund   Gov't/Credit
                   Period Ended     (Class Y)*    Index**
                   June 30, 2001        %            %
                   -------------   ------------ ------------
                   1 Year.........       9.88      11.04
                   5 Years........       6.29       7.01
                   10 Years.......       6.46       7.33
                   Since Inception
                     (9/30/82)....       8.06       9.10

--------------------------------------
 *Converted from collective trust fund to mutual fund on December 1, 1991. All performance after the conversion is that of the Fund.
**Lehman Brothers Intermediate Government/Credit Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

                                             Munder    Lehman
                                            Tax-Free   20-Year
                                           Bond Fund  Muni Bond
                 Period Ended              (Class Y)*  Index**
                 June 30, 2001                 %          %
                 -------------             ---------- ---------
                 1 Year...................      9.74    11.42
                 5 Years..................      5.92     7.09
                 10 Years.................      6.64     7.79
                 Since Inception (8/10/62)      6.10      N/A

--------------------------------------
 *Converted from common trust fund to mutual fund on July 21, 1994. All performance after the conversion is that of the Fund.
**Lehman 20-Year Municipal Bond Index performance shows total return in U.S.
  dollars but does not reflect the deduction of fees, expenses and taxes. The Lehman Brothers 20-Year Municipal Bond Index is a performance benchmark for the long-term investment-grade tax-exempt bond market with maturities ranging from twelve to seventeen years.

 Portfolio Managers


BALANCED FUND, DIGITAL ECONOMY FUND, FUTURE TECHNOLOGY FUND, LARGE-CAP GROWTH FUND, LARGE-CAP VALUE FUND, MICRO-CAP EQUITY FUND, MIDCAP SELECT FUND, MULTI-SEASON GROWTH FUND, POWER PLUS FUND, REAL ESTATE EQUITY INVESTMENT FUND, SMALL-CAP VALUE FUND, SMALL COMPANY GROWTH FUND, BOND FUND, INTERMEDIATE BOND FUND, INTERNATIONAL BOND FUND, MICHIGAN TAX-FREE BOND FUND, TAX-FREE BOND FUND, TAX-FREE SHORT-INTERMEDIATE BOND FUND AND U.S. GOVERNMENT INCOME FUND


A team of professional portfolio managers employed by MCM makes investment decisions for the Funds.

INTERNATIONAL EQUITY FUND

A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Fund.
FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND AND INTERNATIONAL NETNET FUND

A team of professional portfolio managers employed by MCM and Framlington makes investment decisions for the Funds.

FRAMLINGTON EMERGING MARKETS FUND, FRAMLINGTON HEALTHCARE FUND, FRAMLINGTON INTERNATIONAL GROWTH FUND AND BIO(TECH)/2/ FUND

A team of professional portfolio managers employed by Framlington makes investment decisions for the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help shareholders understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors.The independent auditor's report along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.

                                                                                     Balanced Fund(a)
                                                                   ---------------------------------------------------
                                                                      Year       Year       Year     Year       Year
                                                                     Ended      Ended      Ended     Ended     Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98  6/30/97(c)
                                                                   ---------- ---------- ---------- -------  ----------
Net asset value, beginning of period..............................  $ 12.14     $12.98    $ 13.48   $ 13.01   $ 12.35

                                                                    -------     ------    -------   -------   -------
Income from investment operations:
Net investment income.............................................     0.22       0.18       0.26      0.37      0.31
Net realized and unrealized gain/(loss) on investments............    (0.32)      2.39       1.02      1.62      1.31

                                                                    -------     ------    -------   -------   -------
Total from investment operations..................................    (0.10)      2.57       1.28      1.99      1.62

                                                                    -------     ------    -------   -------   -------
Less distributions:
Dividends from net investment income..............................    (0.21)     (0.18)     (0.26)    (0.35)    (0.30)
Distributions from net realized gains.............................    (1.35)     (3.23)     (1.52)    (1.17)    (0.66)
Distributions in excess of net realized gains.....................    (0.28)        --         --        --        --

                                                                    -------     ------    -------   -------   -------
Total distributions...............................................    (1.84)     (3.41)     (1.78)    (1.52)    (0.96)

                                                                    -------     ------    -------   -------   -------
Net asset value, end of period....................................  $ 10.20     $12.14    $ 12.98   $ 13.48   $ 13.01

                                                                    =======     ======    =======   =======   =======
Total return (b)..................................................    (1.46)%    27.33%     11.21%    16.23%    13.91%

                                                                    =======     ======    =======   =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $10,821     $5,430    $15,816   $47,215   $70,314
Ratio of operating expenses to average net assets.................     1.06%      1.01%      0.97%     0.92%     0.97%
Ratio of net investment income to average net assets..............     2.05%      1.58%      2.09%     2.66%     2.55%
Portfolio turnover rate...........................................      165%       176%       116%       79%      125%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.06%      1.01%      0.97%     0.92%     0.97%

--------------------------------------------------------------------------------
(a)The Munder Balanced Fund Class Y Shares commenced operations on April 13,
   1993.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                              Bio(Tech)/2/
                                                                                Fund(a)
                                                                              -----------
                                                                                Period
                                                                                 Ended
                                                                              6/30/01(c)
                                                                              -----------
Net asset value, beginning of period.........................................   $ 10.00
                                                                                -------
Income from investment operations:
Net investment loss..........................................................     (0.11)
Net realized and unrealized loss on investments..............................     (2.36)
                                                                                -------
Total from investment operations.............................................     (2.47)
                                                                                -------
Net asset value, end of period...............................................   $  7.53
                                                                                =======
Total return(b)..............................................................    (24.70)%
                                                                                =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................   $ 1,778
Ratio of operating expenses to average net assets............................      2.96%(d)
Ratio of net investment loss to average net assets...........................     (2.49)%(d)
Portfolio turnover rate......................................................        26%
Ratio of operating expenses to average net assets without expenses reimbursed      2.96%(d)

--------------------------------------------------------------------------------
(a)The Munder Bio(Tech)/2/ Fund Class Y Shares commenced operations on November 1, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                               Digital
                                                                               Economy
                                                                               Fund(a)
                                                                              ----------
                                                                                Period
                                                                                Ended
                                                                              6/30/01(c)
                                                                              ----------
Net asset value, beginning of period.........................................  $ 10.00
                                                                               -------
Income from investment operations:
Net investment loss..........................................................    (0.09)
Net realized and unrealized loss on investments..............................    (2.09)
                                                                               -------
Total from investment operations.............................................    (2.18)
                                                                               -------
Net asset value, end of period...............................................  $  7.82
                                                                               =======
Total return(b)..............................................................   (21.80)%
                                                                               =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $   617
Ratio of operating expenses to average net assets............................     2.26%(d)
Ratio of net investment loss to average net assets...........................    (1.32)%(d)
Portfolio turnover rate......................................................       71%
Ratio of operating expenses to average net assets without expenses reimbursed     2.26%(d)

--------------------------------------------------------------------------------
(a)The Munder Digital Economy Fund Class Y Shares commenced operations on September 18, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                      Future
                                                                                    Technology
                                                                                      Fund(a)
                                                                              ------------------
                                                                                 Year    Period
                                                                                Ended     Ended
                                                                              6/30/01(c) 6/30/00
                                                                              ---------- -------
Net asset value, beginning of period.........................................  $ 18.09   $ 10.00
                                                                               -------   -------
Income from investment operations:
Net investment loss..........................................................    (0.13)    (0.08)
Net realized and unrealized gain/(loss) on investments.......................   (11.40)     8.18
                                                                               -------   -------
Total from investment operations.............................................   (11.53)     8.10
                                                                               -------   -------
Less distributions:
Distributions from capital...................................................       --     (0.01)
                                                                               -------   -------
Total distributions..........................................................       --     (0.01)
                                                                               -------   -------
Net asset value, end of period...............................................  $  6.56   $ 18.09
                                                                               =======   =======
Total return(b)..............................................................   (63.74)%   81.06%
                                                                               =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $ 8,939   $19,855
Ratio of operating expenses to average net assets............................     1.64%     1.35%(d)
Ratio of net investment loss to average net assets...........................    (1.12)%   (1.03)%(d)
Portfolio turnover rate......................................................      145%       53%
Ratio of operating expenses to average net assets without expenses reimbursed     1.70%     1.40%(d)

--------------------------------------------------------------------------------
(a)The Munder Future Technology Fund Class Y Shares commenced operations on August 26, 1999.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                               International Equity Fund(a)
                                                                   ----------------------------------------------------
                                                                    Year         Year       Year     Year        Year
                                                                    Ended       Ended      Ended     Ended      Ended
                                                                   6/30/01    6/30/00(c) 6/30/99(c) 6/30/98   6/30/97(c)
                                                                   --------   ---------- ---------- --------  ----------
Net asset value, beginning of period.............................. $  18.16    $ 16.32    $ 15.10   $  15.80   $  15.15

                                                                   --------    -------    -------   --------   --------
Income from investment operations:
Net investment income.............................................     0.15       0.30       0.19       0.19       0.18
Net realized and unrealized gain/(loss) on investments............    (4.72)      3.44       1.46       0.33       2.32

                                                                   --------    -------    -------   --------   --------
Total from investment operations..................................    (4.57)      3.74       1.65       0.52       2.50

                                                                   --------    -------    -------   --------   --------
Less distributions:
Dividends from net investment income..............................    (0.13)     (0.31)     (0.20)     (0.22)     (0.26)
Distributions from net realized gains.............................    (1.23)     (1.59)     (0.23)     (1.00)     (1.59)

                                                                   --------    -------    -------   --------   --------
Total distributions...............................................    (1.36)     (1.90)     (0.43)     (1.22)     (1.85)

                                                                   --------    -------    -------   --------   --------
Net asset value, end of period.................................... $  12.23    $ 18.16    $ 16.32   $  15.10   $  15.80

                                                                   ========    =======    =======   ========   ========
Total return (b)..................................................   (26.36)%    23.79%     11.30%      4.48%     18.35%

                                                                   ========    =======    =======   ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $ 47,444    $79,520    $98,681   $102,081   $107,831
Ratio of operating expenses to average net assets.................     1.13%      1.05%      1.04%      1.00%      1.01%
Ratio of net investment income to average net assets..............     0.87%      1.69%      1.32%      1.28%      1.23%
Portfolio turnover rate...........................................       27%        18%        23%        41%        46%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.13%      1.05%      1.04%      1.00%      1.01%

--------------------------------------------------------------------------------
(a)The Munder International Equity Fund Class Y Shares commenced operations on December 1, 1991.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                                   International
                                                                                   NetNet Fund(a)
                                                                              -------------------
                                                                                 Year      Period
                                                                                Ended      Ended
                                                                              6/30/01(c) 6/30/00(c)
                                                                              ---------- ----------
Net asset value, beginning of period.........................................  $  8.90    $ 10.00
                                                                               -------    -------
Income from investment operations:
Net investment loss..........................................................    (0.10)     (0.01)
Net realized and unrealized loss on investments..............................    (5.43)     (1.09)
                                                                               -------    -------
Total from investment operations.............................................    (5.53)     (1.10)
                                                                               -------    -------
Net asset value, end of period...............................................  $  3.37    $  8.90
                                                                               =======    =======
Total return(b)..............................................................   (62.13)%   (11.00)%
                                                                               =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $ 1,867    $ 5,088
Ratio of operating expenses to average net assets............................     2.38%      1.83%(d)
Ratio of net investment loss to average net assets...........................    (1.73)%    (0.35)%(d)
Portfolio turnover rate......................................................      105%         6%
Ratio of operating expenses to average net assets without expenses reimbursed     2.38%      1.83%(d)

--------------------------------------------------------------------------------
(a)The Munder International NetNet Fund Class Y Shares commenced operations on April 11, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                 Large-Cap Growth Fund (a)
                                                                              ---------------------------
                                                                               Year      Year      Year
                                                                               Ended     Ended     Ended
                                                                              6/30/01   6/30/00   6/30/99
                                                                              -------   -------   -------
Net asset value, beginning of period......................................... $ 13.88   $ 12.43   $ 10.00
                                                                              -------   -------   -------
Income from investment operations:
Net investment loss..........................................................   (0.04)    (0.05)    (0.02)
Net realized and unrealized gain/(loss) on investments.......................   (4.31)     2.27      2.47
                                                                              -------   -------   -------
Total from investment operations.............................................   (4.35)     2.22      2.45
                                                                              -------   -------   -------
Less distributions:
Distributions in excess of net investment income.............................      --        --     (0.02)
Distributions from net realized gains........................................   (0.50)       --        --
Distributions in excess of net realized gains................................   (0.43)    (0.77)       --
                                                                              -------   -------   -------
Total distributions..........................................................   (0.93)    (0.77)    (0.02)
                                                                              -------   -------   -------
Net asset value, end of period............................................... $  8.60   $ 13.88   $ 12.43
                                                                              =======   =======   =======
Total return (b).............................................................  (33.25)%   19.71%    24.50%
                                                                              -------   -------   -------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $14,451   $13,247   $13,011
Ratio of operating expenses to average net assets............................    1.21%     1.16%     1.65%(c)
Ratio of net investment loss to average net assets...........................   (0.55)%   (0.40)%   (0.33)%(c)
Portfolio turnover rate......................................................      76%      130%      107%
Ratio of operating expenses to average net assets without expenses reimbursed    1.21%     1.16%     1.65%(c)

--------------------------------------------------------------------------------

(a)The Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund) Class Y Shares commenced operations on November 11, 1998.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Annualized.

                                                                               Large-Cap Value Fund(a)
                                                                   -----------------------------------------------
                                                                    Year       Year     Year     Year       Year
                                                                    Ended     Ended     Ended    Ended     Ended
                                                                   6/30/01  6/30/00(c) 6/30/99  6/30/98  6/30/97(c)
                                                                   -------  ---------- -------  -------  ----------
Net asset value, beginning of period.............................. $ 11.84   $ 15.00   $ 15.64  $ 15.23   $ 13.05

                                                                   -------   -------   -------  -------   -------
Income from investment operations:
Net investment income.............................................    0.10      0.21      0.25     0.32      0.35
Net realized and/or unrealized gain/loss on investments...........    1.71     (2.59)     0.72     2.97      3.14

                                                                   -------   -------   -------  -------   -------
Total from investment operations..................................    1.81     (2.38)     0.97     3.29      3.49

                                                                   -------   -------   -------  -------   -------
Less distributions:
Dividends from net investment income..............................   (0.10)    (0.18)    (0.22)   (0.32)    (0.35)
Distributions in excess of net investment income..................      --     (0.03)       --       --        --
Distributions from net realized gains.............................   (0.48)    (0.57)    (1.39)   (2.56)    (0.96)

                                                                   -------   -------   -------  -------   -------
Total distributions...............................................   (0.58)    (0.78)    (1.61)   (2.88)    (1.31)

                                                                   -------   -------   -------  -------   -------
Net asset value, end of period.................................... $ 13.07   $ 11.84   $ 15.00  $ 15.64   $ 15.23

                                                                   =======   =======   =======  =======   =======
Total return (b)..................................................   15.59%   (16.28)%    7.22%   23.32%    28.43%

                                                                   =======   =======   =======  =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $79,553   $73,435   $39,368  $34,840   $29,674
Ratio of operating expenses to average net assets.................    0.97%     0.98%     0.96%    0.94%     0.95%
Ratio of net investment income to average net assets..............    0.77%     1.62%     1.69%    2.03%     2.53%
Portfolio turnover rate...........................................      65%       91%       50%      73%       62%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    0.97%     0.98%     0.96%    0.94%     0.95%

--------------------------------------------------------------------------------
(a)The Munder Large-Cap Value Fund Class Y Shares commenced operations on July 5, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                                   Micro-Cap Equity Fund(a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year       Year      Period
                                                                     Ended      Ended      Ended      Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............................  $ 28.97    $ 18.27    $ 17.05    $ 12.83     $10.00
                                                                    -------    -------    -------    -------     ------
Income from investment operations:
Net investment loss...............................................    (0.25)     (0.25)     (0.14)     (0.13)     (0.03)
Net realized and unrealized gain/(loss) on investments............    (2.08)     10.95       1.66       4.99       2.86
                                                                    -------    -------    -------    -------     ------
Total from investment operations..................................    (2.33)     10.70       1.52       4.86       2.83
                                                                    -------    -------    -------    -------     ------
Less distributions:
Distributions from net realized gains.............................    (1.00)        --      (0.30)     (0.64)        --
Distributions from capital........................................    (0.01)        --         --         --         --

                                                                    -------    -------    -------    -------     ------
Total distributions...............................................    (1.01)        --      (0.30)     (0.64)        --
                                                                    -------    -------    -------    -------     ------
Net asset value, end of period....................................  $ 25.63    $ 28.97    $ 18.27    $ 17.05     $12.83
                                                                    =======    =======    =======    =======     ======
Total return(b)...................................................    (8.10)%    58.57%      9.43%     38.19%     28.30%
                                                                    =======    =======    =======    =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $12,560    $22,737    $17,543    $15,337     $2,279
Ratio of operating expenses to average net assets.................     1.40%      1.43%      1.28%      1.28%      1.25%(d)
Ratio of net investment loss to average net assets................    (1.03)%    (1.02)%    (0.94)%    (0.72)%    (0.63)%(d)
Portfolio turnover rate...........................................      142%       187%       184%       172%        68%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.40%      1.43%      1.39%      1.53%      7.65%(d)

--------------------------------------------------------------------------------
(a)The Munder Micro-Cap Equity Fund Class Y Shares commenced operations on December 26, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                        MidCap Select Fund(a)
                                                                              -------------------------------------
                                                                               Year      Year      Year      Period
                                                                               Ended     Ended     Ended      Ended
                                                                              6/30/01   6/30/00   6/30/99    6/30/98
                                                                              -------   -------   -------    -------
Net asset value, beginning of period......................................... $ 15.47   $ 10.85   $10.02     $10.00
                                                                              -------   -------   ------     ------
Income from investment operations:
Net investment income/(loss).................................................   (0.06)    (0.03)   (0.02)      0.01
Net realized and unrealized gain on investments..............................    0.78      4.87     0.85       0.01
                                                                              -------   -------   ------     ------
Total from investment operations.............................................    0.72      4.84     0.83       0.02
                                                                              -------   -------   ------     ------
Less distributions:
Dividends from net investment income.........................................      --        --    (0.00)(d)     --
Distributions from net realized capital gains................................   (1.41)    (0.22)      --         --
Distributions in excess of net realized capital gain.........................   (0.12)       --       --         --
                                                                              -------   -------   ------     ------
Total distributions..........................................................   (1.53)    (0.22)   (0.00)(d)     --
                                                                              -------   -------   ------     ------
Net asset value, end of period............................................... $ 14.66   $ 15.47   $10.85     $10.02
                                                                              =======   =======   ======     ======
Total return (b).............................................................    4.82%    45.67%    8.44%      0.20%
                                                                              =======   =======   ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $25,800   $13,024   $3,434     $1,573
Ratio of operating expenses to average net assets............................    1.19%     1.18%    1.18%      1.15%(c)
Ratio of net investment income/(loss) to average net assets..................   (0.60)%   (0.44)%  (0.28)%     3.18%(c)
Portfolio turnover rate......................................................      81%      128%     122%         0%
Ratio of operating expenses to average net assets without expenses reimbursed    1.41%     1.23%    1.66%      1.16%(c)

--------------------------------------------------------------------------------
(a)The Munder MidCap Select Fund Class Y Shares commenced operations on June
   24, 1998.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Annualized.
(d)Amount represents less than $0.01 per share.

                                                                           Multi-Season Growth Fund(a)
                                                              -----------------------------------------------------
                                                                 Year        Year     Year        Year       Year
                                                                Ended       Ended     Ended      Ended      Ended
                                                              6/30/01(c)  6/30/00(c) 6/30/99   6/30/98(c) 6/30/97(c)
                                                              ----------  ---------- --------  ---------- ----------
Net asset value, beginning of period.........................  $  20.98    $  22.34  $  21.66   $  18.17   $  14.94

                                                               --------    --------  --------   --------   --------
Income from investment operations:
Net investment income/(loss).................................     (0.01)       0.02      0.04       0.05       0.08
Net realized and unrealized gain/(loss) on investments.......     (2.68)      (0.01)     2.25       4.38       3.94

                                                               --------    --------  --------   --------   --------
Total from investment operations.............................     (2.69)       0.01      2.29       4.43       4.02

                                                               --------    --------  --------   --------   --------
Less distributions:
Dividends from net investment income.........................        --          --     (0.03)     (0.02)     (0.04)
Distributions from net realized gains........................     (2.29)      (1.37)    (1.58)     (0.92)     (0.75)

                                                               --------    --------  --------   --------   --------
Total distributions..........................................     (2.29)      (1.37)    (1.61)     (0.94)     (0.79)

                                                               --------    --------  --------   --------   --------
Net asset value, end of period...............................  $  16.00    $  20.98  $  22.34   $  21.66   $  18.17

                                                               ========    ========  ========   ========   ========
Total return (b).............................................    (14.20)%      0.50%    11.70%     25.28%     27.96%

                                                               ========    ========  ========   ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................  $159,736    $250,523  $314,558   $332,156   $176,027
Ratio of operating expenses to average net assets............      0.96%       0.99%     0.97%      0.96%      1.00%
Ratio of net investment income/(loss) to average net assets..     (0.05)%      0.11%     0.17%      0.25%      0.50%
Portfolio turnover rate......................................        38%         44%       53%        34%        33%
Ratio of operating expenses to average net assets without fee
 waivers.....................................................      1.17%       1.17%     1.14%      1.14%      1.25%

--------------------------------------------------------------------------------
(a)The Munder Multi-Season Growth Fund Class Y Shares commenced operations on August 16, 1993.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                                            NetNet Fund(a)
                                                                              -------------------------------------
                                                                               Year      Year        Year    Period
                                                                               Ended     Ended      Ended     Ended
                                                                              6/30/01   6/30/00   6/30/99(c) 6/30/98
                                                                              -------   -------   ---------- -------
Net asset value, beginning of period......................................... $ 70.56   $ 44.57    $ 20.69   $17.07
                                                                              -------   -------    -------   ------
Income from investment operations:
Net investment loss..........................................................   (0.45)    (0.55)     (0.20)   (0.01)
Net realized and unrealized gain/(loss) on investments.......................  (44.73)    26.81      24.27     3.63
                                                                              -------   -------    -------   ------
Total from investment operations.............................................  (45.18)    26.26      24.07     3.62
                                                                              -------   -------    -------   ------
Less distributions:
Distributions from net realized gains........................................   (0.47)    (0.27)     (0.19)      --
                                                                              -------   -------    -------   ------
Total distributions..........................................................   (0.47)    (0.27)     (0.19)      --
                                                                              -------   -------    -------   ------
Net asset value, end of period............................................... $ 24.91   $ 70.56    $ 44.57   $20.69
                                                                              =======   =======    =======   ======
Total return (b).............................................................  (64.43)%   59.35%    117.49%   20.97%
                                                                              =======   =======    =======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $ 8,037   $28,834    $12,672   $5,240
Ratio of operating expenses to average net assets............................    1.61%     1.41%      1.34%    1.30%(d)
Ratio of net investment loss to average net assets...........................   (1.11)%   (0.95)%    (0.70)%  (0.38)%(d)
Portfolio turnover rate......................................................      44%       21%        22%     165%
Ratio of operating expenses to average net assets without expenses reimbursed    1.61%     1.41%      1.34%    1.62%(d)

--------------------------------------------------------------------------------
(a)The Munder NetNet Fund Class Y Shares commenced operations on June 1, 1998.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                               Power
                                                                               Plus
                                                                              Fund(a)
                                                                              -------
                                                                              Period
                                                                               Ended
                                                                              6/30/01
                                                                              -------
Net asset value, beginning of period......................................... $10.00
                                                                              ------
Income from investment operations:
Net investment loss..........................................................  (0.00)(d)
Net realized and unrealized loss on investments..............................  (0.13)
                                                                              ------
Total from investment operations.............................................  (0.13)
                                                                              ------
Net asset value, end of period............................................... $ 9.87
                                                                              ======
Total return(b)..............................................................  (1.30)%
                                                                              ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $2,039
Ratio of operating expenses to average net assets............................   1.25%(c)
Ratio of net investment income/(loss) to average net assets..................  (0.16)%(c)
Portfolio turnover rate......................................................     36%
Ratio of operating expenses to average net assets without expenses reimbursed   1.25%(c)

--------------------------------------------------------------------------------
(a)The Munder Power Plus Fund Class Y Shares commenced operations on March 13, 2001.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Annualized.
(d)Amount represents less than $.01 per share.

                                                                         Real Estate Equity Investment Fund(a)
                                                                   -------------------------------------------------
                                                                    Year       Year       Year       Year     Year
                                                                    Ended     Ended      Ended      Ended     Ended
                                                                   6/30/01  6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                                                   -------  ---------- ---------- ---------- -------
Net asset value, beginning of period.............................. $ 12.13   $ 12.80    $ 14.95    $ 14.40   $ 11.22

                                                                   -------   -------    -------    -------   -------
Income from investment operations:
Net investment income.............................................    0.47      0.59       0.60       0.68      0.51
Net realized and unrealized gain/(loss) on investments............    1.28     (0.55)     (1.62)      0.66      3.22

                                                                   -------   -------    -------    -------   -------
Total from investment operations..................................    1.75      0.04      (1.02)      1.34      3.73

                                                                   -------   -------    -------    -------   -------
Less distributions:
Dividends from net investment income..............................   (0.47)    (0.59)     (0.64)     (0.65)    (0.51)
Distributions in excess of net investment income..................      --        --         --         --     (0.01)
Distributions from net realized gains.............................      --        --      (0.39)     (0.14)       --
Distributions from capital........................................   (0.18)    (0.12)     (0.10)        --     (0.03)

                                                                   -------   -------    -------    -------   -------
Total distributions...............................................   (0.65)    (0.71)     (1.13)     (0.79)    (0.55)

                                                                   =======   =======    =======    =======   =======
Net asset value, end of period.................................... $ 13.23   $ 12.13    $ 12.80    $ 14.95   $ 14.40

                                                                   =======   =======    =======    =======   =======
Total return (b)..................................................   14.89%     0.96%     (6.35)%     9.24%    33.79%
                                                                   =======   =======    =======    =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $49,483   $55,645    $68,856    $82,611   $48,206
Ratio of operating expenses to average net assets.................    1.05%     1.08%      1.02%      1.03%     1.10%
Ratio of net investment income to average net assets..............    5.08%     5.15%      4.73%      4.40%     4.05%
Portfolio turnover rate...........................................      30%       15%        22%        15%       15%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    1.05%     1.08%      1.02%      1.03%     1.13%

--------------------------------------------------------------------------------
(a)The Munder Real Estate Equity Investment Fund Class Y Shares commenced operations on October 3, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                                  Small-Cap Value Fund (a)
                                                                   --------------------------------------------------
                                                                    Year       Year       Year       Year      Period
                                                                    Ended     Ended      Ended      Ended      Ended
                                                                   6/30/01  6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   -------  ---------- ---------- ---------- ----------
Net asset value, beginning of period.............................. $ 12.20   $ 13.13    $ 14.25    $ 12.04    $ 10.00
                                                                   -------   -------    -------    -------    -------
Income from investment operations:
Net investment income.............................................    0.16      0.07       0.09       0.11       0.12
Net realized and unrealized gain/(loss) on investments............    4.23     (0.92)     (0.85)      2.84       1.96
                                                                   -------   -------    -------    -------    -------
Total from investment operations..................................    4.39     (0.85)     (0.76)      2.95       2.08
                                                                   -------   -------    -------    -------    -------
Less distributions:
Dividends from net investment income..............................   (0.15)    (0.08)     (0.09)     (0.10)     (0.04)
Distributions from net realized gains.............................      --        --      (0.27)     (0.64)        --
                                                                   -------   -------    -------    -------    -------
Total distributions...............................................   (0.15)    (0.08)     (0.36)     (0.74)     (0.04)
                                                                   -------   -------    -------    -------    -------
Net asset value, end of period.................................... $ 16.44   $ 12.20    $ 13.13    $ 14.25    $ 12.04
                                                                   =======   =======    =======    =======    =======
Total return(b)...................................................   36.11%    (6.45)%    (5.01)%    24.84%     20.86%
                                                                   =======   =======    =======    =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $44,955   $31,920    $59,432    $71,251    $18,271
Ratio of operating expenses to average net assets.................    1.04%     1.06%      0.98%      1.02%      1.13%(d)
Ratio of net investment income/(loss) to average net assets.......    1.17%     0.56%      0.72%      0.81%      2.18%(d)
Portfolio turnover rate...........................................    1.40%       76%        69%        53%        73%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    1.04%     1.06%      0.98%      1.02%      1.26%(d)


--------------------------------------------------------------------------------
(a)The Munder Small-Cap Value Fund Class Y Shares commenced operations on December 26, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                                 Small Company Growth Fund(a)
                                                                  ---------------------------------------------------------
                                                                     Year        Year        Year        Year        Year
                                                                    Ended       Ended       Ended       Ended       Ended
                                                                  6/30/01(c)  6/30/00(c)  6/30/99(c)  6/30/98(c)  6/30/97(c)
                                                                  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period.............................  $  20.29    $  16.83    $  20.26    $  21.84    $  21.21

                                                                   --------    --------    --------    --------    --------
Income from investment operations:
Net investment loss..............................................     (0.07)      (0.11)      (0.03)      (0.07)      (0.07)
Net realized and unrealized gain/(loss) on investments...........     (4.14)       3.57       (2.17)       2.60        3.69

                                                                   --------    --------    --------    --------    --------
Total from investment operations.................................     (4.21)       3.46       (2.20)       2.53        3.62

                                                                   --------    --------    --------    --------    --------
Less distributions:
Dividends in excess of net investment income.....................        --          --       (0.02)         --          --
Distributions from net realized gains............................     (0.44)         --       (1.21)      (4.11)      (2.99)
Distributions in excess of net realized gains....................     (0.42)         --          --          --          --
Distributions from capital.......................................     (0.11)         --          --          --          --

                                                                   --------    --------    --------    --------    --------
Total distributions..............................................     (0.97)         --       (1.23)      (4.11)      (2.99)

                                                                   --------    --------    --------    --------    --------
Net asset value, end of period...................................  $  15.11    $  20.29    $  16.83    $  20.26    $  21.84

                                                                   ========    ========    ========    ========    ========
Total return (b).................................................    (21.20)%     20.63%     (10.62)%     12.57%      19.26%

                                                                   ========    ========    ========    ========    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................  $ 62,348    $122,547    $163,827    $209,081    $152,772
Ratio of operating expenses to average net assets................      1.03%       1.01%       0.97%       0.95%       0.97%
Ratio of net investment loss to average net assets...............     (0.44)%     (0.64)%     (0.19)%     (0.32)%     (0.37)%
Portfolio turnover rate..........................................       162%        158%        108%        123%         98%
Ratio of operating expenses to average net assets without waivers      1.03%       1.01%       0.97%       0.95%       0.97%


--------------------------------------------------------------------------------
(a)The Munder Small Company Growth Fund Class Y Shares commenced operations on December 1, 1991.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                                         Framlington
                                                                                   Emerging Markets Fund(a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year       Year      Period
                                                                     Ended      Ended      Ended      Ended      Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   ---------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..............................  $ 12.70    $ 11.64    $  9.00    $ 12.92     $10.00
                                                                    -------    -------    -------    -------     ------
Income from investment operations:
Net investment income/(loss)......................................    (0.05)      0.03       0.05       0.13       0.07
Net realized and unrealized gain/(loss) on investments............    (4.05)      1.03       2.59      (3.72)      2.88
                                                                    -------    -------    -------    -------     ------
Total from investment operations..................................    (4.10)      1.06       2.64      (3.59)      2.95
                                                                    -------    -------    -------    -------     ------
Less distributions:
Dividends from net investment income..............................    (0.09)        --         --      (0.06)     (0.03)
Distributions from net realized gains.............................       --         --         --      (0.05)        --
Distributions in excess of net realized gains.....................       --         --         --      (0.22)        --

                                                                    -------    -------    -------    -------     ------
Total distributions...............................................    (0.09)        --         --      (0.33)     (0.03)
                                                                    -------    -------    -------    -------     ------
Net asset value, end of period....................................  $  8.51    $ 12.70    $ 11.64    $  9.00     $12.92
                                                                    =======    =======    =======    =======     ======
Total return(b)...................................................   (32.31)%     9.11%     29.33%    (28.12)%    29.51%
                                                                    =======    =======    =======    =======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $11,913    $19,896    $17,857    $14,332     $4,826
Ratio of operating expenses to average net assets.................     1.76%      1.73%      1.60%      1.64%      1.54%(d)
Ratio of net investment income/(loss) to average net assets.......   (28.00)%     0.23%      0.64%      1.18%      1.39%(d)
Portfolio turnover rate...........................................      223%       177%       159%        94%        46%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.83%      1.89%      1.87%      1.89%      5.18%(d)


--------------------------------------------------------------------------------

(a)The Munder Framlington Emerging Markets Fund Class Y Shares commenced operations on December 31, 1996.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                              Framlington Global Financial Services
                                                                                             Fund(a)
                                                                              ---------------------------------
                                                                               Year    Year    Year      Period
                                                                               Ended   Ended   Ended      Ended
                                                                              6/30/01 6/30/00 6/30/99    6/30/98
                                                                              ------- ------- -------    -------
Net asset value, beginning of period......................................... $10.62  $10.02  $10.19     $10.00
                                                                              ------  ------  ------     ------
Income from investment operations:
Net investment income........................................................   0.14    0.12    0.10       0.01
Net realized and unrealized gain/(loss) on investments.......................  (0.11)   0.65   (0.23)(d)   0.18
                                                                              ------  ------  ------     ------
Total from investment operations.............................................   0.03    0.77   (0.13)      0.19
                                                                              ------  ------  ------     ------
Less distributions:
Dividends from net investment income.........................................  (0.08)  (0.17)  (0.04)        --
Distributions from capital...................................................  (0.04)     --      --         --
                                                                              ------  ------  ------     ------
Total distributions..........................................................  (0.12)  (0.17)  (0.04)        --
                                                                              ------  ------  ------     ------
Net asset value, end of period............................................... $10.53  $10.62  $10.02     $10.19
                                                                              ======  ======  ======     ======
Total return(b)..............................................................   0.17%   7.89%  (1.29)%     1.90%
                                                                              ======  ======  ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $3,298  $4,466  $2,947     $1,834
Ratio of operating expenses to average net assets............................   1.26%   1.25%   1.18%      1.14%(c)
Ratio of net investment income to average net assets.........................   1.06%   1.20%   1.16%      3.60%(c)
Portfolio turnover rate......................................................     82%     65%     75%         0%
Ratio of operating expenses to average net assets without expenses reimbursed   2.40%   2.06%   2.45%      1.14%(c)


--------------------------------------------------------------------------------
(a)The Munder Framlington Global Financial Services Fund Class Y shares commenced operations on June 24, 1998.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Annualized.
(d)The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                                                                               Framlington Healthcare Fund(a)
                                                                   --------------------------------------------------
                                                                      Year       Year       Year       Year    Period
                                                                     Ended      Ended      Ended      Ended     Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                                                   ---------- ---------- ---------- ---------- -------
Net asset value, beginning of period..............................   $28.56    $ 10.50    $ 11.84     $10.89   $10.00
                                                                     ------    -------    -------     ------   ------
Income from investment operations:
Net investment loss...............................................    (0.29)     (0.13)     (0.11)     (0.11)   (0.03)
Net realized and unrealized gain/(loss) on investments............    (1.94)     18.19      (1.13)      1.06     0.92
                                                                     ------    -------    -------     ------   ------
Total from investment operations..................................    (2.23)     18.06      (1.24)      0.95     0.89
                                                                     ------    -------    -------     ------   ------
Less distributions:
Distributions from net realized gains.............................    (0.55)        --      (0.08)        --       --
Distributions in excess of net realized gains.....................    (0.21)        --      (0.02)        --       --

                                                                     ------    -------    -------     ------   ------
Total distributions...............................................    (0.76)        --      (0.10)        --       --
                                                                     ------    -------    -------     ------   ------
Net asset value, end of period....................................   $25.57    $ 28.56    $ 10.50     $11.84   $10.89
                                                                     ======    =======    =======     ======   ======
Total return(b)...................................................    (8.14)%   171.74%    (10.42)%     8.72%    8.90%
                                                                     ======    =======    =======     ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................   $9,640    $15,989    $ 5,303     $5,458   $2,086
Ratio of operating expenses to average net assets.................     1.30%      1.36%      1.36%      1.37%    1.30%(d)
Ratio of net investment loss to average net assets................    (1.30)%    (0.76)%    (1.03)%    (0.95)%  (0.70)%(d)
Portfolio turnover rate...........................................       45%        60%        49%        47%      14%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.30%      1.38%      1.67%      2.15%    7.08%(d)


--------------------------------------------------------------------------------
(a)The Munder Framlington Healthcare Fund Class Y Shares commenced operations on December 31, 1996.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                            Framlington International Growth Fund(a)
                                                                   ------------------------------------------------------
                                                                      Year         Year       Year       Year      Period
                                                                     Ended        Ended      Ended      Ended      Ended
                                                                   6/30/01(c)   6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                   ----------   ---------- ---------- ---------- ----------
Net asset value, beginning of period..............................  $ 15.81      $ 12.81    $ 11.94    $ 11.35    $ 10.00
                                                                    -------      -------    -------    -------    -------
Income from investment operations:
Net investment income/(loss)......................................    (0.00)(e)    (0.01)      0.01       0.05       0.07
Net realized and unrealized gain/(loss) on investments............    (4.64)        3.74       0.87       0.61       1.28
                                                                    -------      -------    -------    -------    -------
Total from investment operations..................................    (4.64)        3.73       0.88       0.66       1.35
                                                                    -------      -------    -------    -------    -------
Less distributions:
Dividends from net investment income..............................       --        (0.12)        --      (0.03)        --
Distributions in excess of net investment income..................       --        (0.07)        --         --         --
Distributions from net realized gains.............................    (1.11)       (0.54)     (0.01)     (0.03)        --
Distributions in excess of net realized gains.....................       --           --         --      (0.01)        --

                                                                    -------      -------    -------    -------    -------
Total distributions...............................................    (1.11)       (0.73)     (0.01)     (0.07)        --
                                                                    -------      -------    -------    -------    -------
Net asset value, end of period....................................  $ 10.06      $ 15.81    $ 12.81    $ 11.94    $ 11.35
                                                                    =======      =======    =======    =======    =======
Total return(b)...................................................   (31.06)%      29.34%      7.35%      5.86%     13.50%
                                                                    =======      =======    =======    =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $50,405      $73,916    $60,940    $64,643    $23,831
Ratio of operating expenses to average net assets.................     1.47%        1.44%      1.36%      1.37%      1.30%(d)
Ratio of net investment income/(loss) to average net assets.......    (0.04)%      (0.09)%     0.08%      0.46%      1.26%(d)
Portfolio turnover rate...........................................      119%          65%        66%        38%        15%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     1.56%        1.46%      1.51%      1.57%      2.31%(d)


--------------------------------------------------------------------------------

(a)The Munder Framlington International Growth Fund Class Y Shares commenced operations on December 31, 1996.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.


(e)Amount represents less than $0.01 per share.

                                                                                       Bond Fund(a)
                                                                   ----------------------------------------------------
                                                                      Year       Year       Year       Year     Year
                                                                     Ended      Ended      Ended      Ended     Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                                                   ---------- ---------- ---------- ---------- --------
Net asset value, beginning of period..............................  $   9.24   $   9.62   $   9.99   $   9.58  $   9.53

                                                                    --------   --------   --------   --------  --------
Income from investment operations:
Net investment income.............................................      0.62       0.59       0.60       0.61      0.63
Net realized and unrealized gain/(loss) on investments............      0.29      (0.32)     (0.40)      0.39      0.03

                                                                    --------   --------   --------   --------  --------
Total from investment operations..................................      0.91       0.27       0.20       1.00      0.66

                                                                    --------   --------   --------   --------  --------
Less distributions:
Dividends from net investment income..............................     (0.65)     (0.59)     (0.57)     (0.59)    (0.61)
Distributions from net realized capital gain......................        --      (0.06)        --         --        --

                                                                    --------   --------   --------   --------  --------
Total distributions...............................................     (0.65)     (0.65)     (0.57)     (0.59)    (0.61)

                                                                    --------   --------   --------   --------  --------
Net asset value, end of period....................................  $   9.50   $   9.24   $   9.62   $   9.99  $   9.58

                                                                    ========   ========   ========   ========  ========
Total return(b)...................................................     10.07%      2.94%      1.97%     10.72%     7.09%

                                                                    ========   ========   ========   ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $111,198   $115,171   $200,753   $221,427  $113,493
Ratio of operating expenses to average net assets.................      0.73%      0.74%      0.72%      0.72%     0.71%
Ratio of net investment income to average net assets..............      6.55%      6.35%      6.02%      6.18%     6.59%
Portfolio turnover rate...........................................       347%       205%       142%       222%      279%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................      0.73%      0.74%      0.72%      0.72%     0.71%


--------------------------------------------------------------------------------
(a)The Munder Bond Fund Class Y Shares commenced operations on December 1,
   1991.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                                Intermediate Bond Fund(a)
                                                                  ----------------------------------------------------
                                                                   Year        Year       Year       Year       Year
                                                                   Ended      Ended      Ended      Ended      Ended
                                                                  6/30/01   6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                                  --------  ---------- ---------- ---------- ----------
Net asset value, beginning of period............................. $   9.08   $   9.26   $   9.50   $   9.33   $   9.31

                                                                  --------   --------   --------   --------   --------
Income from investment operations:
Net investment income............................................     0.58       0.54       0.54       0.57       0.57
Net realized and unrealized gain/(loss) on investments...........     0.29      (0.18)     (0.25)      0.16       0.03

                                                                  --------   --------   --------   --------   --------
Total from investment operations.................................     0.87       0.36       0.29       0.73       0.60

                                                                  --------   --------   --------   --------   --------
Less distributions:
Dividends from net investment income.............................    (0.57)     (0.54)     (0.53)     (0.56)     (0.58)

                                                                  --------   --------   --------   --------   --------
Total distributions..............................................    (0.57)     (0.54)     (0.53)     (0.56)     (0.58)

                                                                  --------   --------   --------   --------   --------
Net asset value, end of period................................... $   9.38   $   9.08   $   9.26   $   9.50   $   9.33

                                                                  ========   ========   ========   ========   ========
Total return (b).................................................     9.88%      4.06%      3.08%      7.99%      6.60%

                                                                  ========   ========   ========   ========   ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)............................. $107,226   $128,663   $193,396   $226,856   $161,606
Ratio of operating expenses to average net assets................     0.71%      0.71%      0.70%      0.68%      0.68%
Ratio of net investment income to average net assets.............     6.12%      5.90%      5.63%      6.02%      6.16%
Portfolio turnover rate..........................................      179%       130%       128%       194%       825%
Ratio of operating expenses to average net assets without waivers     0.71%      0.71%      0.70%      0.68%      0.68%


--------------------------------------------------------------------------------
(a)The Munder Intermediate Bond Fund Class Y Shares commenced operations on December 1, 1991.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                                International Bond Fund(a)
                                                                   -------------------------------------------------
                                                                      Year       Year       Year     Year    Period
                                                                     Ended      Ended      Ended     Ended    Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98  6/30/97
                                                                   ---------- ---------- ---------- -------  -------
Net asset value, beginning of period..............................  $  9.33    $  9.77    $  9.68   $  9.83  $ 10.00
                                                                    -------    -------    -------   -------  -------
Income from investment operations:
Net investment income.............................................     0.27       0.31       0.34      0.22     0.25
Net realized and unrealized gain/(loss) on investments............    (0.94)     (0.24)      0.10     (0.11)   (0.34)
                                                                    -------    -------    -------   -------  -------
Total from investment operations..................................    (0.67)      0.07       0.44      0.11    (0.09)
                                                                    -------    -------    -------   -------  -------
Less distributions:
Dividends from net investment income..............................       --      (0.51)     (0.20)    (0.24)   (0.08)
Distributions from net realized gains.............................       --         --      (0.15)    (0.02)      --

                                                                    -------    -------    -------   -------  -------
Total distributions...............................................       --      (0.51)     (0.35)    (0.26)   (0.08)
                                                                    -------    -------    -------   -------  -------
Net asset value, end of period....................................  $  8.66    $  9.33    $  9.77   $  9.68  $  9.83
                                                                    =======    =======    =======   =======  =======
Total return(b)...................................................    (7.18)%     0.57%      4.21%     1.12%   (0.90)%
                                                                    =======    =======    =======   =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................  $31,083    $33,905    $51,193   $49,834  $51,679
Ratio of operating expenses to average net assets.................     0.85%      0.91%      0.89%     0.86%    0.89%(d)
Ratio of net investment income to average net assets..............     3.03%      3.20%      3.26%     3.78%    3.86%(d)
Portfolio turnover rate...........................................       87%       138%        59%       81%      75%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.85%      0.91%      0.89%     0.86%    0.93%(d)


--------------------------------------------------------------------------------
(a)The Munder International Bond Fund Class Y Shares commenced operations on October 2, 1996.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.




(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                              U.S. Government Income Fund(a)
                                                                   -------------------------------------------------
                                                                    Year       Year         Year     Year     Year
                                                                    Ended     Ended        Ended     Ended    Ended
                                                                   6/30/01  6/30/00(c)   6/30/99(c) 6/30/98  6/30/97
                                                                   -------  ----------   ---------- -------  -------
Net asset value, beginning of period.............................. $  9.79   $ 10.03      $ 10.38   $ 10.09  $  9.98

                                                                   -------   -------      -------   -------  -------
Income from investment operations:
Net investment income.............................................    0.62      0.62         0.62      0.62     0.68
Net realized and unrealized gain/(loss) on investments............    0.43     (0.24)       (0.37)     0.36     0.07

                                                                   -------   -------      -------   -------  -------
Total from investment operations..................................    1.05      0.38         0.25      0.98     0.75

                                                                   -------   -------      -------   -------  -------
Less distributions:
Dividends from net investment income..............................   (0.63)    (0.62)       (0.58)    (0.63)   (0.64)
Distributions from net realized gains.............................      --     (0.00)(d)    (0.01)    (0.06)   (0.00)(d)
Distributions in excess of net realized gains.....................      --     (0.00)(d)    (0.01)       --       --

                                                                   -------   -------      -------   -------  -------
Total distributions...............................................   (0.63)    (0.62)       (0.60)    (0.69)   (0.64)

                                                                   -------   -------      -------   -------  -------
Net asset value, end of period.................................... $ 10.21   $  9.79      $ 10.03   $ 10.38  $ 10.09

                                                                   =======   =======      =======   =======  =======
Total return (b)..................................................   11.03%     4.00%        2.37%     9.97%    7.75%

                                                                   =======   =======      =======   =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $29,599   $32,453      $73,308   $70,842  $55,098
Ratio of operating expenses to average net assets.................    0.72%     0.72%        0.71%     0.69%    0.71%
Ratio of net investment income to average net assets..............    6.11%     6.32%        5.99%     6.25%    6.76%
Portfolio turnover rate...........................................      23%       15%          23%       85%     130%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    0.72%     0.72%        0.71%     0.69%    0.71%


--------------------------------------------------------------------------------
(a)The Munder U.S. Government Income Fund Class Y Shares commenced operations on July 5, 1994.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

                                                                           Michigan Tax-Free Bond Fund(a)
                                                                   -------------------------------------------
                                                                    Year    Year      Year     Year      Year
                                                                    Ended   Ended    Ended     Ended    Ended
                                                                   6/30/01 6/30/00 6/30/99(c) 6/30/98 6/30/97(c)
                                                                   ------- ------- ---------- ------- ----------
Net asset value, beginning of period.............................. $ 9.46  $ 9.62    $10.06   $ 9.65    $ 9.35

                                                                   ------  ------    ------   ------    ------
Income from investment operations:
Net investment income.............................................   0.42    0.42      0.42     0.40      0.46
Net realized and unrealized gain/(loss) on investments............   0.51   (0.16)    (0.28)    0.47      0.29

                                                                   ------  ------    ------   ------    ------
Total from investment operations..................................   0.93    0.26      0.14     0.87      0.75

                                                                   ------  ------    ------   ------    ------
Less distributions:
Dividends from net investment income..............................  (0.41)  (0.42)    (0.42)   (0.44)    (0.45)
Distributions from net realized gains.............................     --      --     (0.16)   (0.02)    (0.00)(d)

                                                                   ------  ------    ------   ------    ------
Total distributions...............................................  (0.41)  (0.42)    (0.58)   (0.46)    (0.45)

                                                                   ------  ------    ------   ------    ------
Net asset value, end of period.................................... $ 9.98  $ 9.46    $ 9.62   $10.06    $ 9.65

                                                                   ======  ======    ======   ======    ======
Total return (b)..................................................  10.02%   2.84%     1.24%    9.17%     8.26%

                                                                   ======  ======    ======   ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $1,483  $1,363    $1,513   $1,011    $  652
Ratio of operating expenses to average net assets.................   0.73%   0.78%     0.75%    0.73%     0.63%
Ratio of net investment income to average net assets..............   4.23%   4.39%     4.14%    4.54%     4.82%
Portfolio turnover rate...........................................     11%     13%       33%      34%       19%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................   0.73%   0.78%     0.75%    0.73%     0.77%


--------------------------------------------------------------------------------
(a)The Munder Michigan Tax-Free Bond Fund Class Y Shares commenced operations on January 3, 1994.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

                                                                                Tax-Free Bond Fund(a)
                                                                   -----------------------------------------------
                                                                      Year       Year     Year    Year      Year
                                                                     Ended      Ended     Ended   Ended    Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99 6/30/98 6/30/97(c)
                                                                   ---------- ---------- ------- ------- ----------
Net asset value, beginning of period..............................   $ 9.78     $10.02   $10.73  $10.51    $10.34

                                                                     ------     ------   ------  ------    ------
Income from investment operations:
Net investment income.............................................     0.43       0.44     0.45    0.52      0.50
Net realized and unrealized gain/(loss) on investments............     0.51      (0.16)   (0.32)   0.37      0.25

                                                                     ------     ------   ------  ------    ------
Total from investment operations..................................     0.94       0.28     0.13    0.89      0.75

                                                                     ------     ------   ------  ------    ------
Less distributions:
Dividends from net investment income..............................    (0.44)     (0.44)   (0.45)  (0.51)    (0.50)
Distributions from net realized gains.............................       --      (0.08)   (0.39)  (0.16)    (0.08)

                                                                     ------     ------   ------  ------    ------
Total distributions...............................................    (0.44)     (0.52)   (0.84)  (0.67)    (0.58)

                                                                     ------     ------   ------  ------    ------
Net asset value, end of period....................................   $10.28     $ 9.78   $10.02  $10.73    $10.51

                                                                     ======     ======   ======  ======    ======
Total return (b)..................................................     9.74%      2.98%    1.08%   8.70%     7.40%

                                                                     ======     ======   ======  ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................   $  370     $2,381   $2,827  $4,123    $3,946
Ratio of operating expenses to average net assets.................     0.76%      0.75%    0.73%   0.68%     0.70%
Ratio of net investment income to average net assets..............     4.30%      4.51%    4.19%   4.85%     4.77%
Portfolio turnover rate...........................................       19%         6%      32%     61%       45%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.76%      0.75%    0.73%   0.68%     0.70%


--------------------------------------------------------------------------------
(a)The Munder Tax-Free Bond Fund Class Y Shares commenced operations on July
   21, 1994.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.

                                                                        Tax-Free Short-Intermediate Bond Fund(a)
                                                                   --------------------------------------------------
                                                                      Year       Year       Year     Year      Year
                                                                     Ended      Ended      Ended     Ended    Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98 6/30/97(c)
                                                                   ---------- ---------- ---------- ------- ----------
Net asset value, beginning of period..............................   $10.06     $10.22     $10.47   $10.42    $10.34

                                                                     ------     ------     ------   ------    ------
Income from investment operations:
Net investment income.............................................     0.41       0.40       0.41     0.45      0.44
Net realized and unrealized gain/(loss) on investments............     0.36      (0.10)     (0.15)    0.14      0.11

                                                                     ------     ------     ------   ------    ------
Total from investment operations..................................     0.77       0.30       0.26     0.59      0.55

                                                                     ------     ------     ------   ------    ------
Less distributions:
Dividends from net investment income..............................    (0.42)     (0.41)     (0.41)   (0.45)    (0.44)
Distributions from net realized gains.............................       --      (0.05)     (0.10)   (0.09)    (0.03)

                                                                     ------     ------     ------   ------    ------
Total distributions...............................................    (0.42)     (0.46)     (0.51)   (0.54)    (0.47)

                                                                     ------     ------     ------   ------    ------
Net asset value, end of period....................................   $10.41     $10.06     $10.22   $10.47    $10.42

                                                                     ======     ======     ======   ======    ======
Total return (b)..................................................     7.77%      3.04%      2.42%    5.70%     5.40%

                                                                     ======     ======     ======   ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................   $3,309     $6,867     $7,905   $9,419    $7,511
Ratio of operating expenses to average net assets.................     0.72%      0.72%      0.71%    0.69%     0.68%
Ratio of net investment income to average net assets..............     4.04%      4.00%      3.88%    4.32%     4.21%
Portfolio turnover rate...........................................       23%        15%        25%      27%       31%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.72%      0.72%      0.71%    0.69%     0.68%


--------------------------------------------------------------------------------
(a)The Munder Tax-Free Short-Intermediate Bond Fund Class Y Shares commenced operations on December 17, 1992.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.

                                                                                Cash Investment Fund(a)
                                                                   ------------------------------------------------
                                                                    Year      Year      Year      Year      Year
                                                                    Ended     Ended     Ended     Ended     Ended
                                                                   6/30/01   6/30/00   6/30/99   6/30/98   6/30/97
                                                                   --------  --------  --------  --------  --------
Net asset value, beginning of period.............................. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00

                                                                   --------  --------  --------  --------  --------
Income from investment operations:
Net investment income.............................................    0.055     0.053     0.047     0.051     0.050

                                                                   --------  --------  --------  --------  --------
Total from investment operations..................................    0.055     0.053     0.047     0.051     0.050

                                                                   --------  --------  --------  --------  --------
Less distributions:
Dividends from net investment income..............................   (0.055)   (0.053)   (0.047)   (0.051)   (0.050)

                                                                   --------  --------  --------  --------  --------
Total distributions...............................................   (0.055)   (0.053)   (0.047)   (0.051)   (0.050)

                                                                   --------  --------  --------  --------  --------
Net asset value, end of period.................................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00

                                                                   ========  ========  ========  ========  ========
Total return (b)..................................................     5.62%     5.39%     4.84%     5.30%     5.07%

                                                                   ========  ========  ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $203,875  $197,156  $358,125  $327,417  $279,427
Ratio of operating expenses to average net assets.................     0.56%     0.55%     0.53%     0.51%     0.55%
Ratio of net investment income to average net assets..............     5.45%     5.26%     4.72%     5.17%     4.96%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.56%     0.55%     0.53%     0.51%     0.55%


--------------------------------------------------------------------------------
(a)The Munder Cash Investment Fund Class Y Shares commenced operations on March 14, 1990.
(b)Total return represents aggregate total return for the period indicated.

                                                                                Money Market Fund(a)
                                                                   ---------------------------------------------
                                                                    Year     Year     Year      Year     Year
                                                                    Ended    Ended    Ended     Ended    Ended
                                                                   6/30/01  6/30/00  6/30/99   6/30/98  6/30/97
                                                                   -------  -------  --------  -------  --------
Net asset value, beginning of period.............................. $  1.00  $  1.00  $   1.00  $  1.00  $   1.00

                                                                   -------  -------  --------  -------  --------
Income from investment operations:
Net investment income.............................................   0.054    0.050     0.046    0.050     0.049

                                                                   -------  -------  --------  -------  --------
Total from investment operations..................................   0.054    0.050     0.046    0.050     0.049

                                                                   -------  -------  --------  -------  --------
Less distributions:
Dividends from net investment income..............................  (0.054)  (0.050)   (0.046)  (0.050)   (0.049)

                                                                   -------  -------  --------  -------  --------
Total distributions...............................................  (0.054)  (0.050)   (0.046)  (0.050)   (0.049)

                                                                   -------  -------  --------  -------  --------
Net asset value, end of period.................................... $  1.00  $  1.00  $   1.00  $  1.00  $   1.00

                                                                   =======  =======  ========  =======  ========
Total return (b)..................................................    5.52%    5.13%     4.71%    5.14%     4.97%

                                                                   =======  =======  ========  =======  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $12,730  $27,942  $139,388  $68,689  $124,621
Ratio of operating expenses to average net assets.................    0.67%    0.65%     0.62%    0.64%     0.64%
Ratio of net investment income to average net assets..............    5.47%    5.02%     4.55%    5.03%     4.86%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    0.67%    0.65%     0.62%    0.64%     0.64%


--------------------------------------------------------------------------------
(a)The Munder Money Market Fund Class Y Shares commenced operations on August 18, 1993.
(b)Total return represents aggregate total return for the period indicated.

                                                                          Tax-Free Money Market Fund(a)
                                                                   -------------------------------------------
                                                                    Year     Year     Year     Year     Year
                                                                    Ended    Ended    Ended    Ended    Ended
                                                                   6/30/01  6/30/00  6/30/99  6/30/98  6/30/97
                                                                   -------  -------  -------  -------  -------
Net asset value, beginning of period.............................. $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

                                                                   -------  -------  -------  -------  -------
Income from investment operations:
Net investment income.............................................   0.033    0.032    0.027    0.031    0.030

                                                                   -------  -------  -------  -------  -------
Total from investment operations..................................   0.033    0.032    0.027    0.031    0.030

                                                                   -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income..............................  (0.033)  (0.032)  (0.027)  (0.031)  (0.030)

                                                                   -------  -------  -------  -------  -------
Total distributions...............................................  (0.033)  (0.032)  (0.027)  (0.031)  (0.030)

                                                                   -------  -------  -------  -------  -------
Net asset value, end of period.................................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

                                                                   =======  =======  =======  =======  =======
Total return (b)..................................................    3.34%    3.20%    2.76%    3.13%    3.04%

                                                                   =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $11,879  $16,541  $21,791  $20,397  $22,951
Ratio of operating expenses to average net assets.................    0.56%    0.56%    0.55%    0.54%    0.53%
Ratio of net investment income to average net assets..............    3.31%    3.14%    2.73%    3.08%    3.01%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    0.56%    0.56%    0.55%    0.54%    0.53%


--------------------------------------------------------------------------------
(a)The Munder Tax-Free Money Market Fund Class Y Shares commenced operations on March 14, 1990.
(b)Total return represents aggregate total return for period indicated.

                                                                        U.S. Treasury Money Market Fund(a)
                                                                   --------------------------------------------
                                                                    Year     Year     Year     Year     Year
                                                                    Ended    Ended    Ended    Ended    Ended
                                                                   6/30/01  6/30/00  6/30/99  6/30/98  6/30/97
                                                                   -------  -------  -------  -------  --------
Net asset value, beginning of period.............................. $  1.00  $  1.00  $  1.00  $  1.00  $   1.00

                                                                   -------  -------  -------  -------  --------
Income from investment operations:
Net investment income.............................................   0.050    0.048    0.044    0.049     0.048

                                                                   -------  -------  -------  -------  --------
Total from investment operations..................................   0.050    0.048    0.044    0.049     0.048

                                                                   -------  -------  -------  -------  --------
Less distributions:
Dividends from net investment income..............................  (0.050)  (0.048)  (0.044)  (0.049)   (0.048)

                                                                   -------  -------  -------  -------  --------
Total distributions...............................................  (0.050)  (0.048)  (0.044)  (0.049)   (0.048)

                                                                   -------  -------  -------  -------  --------
Net asset value, end of period.................................... $  1.00  $  1.00  $  1.00  $  1.00  $   1.00

                                                                   =======  =======  =======  =======  ========
Total return (b)..................................................    5.14%    4.92%    4.33%    5.00%     4.91%

                                                                   =======  =======  =======  =======  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $10,917  $14,266  $33,967  $37,437  $233,549
Ratio of operating expenses to average net assets.................    0.61%    0.61%    0.58%    0.57%     0.54%
Ratio of net investment income to average net assets..............    4.97%    4.80%    4.40%    4.92%     4.79%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................    0.61%    0.61%    0.58%    0.57%     0.54%


--------------------------------------------------------------------------------
(a)The Munder U.S. Treasury Money Market Fund Class Y Shares commenced operations on March 14, 1990.
(b)Total return represents aggregate total return for the period indicated.

                                              811-5899 (The Munder Funds Trust)
                                                                       Balanced
                                                                      Index 500
                                                           International Equity
                                                           Small Company Growth
                                                                           Bond
                                                              Intermediate Bond
                                                         U.S. Government Income
                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond
                                                                Cash Investment
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market

                                              811-7346 (The Munder Funds, Inc.)
                                                                  Bio(Tech)/2 /
                                                                Digital Economy


                                                              Future Technology
                                                           International NetNet

                                       Large-Cap Growth (formerly Focus Growth)

                                       Large-Cap Value (formerly Equity Income)
                                                               Micro-Cap Equity
                                                                  MidCap Select
                                                            Multi-Season Growth
                                                                         NetNet
                                                                     Power Plus
                                                  Real Estate Equity Investment
                                                                Small-Cap Value
                                                             International Bond
                                                                   Money Market

                                  811-7897 (The Munder Framlington Funds Trust)
                                                   Framlington Emerging Markets
                                          Framlington Global Financial Services
                                                         Framlington Healthcare
                                               Framlington International Growth

             More information about the Funds is available free upon request, including the following:

             ANNUAL/SEMI-ANNUAL REPORTS
             You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

             STATEMENT OF ADDITIONAL INFORMATION
             Provides more details about the Funds and their policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

               To Obtain Information:

               BY TELEPHONE
               Call 1-800-438-5789

               BY MAIL
               Write to:
               The Munder Funds
               c/o PFPC Inc.
               P.O. Box 9701
               Providence, RI 02940-9701

               BY OVERNIGHT DELIVERY TO:
               The Munder Funds
               c/o PFPC Inc.
               4400 Computer Drive
               Westborough, MA 01581

               ON THE INTERNET
               Text-only versions of fund documents can be viewed online or downloaded from:

                   SECURITIES AND EXCHANGE COMMISSION
                   http://www.sec.gov

               You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

               You may also find more information about the Funds on the Internet at: www.munder.com. This website is not considered part of the prospectus.

             PROINCABC1001

             Please see the inside back cover for a list of funds and the applicable SEC file numbers.

             SEC File Numbers: 811-7346, 811-5899


--------------------------------------------------------------------------------

                                                                     Prospectus

                                                          CLASS A, B & C SHARES



                                                               October 31, 2001



                                                        The Munder Income Funds
                                                                           Bond
                                                              Intermediate Bond
                                                             International Bond
                                                         U.S. Government Income
                                                         Michigan Tax-Free Bond
                                                                  Tax-Free Bond
                                               Tax-Free Short-Intermediate Bond




                          As with all mutual funds, the Securities and Exchange
                    Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                   It is a criminal offense to state otherwise.


--------------------------------------------------------------------------------



        [LOGO] Munder Funds
        Be Focused

TABLE OF CONTENTS


         2  Risk/Return Summary
         2  Bond Fund
         6  Intermediate Bond Fund
        10  International Bond Fund
        14  U.S. Government Income Fund
        17  Michigan Tax-Free Bond Fund
        20  Tax-Free Bond Fund
        23  Tax-Free Short-Intermediate Bond Fund

        26  More About The Funds
        26  Glossary
        26  Principal Investment Strategies and Risks
        28  Other Investment Strategies and Risks

        32  Your Investment
        32  How to Reach the Funds
        32  Purchasing Shares
        33  Exchanging Shares
        34  Redeeming Shares
        35  Additional Policies for Purchases, Exchanges and Redemptions
        36  Shareholder Privileges

        37  Distribution Arrangements
        37  Share Class Selection
        37  Applicable Sales Charge--Class A Shares
        39  CDSC
        40  12b-1 Fees
        41  Other Information

        42  Pricing Of Fund Shares

        43  Distributions

        44  Federal Tax Considerations
        44  Taxes on Distributions
        44  Taxes on Sales or Exchanges
        44  Other Considerations

        45  Management
        45  Investment Advisor
        45  Portfolio Managers

        46  Financial Highlights


Back Cover For Additional Information

RISK/RETURN SUMMARY

--------------------------------------------------------------------------------
This Risk/Return Summary briefly describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on these and the Funds' other investment strategies and risks, please read the section entitled "More About The Funds." Certain terms used in this prospectus are defined in the Glossary.


Unless otherwise noted, all goals of the Funds are non-fundamental and may be changed by the Funds' Board of Directors/Trustees without shareholder approval. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days' prior notice to shareholders.



 INCOME FUNDS


BOND FUND


 Goal

The Fund's primary goal is to provide a high level of current income. Its secondary goal is capital appreciation.


 Principal Investment Strategies


The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities. These may include:


 . U.S. Government securities and repurchase agreements collateralized by such securities;

 . obligations of state, local and foreign governments;

 . obligations of domestic and foreign banks;

 . obligations of domestic and foreign corporations;

 . zero coupon bonds, debentures and convertible debentures;

 . mortgage and other asset-backed securities; and

 . stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issuers. The advisor invests in all bond market sectors and actively trades across issuers and sectors.

The Fund's dollar-weighted average maturity will generally range between six and fifteen years.


The Fund will generally purchase only fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities, including "junk" bonds.



 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.



 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.



 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."






When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.





                                    [CHART]

Bond Fund Class A
Total Return (%)
(per calendar year)

1993  11.17
1994  (4.33)
1995  17.47
1996   2.47
1997   8.58
1998   8.53
1999  (3.09)

2000  10.01

Year-to-date through September 30, 2001: 5.00%


                         Best Quarter:  Q2 1995   5.81%
                         Worst Quarter: Q1 1994 (3.34)%

Average Annual Total Return

(for the periods ended December 31, 2000)

--------------------------------------------------------------------------------

                                                             Since
                                          1 Year 5 Years Inception/(1)/
                                            %       %          %
         -------------------------------- ------ ------- -------------
         Class A.........................  5.65   4.32            5.66
         Lehman Aggregate Bond Index/(2)/ 11.63   6.46            7.19
         Lehman Gov't/Credit Index/(2)/.. 11.85   6.24            7.23
         Lehman Blended Index/(2)/....... 10.51   6.14            7.29
         Class B.........................  4.20    N/A            4.81
         Lehman Aggregate Bond Index/(2)/ 11.63    N/A            6.93
         Lehman Gov't/Credit Index/(2)/.. 11.85    N/A            6.79
         Lehman Blended Index/(2)/....... 10.51    N/A            6.67
         Class C.........................  8.16    N/A            5.09
         Lehman Aggregate Bond Index/(2)/ 16.63    N/A            7.21
         Lehman Gov't/Credit Index/(2)/.. 11.85    N/A            7.10
         Lehman Blended Index/(2)/....... 10.51    N/A            6.96

--------------------------------------------------------------------------------

(1)The inception dates for Class A, Class B and Class C shares are 12/9/92, 3/13/96 and 3/25/96, respectively. The index returns from inception for Class A, Class B and Class C shares are from December 1, 1992, March 1, 1996 and April 1, 1996, respectively.


(2)The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Government/Credit Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Lehman Blended Index is 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Government/Credit Index. The Fund has changed its primary market index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index which better represents the market in which the Fund invests.



The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Bond Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................    4%(a)   None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)  1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None   None
Redemption Fees.......................................................   None     None   None
Exchange Fees.........................................................   None     None   None



                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
Management Fees.........................................................  0.50    0.50    0.50
Distribution and/or Service (12b-1) Fees................................  0.25    1.00    1.00
Other Expenses..........................................................  0.23    0.23    0.23

                                                                          ----    ----    ----
Total Annual Fund Operating Expenses....................................  0.98    1.73    1.73

                                                                          ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            Class A Class B   Class B    Class C Class C
                                            Shares  Shares*   Shares**   Shares* Shares**
                                            ------- -------   --------   ------- --------
1 Year..................................... $  496  $  676     $  176    $  276   $  176
3 Years.................................... $  700  $  845     $  545    $  545   $  545
5 0Years................................... $  920  $1,139     $  939    $  939   $  939
10 Years................................... $1,553  $1,840***  $1,840*** $2,041   $2,041


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

INTERMEDIATE BOND FUND



 Goal

The Fund's goal is to provide a competitive rate of return which, over time, exceeds the rate of inflation and the return provided by money market instruments.


 Principal Investment Strategies


The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities. These may include:


 . U.S. Government securities and repurchase agreements collateralized by such securities;

 . obligations of state, local and foreign governments;

 . obligations of domestic and foreign banks;

 . obligations of domestic and foreign corporations;

 . zero coupon bonds, debentures and convertible debentures;

 . mortgage and other asset-backed securities; and

 . stripped securities.

The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and analysis of such factors as interest rate relationships, the relative attractiveness of bond market sectors and the characteristics of individual issues.


The Fund's dollar-weighted average maturity will generally range between three and ten years.



The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities, including ''junk'' bonds.



 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.



 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 . Foreign Securities Risk. Investments by the Fund in foreign securities presents risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.



                                    [CHART]

Intermediate Bond Fund Class A
Total Return (%)
(per calendar year)

1993    8.05
1994   (3.35)
1995   13.76
1996    2.87
1997    7.05
1998    6.95
1999   (0.05)

2000    8.84

Year-to-date through September 30, 2001: 7.63%


Best Quarter:  Q2 1995   4.50%
Worst Quarter: Q1 1994 (2.64)%

Average Annual Total Return

(for the periods ended December 31, 2000)

--------------------------------------------------------------------------------

                                                              Since
                                           1 Year 5 Years Inception/(1)/
                                             %       %          %
       ------------------------------------------------------------------
       Class A............................  4.46   4.23       4.88
       Lehman Int. Gov't/Credit Index/(2)/ 10.11   6.11       6.59
       Class B............................  3.05   4.96       5.55
       Lehman Int. Gov't/Credit Index/(2)/ 10.11   6.11       7.36
       Class C............................  7.26    N/A       4.98
       Lehman Int. Gov't/Credit Index/(2)/ 10.11    N/A       6.83

--------------------------------------------------------------------------------

(1)The inception dates for Class A, Class B and Class C shares are 11/24/92, 10/25/94 and 4/19/96, respectively. The index returns from inception for Class A, Class B and Class C shares are from December 1, 1992, October 1, 1994 and May 1, 1996, respectively.


(2)The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government with a maturity between one and ten years and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collaterized mortgage obligations.



The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Intermediate Bond Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................    4%(a)   None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None      None   None



                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
Management Fees.........................................................  0.50    0.50    0.50
Distribution and/or Service (12b-1) Fees................................  0.25    1.00    1.00
Other Expenses..........................................................  0.21    0.21    0.21

                                                                          ----    ----    ----
Total Annual Fund Operating Expenses....................................  0.96    1.71    1.71

                                                                          ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           Class A Class B   Class B    Class C Class C
                                           Shares  Shares*   Shares**   Shares* Shares**
                                           ------- -------   --------   ------- --------
1 Year.................................... $  494  $  674     $  174    $  274   $  174
3 Years................................... $  694  $  839     $  539    $  539   $  539
5 Years................................... $  910  $1,128     $  928    $  928   $  928
10 Years.................................. $1,531  $1,819***  $1,819*** $2,019   $2,019


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

INTERNATIONAL BOND FUND


 Goal

The Fund's goal is to realize a competitive total return through a combination of current income and capital appreciation.


 Principal Investment Strategies


The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in a broad range of bonds and other fixed income securities of foreign issuers. These may include:


 . obligations issued by foreign governments, their agencies, instrumentalities or political subdivisions;

 . obligations issued or guaranteed by supranational organizations (such as the World Bank);

 .  obligations of foreign banks or bank holding companies; and

 .  obligations of foreign corporations.

The Fund will invest in the securities of issuers in at least three foreign countries.

The Fund's strategy focuses on analysis of bond yield relationships and specifically focuses on making allocation decisions based on yield relationships between countries, pricing inefficiencies in the marketplace and yield curve analysis.


The Fund will generally purchase fixed income securities that are rated investment grade or better, or if unrated, are of comparable quality, but may invest in lower-rated debt securities, including ''junk'' bonds. The portfolio's dollar-weighted average maturity will generally range between three and fifteen years.



The Fund is "non-diversified" under the Investment Company Act of 1940 and may invest more of its assets in fewer issuers than a "diversified" investment company.



 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Foreign Securities Risk. The Fund's investments in foreign securities involve risks not associated with investing in U.S. securities and can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:



   Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

   Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing.



   Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.



   Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's foreign investments.



   Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.



   Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.


 . Non-Diversified Risk. The Fund may invest more of its assets in fewer issuers than many other funds do, may be more susceptible to adverse developments affecting any single issuer, and may be more susceptible to greater losses because of these developments.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.



                                    [CHART]

International Bond Fund Class A
Total Return (%)
(per calendar year)

1997  (5.10)
1998  17.27
1999  (5.61)

2000  (3.85)

Year-to-date through September 30, 2001: 0.09%


                         Best Quarter:  Q3 1998   9.46%
                         Worst Quarter: Q1 1997 (5.61)%

Average Annual Total Return

(for the periods ended December 31, 2000)

--------------------------------------------------------------------------------

                                                          Since
                                               1 Year Inception/(1)/
                                                 %          %
            ---------------------------------------------------------
            Class A........................... (7.70)     (0.13)
            Salomon Non-U.S.$ World Index/(2)/ (2.63)      1.10
            Class B........................... (9.27)     (0.29)
            Salomon Non-U.S.$ World Index/(2)/ (2.63)      2.41
            Class C........................... (5.42)      0.28
            Salomon Non-U.S.$ World Index/(2)/ (2.63)      2.38

--------------------------------------------------------------------------------

(1)The inception dates for Class A, Class B and Class C shares are 10/17/96, 6/9/97 and 6/4/98, respectively. The index returns from inception for Class A, Class B and Class C shares are from November 1, 1996, June 1, 1997 and June 1, 1998, respectively.


(2)The Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, Dm 30 billion and (Yen)2.5 trillion.



The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--International Bond Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................    4%(a)   None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None      None   None



                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
Management Fees.........................................................  0.50    0.50    0.50
Distribution and/or Service (12b-1) Fees................................  0.25    1.00    1.00
Other Expenses..........................................................  0.35    0.35    0.35

                                                                          ----    ----    ----
Total Annual Fund Operating Expenses....................................  1.10    1.85    1.85

                                                                          ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  508  $  688     $  188    $  288   $  188
             3 Years. $  736  $  882     $  582    $  582   $  582
             5 Years. $  982  $1,201     $1,001    $1,001   $1,001
             10 Years $1,687  $1,971***  $1,971*** $2,169   $2,169


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

U.S. GOVERNMENT INCOME FUND


 Goal

The Fund's goal is to provide high current income.


 Principal Investment Strategies


The Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in a broad range of U.S. Government securities. U.S. Government securities are high-quality securities, including mortgage-backed securities, issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.


The Fund's strategy focuses on areas where the advisor believes value can be added. These include credit analysis and an analysis of such factors as interest rate relationships, the relative attractiveness of the government-related sectors of the market and the characteristics of individual issues.

The Fund's dollar-weighted average maturity generally will range between six and fifteen years.


The Fund may also invest in other fixed income securities that are rated AAA or better, or if unrated, are of comparable quality.



 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risk:


 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.



 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.





                                    [CHART]

U.S. Government Income Fund Class A
Total Return (%)
(per calendar year)

1995  17.11
1996   2.98
1997   8.73
1998   7.14
1999  (1.03)

2000  11.25

Year-to-date through September 30, 2001: 8.04%


                         Best Quarter:  Q2 1995   6.02%
                         Worst Quarter: Q1 1996 (2.04)%

Average Annual Total Return

(for the periods ended December 31, 2000)

--------------------------------------------------------------------------------

                                                                     Since
                                                  1 Year 5 Years Inception/(1)/
                                                    %       %          %
--------------------------------------------------------------------------------
Class A..........................................   6.85    4.85     6.28
Lehman Gov't Bond Index/(2)/.....................  13.23    6.49     7.64
Lehman Gov't/Credit Index /(2)/..................  11.85    6.24     7.55
Class B..........................................   5.64    4.65     5.37
Lehman Gov't Bond Index/(2)/.....................  13.23    6.49     7.16
Lehman Gov't/Credit Index/(2)/...................  11.85    6.24     6.94
Class C..........................................   9.65     N/A     5.70
Lehman Gov't Bond Index/(2)/.....................  13.23     N/A     7.76
Lehman Gov't/Credit Index/(2)/...................  11.85     N/A     7.49

--------------------------------------------------------------------------------

(1)The inception dates for Class A, Class B and Class C shares are 7/28/94, 9/6/95 and 8/12/96, respectively. The index returns from inception for the Class A, Class B and Class C shares are from August 1, 1994, September 1, 1995 and August 1, 1996, respectively.


(2)The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government. The Lehman Brothers Government/Credit Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Fund has changed its primary market index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Government Bond Index which better represents the market in which the Fund invests.





The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--U.S. Government Income Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................    4%(a)   None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None



                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
Management Fees.........................................................  0.50      0.50  0.50
Distribution and/or Service (12b-1) Fees................................  0.25      1.00  1.00
Other Expenses..........................................................  0.22      0.22  0.22

                                                                          ----   -------  ----
Total Annual Fund Operating Expenses....................................  0.97      1.72  1.72

                                                                          ====   =======  ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            Class A Class B   Class B    Class C Class C
                                            Shares  Shares*   Shares**   Shares* Shares**
                                            ------- -------   --------   ------- --------
1 Year..................................... $  495  $  675     $  175    $  275   $  175
3 Years.................................... $  697  $  842     $  542    $  542   $  542
5 Years.................................... $  915  $1,133     $  933    $  933   $  933
10 Years................................... $1,542  $1,830***  $1,830*** $2,030   $2,030


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

 TAX-FREE FUNDS


MICHIGAN TAX-FREE BOND FUND
(Offered only in the State of Michigan.)


 Goal

The Fund's goal is to provide as high a level of current interest income exempt from regular Federal income taxes and Michigan state income tax as is consistent with prudent investment management and preservation of capital.


 Principal Investment Strategies


The Fund pursues its goal by investing, under normal market conditions, at least 80% of the Fund's net assets in debt securities issued by the State of Michigan and its political subdivisions. The Fund is also subject to a ''fundamental'' investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal conditions, at least 80% of its net assets in securities, the income from which is exempt from Federal income taxes and Michigan state income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.



The Fund will invest primarily in Michigan municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.





The Fund may also invest in taxable income securities that are rated Single A or better or, if unrated, are of comparable quality.



 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.




 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.

 . State-Specific Risk. Because the Fund invests primarily in a portfolio of Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.





                                    [CHART]

Michigan Tax-Free Bond Fund Class A
Total Return (%)
(per calendar year)

1995  16.64
1996   3.13
1997   9.48
1998   5.54
1999  (4.31)

2000  12.40

Year-to-date through September 30, 2001: 5.18%



Best Quarter:                               Q1 1995                     6.78%
Worst Quarter:                              Q2 1999                   (2.97)%


Average Annual Total Return

(for the periods ended December 31, 2000)

--------------------------------------------------------------------------------

                                                                     Since
                                                  1 Year 5 Years Inception/(1)/
                                                    %       %          %
--------------------------------------------------------------------------------
Class A..........................................  7.94   4.23       4.22
Lehman 20-Year Muni Index/(2)/................... 15.23   6.32       6.07
Lehman 15-Year Muni Index/(2)/................... 13.15   6.48       6.18
Lehman Blended Index/(2)/........................ 13.05   6.27       5.99
Class B..........................................  6.54   4.03       5.43
Lehman 20-Year Muni Index/(2)/................... 15.23   6.32       7.70
Lehman 15-Year Muni Index/(2)/................... 13.15   6.48       7.66
Lehman Blended Index/(2)/........................ 13.05   6.27       7.44
Class C.......................................... 10.33    N/A       4.86
Lehman 20-Year Muni Index/(2)/................... 15.23    N/A       7.05
Lehman 15-Year Muni Index/(2)/................... 13.15    N/A       7.24
Lehman Blended Index/(2)/........................ 13.05    N/A       6.96

--------------------------------------------------------------------------------

(1)The inception dates for Class A, Class B and Class C shares are 2/15/94, 7/5/94 and 10/4/96, respectively. The index returns from inception for Class A, Class B and Class C shares are from February 1, 1994, July 1, 1994 and October 1, 1996, respectively.


(2)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index. The Fund has changed its primary market index from the Lehman Brothers 20-Year Municipal Bond Index to the Lehman Brothers 15-Year Municipal Bond Index which better represents the market in which the Fund invests.





The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Michigan Tax-Free Bond Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................    4%(a)   None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None



                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
                Management Fees.........................................  0.50    0.50    0.50
                Distribution and/or Service (12b-1) Fees................  0.25    1.00    1.00
                Other Expenses..........................................  0.23    0.23    0.23

                                                                          ----    ----    ----
                Total Annual Fund Operating Expenses....................  0.98    1.73    1.73

                                                                          ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  496  $  676     $  176    $  276   $  176
             3 Years. $  700  $  845     $  545    $  545   $  545
             5 Years. $  920  $1,139     $  939    $  939   $  939
             10 Years $1,553  $1,840***  $1,840*** $2,041   $2,041


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

TAX-FREE BOND FUND


 Goal


The Fund's goals are to provide as high a level of current interest income exempt from Federal income taxes and to generate as competitive a long-term rate of return as is consistent with prudent investment management and preservation of capital.



 Principal Investment Strategies


The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in debt securities. The Fund is also subject to a ''fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal market conditions, at least 80% of its net assets in municipal obligations, the interest from which is exempt from regular Federal income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.





In selecting securities for the Fund, the advisor places a premium on value and diversifies the Fund's portfolio holdings across maturities, industries and geographic locations. The Fund may, however, invest more than 25% of its assets in municipal obligations issued by the state of Michigan and its political subdivisions.



The Fund invests primarily in intermediate-term and long-term municipal obligations that have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally range between eight and twenty-two years.



The Fund may also invest in taxable fixed income securities that are rated Single A or better or, if unrated, are of comparable quality.



 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.



 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.



 . State-Specific Risk. Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class B shares and do not reflect contingent deferred sales charges (CDSCs). If CDSCs were reflected, returns would be less than those shown. Performance of Class A and Class C shares, net of any sales charges (loads), would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.





                                    [CHART]

Tax-Free Bond Fund Class B
Total Return (%)
(per calendar year)

1995  15.07
1996   1.38
1997   9.11
1998   4.46
1999  (4.92)

2000  10.93

Year-to-date through September 30, 2001: 4.46%



                         Best Quarter:  Q4 2000 4.89%
                         Worst Quarter: Q2 1999 (2.99)%


Average Annual Total Return

(for the periods ended December 31, 2000)

--------------------------------------------------------------------------------

                                                            Since
                                         1 Year 5 Years Inception/(1)/
                                           %       %          %
          -------------------------------------------------------------
          Class A.......................  7.36   4.02       4.57
          Lehman 20-Year Muni Index/(2)/ 15.23   6.32       6.07
          Lehman 15-Year Muni Index/(2)/ 13.15   6.48       7.03
          Lehman Blended Index/(2)/..... 13.05   6.27       5.99
          Class B.......................  5.93   3.71       5.81
          Lehman 20-Year Muni Index/(2)/ 15.23   6.32       7.70
          Lehman 15-Year Muni Index/(2)/ 13.15   6.48       8.84
          Lehman Blended Index/(2)/..... 13.05   6.27       7.44
          Class C....................... 10.12    N/A       4.40
          Lehman 20-Year Muni Index/(2)/ 15.23    N/A       6.96
          Lehman 15-Year Muni Index/(2)/ 13.15    N/A       6.83
          Lehman Blended Index/(2)/..... 13.05    N/A       6.72

--------------------------------------------------------------------------------

(1)The inception dates for Class A, Class B and Class C shares are 10/9/95, 12/6/94 and 7/7/97, respectively. The index returns from inception for Class A, Class B and Class C shares are from October 1, 1995, December 1, 1994 and July 1, 1997, respectively


(2)The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index measure the performance of the investment grade tax-exempt bond market with maturities ranging from 17-22 years, 12-17 years and 8-12 years, respectively. The Lehman Blended Index is
    1/3 Lehman Brothers 20-year Municipal Bond Index, 1/3 15-year Municipal Bond Index and 1/3 10-year Municipal Bond Index. The Fund has changed its primary market index from the Lehman Brothers 20-Year Municipal Bond Index to the Lehman Brothers 15-Year Municipal Bond Index which better represents the market in which the Fund invests.



The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Tax-Free Bond Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................    4%(a)   None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None



                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
                Management Fees.........................................  0.50    0.50    0.50
                Distribution and/or Service (12b-1) Fees................  0.25    1.00    1.00
                Other Expenses..........................................  0.26    0.26    0.26

                                                                          ----    ----    ----
                Total Annual Fund Operating Expenses....................  1.01    1.76    1.76

                                                                          ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  499  $  679     $  179    $  279   $  179
             3 Years. $  709  $  854     $  554    $  554   $  554
             5 Years. $  936  $1,154     $  954    $  954   $  954
             10 Years $1,587  $1,873***  $1,873*** $2,073   $2,073


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

TAX-FREE SHORT-INTERMEDIATE BOND FUND


 Goal

The Fund's goals are to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments.


 Principal Investment Strategies


The Fund pursues its goals by investing, under normal market conditions, at least 80% of its assets in debt securities. The Fund is also subject to a ''fundamental'' investment policy, which cannot be changed without shareholder approval, that requires it to invest, under normal market conditions, at least 80% of its net assets in securities the interest from which is exempt from regular Federal income tax. Income may, however, be subject to Federal alternative minimum tax for certain investors.





The Fund generally holds obligations with remaining maturities of five years or less but may invest in obligations with greater remaining maturities. The Fund's dollar-weighted average maturity will generally range between two and six years.


The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions.




The Fund may also invest in taxable fixed income securities that are rated Single A or better or, if unrated, are of comparable quality.



 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.





 . Municipal Securities Risk. The yields of municipal securities may move differently and adversely compared to yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities and otherwise adversely affect the current federal or state tax status of municipal securities.



 . State-Specific Risk. Because the Fund may invest a significant portion of its assets in Michigan municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Michigan municipal securities than a fund that does not limit its investments to such issuers.

 Performance

The bar chart and tables below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B and Class C shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.





                                    [CHART]

Tax-Free Short-Intermediate Bond Fund Class B
Total Return (%)
(per calendar year)

Date   Percentage
1993       7.05
1994      (2.68)
1995      11.33
1996       3.02
1997       5.61
1998       4.69
1999      (0.10)

2000       6.37

Year-to-date through September 30, 2001: 5.69%


Best Quarter:                               Q1 1995                     4.51%
Worst Quarter:                              Q1 1994                   (3.25)%

Average Annual Total Return

(for the periods ended December 31, 2000)

--------------------------------------------------------------------------------

                                                     Since
                                  1 Year 5 Years Inception/(1)/
                                    %       %          %
----------------------------------------------------------------
Class A..........................  2.09   3.05       3.84
Lehman Int. Short Muni Index/(2)/  7.67   5.09       4.49
Class B..........................  0.50   N/A        3.18
Lehman Int. Short Muni Index/(2)/  7.67   N/A        5.58
Class C..........................  4.57   N/A        3.03
Lehman Int. Short Muni Index/(2)/  7.67   N/A        4.76

--------------------------------------------------------------------------------

(1)The inception dates for Class A, Class B and Class C shares are 11/30/92, 5/16/96 and 7/8/98, respectively. The index returns from inception for Class A, Class B and Class C shares are from December 1, 1992, June 1, 1996 and July 1, 1998, respectively.


(2)The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and ten years. Prior to July 31, 1993 the Tax-Free Short-Intermediate Fund is compared to the Lehman Brothers 5 Year General Obligation Index, a performance benchmark for the short-term investment-grade tax-exempt bond market.





The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Tax-Free Short-Intermediate Bond Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price).............................................................    4%(a)   None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
   purchase price or redemption proceeds).............................   None(b)  5%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None



                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
                Management Fees.........................................  0.50    0.50    0.50
                Distribution and/or Service (12b-1) Fees................  0.25    1.00    1.00
                Other Expenses..........................................  0.22    0.22    0.22

                                                                          ----    ----    ----
                Total Annual Fund Operating Expenses....................  0.97    1.72    1.72

                                                                          ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)The CDSC applies to redemptions of Class C shares within one year of purchase.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year.. $  495  $  675     $  175    $  275   $  175
             3 Years. $  697  $  842     $  542    $  542   $  542
             5 Years. $  915  $1,133     $  933    $  933   $  933
             10 Years $1,542  $1,830***  $1,830*** $2,030   $2,030


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------


This section further describes the Funds' principal investment strategies and risks that are summarized above in the section entitled "Risk/Return Summary." The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The Glossary below explains certain terms used throughout this prospectus.



 Glossary

TYPES OF FUNDS

Income Funds are the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund.

Tax-Free Funds are the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund.

TYPES OF SECURITIES


Fixed income or debt securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.


Convertible securities are bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Funds a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.


Money market instruments are high-quality, short-term instruments including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

RATING AGENCIES

Moody's is Moody's Investor Services, Inc.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.

S&P is Standard & Poor's Rating Services.


 Principal Investment Strategies and Risks



Credit Quality of the Tax-Free Funds. The Tax-Free Funds will focus on investing in long-term instruments that are rated "A" or better by Moody's or S&P or, if unrated, are of comparable quality. These Funds will invest in short-term instruments only if they (i) have short-term debt ratings in the top two categories by at least one nationally recognized statistical rating organization, (ii) are issued by an issuer with such ratings or (iii) if unrated, are of comparable quality.


Foreign Securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States.

   Investment Strategy. International Bond Fund will invest all or a substantial portion of its total assets in foreign securities. The other Income Funds may invest up to 25% of their total assets in foreign securities. The Tax-Free Funds may invest up to 10% of their total assets in foreign securities.

   Special Risks. Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

   Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.


   Additional Risks. Additional risks are involved when investing in countries with emerging economies or securities markets. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and may have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.


   A further risk of investing in foreign securities is the risk that a Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world markets and affect European markets in particular.


U.S. Government Securities. U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. These securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities that are issued by agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association. Certain mortgage-backed securities, known as collateralized mortgage obligations, are issued in multiple classes with each class having its own interest rate and/or final payment date.



Investment Grade Credit Ratings. A security is considered investment grade if, at the time of purchase, it is rated:



 .  BBB or higher by S&P;



 .  Baa or higher by Moody's;



 .  BBB or higher by Duff & Phelps; or



 .  BBB or higher by Fitch.



A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

   Investment Strategy. Fixed income and convertible securities purchased by the Funds will generally be rated at least investment grade, except that the Funds may also invest in unrated securities if the advisor believes they are comparable in quality.

   Special Risks. Although securities rated "BBB" by S&P, Duff & Phelps or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the security.

Municipal Obligations. Municipal obligations may include: (i) general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power; and (ii) revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility.

   Investment Strategy. The Tax-Free Funds will normally invest at least 80% of their net assets in municipal obligations.

   Special Risks. Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax
   (AMT).

Short-Term Trading. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights.

   Investment Strategy. The Funds may engage in short-term trading of portfolio securities.

   Special Risks. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund's performance.

Defensive Investing. Defensive investing occurs when a Fund invests all or any portion of its assets in short-term obligations as a temporary defensive measure in response to adverse market or economic conditions.

   Investment Strategy. All Funds may employ defensive investment techniques and investments on a temporary basis.

   Special Risks. A Fund may not achieve its investment objective when its assets are invested in short-term obligations.


 Other Investment Strategies and Risks


Asset-Backed Securities. Asset-backed securities are debt securities backed by mortgages, installment sales contracts and credit card receivables. The securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgage or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").



   Investment Strategy. All Income Funds may invest a portion of their assets in asset-backed securities.


   Special Risks. In addition to credit and market risk, asset-backed securities involve repayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.

Borrowing and Reverse Repurchase Agreements. Money may be borrowed from banks and reverse repurchase agreements may be entered into with banks and other financial institutions for emergency purposes or redemptions. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

   Investment Strategy. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.

   Special Risks. Borrowings and reverse repurchase agreements by a Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.


Derivatives. "Derivative" instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, swaps and forward currency exchange contracts.


A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

   Investment Strategy. The Funds may use derivative instruments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Funds may, but are not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. The Funds will not use derivatives for speculative purposes.

   A Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

   The Income Funds, Michigan Tax-Free Bond Fund and Tax-Free Bond Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging purposes. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.

   Forward currency exchange contracts may be used for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the advisor, and no Fund is required to hedge its foreign currency positions.

   Special Risks. The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
   (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.


Lower-Rated Debt Securities. These securities, also known as "junk bonds," are rated BB or lower by S&P or the equivalent rating by another rating agency. Junk bonds have speculative elements or are predominantly speculative credit risks; therefore, credit risk is particularly significant. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities.


Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

   Investment Strategy. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of a Fund's total assets (including the loan collateral).

   Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.

Stripped Securities. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities.

   Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Fund's total returns.

Temporary Investments. Short-term obligations refer to U.S. Government securities, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Fund.

   Investment Strategy. Each Fund may invest a portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Tax-Free Funds may hold uninvested cash if, in the advisor's opinion, suitable tax-exempt securities are not available. Each Tax-Free Fund may also invest a portion of its assets in short-term money market instruments, the income from which is subject to Federal income tax.

   Special Risks. A Fund may not achieve its investment objective when its asset are invested in short-term obligations.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes.

   Special Risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate risk and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, a Fund could suffer a loss with respect to these instruments.


When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.



   Special Risks. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.


Zero Coupon Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity.

   Special Risks. The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

YOUR INVESTMENT

--------------------------------------------------------------------------------
This section describes how to do business with the Funds.



 How to Reach the Funds


By telephone:
           1-800-438-5789
           Call for shareholder services.

By mail:
           The Munder Funds

           c/o PFPC Inc.

           P.O. Box 9701
           Providence, RI 02940

By overnight delivery:
           The Munder Funds

           c/o PFPC Inc.

           4400 Computer Drive
           Westborough, MA 01581


 Purchasing Shares

Purchase Price of Shares
Class A shares of a Fund are sold at the net asset value (NAV) next determined after a purchase order is received in proper form plus any applicable sales charge. Please see "Distribution Arrangements" below for information about sales charges.

Class B and Class C shares of a Fund are sold at NAV next determined after a purchase order is received in proper form.

Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

Policies for Purchasing Shares




Investment minimums


Until December 31, 2001, the minimum initial investment per Fund for all accounts is $250. Beginning January 1, 2002, the minimum initial investment will be $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. For those investors who use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50. We reserve the right to deduct a $6 quarterly fee for all AIP accounts that cease contributions before reaching the applicable account minimum. Before imposing any such fee we will provide you with 30 days' advance written notice.



Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services. We reserve the right to waive any investment minimum. If you wish to invest more than $250,000, you must purchase Class A or Class C shares.





Accounts below minimums


If your investment in a Fund does not meet the new applicable account minimum as of January 1, 2002, you may increase your balance to that level or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee. We also reserve the right, upon 30 days' advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below the applicable new minimum.


Timing of orders
Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares
You may purchase shares:

 . By Broker and/or Financial Advisor. Any broker or financial advisor authorized by the

  Funds' distributor can sell you shares of the Funds. Please note that brokers or financial advisors may charge you fees for their services.


 . By Mail. You may open an account by completing, signing and mailing the attached account application form and send a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure to specify on your account application form the class of shares being purchased. If the class is not specified, your purchase will automatically be invested in Class A shares. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment such as temporary checks, credit cards or third-party checks.



 . By Wire. To open a new account, you should call the Funds at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:


   Boston Safe Deposit and Trust Company
   Boston, MA
   ABA# 011001234
   DDA# 16-798-3
   Account No.:

  You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

 .  You may purchase shares through the Automatic Investment Plan.


 .  You may purchase shares through the Reinstatement Privilege.



 Exchanging Shares

Policies for Exchanging Shares
 .  You may exchange your Fund shares for shares of the same class of other
   Munder Funds based on their relative NAVs.

 . You may exchange Class C shares of a Fund for Class II shares or Class C shares, respectively of other Munder Funds, based on their relative NAVs.

 . Class A shares of a Munder Money Market Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more Munder Funds for which a sales charge was paid, can be exchanged for Class A shares of a Fund at NAV.

 . Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

 . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

 . If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

 . A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

 . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or calling the Munder Funds at (800) 438-5789.

 .  Brokers or financial advisors may charge you a fee for handling exchanges.

 . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Methods for Exchanging Shares
 . Exchanges By Telephone. You may give exchange instructions by telephone to the Funds at (800) 438-5789. You may not exchange shares by telephone if you hold share certificates. We reserve the right to reject any telephone exchange request and to place restrictions on telephone exchanges.


 . Exchanges By Mail. You may send exchange requests to your broker or you may send them directly to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02942, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581.



 Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

Please see "Distribution Arrangements" below for information about CDSCs.

Policies for Redeeming Shares
For your protection, a medallion signature guarantee is required for the following redemption requests:


 .  redemption proceeds greater than $50,000;



 . redemption proceeds not being made payable to the record owner of the account;



 . redemption proceeds not being mailed to the address of record on the account;



 . if the redemption proceeds are being transferred to another Munder Fund account with a different registration;



 .  change in ownership or registration of the account; or



 .  changes to banking information without a voided check being supplied.



When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.


A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Methods for Redeeming Shares
You may redeem shares of the Funds in several ways:


 .  By Mail. You may mail your redemption request to: The Munder Funds, c/o PFPC
   Inc., P.O. Box 9701, Providence, RI 02942, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.


 . By Telephone. You can redeem your shares by contacting your broker or your financial advisor, or by calling the Funds at (800) 438-5789. There is no minimum requirement for telephone redemptions.

  If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your account application form, simply call the Funds prior to 4:00 p.m. (Eastern time), and request the redemption proceeds be wired to the commercial bank, registered broker-dealer or financial advisor you designated on your account application form. We will send your redemption proceeds to you on the next business day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

  During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

 .  You may redeem shares through the Systematic Withdrawal Plan.

 . You can redeem a portion of your Class A shares of the Funds (except the International Bond Fund) through the Free Checkwriting Privilege.



 Additional Policies for Purchases, Exchanges and Redemptions



 . We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.



 . The Funds reserve the right to reject any purchase order, including exchanges from other Munder Funds.



 . At any time, the Funds may change any of their purchase, redemption or exchange practices, and may suspend the sale of their shares.


 . The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 .  To limit the Funds' expenses, we no longer issue share certificates.

 .  A Fund may temporarily stop redeeming shares if:

   . the NYSE is closed;

   . trading on the NYSE is restricted;

   . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   . the SEC orders the Fund to suspend redemptions.

 . If accepted by a Fund, investors may purchase shares of the Fund with securities that the Fund may hold. The advisor will determine if the securities are consistent with the Funds' objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

 . The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Funds' transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.


 . We may redeem your account if its value falls below the Fund minimum initial investment as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.


 . If you purchased shares directly from the Funds, the Funds' transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you.

 .  The exchange privilege is not intended as a vehicle for short-term trading.
   Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable.

  Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.


 Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Funds at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.


Reinstatement Privilege. For 60 days after you sell shares of a Fund, you may reinvest your redemption proceeds in shares of the same class of the SAME Fund at NAV. Any CDSC you paid on the amount you are reinvesting will be credited to your account. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify the Funds' transfer agent in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.


Systematic Withdrawal Plan (SWP). If you have an account value of $2,500 or more in a Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the SWP by completing the SWP application form available through the Funds' transfer agent. To participate in the SWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the SWP at any time upon notice to the Funds' transfer agent. You should not buy Class A shares (and pay a sales charge) while you participate in the SWP and you must pay any applicable CDSC when you redeem shares.

Free Checkwriting. Free checkwriting is available to holders of Class A shares of the Funds (other than the International Bond Fund) who complete a checkwriting authorization form and return it to the Funds' transfer agent. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' notice to you.

DISTRIBUTION ARRANGEMENTS

--------------------------------------------------------------------------------


 Share Class Selection

Each Fund offers Class A, Class B and Class C shares through/by this prospectus. Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

Class A shares
 .  Front end sales charge. There are several ways to reduce these sale charges.

 .  Lower annual expenses than Class B and Class C shares.

Class B shares
 .  No front end sales charge. All your money goes to work for you right away.

 .  A CDSC on shares you sell within six years of purchase.

 .  Higher annual expenses than Class A shares.

 . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after issuance of the original purchase.

 .  CDSC is waived for certain redemptions.

Class C shares
 .  No front end sales charge. All your money goes to work for you right away.


 .  A CDSC on shares you sell within one year of purchase.


 .  Higher annual expenses than Class A shares.

 .  Shares do not convert to another class.

Each Fund also issues other classes of shares, which have different sales charges, expense levels and performance. The other classes of shares are available to limited types of investors. Call (800) 438-5789 to obtain more information about those other classes.


 Applicable Sales Charge--Class A Shares

You can purchase Class A shares at NAV plus an initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:


                                     Sales Charge
                                         as a         Dealer
                                    Percentage of   Reallowance
                                   ---------------     as a
                                               Net  Percentage
                                      Your    Asset   of the
                                   Investment Value Investment
                                       %        %        %
                                   ---------- ----- -----------
              Less than $100,000..    4.00    4.17      3.75
              $100,000 but
                less than $250,000    3.00    3.09      2.75
              $250,000 but
                less than $500,000    2.00    2.04      1.75
              $500,000 but
                less than
                $1,000,000........    1.25    1.27      1.00
              $1,000,000 or more..    None*   None* (see below)**

--------------------------------------
* No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

** The distributor will pay 1% commission to dealers and other entities (as permitted by applicable federal and state law) who initiate and are responsible for purchases of $1 million or more.




Sales Charge Waivers--General
We will waive the initial sales charge on Class A shares for the following types of purchasers (the word "advisor" in the following refers to Munder Capital Management, the advisor to The Munder Funds):

1. individuals with an investment account or relationship with the advisor;

2. full-time employees and retired employees of the advisor or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans as described below;

5. individuals who reinvest distributions from a qualified retirement plan managed by the advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund, within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients;

9. employer sponsored retirement plans which are administered by Universal Pensions, Inc. (UPI Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans"; and

10. employer sponsored 401(k) plans that are administered by Merrill Lynch Group Employee Services (Merrill Lynch Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans."

Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans

Qualified Sponsored Retirement Plans and UPI Plans. We will waive the initial sales charge on purchases of Class A shares by: (i) employer sponsored retirement plans that are qualified under Section 401(a) or Section 403(b) of the Internal Revenue Code of 1986, as amended (each, a Qualified Employee Benefit Plan) and that (1) invest $1,000,000 or more in Class A shares offered by the Munder Funds or (2) have at least 75 eligible plan participants; and
(ii) UPI Plans for employees participating in an employer-sponsored or administered retirement program operating under Section 408A of the Internal Revenue Code. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts. These sales charge waivers do not apply to Simplified Employee Pension Plans (SEPs) or Individual Retirement Accounts (IRAs). Sales charge waivers for Merrill Lynch Plans are described below.


The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases that meet the above criteria.


Merrill Lynch Plans. We will waive the initial sales charge on purchases of Class A shares and the CDSC of 1% for certain redemptions within one year of purchase for all investments by Merrill Lynch Plans if:


(i)the Plan's recordkeeper on a daily valuation basis is Merrill Lynch Group Employee Services (Merrill Lynch) and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and a Fund's distributor and in funds advised or managed by MLAM (collectively, the Applicable Investments); or

(ii)the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

The distributor will pay a 1% commission to dealers and other entities (as permitted by Federal and state law) who initiate and are responsible for purchases that meet the above criteria.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

 . Letter of Intent. If you intend to purchase at least $100,000 of Class A shares of the Funds you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds' transfer agent that you have a Letter of Intent each time you make an investment.

  You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

 . Quantity Discounts. You may combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse, your children under age 21 and your IRA when calculating the sales charge. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

 . Right of Accumulation. You may add the value of any Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker prior to purchasing the Funds' shares.

For further information on sales charge reductions, call (800) 438-5789.


 CDSC

You pay a contingent deferred sales charge (CDSC) when you redeem:


 . Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of buying them;



 .  Class B shares within six years of buying them;


 .  Class C shares within one year of buying them.

These time periods include the time you held Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class B, Class C or Class II shares of the Fund you are redeeming.

The CDSC for Class A shares or Class C shares, if applicable, is 1.00%.


The CDSC schedule for Class B shares is set forth below. The CDSC is calculated based on the original NAV at the time of your investment or the

NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.



                       CDSC
Years Since Purchase    %
--------------------   ----
First................. 5.00
Second................ 4.00
Third................. 3.00
Fourth................ 3.00
Fifth................. 2.00
Sixth................. 1.00
Seventh and thereafter 0.00

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares X $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase.

At the time of purchase of Class B shares or Class C shares, the Funds' distributor pays sales commissions of 4.00% and 1.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class C shares.

CDSC Waivers

We will waive the CDSC payable upon redemptions of Class B shares which you purchased (or acquired through an exchange of shares of another Munder Fund for:


 . redemptions made within one year after the death of a shareholder or registered joint owner;

 . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

 .  involuntary redemptions made by the Fund;

 . redemptions limited to 10% per year of an account's net asset value if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

We will waive the CDSC payable upon redemptions of Class B shares which you purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) for:

 . redemptions made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after you reach age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.



We will waive the CDSC for Class B shares for all redemptions by Merrill Lynch Plans if:

(i)the Plan's record keeper on a daily valuation basis is Merrill Lynch; or

(ii)the Plan's record keeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch; or

(iii)the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.


 12b-1 Fees


The Funds have adopted a Rule 12b-1 plan with respect to their Class A, Class B and Class C shares that allow each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Funds may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. The Funds may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.


Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.


 Other Information

In addition to paying 12b-1 fees, the Funds may pay to banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payments or payments for other shareholder services or distribution out of their own resources and without additional cost to the Funds or their shareholders.


Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

PRICING OF FUND SHARES

--------------------------------------------------------------------------------


Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. Each Fund calculates NAV separately for each class. NAV is calculated by (1) taking the current value of a Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.



The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.



If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Boards of Directors/Trustees of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Boards of Directors/Trustees for the Funds to fair value each Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Boards of Directors/Trustees of the Funds at the regularly scheduled quarterly meeting of the Boards.



Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Directors/Trustees determine that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).


Trading in foreign securities may be completed at times that vary from the closing of the NYSE.

A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If the advisor believes that such events materially affect the value of portfolio securities these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by the Fund's Board of Directors/Trustees. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

DISTRIBUTIONS

--------------------------------------------------------------------------------


As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.


BOND FUND, INTERMEDIATE BOND FUND, U.S. GOVERNMENT INCOME FUND, MICHIGAN TAX-FREE BOND FUND, TAX-FREE BOND FUND AND TAX-FREE SHORT-INTERMEDIATE BOND FUND

These Funds pay dividends, if any, monthly.

INTERNATIONAL BOND FUND

This Fund pays dividends, if any, quarterly.

ALL FUNDS

All Funds distribute their net realized capital gains, if any, at least annually.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as a gain from a sale or exchange of the shares.


Each Fund will pay distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.



 Taxes on Distributions


You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Tax-Free Funds expect that a portion of their dividend distributions will be exempt from federal income tax. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.




 Taxes on Sales or Exchanges


If you sell shares of a Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale or an exchange will result in a taxable gain.


 Other Considerations

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.


If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT

--------------------------------------------------------------------------------

 Investment Advisor


Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of each Fund. As of June 30, 2001, MCM and its then wholly-owned subsidiary, World Asset Management had approximately $37.8 billion in assets under management, of which $23.1 billion were invested in equity securities, $7.1 billion were invested in money market or other short-term instruments, $5.9 billion were invested in other fixed income securities and $1.7 billion were invested in balanced investments.



MCM provides overall investment management for the Funds, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.



During the fiscal year ended June 30, 2001, each Fund paid an advisory fee at an annual rate of 0.50% of the average daily net assets of each Fund.



 Portfolio Managers




A team of professional portfolio managers employed by MCM makes investment decisions for the Funds.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help shareholders understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.


                                                                        Bond Fund (a)
                                     -----------------------------------------------------------------------------------
                                        Year       Year       Year       Year     Year      Year       Year       Year
                                       Ended      Ended      Ended      Ended     Ended    Ended      Ended      Ended
                                     6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97 6/30/01(c) 6/30/00(c) 6/30/99(c)
                                      Class A    Class A    Class A    Class A   Class A  Class B    Class B    Class B
                                     ---------- ---------- ---------- ---------- ------- ---------- ---------- ----------
Net asset value, beginning of period   $ 9.23     $ 9.62     $ 9.99     $ 9.58   $ 9.53    $ 9.23     $ 9.61     $ 9.99
                                       ------     ------     ------     ------   ------    ------     ------     ------
Income from investment
 operations:
Net investment income...............     0.60       0.57       0.57       0.59     0.60      0.53       0.50       0.50
Net realized and unrealized gain/
 (loss) on investments..............     0.28      (0.33)     (0.39)      0.39     0.03      0.29      (0.32)     (0.41)
                                       ------     ------     ------     ------   ------    ------     ------     ------
Total from investment operations....     0.88       0.24       0.18       0.98     0.63      0.82       0.18       0.09
                                       ------     ------     ------     ------   ------    ------     ------     ------
Less distributions:
Dividends from net investment
 income.............................    (0.62)     (0.57)     (0.55)     (0.57)   (0.58)    (0.55)     (0.50)     (0.47)
Distributions from net realized
 capital gain.......................       --      (0.06)        --         --       --        --      (0.06)        --
                                       ------     ------     ------     ------   ------    ------     ------     ------
Total distributions.................    (0.62)     (0.63)     (0.55)     (0.57)   (0.58)    (0.55)     (0.56)     (0.47)
                                       ------     ------     ------     ------   ------    ------     ------     ------
Net asset value, end of period......   $ 9.49     $ 9.23     $ 9.62     $ 9.99   $ 9.58    $ 9.50     $ 9.23     $ 9.61
                                       ======     ======     ======     ======   ======    ======     ======     ======
Total return (b)....................     9.80%      2.57%      1.72%     10.45%    6.84%     9.10%      1.90%      0.86%
                                       ======     ======     ======     ======   ======    ======     ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)   $6,139     $2,652     $2,515     $1,529   $  818    $6,833     $3,514     $2,610
Ratio of operating expenses to
 average net assets.................     0.98%      0.99%      0.97%      0.96%    0.96%     1.73%      1.74%      1.72%
Ratio of net investment income to
 average net assets.................     6.30%      6.10%      5.77%      5.93%    6.34%     5.55%      5.35%      5.02%
Portfolio turnover rate.............      347%       205%       142%       222%     279%      347%       205%       142%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed................     0.98%      0.99%      0.97%      0.96%    0.96%     1.73%      1.74%      1.72%


--------------------------------------------------------------------------------
(a)The Munder Bond Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and March 13, 1996, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                         Bond Fund (a)
                                             ---------------------------------------------------------------------
                                                Year     Year      Year       Year       Year       Year     Year
                                               Ended     Ended    Ended      Ended      Ended      Ended     Ended
                                             6/30/98(c) 6/30/97 6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97
                                              Class B   Class B  Class C    Class C    Class C    Class C   Class C
                                             ---------- ------- ---------- ---------- ---------- ---------- -------
Net asset value, beginning of period........   $ 9.57   $ 9.53    $ 9.27     $ 9.66     $10.03     $ 9.60   $ 9.52
                                               ------   ------    ------     ------     ------     ------   ------
Income from investment operations:
Net investment income.......................     0.51     0.54      0.53       0.50       0.50       0.52     0.66
Net realized and unrealized gain/(loss) on
 investments................................     0.40     0.02      0.29      (0.33)     (0.40)      0.40    (0.08)
                                               ------   ------    ------     ------     ------     ------   ------
Total from investment operations............     0.91     0.56      0.82       0.17       0.10       0.92     0.58
                                               ------   ------    ------     ------     ------     ------   ------
Less distributions:
Dividends from net investment income........    (0.49)   (0.52)    (0.55)     (0.50)     (0.47)     (0.49)   (0.50)
Distributions from net realized capital gain       --       --        --      (0.06)        --         --       --
                                               ------   ------    ------     ------     ------     ------   ------
Total distributions.........................    (0.49)   (0.52)    (0.55)     (0.56)     (0.47)     (0.49)   (0.50)
                                               ------   ------    ------     ------     ------     ------   ------
Net asset value, end of period..............   $ 9.99   $ 9.57    $ 9.54     $ 9.27     $ 9.66     $10.03   $ 9.60
                                               ======   ======    ======     ======     ======     ======   ======
Total return (b)............................     9.75%    5.97%     9.06%      1.79%      0.95%      9.84%    6.19%
                                               ======   ======    ======     ======     ======     ======   ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)........   $  685   $  559    $  930     $  338     $  431     $   63   $   45
Ratio of operating expenses to average net
 assets.....................................     1.72%    1.71%     1.73%      1.74%      1.72%      1.72%    1.71%
Ratio of net investment income to average
 net assets.................................     5.18%    5.59%     5.55%      5.35%      5.02%      5.18%    5.59%
Portfolio turnover rate.....................      222%     279%      347%       205%       142%       222%     279%
Ratio of operating expenses to average net
 assets without expenses reimbursed.........     1.72%    1.71%     1.73%      1.74%      1.72%      1.72%    1.71%


--------------------------------------------------------------------------------
(a)The Munder Bond Fund Class B Shares and Class C Shares commenced operations on March 13, 1996 and March 25, 1996, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.

                                                                         Intermediate Bond Fund (a)
                                        ---------------------------------------------------------------------------------
                                         Year      Year       Year       Year       Year     Year      Year       Year
                                         Ended    Ended      Ended      Ended      Ended     Ended    Ended      Ended
                                        6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c) 6/30/01 6/30/00(c) 6/30/99(c)
                                        Class A  Class A    Class A    Class A    Class A   Class B  Class B    Class B
                                        ------- ---------- ---------- ---------- ---------- ------- ---------- ----------
Net asset value, beginning of period... $ 9.09    $ 9.28    $  9.51     $ 9.33     $ 9.31   $ 9.07    $ 9.25     $ 9.49
                                        ------    ------    -------     ------     ------   ------    ------     ------
Income from investment operations:
Net investment income..................   0.54      0.52       0.51       0.55       0.55     0.48      0.45       0.44
Net realized and unrealized gain/(loss)
 on investments........................   0.31     (0.19)     (0.23)      0.16       0.02     0.29     (0.18)     (0.24)
                                        ------    ------    -------     ------     ------   ------    ------     ------
Total from investment operations.......   0.85      0.33       0.28       0.71       0.57     0.77      0.27       0.20
                                        ------    ------    -------     ------     ------   ------    ------     ------
Less distributions:
Dividends from net investment income...  (0.55)    (0.52)     (0.51)     (0.53)     (0.55)   (0.48)    (0.45)     (0.44)
                                        ------    ------    -------     ------     ------   ------    ------     ------
Total distributions....................  (0.55)    (0.52)     (0.51)     (0.53)     (0.55)   (0.48)    (0.45)     (0.44)
                                        ------    ------    -------     ------     ------   ------    ------     ------
Net asset value, end of period......... $ 9.39    $ 9.09    $  9.28     $ 9.51     $ 9.33   $ 9.36    $ 9.07     $ 9.25
                                        ======    ======    =======     ======     ======   ======    ======     ======
Total return (b).......................   9.60%     3.68%      2.93%      7.84%      6.34%    8.69%     3.03%      2.06%
                                        ======    ======    =======     ======     ======   ======    ======     ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)... $9,768    $7,474    $10,293     $7,387     $6,104   $7,563    $5,645     $3,779
Ratio of operating expenses to average
 net assets............................   0.96%     0.96%      0.95%      0.93%      0.93%    1.71%     1.71%      1.70%
Ratio of net investment income to
 average net assets....................   5.87%     5.65%      5.38%      5.77%      5.91%    5.12%     4.90%      4.63%
Portfolio turnover rate................    179%      130%       128%       194%       325%     179%      130%       128%
Ratio of operating expenses to average
 net assets without expenses
 reimbursed............................   0.96%     0.96%      0.95%      0.93%      0.93%    1.71%     1.71%      1.70%




                                           Year
                                          Ended
                                        6/30/98(c)
                                         Class B
                                        ----------
Net asset value, beginning of period...   $ 9.32
                                          ------
Income from investment operations:
Net investment income..................     0.47
Net realized and unrealized gain/(loss)
 on investments........................     0.16
                                          ------
Total from investment operations.......     0.63
                                          ------
Less distributions:
Dividends from net investment income...    (0.46)
                                          ------
Total distributions....................    (0.46)
                                          ------
Net asset value, end of period.........   $ 9.49
                                          ======
Total return (b).......................     6.94%
                                          ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)...   $  598
Ratio of operating expenses to average
 net assets............................     1.68%
Ratio of net investment income to
 average net assets....................     5.02%
Portfolio turnover rate................      194%
Ratio of operating expenses to average
 net assets without expenses
 reimbursed............................     1.68%


--------------------------------------------------------------------------------
(a)The Munder Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 24, 1992 and October 25, 1994, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                                                         Intermediate Bond Fund (a)
                                                       -------------------------------------------------------------
                                                          Year     Year      Year       Year       Year       Year
                                                         Ended     Ended    Ended      Ended      Ended      Ended
                                                       6/30/97(c) 6/30/01 6/30/00(c) 6/30/99(c) 6/30/98(c) 6/30/97(c)
                                                        Class B   Class C  Class C    Class C    Class C    Class C
                                                       ---------- ------- ---------- ---------- ---------- ----------
Net asset value, beginning of period..................   $ 9.30   $ 9.11    $ 9.26     $ 9.50     $ 9.35     $ 9.31
                                                         ------   ------    ------     ------     ------     ------
Income from investment operations:
Net investment income.................................     0.48     0.51      0.45       0.44       0.48       0.45
Net realized and unrealized gain/(loss) on investments     0.03     0.26     (0.15)     (0.24)      0.13       0.08
                                                         ------   ------    ------     ------     ------     ------
Total from investment operations......................     0.51     0.77      0.30       0.20       0.61       0.53
                                                         ------   ------    ------     ------     ------     ------
Less distributions:
Dividends from net investment income..................    (0.49)   (0.48)    (0.45)     (0.44)     (0.46)     (0.49)
                                                         ------   ------    ------     ------     ------     ------
Total distributions...................................    (0.49)   (0.48)    (0.45)     (0.44)     (0.46)     (0.49)
                                                         ------   ------    ------     ------     ------     ------
Net asset value, end of period........................   $ 9.32   $ 9.40    $ 9.11     $ 9.26     $ 9.50     $ 9.35
                                                         ======   ======    ======     ======     ======     ======
Total return (b)......................................     5.60%    8.65%     3.37%      2.06%      6.69%      5.77%
                                                         ======   ======    ======     ======     ======     ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..................   $  464   $  904    $1,796     $  608     $   70     $   58
Ratio of operating expenses to average net assets.....     1.68%    1.71%     1.71%      1.70%      1.68%      1.68%
Ratio of net investment income to average net assets..     5.16%    5.12%     4.91%      4.63%      5.02%      5.16%
Portfolio turnover rate...............................      325%     179%      130%       128%       194%       325%
Ratio of operating expenses to average net assets
 without expenses reimbursed..........................     1.68%    1.71%     1.71%      1.70%      1.68%      1.68%


--------------------------------------------------------------------------------
(a)The Munder Intermediate Bond Fund Class B Shares and Class C Shares commenced operations on October 25, 1994 and April 19, 1996, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.

                                                                                 International Bond Fund (a)
                                           ------------------------------------------------------------------------------------
                                              Year       Year       Year     Year   Period        Year       Year       Year
                                             Ended      Ended      Ended     Ended   Ended       Ended      Ended      Ended
                                           6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98 6/30/97    6/30/01(c) 6/30/00(c) 6/30/99(c)
                                            Class A    Class A    Class A   Class A Class A     Class B    Class B    Class B
                                           ---------- ---------- ---------- ------- -------    ---------- ---------- ----------
Net asset value, beginning of period......   $ 9.29     $ 9.74     $ 9.66   $ 9.82  $ 9.98       $ 9.23     $ 9.72     $ 9.66
                                             ------     ------     ------   ------  ------       ------     ------     ------
Income from investment operations:
Net investment
 income...................................     0.25       0.28       0.30     0.20    0.10         0.18       0.21       0.23
Net realized and unrealized gain/(loss) on
 investments..............................    (0.94)     (0.23)      0.11    (0.11)  (0.18)       (0.93)     (0.23)      0.11
                                             ------     ------     ------   ------  ------       ------     ------     ------
Total from investment operations..........    (0.69)      0.05       0.41     0.09   (0.08)       (0.75)     (0.02)      0.34
                                             ------     ------     ------   ------  ------       ------     ------     ------
Less distributions:
Dividends from net investment income......       --      (0.50)     (0.18)   (0.23)  (0.08)          --      (0.47)     (0.13)
Distributions from net realized gains.....       --         --      (0.15)   (0.02)     --           --         --      (0.15)
                                             ------     ------     ------   ------  ------       ------     ------     ------
Total distributions.......................       --      (0.50)     (0.33)   (0.25)  (0.08)          --      (0.47)     (0.28)
                                             ------     ------     ------   ------  ------       ------     ------     ------
Net asset value, end of period............   $ 8.60     $ 9.29     $ 9.74   $ 9.66  $ 9.82       $ 8.48     $ 9.23     $ 9.72
                                             ======     ======     ======   ======  ======       ======     ======     ======
Total return (b)..........................    (7.43)%     0.35%      3.93%    0.86%  (0.84)%      (8.13)%    (0.44)%     3.15%
                                             ======     ======     ======   ======  ======       ======     ======     ======
Ratios to average net assets/ supplemental
 data:
Net assets, end of period (in 000's)......   $1,327     $  410     $  359   $  160  $  168       $  132     $  223     $  138
Ratio of operating expenses to average net
 assets...................................     1.10%      1.16%      1.14%    1.11%   1.14%(d)     1.85%      1.91%      1.89%
Ratio of net investment income to average
 net assets...............................     2.78%      2.94%      2.95%    3.53%   3.61%(d)     2.03%      2.19%      2.24%
Portfolio turnover
 rate.....................................       87%       138%        59%      81%     75%          87%       138%        59%
Ratio of operating expenses to average net
 assets without expenses reimbursed.......     1.10%      1.16%      1.14%    1.11%   1.18%(d)     1.85%      1.91%      1.89%




                                            Year   Period
                                            Ended   Ended
                                           6/30/98 6/30/97
                                           Class B Class B
                                           ------- -------
Net asset value, beginning of period...... $ 9.83  $ 9.85
                                           ------  ------
Income from investment operations:
Net investment
 income...................................   0.18    0.01
Net realized and unrealized gain/(loss) on
 investments..............................  (0.15)  (0.03)
                                           ------  ------
Total from investment operations..........   0.03   (0.02)
                                           ------  ------
Less distributions:
Dividends from net investment income......  (0.18)     --
Distributions from net realized gains.....  (0.02)     --
                                           ------  ------
Total distributions.......................  (0.20)     --
                                           ------  ------
Net asset value, end of period............ $ 9.66  $ 9.83
                                           ======  ======
Total return (b)..........................   0.26%  (0.20)%
                                           ======  ======
Ratios to average net assets/ supplemental
 data:
Net assets, end of period (in 000's)...... $  107  $   21
Ratio of operating expenses to average net
 assets...................................   1.86%   1.89%(d)
Ratio of net investment income to average
 net assets...............................   2.78%   2.86%(d)
Portfolio turnover
 rate.....................................     81%     75%
Ratio of operating expenses to average net
 assets without expenses reimbursed.......   1.86%   1.93%(d)


--------------------------------------------------------------------------------

(a)The Munder International Bond Fund Class A Shares and Class B Shares commenced operations on October 17, 1996 and June 9, 1997, respectively.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                          International Bond Fund (a)
                                                                  ---------------------------------------
                                                                     Year       Year       Year    Period
                                                                    Ended      Ended      Ended     Ended
                                                                  6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98
                                                                   Class C    Class C    Class C   Class C
                                                                  ---------- ---------- ---------- -------
Net asset value, beginning of period.............................   $ 9.29     $ 9.77     $ 9.73   $ 9.84
                                                                    ------     ------     ------   ------
Income from investment operations:
Net investment income............................................     0.18       0.21       0.22     0.01
Net realized and unrealized gain/(loss) on investments...........    (0.86)     (0.22)      0.10    (0.11)
                                                                    ------     ------     ------   ------
Total from investment operations.................................    (0.68)     (0.01)      0.32    (0.10)
                                                                    ------     ------     ------   ------
Less distributions:
Dividends from net investment income.............................       --      (0.47)     (0.13)   (0.01)
Distributions from net realized gains............................       --         --      (0.15)      --
                                                                    ------     ------     ------   ------
Total distributions..............................................       --      (0.47)     (0.28)   (0.01)
                                                                    ------     ------     ------   ------
Net asset value, end of period...................................   $ 8.61     $ 9.29     $ 9.77   $ 9.73
                                                                    ======     ======     ======   ======
Total return (b).................................................    (7.32)%    (0.34)%     2.92%   (0.84)%
                                                                    ======     ======     ======   ======
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's).............................   $   37     $   28     $   75   $   31
Ratio of operating expenses to average net assets................     1.85%      1.91%      1.89%    1.87%(d)
Ratio of net investment income to average net assets.............     2.03%      2.19%      2.14%    2.79%(d)
Portfolio turnover rate..........................................       87%       138%        59%      81%
Ratio of operating expenses to average net assets without waivers     1.85%      1.91%      1.89%    1.87%(d)


--------------------------------------------------------------------------------

(a)The Munder International Bond Fund Class C Shares commenced operations on June 4, 1998.


(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                             U.S. Government Income Fund(a)
                                                                   ----------------------------------------------
                                                                    Year      Year         Year     Year    Year
                                                                    Ended    Ended        Ended     Ended   Ended
                                                                   6/30/01 6/30/00(c)   6/30/99(c) 6/30/98 6/30/97
                                                                   Class A  Class A      Class A   Class A Class A
                                                                   ------- ----------   ---------- ------- -------
Net asset value, beginning of period.............................. $ 9.79    $10.03       $10.38   $10.09  $ 9.98
                                                                   ------    ------       ------   ------  ------
Income from investment operations:
Net investment income.............................................   0.60      0.59         0.59     0.61    0.65
Net realized and unrealized gain/(loss) on investments............   0.42     (0.23)       (0.37)    0.35    0.07
                                                                   ------    ------       ------   ------  ------
Total from investment operations..................................   1.02      0.36         0.22     0.96    0.72
                                                                   ------    ------       ------   ------  ------
Less distributions:
Dividends from net investment income..............................  (0.61)    (0.60)       (0.55)   (0.61)  (0.61)
Distributions from net realized gains.............................     --     (0.00)(d)    (0.01)   (0.06)  (0.00)(d)
Distributions in excess of net realized gains.....................     --     (0.00)(d)    (0.01)      --      --
                                                                   ------    ------       ------   ------  ------
Total distributions...............................................  (0.61)    (0.60)       (0.57)   (0.67)  (0.61)
                                                                   ------    ------       ------   ------  ------
Net asset value, end of period.................................... $10.20    $ 9.79       $10.03   $10.38  $10.09
                                                                   ======    ======       ======   ======  ======
Total return (b)..................................................  10.52%     3.84%        2.12%    9.71%   7.50%
                                                                   ======    ======       ======   ======  ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $8,153    $3,988       $4,516   $2,598  $1,226
Ratio of operating expenses to average net assets.................   0.97%     0.97%        0.96%    0.94%   0.96%
Ratio of net investment income to average net assets..............   5.86%     6.07%        5.76%    6.00%   6.51%
Portfolio turnover rate...........................................     23%       15%          23%      85%    130%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................   0.97%     0.97%        0.96%    0.94%   0.96%


--------------------------------------------------------------------------------
(a)The Munder U.S. Government Income Fund Class A Shares commenced operations on July 28, 1994.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using average shares method.
(d)Amount represents less than $0.01 per share.

                                                                           U.S. Government Income Fund(a)
                                        ----------------------------------------------------------------------------------
                                         Year      Year         Year     Year    Year       Year      Year         Year
                                         Ended     Ended       Ended     Ended   Ended      Ended    Ended        Ended
                                        6/3/01   6/3/00(c)   6/30/99(c) 6/30/98 6/30/97    6/30/01 6/30/00(c)   6/30/99(c)
                                        Class B   Class B     Class B   Class B Class B    Class C  Class C      Class C
                                        -------  ---------   ---------- ------- -------    ------- ----------   ----------
Net asset value, beginning of period... $  9.79   $10.03       $10.38   $10.09  $ 9.98     $ 9.77    $10.02       $10.37
                                        -------   ------       ------   ------  ------     ------    ------       ------
Income from investment operations:
Net investment income..................    0.52     0.52         0.52     0.50    0.58       0.52      0.52         0.52
Net realized and unrealized gain/
 (loss) on investments.................    0.43    (0.24)       (0.37)    0.38    0.07       0.44     (0.25)       (0.37)
                                        -------   ------       ------   ------  ------     ------    ------       ------
Total from investment operations.......    0.95     0.28         0.15     0.88    0.65       0.96      0.27         0.15
                                        -------   ------       ------   ------  ------     ------    ------       ------
Less distributions:
Dividends from net investment
 income................................   (0.53)   (0.52)       (0.48)   (0.53)  (0.54)     (0.53)    (0.52)       (0.48)
Distributions from net realized gains..      --    (0.00)(d)    (0.01)   (0.06)  (0.00)(d)     --     (0.00)(d)    (0.01)
Distributions in excess of net realized
 gains.................................      --    (0.00)(d)    (0.01)      --      --         --     (0.00)(d)    (0.01)
                                        -------   ------       ------   ------  ------     ------    ------       ------
Total distributions....................   (0.53)   (0.52)       (0.50)   (0.59)  (0.54)     (0.53)    (0.52)       (0.50)
                                        -------   ------       ------   ------  ------     ------    ------       ------
Net asset value, end of period......... $ 10.21   $ 9.79       $10.03   $10.38  $10.09     $10.20    $ 9.77       $10.02
                                        =======   ======       ======   ======  ======     ======    ======       ======
Total return (b).......................    9.90%    2.97%        1.36%    8.89%   6.77%     10.02%     2.87%        1.35%
                                        =======   ======       ======   ======  ======     ======    ======       ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)... $10,455   $5,270       $4,690   $  970  $1,596     $2,301    $1,228       $1,187
Ratio of operating expenses to
 average net assets....................    1.72%    1.72%        1.71%    1.69%   1.71%      1.72%     1.72%        1.71%
Ratio of net investment income to
 average net assets....................    5.11%    5.32%        5.01%    5.25%   5.76%      5.11%     5.32%        5.01%
Portfolio turnover rate................      23%      15%          23%      85%    130%        23%       15%          23%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed...................    1.72%    1.72%        1.71%    1.69%   1.71%      1.72%     1.72%        1.71%




                                        Period  Period
                                         Ended   Ended
                                        6/30/98 6/30/97
                                        Class C Class C
                                        ------- -------
Net asset value, beginning of period... $10.09  $10.11
                                        ------  ------
Income from investment operations:
Net investment income..................   0.50    0.54
Net realized and unrealized gain/
 (loss) on investments.................   0.37   (0.06)
                                        ------  ------
Total from investment operations.......   0.87    0.48
                                        ------  ------
Less distributions:
Dividends from net investment
 income................................  (0.53)  (0.50)
Distributions from net realized gains..  (0.06)  (0.00)(d)
Distributions in excess of net realized
 gains.................................     --      --
                                        ------  ------
Total distributions....................  (0.59)  (0.50)
                                        ------  ------
Net asset value, end of period......... $10.37  $10.09
                                        ======  ======
Total return (b).......................   8.82%   4.87%
                                        ======  ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)... $  101  $   10
Ratio of operating expenses to
 average net assets....................   1.69%   1.71%(e)
Ratio of net investment income to
 average net assets....................   5.25%   5.76%(e)
Portfolio turnover rate................     85%    130%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed...................   1.69%   1.71%(e)


--------------------------------------------------------------------------------
(a)The Munder U.S. Government Income Fund Class B Shares and Class C Shares commenced operations on September 6, 1995 and August 12, 1996, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.
(e)Annualized.

                                                                   Michigan Tax-Free Bond Fund (a)
                                              -------------------------------------------------------------------------
                                               Year    Year      Year     Year      Year       Year    Year      Year
                                               Ended   Ended    Ended     Ended    Ended       Ended   Ended    Ended
                                              6/30/01 6/30/00 6/30/99(c) 6/30/98 6/30/97(c)   6/30/01 6/30/00 6/30/99(c)
                                              Class A Class A  Class A   Class A  Class A     Class B Class B  Class B
                                              ------- ------- ---------- ------- ----------   ------- ------- ----------
Net asset value, beginning of period......... $ 9.44  $ 9.60    $10.06   $ 9.64    $ 9.35     $ 9.47  $ 9.63    $10.06
                                              ------  ------    ------   ------    ------     ------  ------    ------
Income from investment operations:
Net investment income........................   0.39    0.39      0.39     0.41      0.44       0.32    0.32      0.32
Net realized and unrealized gain/(loss) on
 investments.................................   0.53   (0.15)    (0.30)    0.45      0.28       0.52   (0.15)    (0.28)
                                              ------  ------    ------   ------    ------     ------  ------    ------
Total from investment operations.............   0.92    0.24      0.09     0.86      0.72       0.84   (0.17)     0.04
                                              ------  ------    ------   ------    ------     ------  ------    ------
Less distributions:
Dividends from net investment income.........  (0.39)  (0.40)    (0.39)   (0.42)    (0.43)     (0.32)  (0.33)    (0.31)
Distributions from net realized gains........     --      --     (0.16)   (0.02)    (0.00)(d)     --      --     (0.16)
                                              ------  ------    ------   ------    ------     ------  ------    ------
Total distributions..........................  (0.39)  (0.40)    (0.55)   (0.44)    (0.43)     (0.32)  (0.33)    (0.47)
                                              ------  ------    ------   ------    ------     ------  ------    ------
Net asset value, end of period............... $ 9.97  $ 9.44    $ 9.60   $10.06    $ 9.64     $ 9.99  $ 9.47    $ 9.63
                                              ======  ======    ======   ======    ======     ======  ======    ======
Total return (b).............................   9.87%   2.59%     0.78%    9.01%     7.88%      8.92%   1.82%     0.34%
                                              ======  ======    ======   ======    ======     ======  ======    ======
Ratios to average net assets/supplemental
 data:
Net assets, end of period (in 000's)......... $1,951  $1,083    $2,456   $1,855    $  536     $  662  $  492    $  624
Ratio of operating expenses to average net
 assets......................................   0.98%   1.03%     1.00%    0.98%     0.88%      1.73%   1.78%     1.75%
Ratio of net investment income to average net
 assets......................................   3.98%   4.14%     3.88%    4.29%     4.57%      3.23%   3.39%     3.14%
Portfolio turnover rate......................     11%     13%       33%      34%       19%        11%     13%       33%
Ratio of operating expenses to average net
 assets without expenses reimbursed..........   0.98%   1.03%     1.00%    0.98%     1.02%      1.73%   1.78%     1.75%


--------------------------------------------------------------------------------
(a)The Munder Michigan Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on February 15, 1994 and July 5, 1994, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Amount represents less than $0.01 per share.

                                                                    Michigan Tax-Free Bond Fund (a)
                                                  ----------------------------------------------------------------
                                                   Year      Year       Year    Year      Year     Year     Period
                                                   Ended    Ended       Ended   Ended    Ended     Ended    Ended
                                                  6/30/98 6/30/97(c)   6/30/01 6/30/00 6/30/99(c) 6/30/98 6/30/97(c)
                                                  Class B  Class B     Class C Class C  Class C   Class C  Class C
                                                  ------- ----------   ------- ------- ---------- ------- ----------
Net asset value, beginning of period............. $ 9.64    $ 9.35     $ 9.46  $ 9.62    $10.05   $ 9.63    $ 9.56
                                                  ------    ------     ------  ------    ------   ------    ------
Income from investment operations:
Net investment income............................   0.35      0.36       0.31    0.32      0.32     0.34      0.26
Net realized and unrealized gain/(loss) on
 investments.....................................   0.44      0.29       0.52   (0.15)    (0.28)    0.44      0.07
                                                  ------    ------     ------  ------    ------   ------    ------
Total from investment operations.................   0.79      0.65       0.83    0.17     (0.04)    0.78      0.33
                                                  ------    ------     ------  ------    ------   ------    ------
Less distributions:
Dividends from net investment income.............  (0.35)    (0.36)     (0.32)  (0.33)    (0.31)   (0.34)    (0.26)
Distributions from net realized gains............  (0.02)    (0.00)(d)     --      --     (0.16)   (0.02)    (0.00)(d)
                                                  ------    ------     ------  ------    ------   ------    ------
Total distributions..............................  (0.37)    (0.36)     (0.32)  (0.33)    (0.47)   (0.36)    (0.26)
                                                  ------    ------     ------  ------    ------   ------    ------
Net asset value, end of period................... $10.06    $ 9.64     $ 9.97  $ 9.46    $ 9.62   $10.05    $ 9.63
                                                  ======    ======     ======  ======    ======   ======    ======
Total return (b).................................   8.23%     7.09%      8.82%   1.82%     0.34%    8.24%     3.57%
                                                  ======    ======     ======  ======    ======   ======    ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)............. $  629    $  312     $  103  $  110    $  115   $   78    $   90
Ratio of operating expenses to average net assets   1.73%     1.63%      1.73%   1.78%     1.75%    1.73%     1.63%(e)
Ratio of net investment income to average net
 assets..........................................   3.54%     3.82%      3.23%   3.39%     3.13%    3.54%     3.82%(e)
Portfolio turnover rate..........................     34%       19%        11%     13%       33%      34%       19%
Ratio of operating expenses to average net assets
 without expenses reimbursed.....................   1.73%     1.77%      1.73%   1.78%     1.75%    1.73%     1.77%(e)


--------------------------------------------------------------------------------
(a)The Munder Michigan Tax-Free Bond Fund Class B Shares and Class C Shares commenced operations on July 5, 1994, and October 4, 1996, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.


(d)Amount represents less than $0.01 per share.


(e)Annualized.

                                                               Tax-Free Bond Fund (a)
                               --------------------------------------------------------------------------------------
                                  Year       Year     Year    Year      Year       Year       Year     Year     Year
                                 Ended      Ended     Ended   Ended    Ended      Ended      Ended     Ended    Ended
                               6/30/01(c) 6/30/00(c) 6/30/99 6/30/98 6/30/97(c) 6/30/01(c) 6/30/00(c) 6/30/99  6/30/98
                                Class A    Class A   Class A Class A  Class A    Class B    Class B   Class B  Class B
                               ---------- ---------- ------- ------- ---------- ---------- ---------- -------  -------
Net asset value, beginning of
 period.......................   $ 9.79     $10.02   $10.73  $10.50    $10.33     $ 9.77     $10.02   $10.74   $10.52
                                 ------     ------   ------  ------    ------     ------     ------   ------   ------
Income from investment
 operations:
Net investment income.........     0.41       0.41     0.42    0.50      0.47       0.34       0.34     0.34     0.41
Net realized and unrealized
 gain/(loss) on investments...     0.49      (0.14)   (0.32)   0.38      0.25       0.50      (0.16)   (0.33)    0.38
                                 ------     ------   ------  ------    ------     ------     ------   ------   ------
Total from investment
 operations...................     0.90       0.27     0.10    0.88      0.72       0.84       0.18     0.01     0.79
                                 ------     ------   ------  ------    ------     ------     ------   ------   ------
Less distributions:
Dividends from net investment
 income.......................    (0.41)     (0.42)   (0.42)  (0.49)    (0.47)     (0.34)     (0.35)   (0.34)   (0.41)
Distributions from net
 realized gains...............       --      (0.08)   (0.39)  (0.16)    (0.08)        --      (0.08)   (0.39)   (0.16)
                                 ------     ------   ------  ------    ------     ------     ------   ------   ------
Total distributions...........    (0.41)     (0.50)   (0.81)  (0.65)    (0.55)     (0.34)     (0.43)   (0.73)   (0.57)
                                 ------     ------   ------  ------    ------     ------     ------   ------   ------
Net asset value, end of period   $10.28     $ 9.79   $10.02  $10.73    $10.50     $10.27     $ 9.77   $10.02   $10.74
                                 ======     ======   ======  ======    ======     ======     ======   ======   ======
Total return (b)..............     9.35%      2.83%    0.83%   8.54%     7.13%      8.66%      1.87%   (0.02)%   7.65%
                                 ======     ======   ======  ======    ======     ======     ======   ======   ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in
 000's).......................   $2,529     $1,873   $2,336  $2,510    $2,490     $2,645     $  964   $  763   $  490
Ratio of operating expenses to
 average net assets...........     1.01%      1.00%    0.98%   0.93%     0.95%      1.76%      1.75%    1.73%    1.68%
Ratio of net investment
 income to average net
 assets.......................     4.05%      4.26%    3.94%   4.60%     4.52%      3.30%      3.51%    3.18%    3.85%
Portfolio turnover rate.......       19%         6%      32%     61%       45%        19%         6%      32%      61%
Ratio of operating expenses to
 average net assets without
 expenses reimbursed..........     1.01%      1.00%    0.98%   0.93%     0.95%      1.76%      1.75%    1.73%    1.68%


--------------------------------------------------------------------------------
(a)The Munder Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on October 9, 1995 and December 6, 1994, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



(c)Per share numbers have been calculated using the average shares method.

                                                                      Tax-Free Bond Fund (a)
                                                       ------------------------------------------------
                                                          Year       Year       Year     Year    Period
                                                         Ended      Ended      Ended     Ended    Ended
                                                       6/30/97(c) 6/30/01(c) 6/30/00(c) 6/30/99  6/30/98
                                                        Class B    Class C    Class C   Class C  Class C
                                                       ---------- ---------- ---------- -------  -------
Net asset value, beginning of period..................   $10.34     $ 9.80     $10.01   $10.73   $10.64
                                                         ------     ------     ------   ------   ------
Income from investment operations:
Net investment income.................................     0.32       0.34       0.34     0.34     0.41
Net realized and unrealized gain/(loss) on investments     0.33       0.51      (0.12)   (0.33)    0.25
                                                         ------     ------     ------   ------   ------
Total from investment operations......................     0.65       0.85       0.22     0.01     0.66
                                                         ------     ------     ------   ------   ------
Less distributions:
Dividends from net investment income..................    (0.39)     (0.34)     (0.35)   (0.34)   (0.41)
Distributions from net realized gains.................    (0.08)        --      (0.08)   (0.39)   (0.16)
                                                         ------     ------     ------   ------   ------
Total distributions...................................    (0.47)     (0.34)     (0.43)   (0.73)   (0.57)
                                                         ------     ------     ------   ------   ------
Net asset value, end of period........................   $10.52     $10.31     $ 9.80   $10.01   $10.73
                                                         ======     ======     ======   ======   ======
Total return (b)......................................     6.43%      8.73%      2.28%   (0.03)%   6.34%
                                                         ======     ======     ======   ======   ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..................   $  240     $  678     $  207   $  419   $   41
Ratio of operating expenses to average net assets.....     1.70%      1.76%      1.75%    1.73%    1.68%(d)
Ratio of net investment income to average net assets..     3.77%      3.30%      3.51%    3.19%    3.85%(d)
Portfolio turnover rate...............................       45%        19%         6%      32%      61%
Ratio of operating expenses to average net
 assets without expenses reimbursed...................     1.70%      1.76%      1.75%    1.73%    1.68%(d)


--------------------------------------------------------------------------------
(a)The Munder Tax-Free Bond Fund Class B Shares and Class C Shares commenced operations on December 6, 1994 and July 7, 1997, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                                                        Tax-Free Short-Intermediate Bond Fund (a)
                                                                   --------------------------------------------------
                                                                      Year       Year       Year     Year      Year
                                                                     Ended      Ended      Ended     Ended    Ended
                                                                   6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98 6/30/97(c)
                                                                    Class A    Class A    Class A   Class A  Class A
                                                                   ---------- ---------- ---------- ------- ----------
Net asset value, beginning of period..............................   $10.05     $10.22     $10.46   $10.41    $10.34
                                                                     ------     ------     ------   ------    ------
Income from investment operations:
Net investment income.............................................     0.39       0.38       0.38     0.43      0.41
Net realized and unrealized gain/(loss) on investments............     0.35      (0.12)     (0.14)    0.13      0.10
                                                                     ------     ------     ------   ------    ------
Total from investment operations..................................     0.74       0.26       0.24     0.56      0.51
                                                                     ------     ------     ------   ------    ------
Less distributions:
Dividends from net investment income..............................    (0.39)     (0.38)     (0.38)   (0.42)    (0.41)
Distributions from net realized gains.............................       --      (0.05)     (0.10)   (0.09)    (0.03)
                                                                     ------     ------     ------   ------    ------
Total distributions...............................................    (0.39)     (0.43)     (0.48)   (0.51)    (0.44)
                                                                     ------     ------     ------   ------    ------
Net asset value, end of period....................................   $10.40     $10.05     $10.22   $10.46    $10.41
                                                                     ======     ======     ======   ======    ======
Total return (b)..................................................     7.51%      2.68%      2.27%    5.44%     5.04%
                                                                     ======     ======     ======   ======    ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............................   $5,899     $5,745     $5,642   $6,554    $6,213
Ratio of operating expenses to average net assets.................     0.97%      0.97%      0.96%    0.94%     0.93%
Ratio of net investment income to average net assets..............     3.79%      3.75%      3.64%    4.07%     3.96%
Portfolio turnover rate...........................................       23%        15%        25%      27%       31%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.97%      0.97%      0.96%    0.94%     0.93%


--------------------------------------------------------------------------------
(a)The Munder Tax-Free Short-Intermediate Bond Fund Class A Shares commenced operations on November 30, 1992.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.

                                            Tax-Free Short-Intermediate Bond Fund (a)
                            ------------------------------------------------------------------------  ----------
                               Year       Year       Year     Year      Year       Year       Year      Period
                              Ended      Ended      Ended     Ended    Ended      Ended      Ended      Ended
                            6/30/01(c) 6/30/00(c) 6/30/99(c) 6/30/98 6/30/97(c) 6/30/01(c) 6/30/00(c) 6/30/99(c)
                             Class B    Class B    Class B   Class B  Class B    Class C    Class C    Class C
                            ---------- ---------- ---------- ------- ---------- ---------- ---------- ----------
Net asset value, beginning
 of period.................   $10.03     $10.21     $10.45   $10.40    $10.34     $10.10     $10.28     $10.48
                              ------     ------     ------   ------    ------     ------     ------     ------
Income from investment
 operations:
Net investment income......     0.31       0.30       0.30     0.37      0.33       0.32       0.30       0.30
Net realized and unrealized
 gain/(loss) on investments     0.36      (0.12)     (0.13)    0.11      0.10       0.36      (0.12)     (0.09)
                              ------     ------     ------   ------    ------     ------     ------     ------
Total from investment
 operations................     0.67       0.18       0.17     0.48      0.43       0.68       0.18       0.21
                              ------     ------     ------   ------    ------     ------     ------     ------
Less distributions:
Dividends from net
 investment income.........    (0.32)     (0.31)     (0.31)   (0.34)    (0.34)     (0.32)     (0.31)     (0.31)
Distributions from net
 realized gains............       --      (0.05)     (0.10)   (0.09)    (0.03)        --      (0.05)     (0.10)
                              ------     ------     ------   ------    ------     ------     ------     ------
Total distributions........    (0.32)     (0.36)     (0.41)   (0.43)    (0.37)     (0.32)     (0.36)     (0.41)
                              ------     ------     ------   ------    ------     ------     ------     ------
Net asset value, end of
 period....................   $10.38     $10.03     $10.21   $10.45    $10.40     $10.46     $10.10     $10.28
                              ======     ======     ======   ======    ======     ======     ======     ======
Total return (b)...........     6.72%      1.82%      1.51%    4.68%     4.24%      6.78%      1.81%      1.90%
                              ======     ======     ======   ======    ======     ======     ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)................   $1,987     $1,377     $1,285   $  465    $  272     $  302     $  248     $  152
Ratio of operating expenses
 to average net assets.....     1.72%      1.72%      1.71%    1.69%     1.68%      1.72%      1.72%      1.71%(d)
Ratio of net investment
 income to average net
 assets....................     3.04%      3.00%      2.88%    3.32%     3.21%      3.04%      3.00%      2.98%(d)
Portfolio turnover rate....       23%        15%        25%      27%       31%        23%        15%        25%
Ratio of operating expenses
 to average net assets
 without expenses
 reimbursed................     1.72%      1.72%      1.71%    1.69%     1.68%      1.72%      1.72%      1.71%(d)


--------------------------------------------------------------------------------
(a)The Munder Tax-Free Short-Intermediate Bond Fund, Class B Shares and Class C Shares commenced operations on May 16, 1996 and July 8, 1998, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)Per share numbers have been calculated using the average shares method.


(d)Annualized.

                                               811-5899 (The Munder Funds Trust)


                                                                            Bond


                                                               Intermediate Bond


                                                            US Government Income


                                                          Michigan Tax-Free Bond


                                                                 Tax-Free Bond


                                                Tax-Free Short-Intermediate Bond



                                               811-7346 (The Munder Funds, Inc.)




                                                              International Bond

             More information about the Funds is available free upon request, including the following:

             ANNUAL/SEMI-ANNUAL REPORTS

             You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


             STATEMENT OF ADDITIONAL INFORMATION

             Provides more details about the Funds and their policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).


               To Obtain Information:

               BY TELEPHONE
               Call 1-800-438-5789

               BY MAIL
               Write to:
               The Munder Funds

               c/o PFPC Inc.

               P.O. Box 9701
               Providence, RI 02940-9701

               BY OVERNIGHT DELIVERY TO:
               The Munder Funds

               c/o PFPC Inc.

               4400 Computer Drive
               Westborough, MA 01581

               ON THE INTERNET
               Text-only versions of fund documents can be viewed online or downloaded from:

                   SECURITIES AND EXCHANGE COMMISSION
                   http://www.sec.gov


               You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.



               You may also find more information about the Funds on the Internet at: www.munder.com. This website is not considered part of the prospectus.



             PROINCABC1001



             Please see the inside back cover for a list of funds and the applicable SEC file numbers.



             SEC File Numbers: 811-7346, 811-5899




--------------------------------------------------------------------------------

                                                                     Prospectus

                                                          CLASS A, B & C SHARES



                                                               October 31, 2001



                                                  The Munder Money Market Funds
                                                                Cash Investment
                                                                   Money Market
                                                          Tax-Free Money Market
                                                     U.S. Treasury Money Market




                          As with all mutual funds, the Securities and Exchange
                    Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                   It is a criminal offense to state otherwise.


--------------------------------------------------------------------------------



        [LOGO] Munder Funds
        Be Focused

TABLE OF CONTENTS


 2  Risk/Return Summary
 2  Cash Investment Fund
 5  Money Market Fund
 8  Tax-Free Money Market Fund
11  U.S. Treasury Money Market Fund

14  More About The Funds
14  Glossary
14  Principal Investment Strategies and Risks
15  Other Investment Strategies and Risks

17  Your Investment
17  How to Reach the Funds
17  Purchasing Shares
18  Exchanging Shares
19  Redeeming Shares
20  Additional Policies for Purchases, Exchanges and Redemptions
20  Shareholder Privileges

22  Distribution Arrangements
22  Share Class Selection
22  CDSC
23  12b-1 Fees
24  Other Information

25  Pricing Of Fund Shares

25  Distributions
26  Federal Tax Considerations
26  Taxes on Distributions
26  Taxes on Sales or Exchanges
26  Other Considerations

27  Management
27  Investment Advisor

28  Financial Highlights


Back Cover For Additional Information

RISK/RETURN SUMMARY

--------------------------------------------------------------------------------



This Risk/Return Summary briefly describes the goals and principal investment strategies of the Funds and the principal risks of investing in the Funds. For further information on these and the Funds' other investment strategies and risks, please read the section entitled "More About The Funds." Certain terms used in this prospectus are defined in the Glossary.



Unless otherwise noted, all goals of the Funds are non-fundamental and may be changed by the Funds' Board of Directors/Trustees without shareholder approval. Certain investment strategies for Funds whose name implies a specific type of investment may not be changed without 60 days' prior notice to shareholders.


CASH INVESTMENT FUND


 Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of U.S.
dollar-denominated money market instruments.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.



 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns over different calendar periods.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Cash Investment Fund Class A

Total Return (%)
(per calendar year)

1993  2.71
1994  3.55
1995  5.32
1996  4.76
1997  4.93
1998  4.93
1999  4.57

2000  5.77


Year-to-date through September 30, 2001: 3.07%



Best Quarter:  Q3 2000 1.50%
Worst Quarter: Q1 1994 0.64%


Average Annual Total Return

(for the periods ended December 31, 2000)


--------------------------------------------------------------------------------

                             Since
          1 Year 5 Years Inception/(1)/
            %       %          %
----------------------------------------
Class A..  5.77   5.00       4.55


--------------------------------------------------------------------------------
(1)The inception date for Class A shares is 12/1/92.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Cash Investment Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                                         Class A
                                                                                         Shares
Shareholder Fees (fees paid directly from your investment)                               -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price).............  None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original purchase price or redemption proceeds)..................................................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............................  None
Redemption Fees.........................................................................  None
Exchange Fees...........................................................................  None



                                                                                          Class A
                                                                                          Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net       %
assets                                                                                    -------
Management Fees..........................................................................  0.35
Distribution and/or Service (12b-1) Fees.................................................  0.25
Other Expenses...........................................................................  0.21

                                                                                           ----
Total Annual Fund Operating Expenses.....................................................  0.81

                                                                                           ====

Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    Class A
                    Shares
                    -------
1 Year............. $   83
3 Years............ $  259
5 Years............ $  450
10 Years........... $1,002

MONEY MARKET FUND


 Goal

The Fund's primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund's goal is "fundamental" and cannot be changed without a shareholder vote.


 Principal Investment Strategies

The Fund pursues its goal by investing in a broad range of U.S.
dollar-denominated money market instruments.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

The Fund's investments may include fixed and variable rate securities.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.



 . Prepayment Risk. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as an asset-backed security or mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price. Rates of prepayment, faster or slower than expected, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net-asset value. Certain types of mortgage-backed securities, such as collateralized mortgage obligations, may be more volatile and less liquid than other types.

 Performance

The bar chart and table below give some indication of the risk of investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns over different calendar periods.




The annual returns in the bar chart are for the Fund's Class B shares and do not reflect contingent deferred sales charges (CDSCs). If CDSCs were reflected, returns would be less than those shown. Performance of Class A and Class C shares, net of any sales charges (loads), would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."



When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.



                                    [CHART]
MONEY MARKET FUND CLASS B
TOTAL RETURN (%)
(PER CALENDAR YEAR)

1995  4.20
1996  3.89
1997  4.02
1998  4.00
1999  3.59

2000  4.79


Year-to-date through September 30, 2001: 2.48%



                          Best Quarter:  Q3 2000 1.46%
                          Worst Quarter: Q2 1996 0.75%


Average Annual Total Return

(for the periods ended December 31, 2000)


--------------------------------------------------------------------------------

                                       Since
                    1 Year 5 Years Inception/(1)/
                      %       %          %
--------------------------------------------------
Class A............  5.57   4.85       4.87
Class B............  0.21   3.72       4.01
Class C............  3.79    N/A       4.10


--------------------------------------------------------------------------------
(1)The inception dates for Class A, Class B and Class C shares are 7/3/95, 2/16/94 and 10/17/96, respectively.


The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.


You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--Money Market Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                         Class A     Class B Class C
                                                                         Shares      Shares  Shares
Shareholder Fees (fees paid directly from your investment)               -------     ------- -------
 Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
    price).............................................................. None         None    None
 Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
    purchase price or redemption proceeds).............................. None(a)      5%(b)   1%(c)
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends............ None         None    None
 Redemption Fees........................................................ None         None    None
 Exchange Fees.......................................................... None         None    None

                                                                         Class A     Class B Class C
                                                                         Shares      Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %           %       %
as a % of net assets                                                     -------     ------- -------
 Management Fees........................................................    0.40       0.40    0.40
 Distribution and/or Service (12b-1) Fees...............................    0.25       1.00    1.00
 Other Expenses.........................................................    0.27       0.27    0.27

                                                                         -------      -----   -----
 Total Annual Fund Operating Expenses...................................    0.92       1.67    1.67

                                                                         =======      =====   =====


--------------------------------------------------------------------------------



(a)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares acquired through the exchange of Class A shares of other funds purchased as part of an investment of $1,000,000 or more within one year of redemption.


(b)The CDSC payable upon redemption of Class B shares declines over time.


(c)Payable on redemptions within one year after the initial investment in Class C shares.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    Class A Class B   Class B    Class C Class C
                    Shares  Shares*   Shares**   Shares* Shares**
                    ------- -------   --------   ------- --------
1 Year............. $   94  $  670     $  170    $  270   $  170
3 Years............ $  293  $  826     $  526    $  526   $  526
5 Years............ $  509  $1,107     $  907    $  907   $  907
10 Years........... $1,131  $1,775***  $1,775*** $1,976   $1,976


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

TAX-FREE MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing substantially all of its assets in short-term, U.S. dollar-denominated municipal obligations, the interest on which is exempt from regular Federal income tax.


The Fund is also subject to a "fundamental" investment policy, which cannot be changed without shareholder approval, that requires it to invest under normal market conditions, at least 80% of its net assets in obligations, the interest from which is exempt from regular Federal income tax.


The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risks:


 . Credit (or Default) Risk. An issuer of a security may default on its payment obligations. Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.



 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns over different calendar periods.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]
TAX FREE MONEY MARKET FUND CLASS A
TOTAL RETURN (%)
(PER CALENDAR YEAR)

1993  2.07
1994  2.13
1995  3.10
1996  2.73
1997  2.87
1998  2.73
1999  2.52

2000  3.36


Year-to-date through September 30, 2001: 1.73%



Best Quarter:  Q4 2000 0.88%
Worst Quarter: Q1 1994 0.41%


Average Annual Total Return

(for the periods ended December 31, 2000)


--------------------------------------------------------------------------------

                                       Since
                    1 Year 5 Years Inception/(1)/
                      %       %          %
--------------------------------------------------
Class A............  3.36   2.84       2.69


--------------------------------------------------------------------------------
(1)The inception date for Class A shares is 11/29/92.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees And Expenses--Tax-Free Money Market Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                                         Class A
                                                                                         Shares
Shareholder Fees (fees paid directly from your investment)                               -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offerin price)..............    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original purchase price or
  redemption proceeds)..................................................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............................    None
Redemption Fees.........................................................................    None
Exchange Fees...........................................................................    None



                                                                                          Class A
                                                                                          Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)as a % of net        %
assets                                                                                    -------
Management Fees..........................................................................  0.35
Distribution and/or Service (12b-1) Fees.................................................  0.25
Other Expenses...........................................................................  0.21

                                                                                           ----
Total Annual Fund Operating Expenses.....................................................  0.81

                                                                                           ====


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    Class A
                    Shares
                    -------
1 Year............. $   83
3 Years............ $  259
5 Years............ $  450
10 Years........... $1,002

U.S. TREASURY MONEY MARKET FUND


 Goal

The Fund's goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


 Principal Investment Strategies

The Fund pursues its goal by investing its assets solely in short-term bonds, bills and notes, issued by the U.S. Treasury (including "stripped" securities) and in repurchase agreements relating to such obligations.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.


 Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the following principal investment risk:


 . Interest Rate Risk. An increase in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. When interest rates fall, the reverse is true. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 Performance

The bar chart and table below give some indication of the risk of investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows the Fund's average annual total returns over different calendar periods.

When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]
U.S. Treasury Money Market Fund Class A
Total Return (%)
(per calendar year)

1993  2.60
1994  3.33
1995  5.06
1996  4.58
1997  4.72
1998  4.59
1999  4.15

2000  5.34


Year-to-date through September 30, 2001: 2.68%



Best Quarter:  Q4 1995 1.41%
Worst Quarter: Q1 1994 0.61%


Average Annual Total Return

(for the periods ended December 31, 2000)


--------------------------------------------------------------------------------

                           Since
        1 Year 5 Years Inception/(1)/
          %       %          %
--------------------------------------
Class A  5.34   4.68       4.28


--------------------------------------------------------------------------------
(1)The inception date for Class A shares is 11/24/92.

You may call 1-800-438-5789 to obtain the Fund's current 7-day yield.

 Fees and Expenses--U.S. Treasury Money Market Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                                         Class A
                                                                                         Shares
Shareholder Fees (fees paid directly from your investment)                               -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price).............  None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original purchase price or redemption proceeds)..................................................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............................  None
Redemption Fees.........................................................................  None
Exchange Fees...........................................................................  None



                                                                                          Class A
                                                                                          Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)as a % of net        %
assets                                                                                    -------
Management Fees..........................................................................  0.35
Distribution and/or Service (12b-1) Fees.................................................  0.25
Other Expenses...........................................................................  0.26

                                                                                           ----
Total Annual Fund Operating Expenses.....................................................  0.86

                                                                                           ====


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    Class A
                    Shares
                    -------
1 Year............. $   88
3 Years............ $  274
5 Years............ $  477
10 Years........... $1,061

MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------


The section further describes the Funds' principal investments, strategies and risks that are summarized above in the section entitled "Risk/Return Summary." The Funds may also use other techniques and invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The Glossary below explains certain terms used throughout this prospectus.



 Glossary

TYPES OF SECURITIES


Fixed income or debt securities are securities that pay interest at set times at either fixed, floating or variable rates, or which are issued at a discount to their principal amount instead of making periodic interest payments. Fixed income securities include corporate bonds, debentures and other similar corporate debt instruments, zero coupon bonds and variable amount master demand notes.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and obligations of the Federal Home Loan Corporation, Federal National Mortgage Association and Government National Mortgage Association.

Money market instruments are high-quality, short-term instruments including commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. Government securities.

Municipal Obligations are obligations of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. They may be payable from the issuer's general revenue, the revenue of a specific project, current revenues or a reserve fund.

RATING AGENCIES

Moody's is Moody's Investor Services, Inc.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch IBCA, Inc.


S&P is Standard & Poor's Rating Services.



 Principal Investment Strategies And Risks

Repurchase Agreements. The Funds may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Variable and Floating Rate Securities. Variable and floating rate securities have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These securities exhibit greater price variations than fixed-rate securities.


Investment Grade Credit Ratings. A security is considered investment grade if, at the time of purchase, it is rated:





 .  BBB or higher by S&P;



 .  Baa or higher by Moody's;



 .  BBB or higher by Duff & Phelps; or



 .  BBB or higher by Fitch.



A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.


Fixed income and convertible securities purchased by the Funds will generally be rated at least investment grade, except that the Funds may also invest in unrated securities if the advisor believes they are comparable in quality.

Although securities rated "BBB" by S&P, Duff & Phelps or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the security.


 Other Investment Strategies And Risks

Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Cash Investment Fund and the Money Market Fund may purchase securities backed by mortgages, installment sales contracts, credit card receivables or other assets. Mortgage-backed securities carry additional risks. The price and yield of these securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are generally redeemed early because the underlying mortgages are often prepaid. In that case a Fund would have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-backed securities may fall if they are redeemed later than expected.

Foreign Securities. The Cash Investment Fund and the Money Market Fund may invest up to 25% of total assets in U.S. dollar denominated money market securities of foreign issuers, which include securities issued by foreign companies and foreign governments and their agencies, instrumentalities or political subdivisions and supranational organizations. Investments by the Funds in foreign securities involve risks in addition to those of U.S. securities, in part because of higher political and economic risks and because there is less public information available about foreign companies.

Guaranteed Investment Contracts. The Cash Investment Fund and the Money Market Fund may invest in guaranteed investment contracts. Guaranteed investment contracts are agreements of a Fund to make payments, generally to an insurance company's general account, in exchange for a minimum level of interest based on an index. Guaranteed investment contracts are considered illiquid investments and are acquired subject to a Fund's limitation on illiquid investments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Stripped Securities. These securities are issued by the U.S. Government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include participations in trusts that hold U.S. Treasury or agency securities. Stripped securities are very sensitive to changes in interest rates and to the rate of principal repayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Fund's total returns.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting and cash collateral received in these transactions, additional income gains or losses may be realized.



   Investment Strategy. Each Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% (33 1/3% for the Money Market Fund) of the value of a Fund's total assets (including the loan collateral).



   Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.


Borrowing and Reverse Repurchase Agreements.
The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).


   Investment Strategy. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.



   Special Risks. Borrowings and reverse repurchase agreements by a Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

YOUR INVESTMENT

--------------------------------------------------------------------------------

This section describes how to do business with the Funds.



 How to Reach the Funds


By telephone: 1-800-438-5789
           Call for shareholder services.

By mail:   The Munder Funds

           c/o PFPC Inc.

           P.O. Box 9701
           Providence, RI 02940

By overnight
delivery:
           The Munder Funds

           c/o PFPC Inc.

           4400 Computer Drive
           Westborough, MA 01581


 Purchasing Shares

Purchase Price of Shares
Class A shares of a Fund are sold at the net asset value (NAV) next determined after a purchase order is received in proper form.

Class B and Class C shares of the Money Market Fund are sold at the NAV next determined after a purchase order is received in proper form.


Broker-dealers or financial advisors (other than the Fund's distributor) may charge you fees for shares you purchase through them.


Policies for Purchasing Shares




Investment minimums


Until December 31, 2001, the minimum initial investment per Fund for all accounts is $250. Beginning January 1, 2002, the minimum initial investment will be $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), 403(b), Uniform Gifts to Minor Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. For those investors who use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50. We reserve the right to deduct a $6 quarterly fee for all AIP accounts that cease contributions before reaching the applicable account minimum. Before imposing any such fee we will provide you with 30 days' advance written notice.





Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services. We reserve the right to waive any investment minimum. If you wish to invest more than $250,000, you must purchase Class A or Class C shares.





Accounts below minimums




If your investment in a Fund does not meet the new applicable account minimum as of January 1, 2002, you may increase your balance to that level or that Fund account will be charged a quarterly servicing fee of $6. This fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee. We also reserve the right, upon 30 days' advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below the applicable new minimum.




Timing of orders
Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares
You may only purchase Class A, B and C shares of the Money Market Fund through an exchange of shares of the corresponding class of another Munder Fund.

You may purchase Class A shares of the Cash Investment Fund, the Tax-Free Money Market Fund and U.S. Treasury Money Market Fund:

 . By Broker and/or Financial Advisor. Any broker or financial advisor authorized by the Funds' distributor can sell you Class A shares of the Funds. Please note that brokers or financial advisors may charge you fees for their services.

 . By Mail. You may open an account by completing, signing and mailing the attached account application form and send a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment such as temporary checks, credit cards or third-party checks.



 . By Wire. To open a new account, you should call the Funds at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:


   Boston Safe Deposit and Trust Company
   Boston, MA
   ABA# 011001234
   DDA# 16-798-3
   Account No.:

  You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

 .  You may purchase shares through the Automatic Investment Plan.


 Exchanging Shares

Policies for Exchanging Shares
 .  You may exchange your Fund for shares of the same class of other Munder
   Funds based on their relative NAVs.


 .  You may exchange Class C shares of the Money Market Fund for Class C or
   Class II shares, respectively, of other Munder Funds, based on their relative NAVs.


 .  You may exchange Class A shares of the Cash Investment Fund, the U.S.
   Treasury Money Market Fund and the Tax-Free Money Market Fund for Class A, Class B or Class C shares of other Munder Funds, based on their relative NAVs.

 . Class A shares of the Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more Munder Funds for which a sales charge was paid, can be exchanged for Class A shares of another Munder Fund at NAV.

 . Class B and Class C shares of the Money Market Fund will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

 . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

 . If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

 . A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

 . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or calling the Munder Funds at (800) 438-5789.

 .  Brokers or financial advisors may charge a fee for handling exchanges.

 . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Methods for Exchanging Shares
 . Exchanges By Telephone. You may give exchange instructions by telephone to the Funds at (800) 438-5789. You may not exchange shares by telephone if you hold share certificates. We reserve the right to reject any telephone exchange request and to place restrictions on telephone exchanges.


 . Exchanges By Mail. You may send exchange orders to your broker or you may send them directly to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581.



 Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

Please see "Distribution Arrangements" below for information about CDSCs.

Policies for Redeeming Shares
For your protection, a medallion signature guarantee is required for the following redemption requests:


 .  redemption proceeds greater than $50,000;



 . redemption proceeds not being made payable to the recordowner of the account;



 . redemption proceeds not being mailed to the address of record on the account;



 . if the redemption proceeds are being transferred to another Munder Fund account with a different registration;



 .  change in ownership or registration of the account; or



 .  changes to banking information without a voided check being supplied.



When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.


A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Methods for Redeeming Shares
You may redeem shares of the Funds in several ways:


 .  By Mail. You may mail your redemption request to: The Munder Funds, c/o PFPC
   Inc., P.O. Box 9702, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.


 . By Telephone. You can redeem your shares by calling your broker or your financial advisor, or by calling the Funds at (800) 438-5789. There is no minimum requirement for telephone redemptions.

  If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your account application form, simply call the Funds prior to 4:00 p.m. (Eastern time), and request the redemption proceeds be wired to the commercial bank, registered broker-dealer or finanical advisor you designated on your account application form. We will send your redemption amount to you on the next business day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

  During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

 .  You may redeem shares through the Systematic Withdrawal Plan.

 .  Free Checkwriting is available to holders of Class A shares of the Funds.



 Additional Policies for Purchases, Exchanges and Redemptions



 . We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.



 . The Funds reserve the right to reject any purchase order, including exchanges from other Munder Funds.



 . At any time, the Funds may change any of their purchase, redemption or exchange practices, and may suspend the sale of their shares.


 . The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 .  To limit the Funds' expenses, we no longer issue share certificates.

 .  A Fund may temporarily stop redeeming shares if:


   . the NYSE is closed;



   . trading on the NYSE is restricted;



   . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or


   . if the SEC orders the Fund to suspend redemptions.

 . If accepted by a Fund, investors may purchase shares of the Fund with securities which the Fund may hold. The advisor will determine if the securities are consistent with the Funds' objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

 . The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Funds' transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.


 . We may redeem your account if its value falls below the Fund minimum initial investment as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.


 . If you purchased shares directly from the Funds, the Funds' transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you.


 Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Funds at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

Systematic Withdrawal Plan (SWP). If you have an account value of $2,500 or more in a Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the SWP by completing the SWP application form available through the transfer agent. To participate in the SWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the SWP at any time upon notice to the Funds' transfer agent. You should not buy Class A shares (and pay a sales charge) while you participate in the SWP and you must pay any applicable CDSC when you redeem shares.

Free Checkwriting. Free checkwriting is available to holders of Class A shares of the Funds who complete a checkwriting authorization form and return it to the Funds' transfer agent. You may write checks in the amount of $500 or more but you may not close a Fund account by writing a check. We may change or terminate this program on 30 days' notice to you.

DISTRIBUTION ARRANGEMENTS


--------------------------------------------------------------------------------



 Share Class Selection



The Money Market Fund offers Class A, Class B and Class C shares through/by this prospectus. Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.



Class A shares




 .  Although there is no front end sales charge on the Money Market Fund, other
   Munder Funds offering Class A shares are subject to such charges. There are several ways to reduce these charges.



 .  Lower annual expenses than Class B and Class C shares.



Class B shares


 .  No front end sales charge. All your money goes to work for you right away.



 .  A CDSC on shares you sell within six years of purchase.



 .  Higher annual expenses than Class A shares.



 . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Money Market Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after issuance of the original purchase.



 .  CDSC is waived for certain redemptions.



Class C shares


 .  No front end sales charge. All your money goes to work for you right away.



 .  A CDSC on shares you sell within one year of purchase.



 .  Higher annual expenses than Class A shares.



 .  Shares do not convert to another class.



The Funds also issue other classes of shares, which have different sales charges, expense levels and performance. The other classes of shares are available to limited types of investors. Call (800) 438-5789 to obtain more information about those classes.



 CDSC

You pay a contingent deferred sales charge (CDSC) when you redeem:




 . Class A shares of the Money Market Fund acquired through the exchange of Class A shares of another Munder Fund as part of an investment of $500,000 or more within one year of redemption;


 .  Class B shares of the Money Market Fund within six years of buying them; and

 .  Class C shares of the Money Market Fund within one year of buying them.

These time periods include the time you held the shares you exchanged to acquire Money Market Fund shares.


The CDSC for Class C shares, if applicable, is 1.00%.





The CDSC schedule for Class B shares of the Money Market Fund is set forth below. The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

                       Money Market Fund Class B Shares



Years Since         CDSC
Purchase             %
--------            ----
First.............. 5.00
Second............. 4.00
Third.............. 3.00
Fourth............. 3.00
Fifth.............. 2.00
Sixth.............. 1.00
Seventh and
  thereafter....... 0.00

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares X $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

CDSC Waivers

We will waive the CDSC payable upon redemption of Class B shares of the Money Market Fund which you purchased for:


 . redemptions made within one year after the death of a shareholder or registered joint owner;

 . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

 .  involuntary redemptions made by the Fund;


 . redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

We will waive the CDSC payable upon redemptions of Class B shares which you purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) for:

 . redemptions made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after you reach age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.




 Rule 12b-1 Fees


The Funds have adopted a Rule 12b-1 plan with respect to their Class A, Class B and Class C shares that allow each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Funds may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. The Money Market Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.

Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.


 Other Information

In addition to paying 12b-1 fees, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payments or payments for other shareholder services or distribution out of their own resources and without additional cost to the Funds or their shareholders.


Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

PRICING OF FUND SHARES

--------------------------------------------------------------------------------



Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. Each Fund calculates NAV separately for each class. NAV is calculated by (1) taking the current value of a Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.



The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The Funds' assets may be priced and the Funds may be open for business on weekdays when the NYSE is closed, but the Federal Reserve Bank in Boston is open. Purchase and redemption orders received and accepted prior to 4:00 p.m., Eastern time, on any day the money markets are open but the NYSE is closed will be effected at the net asset value per share of the applicable class of shares of the Fund determined as of 4:00 p.m., Eastern time, on that date. To the extent that other Munder Funds are not open for business, no shareholder exchange activity will be permitted with such other Funds on such days. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.



In determining each Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.


DISTRIBUTIONS

--------------------------------------------------------------------------------


As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.


The Funds declare dividends daily and pay them monthly.

All Funds distribute their net realized capital gains, if any, at least annually.

If a purchase order for the Money Market Fund and Tax-Free Money Market Fund is accepted before 12:00 p.m. (Eastern time), the investor will receive dividends for that day. If a purchase order for the Cash Investment Fund and the U.S. Treasury Money Market Fund is accepted before 2:45 p.m. (Eastern time), the investor will receive dividends for that day. Otherwise the investor will begin to earn dividends on the first business day following the day of purchase.

If a redemption order for the Money Market Fund and the Tax-Free Money Market Fund is received before 12:00 p.m. (Eastern time), the redeeming shareholder will not receive dividends for that day. If a redemption order for the Cash Investment Fund and U.S. Treasury Money Market Fund is received before 2:45 p.m. (Eastern time), the redeeming shareholder will not receive dividends for that day.

It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.


Each Fund will pay distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Funds by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------


Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.



 Taxes on Distributions


You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. The Tax-Free Money Market Fund expects that a portion of its dividend distributions will be exempt from federal income tax. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.



 Taxes on Sales or Exchanges


If you sell shares of a Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.


 Other Considerations

If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT

--------------------------------------------------------------------------------


 Investment Advisor


Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of each Fund. As of June 30, 2001, MCM and its then wholly-owned subsidiary, World Asset Management had approximately $37.8 billion in assets under management, of which $23.1 billion were invested in equity securities, $7.1 billion were invested in money market or other short-term instruments, $5.9 billion were invested in other fixed income securities and $1.7 billion were invested in balanced investments.



MCM provides overall investment management for the Funds, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.



During the fiscal year ended June 30, 2001, each Fund paid an advisory fee at an annual rate based on the average daily net assets of the Fund as follows:


Cash Investment Fund........... 0.35%
Tax-Free Money Market Fund..... 0.35%
U.S. Treasury Money Market Fund 0.35%
Money Market Fund.............. 0.40%

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help shareholders understand the financial performance of each class of shares of each Fund for the past 5 years (or, if shorter, the period of the Fund's or class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Ernst & Young LLP, independent auditors. The independent auditor's report, along with each Fund's financial statements, are included in the annual reports, and incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.



                                                                               Cash Investment Fund(a)
                                                                   -----------------------------------------------
                                                                    Year      Year      Year      Year      Year
                                                                    Ended     Ended     Ended     Ended     Ended
                                                                   6/30/01   6/30/00   6/30/99   6/30/98   6/30/97
                                                                   Class A   Class A   Class A   Class A   Class A
                                                                   --------  --------  --------  --------  -------
Net asset value, beginning of period.............................. $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                                                   --------  --------  --------  --------  -------
Income from investment operations:
Net investment income.............................................    0.052     0.050     0.045     0.049    0.047
                                                                   --------  --------  --------  --------  -------
Total from investment operations..................................    0.052     0.050     0.045     0.049    0.047
                                                                   --------  --------  --------  --------  -------
Less distributions:
Dividends from net investment income..............................   (0.052)   (0.050)   (0.045)   (0.049)  (0.047)
                                                                   --------  --------  --------  --------  -------
Total distributions...............................................   (0.052)   (0.050)   (0.045)   (0.049)  (0.047)
                                                                   --------  --------  --------  --------  -------
Net asset value, end of period.................................... $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                                                   ========  ========  ========  ========  =======
Total return (b)..................................................     5.36%     5.13%     4.58%     5.04%    4.80%
                                                                   ========  ========  ========  ========  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................. $117,222  $122,693  $135,705  $133,663  $96,192
Ratio of operating expenses to average net assets.................     0.81%     0.80%     0.78%     0.76%    0.80%
Ratio of net investment income to average net assets..............     5.20%     5.01%     4.48%     4.92%    4.71%
Ratio of operating expenses to average net assets without expenses
 reimbursed.......................................................     0.81%     0.80%     0.78%     0.76%    0.80%


--------------------------------------------------------------------------------
(a)The Munder Cash Investment Fund Class A Shares commenced operations on December 1, 1992.
(b)Total return represents aggregate total return for the period indicated.

                                                                     Money Market Fund(a)
                                       -------------------------------------------------------------------------------
                                        Year     Year     Year     Year     Year     Year     Year     Year     Year
                                        Ended    Ended    Ended    Ended    Ended    Ended    Ended    Ended    Ended
                                       6/30/01  6/30/00  6/30/99  6/30/98  6/30/97  6/30/01  6/30/00  6/30/99  6/30/98
                                       Class A  Class A  Class A  Class A  Class A  Class B  Class B  Class B  Class B
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, beginning of period.. $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
Income from investment operations:
Net investment income.................   0.051    0.048    0.044    0.048    0.046    0.044    0.040    0.036    0.040
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment operations......   0.051    0.048    0.044    0.048    0.046    0.044    0.040    0.036    0.040
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
Less distributions:
-Dividends from net investment income.  (0.051)  (0.048)  (0.044)  (0.048)  (0.046)  (0.044)  (0.040)  (0.036)  (0.040)
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions...................  (0.051)  (0.048)  (0.044)  (0.048)  (0.046)  (0.044)  (0.040)  (0.036)  (0.040)
                                       -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of period........ $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======
Total return (b)......................    5.26%    4.86%    4.45%    4.89%    4.72%    4.48%    4.10%    3.67%    4.09%
                                       =======  =======  =======  =======  =======  =======  =======  =======  =======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's).. $18,272  $37,245  $17,463  $14,749  $ 3,655  $37,018  $25,005  $10,133  $   658
Ratio of operating expenses to average
 net assets...........................    0.92%    0.90%    0.87%    0.89%    0.89%    1.67%    1.65%    1.62%    1.64%
Ratio of net investment income to
 average net assets...................    5.22%    4.77%    4.36%    4.78%    4.61%    4.47%    4.02%    3.49%    4.04%
Ratio of operating expenses to average
 net assets without expenses
 reimbursed...........................    0.92%    0.90%    0.87%    0.89%    0.89%    1.67%    1.65%    1.62%    1.64%


--------------------------------------------------------------------------------
(a)The Munder Money Market Fund Class A Shares and Class B Shares commenced operations on July 3, 1995 and February 16, 1994, respectively.

(b)Total return represents aggregate total return for the period indicated.

                                                                       Money Market Fund(a)
                                                     ----------------------------------------------------
                                                      Year     Year     Year     Year     Year    Period
                                                      Ended    Ended    Ended    Ended    Ended    Ended
                                                     6/30/97  6/30/01  6/30/00  6/30/99  6/30/98  6/30/97
                                                     Class B  Class C  Class C  Class C  Class C  Class C
                                                     -------  -------  -------  -------  -------  -------
Net asset value, beginning of period................ $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     -------  -------  -------  -------  -------  -------
Income from investment operations:
Net investment income...............................   0.039    0.044    0.040    0.036    0.040    0.027
                                                     -------  -------  -------  -------  -------  -------
Total from investment operations....................   0.039    0.044    0.040    0.036    0.040    0.027
                                                     -------  -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income................  (0.039)  (0.044)  (0.040)  (0.036)  (0.040)  (0.027)
                                                     -------  -------  -------  -------  -------  -------
Total distributions.................................  (0.039)  (0.044)  (0.040)  (0.036)  (0.040)  (0.027)
                                                     -------  -------  -------  -------  -------  -------
Net asset value, end of period...................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                     =======  =======  =======  =======  =======  =======
Total return (b)....................................    3.92%    4.48%    4.10%    3.68%    4.10%    2.75%
                                                     =======  =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................ $   451  $12,231  $ 9,196  $ 2,324  $     1  $ 1,755
Ratio of operating expenses to average net assets...    1.64%    1.67%    1.65%    1.62%    1.64%    1.64%(c)
Ratio of net investment income to average net assets    3.86%    4.47%    4.02%    3.59%    4.03%    3.86%(c)
Ratio of operating expenses to average net assets
 without expenses reimbursed........................    1.64%    1.67%    1.65%    1.62%    1.64%    1.64%(c)


--------------------------------------------------------------------------------
(a)The Munder Money Market Fund Class B Shares and Class C Shares commenced operations on February 16, 1994 and October 17, 1996, respectively.

(b)Total return represents aggregate total return for the period indicated.



(c)Annualized.

                                                                                     Tax-Free Money Market Fund(a)
                                                                              -------------------------------------------
                                                                               Year     Year     Year     Year     Year
                                                                               Ended    Ended    Ended    Ended    Ended
                                                                              6/30/01  6/30/00  6/30/99  6/30/98  6/30/97
                                                                              Class A  Class A  Class A  Class A  Class A
                                                                              -------  -------  -------  -------  -------
Net asset value, beginning of period......................................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

                                                                              -------  -------  -------  -------  -------
Income from investment operations:
Net investment income........................................................   0.031    0.029    0.025    0.028    0.028

                                                                              -------  -------  -------  -------  -------
Total from investment operations.............................................   0.031    0.029    0.025    0.028    0.028

                                                                              -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income.........................................  (0.031)  (0.029)  (0.025)  (0.028)  (0.028)

                                                                              -------  -------  -------  -------  -------
Total distributions..........................................................  (0.031)  (0.029)  (0.025)  (0.028)  (0.028)

                                                                              -------  -------  -------  -------  -------
Net asset value, end of period............................................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

                                                                              =======  =======  =======  =======  =======
Total return (b).............................................................    3.09%    2.94%    2.51%    2.87%    2.78%

                                                                              =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $81,414  $80,887  $67,847  $72,007  $ 5,205
Ratio of operating expenses to average net assets............................    0.81%    0.81%    0.80%    0.79%    0.78%
Ratio of net investment income to average net assets.........................    3.06%    2.89%    2.48%    2.83%    2.76%
Ratio of operating expenses to average net assets without expenses reimbursed    0.81%    0.81%    0.80%    0.79%    0.78%


--------------------------------------------------------------------------------
(a)The Munder Tax-Free Money Market Fund Class A Shares commenced operations on November 29, 1992.
(b)Total return represents aggregate total return for the period indicated.

                                                                                  U.S. Treasury Money Market Fund (a)
                                                                              -------------------------------------------
                                                                               Year     Year     Year     Year     Year
                                                                               Ended    Ended    Ended    Ended    Ended
                                                                              6/30/01  6/30/00  6/30/99  6/30/98  6/30/97
                                                                              Class A  Class A  Class A  Class A  Class A
                                                                              -------  -------  -------  -------  -------
Net asset value, beginning of period......................................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

                                                                              -------  -------  -------  -------  -------
Income from investment operations:
Net investment income........................................................   0.048    0.046    0.041    0.047    0.046

                                                                              -------  -------  -------  -------  -------
Total from investment operations.............................................   0.048    0.046    0.041    0.047    0.046

                                                                              -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income.........................................  (0.048)  (0.046)  (0.041)  (0.047)  (0.046)

                                                                              -------  -------  -------  -------  -------
Total distributions..........................................................  (0.048)  (0.046)  (0.041)  (0.047)  (0.046)

                                                                              -------  -------  -------  -------  -------
Net asset value, end of period............................................... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00

                                                                              =======  =======  =======  =======  =======
Total return (b).............................................................    4.87%    4.66%    4.23%    4.76%    4.66%

                                                                              =======  =======  =======  =======  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $16,347  $20,631  $27,040  $ 8,646  $ 5,319
Ratio of operating expenses to average net assets............................    0.86%    0.86%    0.83%    0.82%    0.79%
Ratio of net investment income to average net assets.........................    4.72%    4.55%    4.10%    4.67%    4.54%
Ratio of operating expenses to average net assets without expenses reimbursed    0.86%    0.86%    0.83%    0.82%    0.79%


--------------------------------------------------------------------------------
(a)The Munder U.S. Treasury Money Market Fund Class A Shares commenced operations on November 24, 1992.
(b)Total return represents aggregate total return for the period indicated.

             More information about the Funds is available free upon request, including the following:

             ANNUAL/SEMI-ANNUAL REPORTS

             You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


             STATEMENT OF ADDITIONAL INFORMATION

             Provides more details about the Funds and their policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).


               To Obtain Information:

               BY TELEPHONE
               Call 1-800-438-5789

               BY MAIL
               Write to:
               The Munder Funds

               c/o PFPC Inc.

               P.O. Box 9701
               Providence, RI 02940-9701

               BY OVERNIGHT DELIVERY TO:
               The Munder Funds

               c/o PFPC Inc.

               4400 Computer Drive
               Westborough, MA 01581

               ON THE INTERNET
               Text-only versions of fund documents can be viewed online or downloaded from:

                   SECURITIES AND EXCHANGE COMMISSION
                   http://www.sec.gov


               You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.



               You may also find more information about the Funds on the Internet at: www.munder.com. This website is not considered part of the prospectus.



             PROMM1001



             SEC File Numbers: 811-7346, 811-5899




--------------------------------------------------------------------------------

                                                                     Prospectus

                                                          CLASS A, B & C SHARES



                                                               October 31, 2001



                                                      The Munder Index 500 Fund





                          As with all mutual funds, the Securities and Exchange
                    Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                   It is a criminal offense to state otherwise.


--------------------------------------------------------------------------------


        [LOGO] Munder Funds
        Be Focused

TABLE OF CONTENTS


         2  Risk/Return Summary
         2  Goal
         2  Principal Investment Strategies
         2  Principal Risks
         4  Performance
         5  Fees and Expenses

         6  More About The Fund
         6  Principal Investment Strategies and Risks
         6  Other Investment Strategies and Risks
         8  Other Information

         9  Your Investment
         9  How to Reach the Fund
         9  Purchasing Shares
        10  Exchanging Shares
        11  Redeeming Shares
        12  Additional Policies for Purchases, Exchanges and Redemptions
        13  Shareholder Privileges

        14  Distribution Arrangements
        14  Share Class Selection
        14  Applicable Sales Charge--Class A Shares
        16  CDSC
        18  12b-1 Fees
        18  Other Information

        19  Pricing Of Fund Shares

        19  Distributions

        20  Federal Tax Considerations
        20  Taxes on Distributions
        20  Taxes on Sales or Exchanges
        20  Other Considerations

        21  Management
        21  Investment Advisor
        21  Portfolio Managers

        22  Financial Highlights


Back Cover For Additional Information

RISK/RETURN SUMMARY

--------------------------------------------------------------------------------


This Risk/Return Summary briefly describes the goal and principal investment strategy of the Munder Index 500 Fund and the principal risks of investing in the Fund. For further information on the Fund's principal and other investment strategies and risks, please read the section entitled "More About The Fund."


Goal

The Fund's goal is to provide performance and income that is comparable to the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R)). The S&P 500(R) is an index of 500 stocks that emphasizes large capitalization companies.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies


The Fund pursues its goal by normally holding a substantial amount of its assets in securities of at least 400 of the stocks in the S&P 500(R).

The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P 500(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.


The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500(R) of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P 500(R).


The Fund may also enter into futures contracts.


 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.


 . Tracking Risk. Because the Fund pays fees and transaction costs, while the S&P 500(R) does not, the Fund's returns are likely to be lower than those of the S&P 500(R). Tracking variance may also result from share purchases, redemptions and other factors.


 . Indexing Strategy Risk. The Fund will invest in the securities included in the S&P 500(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large capitalization portion of the U.S. stock market.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.



 . Derivatives Risk. The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 Performance

The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calandar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compares to those of a broad based securities market index.


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales charges (loads). If sales charges were reflected, returns would be less than those shown. Performance of Class B shares, net of any sales charges, would have similar annual returns because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses."




When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.


                                    [CHART]

Index 500 Fund Class A
Total Return (%)
(per calendar year)

        Percentage
1993     9.80
1994     0.67
1995    37.13
1996    22.31
1997    32.70
1998    28.02
1999    20.36

2000     9.56


Year-to-date through September 30, 2001: (20.74)%


Best Quarter:  Q4 1998  21.11%
Worst Quarter: Q3 1998 (9.99)%

Average Annual Total Return

(for the periods ended December 31, 2000)


--------------------------------------------------------------------------------

                                          Since
                      1 Year  5 Years Inception/(1)/
                        %        %          %
-----------------------------------------------------
Class A.............. (11.81)   17.14     16.16
S&P 500(R) Index/(2)/  (9.11) (18.32)     17.18
Class B.............. (12.56)   17.23     18.07
S&P 500(R) Index/(2)/  (9.11)   18.32     19.12


--------------------------------------------------------------------------------

(1)The inception dates for Class A and Class B shares are 12/9/92 and 10/31/95, respectively. As of the date of this prospectus, Class C shares had not yet been offered. Accordingly, performance information for that class is not presented. The index returns from inception for Class A and Class B shares are from December 1, 1992 and November 1, 1995, respectively.


(2)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.





The average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge.

 Fees and Expenses--Index 500 Fund



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note the following information does not include fees that institutions may charge for services they provide to you.



                                                                       Class A   Class B Class C
                                                                       Shares    Shares  Shares
Shareholder Fees (fees paid directly from your investment)             -------   ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price)..............................................................   2.5%(a)  None    None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of original
  purchase price or redemption proceeds)..............................   None(b)  3%(c)   1%(d)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........   None     None    None
Redemption Fees.......................................................   None     None    None
Exchange Fees.........................................................   None     None    None



                                                                         Class A Class B Class C
                                                                         Shares  Shares  Shares
Annual Fund Operating Expenses (expenses that are paid from Fund assets)    %       %       %
as a % of net assets                                                     ------- ------- -------
              Management Fees...........................................  0.10    0.10    0.10
              Distribution and/or Service (12b-1) Fees(1)...............  0.25    1.00    1.00
              Other Expenses............................................  0.26    0.26    0.26

                                                                          ----    ----    ----
              Total Annual Fund Operating Expenses(1)...................  0.61    1.36    1.36

                                                                          ====    ====    ====


--------------------------------------------------------------------------------

(a)The sales charge declines as the amount invested increases.


(b)A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 0.20% CDSC applies to redemptions of Class A shares that were purchased with no initial sales charge as part of an investment of $500,000 or more and are redeemed within one year of purchase.


(c)The CDSC payable upon redemption of Class B shares declines over time.


(d)Payable on redemptions of Class C shares within one year of purchase.


(1)The distributor has voluntarily agreed to waive a portion of its Rule 12b-1 fees with respect to Class A shares and Class B shares for the current fiscal year. The distributor may discontinue the fee waiver at any time in its sole discretion. As a result of the fee waiver, the Fund's actual 12b-1 fees and total annual fund operating expenses would be: 0.15% and 0.51%, respectively, for Class A shares and 0.50% and 0.86%, respectively, for Class B shares.




Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      Class A Class B   Class B    Class C Class C
                      Shares  Shares*   Shares**   Shares* Shares**
                      ------- -------   --------   ------- --------
             1 Year..  $341   $  438     $  138    $  238   $  138
             3 Years.  $440   $  631     $  431    $  431   $  431
             5 Years.  $582   $  845     $  745    $  745   $  745
             10 Years  $993   $1,428***  $1,428*** $1,635   $1,635


--------------------------------------------------------------------------------
*  Assumes you sold your shares at the end of the time period.
** Assumes you stayed in the Fund.
***Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

MORE ABOUT THE FUND


--------------------------------------------------------------------------------


This section further describes the Fund's principal investment strategy and risks that are summarized above in the section entitled "Risk/Return Summary." The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks which are described in the Statement of Additional Information.




 Principal Investment Strategies and Risks


Equity Securities. The Fund invests in equity securities which include common stocks, preferred stocks and securities convertible into common stocks.

Derivatives. Derivatives are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts and options.

A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

   Investment Strategy. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes, to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends, or to minimize trading costs. The Fund will not use derivatives for speculative purposes.

   The Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

   Special Risks. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
   (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.


 Other Investment Strategies and Risks



Foreign Securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

   Investment Strategy. The Fund may invest up to 25% of its total assets in foreign securities.


   Special Risks. Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.


   Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's respective net currency positions may expose it to risks independent of its securities positions.

   A further risk of investing in foreign securities is the risk that the Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

   Investment Strategy. The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

   Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.


Borrowing and Reverse Repurchase Agreements. Money may be borrowed from banks and reverse repurchase agreements may be entered into with banks and other financial institutions for emergency purposes or redemptions. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).


   Investment Strategy. The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.

   Special Risks. Borrowings and reverse repurchase agreements by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Other Information

Disclaimers. The Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500(R) Index or any data included therein.

YOUR INVESTMENT

--------------------------------------------------------------------------------


This section describes how to do business with the Fund.



 How to Reach the Fund


By telephone: 1-800-438-5789
            Call for shareholder services.

By mail The Munder Funds

            c/o PFPC Inc.

            P.O. Box 9701
            Providence, RI 02940

By overnight delivery:
            The Munder Funds

            c/o PFPC Inc.

            4400 Computer Drive
            Westborough, MA 01581


 Purchasing Shares

Purchase Price of Shares
Class A shares of the Fund are sold at the net asset value (NAV) next determined after a purchase order is received in proper form plus any applicable sales charge. Please see "Distribution Arrangements" below for information about sales charges.

Class B and Class C shares of the Fund are sold at NAV next determined after a purchase order is received in proper form.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you additional fees for shares you purchase through them.

Policies for Purchasing Shares


Investment minimums




Until December 31, 2001, the minimum initial investment per Fund for all accounts is $250. Beginning January 1, 2002, the minimum initial investment will be $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts
(IRAs), 403(b), Uniform Gifts to Minors Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. For those investors who use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50. We reserve the right to deduct a $6 quarterly fee for all AIP accounts that cease contributions before reaching the applicable account minimum. Before imposing any such fee we will provide you with 30 days' advance written notice.



Investment minimums do not apply to purchases made through certain programs approved by the Fund in which you pay an asset-based fee for advisory, administrative and/or brokerage services. We reserve the right to waive any investment minimum. If you wish to invest more than $250,000, you must purchase Class A or Class C shares.



Accounts below minimums


If your investment in a Fund does not meet the new applicable account minimum as of January 1, 2002, you may increase your balance to that level or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable contingent deferred sales charge (CDSC) on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee. We also reserve the right, upon 30 days' advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below the applicable new minimum.


Timing of orders
Purchase orders must be received by the Fund's distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares
Investors may purchase shares:

 . By Broker and/or Financial Advisor. Any broker or financial advisor authorized by the

  Fund's distributor can sell you shares of the Fund. Please note that brokers or financial advisors may charge you fees for their services.


 . By Mail. You may open an account by completing, signing and mailing the attached account application form and send a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure to specify on your account application form the class of shares being purchased. If the class is not specified, your purchase will automatically be invested in Class A shares. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment such as temporary checks, credit cards or third-party checks.



 . By Wire. To open a new account, you should call the Fund at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Fund's transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:


   Boston Safe Deposit and Trust Company
   Boston, MA
   ABA# 011001234
   DDA# 16-798-3
   Account No.:

  You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

 .  You may purchase shares through the Automatic Investment Plan.


 .  You may purchase shares through the Reinstatement Privilege.



 Exchanging Shares

Policies for Exchanging Shares
 .  You may exchange your Fund shares for shares of the same class of other
   Munder Funds based on their relative NAVs.

 . You may exchange Class C shares of the Fund for Class II or Class C shares, respectively of other Munder Funds, based on their relative NAVs.

 . Class A shares of a Munder Money Market Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more Munder Funds for which a sales charge was paid, can be exchanged for Class A shares of the Fund at NAV.

 . Class B and Class C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

 . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

 . If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

 . A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

 . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or calling the Munder Funds at (800) 438-5789.


 .  Brokers or financial advisors may charge you a fee for handling exchanges.


 . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Methods for Exchanging Shares
 . Exchanges By Telephone. You may give exchange instructions by telephone to the Fund at (800) 438-5789. You may not exchange shares by telephone if you hold share certificates. We reserve the right to reject any telephone exchange request and to place restrictions on telephone exchanges.


 . Exchanges By Mail. You may send exchange requests to your broker or you may send them directly to the Fund's transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581.



 Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

Please see "Distribution Arrangements" below for information about CDSCs.

Policies for Redeeming Shares
For your protection, a medallion signature guarantee is required for the following redemption requests:


 .  redemption proceeds greater than $50,000;



 . redemption proceeds not being made payable to the recordowner of the account;



 . redemption proceeds not being mailed to the address of record on the account;



 . if the redemption proceeds are being transferred to another Munder Fund account with a different registration;



 .  change in ownership or registration of the account; or



 .  changes to banking information without a voided check being supplied.



When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.


A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Methods for Redeeming Shares
You may redeem shares of the Fund in several ways:


 .  By Mail.  You may mail your redemption request to: The Munder Funds, c/o
   PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.


 . By Telephone. You can redeem your shares by contacting your broker or your financial advisor, or by calling the Fund at (800) 438-5789. There is no minimum requirement for telephone redemptions.

  If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your account application form, simply call the Fund prior to 4:00 p.m. (Eastern time), and request the redemption proceeds be wired to the commercial bank, registered broker-dealer or financial advisor you designated on your account application form. We will send your redemption proceeds to you on the next business day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

  During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

 .  You may redeem shares through the Systematic Withdrawal Plan.



 Additional Policies for Purchases, Exchanges and Redemptions



 . We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.



 . The Fund reserves the right to reject any purchase order, including exchanges from other Munder Funds..



 . At any time, the Fund may change any of its purchase, redemption or exchange practices and may suspend the sale of its shares.


 . The Fund may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 .  To limit the Fund's expenses, we no longer issue share certificates.

 .  The Fund may temporarily stop redeeming shares if:

  .  the NYSE is closed;

  .  trading on the NYSE is restricted;

  . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

  .  the SEC orders the Fund to suspend redemptions.

 . If accepted by the Fund, investors may purchase shares of the Fund with securities which the Fund may hold. The advisor will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Fund at (800) 438-5789 for more information.

 . The Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Fund's transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Fund, the Fund's distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.



 . If you purchased shares directly from the Fund, the transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you.

 .  The exchange privilege is not intended as a vehicle for short-term trading.
   Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. The Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading or any order considered market-timing activity. If the Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable.

  Additionally, in no event will the Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.


 Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in the Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Fund at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.


Reinstatement Privilege. For 60 days after you sell shares of the Fund, you may reinvest your redemption proceeds in shares of the same class of the SAME Fund at NAV. Any CDSC you paid on the amount you are reinvesting will be credited to your account. You may use this privilege once in any given twelve-month period with respect to your shares of the Fund. You, your broker or your financial advisor must notify the Fund's transfer agent in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.


Systematic Withdrawal Plan (SWP). If you have an account value of $2,500 or more in the Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the SWP by completing the SWP application form available through the transfer agent. To participate in the SWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the SWP at any time upon notice to the Fund's transfer agent. You should not buy Class A shares (and pay a sales charge) while you participate in the SWP and you must pay any applicable CDSCs when you redeem shares.

DISTRIBUTION ARRANGEMENTS

--------------------------------------------------------------------------------


 Share Class Selection


The Fund offers Class A, Class B and Class C shares through/by this prospectus. Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.


Class A shares
 .  Front end sales charge. There are several ways to reduce these sale charges.

 .  Lower annual expenses than Class B and Class C shares.

Class B shares
 .  No front end sales charge. All your money goes to work for you right away.

 .  A CDSC on shares you sell within six years of purchase.

 .  Higher annual expenses than Class A shares.

 . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of the Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after issuance of the original purchase.

 .  CDSC is waived for certain redemptions.

Class C shares
 .  No front end sales charge. All your money goes to work for you right away.


 .  A CDSC on shares you sell within one year of purchase.


 .  Higher annual expenses than Class A shares.

 .  Shares do not convert to another class.

The Fund also issues other classes of shares, which have different sales charges, expense levels and performance. The other classes of shares are available to limited types of investors. Call (800) 438-5789 to obtain more information about those classes.


 Applicable Sales Charge--Class A
 Shares

You can purchase Class A shares at NAV plus an initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:


                                      Sales Charge
                                          as a         Dealer
                                     Percentage of   Reallowance
                                    ---------------     as a
                                                Net  Percentage
                                       Your    Asset     of
                                    Investment Value Investment
                                        %        %        %
                                    ---------- ----- -----------
               Less than $100,000..    2.50    2.56     2.25
               $100,000 but
                 less than $250,000    2.00    2.04     1.75
               $250,000 but
                 less than $500,000    1.50    1.52     1.25
               $500,000 but
                 less than
                 $1,000,000........    1.00    1.01     0.75
               $1,000,000 but
                 less than
                 $3,000,000........    None*   None*    0.10
               $3,000,000 but
                 less than
                 $5,000,000........    None*   None*    0.05
               $5,000,000 or more..    None*   None*    None

--------------------------------------
* No initial sales charge applies on purchases of $1 million or more; however, a CDSC in the amount of the Dealer Reallowance shown above will be imposed on the lower of the original purchase price or the net asset value of the shares at the time of certain redemptions within one year of purchase.

Sales Charge Waivers--General
We will waive the initial sales charge on Class A shares for the following types of purchasers (the word "advisor" in the following refers to Munder Capital Management, the advisor to The Munder Funds):

1. individuals with an investment account or relationship with the advisor;

2. full-time employees and retired employees of the advisor or its affiliates, employees of the Fund's service providers and immediate family members of such persons;

3. registered broker-dealers or financial advisors that have entered into selling agreements with the distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

4. certain qualified employee benefit plans as described below;

5. individuals who reinvest distributions from a qualified retirement plan managed by the advisor;

6. individuals who reinvest the proceeds of redemptions from Class Y Shares of another Munder Fund, within 60 days of redemption;

7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients;

9. employer sponsored retirement plans which are administered by Universal Pensions, Inc. (UPI Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans"; and

10. employer sponsored 401(k) plans that are administered by Merrill Lynch Group Employee Services (Merrill Lynch Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans."

Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans
Qualified Sponsored Retirement Plans and UPI Plans. We will waive the initial sales charge on purchases of Class A Shares by: (i) employer sponsored retirement plans that are qualified under Section 401(a) or Section 403(b) of the Internal Revenue Code of 1986, as amended (each, a Qualified Employee Benefit Plan) and that (1) invest $1,000,000 or more in Class A Shares or (2) have at least 75 eligible plan participants; and (ii) UPI Plans for employees participating in an employer-sponsored or administered retirement program operating under Section 408A of the Code. In addition, we will waive the otherwise applicable CDSC imposed on certain redemptions of Class A Shares of the Fund within one year of purchase for such accounts. These sales charge waivers do not apply to Simplified Employee Pension Plans (SEPs) or Individual Retirement Accounts (IRAs). Sales charge waivers for Merril Lynch Plans are described below.

The distributor will pay the following commissions to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases of Class A Shares of the Fund by such accounts:


                                               Commission
                                              to Dealer or
                                              Entity as a %
                     Amount                    of Offering
                     Of                           Price
                     Purchase                       %
                     --------                 -------------
                     Less than $1,000,000....     0.15
                     $1,000,000 but less than
                      $3,000,000.............     0.10
                     $3,000,000 but less than
                       $5,000,000............     0.05
                     $5,000,000 or more......     None



Merrill Lynch Plans. We will waive the initial sales charge on purchases of Class A Shares and the otherwise applicable CDSC for certain redemptions within one year of purchase for all investments by Merrill Lynch Plans if:


(i)the Plan's recordkeeper on a daily valuation basis is Merrill Lynch Group Employee Services (Merrill Lynch) and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by

   Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's distributor and in funds advised or managed by MLAM (collectively, the Applicable Investments); or

(ii)the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.


The distributor will pay commissions as detailed above for Qualified Sponsored Retirement Plans and UPI Plans to dealers and other entities (as permitted by Federal and state law) who initiate and are responsible for purchases that meet the above criteria.


For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions
You may qualify for reduced sales charges in the following cases:

 . Letter of Intent. If you intend to purchase at least $100,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Fund's transfer agent that you have a Letter of Intent each time you make an investment.

  You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The custodian will hold such amount in escrow. The Fund's custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

 . Quantity Discounts. You may combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse, your children under age 21 and your IRA when calculating the sales charge. You must notify your broker, your financial advisor or the Fund's transfer agent to qualify.

 . Right of Accumulation. You may add the value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You must notify your broker, your financial advisor or the Fund's transfer agent to qualify.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker prior to purchasing the Fund's shares.

For further information on sales charge reductions, call (800) 438-5789.


 CDSC

You pay a contingent deferred sales charge (CDSC) when you redeem:


 . Class A shares that were bought without paying a front end sales charge as part of an investment of at least $500,000 within one year of buying them;


 .  Class B shares within six years of buying them;

 .  Class C shares within one year of buying them.

These time periods include the time you held Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class B or Class C shares of the Fund.

The CDSC for Class A shares or Class C shares, if applicable, is 1.00%.



The CDSC schedule for Class B shares is set forth below. The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.


                       CDSC
Years Since Purchase    %
--------------------    -
First................. 3.00
Second................ 2.50
Third................. 2.00
Fourth................ 1.50
Fifth................. 1.00
Sixth................. 0.50
Seventh and thereafter 0.00

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares X $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 2.00% (the applicable rate in the third year after purchase).


At the time of purchase of Class B shares or Class C shares, the Fund's distributor pays sales commissions of 2.00% and 1.00%, respectively, of the purchase price, to brokers that initiate and are responsible for purchases of such Class B shares or Class C shares.


CDSC Waivers

We will waive the CDSC payable upon redemptions of Class B shares of the Fund which you purchased (or acquired through an exchange of shares of another Munder Fund) for:


 . redemptions made within one year after the death of a shareholder or registered joint owner;

 . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

 .  involuntary redemptions made by the Fund;

 . redemptions limited to 10% per year of an account's net asset value if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge, through SWP.

We will waive the CDSC payable upon redemptions of Class B shares which you purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) for:

 . redemptions made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after you reach age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.



We will waive the CDSC for Class B shares for all redemptions by Merrill Lynch Plans if:

(i)the Plan's recordkeeper on a daily valuation basis is Merrill Lynch; or

(ii)the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch; or



(iii)the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

 12b-1 Fees


The Fund has adopted a Rule 12b-1 plan with respect to its Class A, Class B and Class C shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Fund may pay up to 0.25% of the daily net assets of Class A, Class B and Class C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the daily net assets of the Class B and Class C shares to finance activities relating to the distribution of its shares.


Because the fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in the Fund and may cost a shareholder more than paying other types of sales charges.


 Other Information

In addition to paying 12b-1 fees, the Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payments, or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.


Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

PRICING OF FUND SHARES

--------------------------------------------------------------------------------


The Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. The Fund calculates NAV separately for each class. NAV is calculated by (1) taking the current value of the Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.



The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.



If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. The determinations of the pricing committee will be reviewed by the Board of Trustees of the Fund at the regularly scheduled quarterly meeting of the Board.



Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).


DISTRIBUTIONS

--------------------------------------------------------------------------------

As a shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund pays dividends, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of shares.


The Fund will pay distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

Investments in the Fund will have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.



 Taxes on Distributions



You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders not subject to tax on their income generally will not be required to pay any tax on distributions.


Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held the Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions disclosed in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.



 Taxes on Sales or Exchanges


If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale or an exchange will result in a taxable gain.


 Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT

--------------------------------------------------------------------------------


 Investment Advisor


The Fund's investment advisor is Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan. World Asset Management ("World"), a division of MCM, 255 East Brown Street, Birmingham, Michigan, 48009 is responsible for managing the Fund. As of June 30, 2001, MCM and World (a wholly-owned subsidiary as of that date) had approximately $37.8 billion in assets under management, of which $23.1 billion were invested in equity securities, $7.1 billion were invested in money market or other short-term instruments, $5.9 billion were invested in other fixed income securities and $1.7 billion were invested in balanced investments.



MCM provides overall investment management for the Fund and is responsible for all purchases and sales of portfolio securities.



During the fiscal year ended June 30, 2001, the Fund paid an advisory fee equal to 0.10% of the average daily net assets of the Fund.



 Portfolio Managers




A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Fund.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help shareholders understand the financial performance of each class of shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). Because Class C shares of the Fund were not offered during the periods shown, financial highlights are not presented for that class. The information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the Fund's annual report, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling (800) 438-5789.


                                                                                     Index 500 Fund (a)
                                                                      ------------------------------------------------
                                                                       Year       Year      Year      Year      Year
                                                                       Ended      Ended     Ended     Ended     Ended
                                                                      6/30/01    6/30/00   6/30/99   6/30/98   6/30/97
                                                                      Class A    Class A   Class A   Class A   Class A
                                                                      --------   --------  --------  --------  -------
Net asset value, beginning of period................................. $  30.71   $  29.29  $  24.45  $  20.94  $ 16.16
                                                                      --------   --------  --------  --------  -------
Income from investment operations:
Net investment income................................................     0.21       0.24      0.25      0.31     0.34
Net realized and unrealized gain/(loss) on investments...............    (4.86)      1.69      5.08      5.49     5.04
                                                                      --------   --------  --------  --------  -------
Total from investment operations.....................................    (4.65)      1.93      5.33      5.80     5.38
                                                                      --------   --------  --------  --------  -------
Less distributions:
Dividends from net investment income.................................    (0.21)     (0.23)    (0.25)    (0.30)   (0.33)
Distributions from net realized gains................................    (0.27)     (0.28)    (0.24)    (1.99)   (0.27)
Distributions in excess of net realized gains........................    (0.01)        --        --        --       --
                                                                      --------   --------  --------  --------  -------
Total distributions..................................................    (0.49)     (0.51)    (0.49)    (2.29)   (0.60)
                                                                      --------   --------  --------  --------  -------
Net asset value, end of period....................................... $  25.57   $  30.71  $  29.29  $  24.45  $ 20.94
                                                                      ========   ========  ========  ========  =======
Total return (b).....................................................   (15.30)%     6.74%    22.12%    29.61%   33.97%
                                                                      ========   ========  ========  ========  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................................. $419,631   $504,843  $393,278  $205,660  $88,988
Ratio of operating expenses to average net assets....................     0.51%      0.50%     0.44%     0.39%    0.39%
Ratio of net investment income to average net -assets................     0.76%      0.80%     1.08%     1.38%    1.91%
Portfolio turnover rate..............................................        9%         8%        6%        8%      11%
Ratio of operating expenses to average net assets without fee waivers     0.61%      0.61%     0.60%     0.45%    0.49%


--------------------------------------------------------------------------------

(a)The Munder Index 500 Fund Class A Shares commenced operations on December 9, 1992.

(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

                                                                                     Index 500 Fund (a)
                                                                      ------------------------------------------------
                                                                       Year       Year      Year      Year      Year
                                                                       Ended      Ended     Ended     Ended     Ended
                                                                      6/30/01    6/30/00   6/30/99   6/30/98   6/30/97
                                                                      Class B    Class B   Class B   Class B   Class B
                                                                      --------   --------  --------  --------  -------
Net asset value, beginning of period................................. $  30.71   $  29.32  $  24.48  $  20.94  $ 16.16
                                                                      --------   --------  --------  --------  -------
Income from investment operations:
Net investment income................................................     0.12       0.13      0.16      0.22     0.29
Net realized and unrealized gain/(loss) on investments...............    (4.85)      1.70      5.09      5.50     5.03
                                                                      --------   --------  --------  --------  -------
Total from investment operations.....................................    (4.73)      1.83      5.25      5.72     5.32
                                                                      --------   --------  --------  --------  -------
Less distributions:
Dividends from net investment income.................................    (0.12)     (0.16)    (0.17)    (0.19)   (0.27)
Distributions from net realized gains................................    (0.27)     (0.28)    (0.24)    (1.99)   (0.27)
Distributions in excess of net realized gains........................    (0.01)        --        --        --       --
                                                                      --------   --------  --------  --------  -------
Total distributions..................................................    (0.40)     (0.44)    (0.41)    (2.18)   (0.54)
                                                                      --------   --------  --------  --------  -------
Net asset value, end of period....................................... $  25.58   $  30.71  $  29.32  $  24.48  $ 20.94
                                                                      ========   ========  ========  ========  =======
Total return (b).....................................................   (15.56)%     6.37%    21.71%    29.17%   33.57%
                                                                      ========   ========  ========  ========  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................................. $368,079   $402,570  $305,955  $132,783  $61,738
Ratio of operating expenses to average net assets....................     0.86%      0.85%     0.77%     0.73%    0.74%
Ratio of net investment income to average net -assets................     0.41%      0.45%     0.74%     1.03%    1.56%
Portfolio turnover rate..............................................        9%         8%        6%        8%      11%
Ratio of operating expenses to average net assets without fee waivers     1.36%      1.36%     1.35%     0.80%    0.84%


--------------------------------------------------------------------------------

(a)The Munder Index 500 Fund Class B Shares commenced operations on October 31, 1995.


(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

             More information about the Fund is available free upon request, including the following:

             ANNUAL/SEMI-ANNUAL REPORTS

             You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


             STATEMENT OF ADDITIONAL INFORMATION

             Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).


               To Obtain Information:

               BY TELEPHONE
               Call 1-800-438-5789

               BY MAIL
               Write to:
               The Munder Funds

               c/o PFPC Inc.

               P.O. Box 9701
               Providence, RI 02940-9701

               BY OVERNIGHT DELIVERY TO:
               The Munder Funds

               c/o PFPC Inc.

               4400 Computer Drive
               Westborough, MA 01581

               ON THE INTERNET
               Text-only versions of fund documents can be viewed online or downloaded from:

                   SECURITIES AND EXCHANGE COMMISSION
                   http://www.sec.gov


               You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.



               You may also find more information about the Fund on the Internet at: www.munder.com. This website is not considered part of the prospectus.



             PROINDEXAB1001



             SEC File Number: 811-5899




--------------------------------------------------------------------------------

                                                                      Prospectus

                                                                  CLASS Y SHARES



                                                                October 31, 2001



                                                       The Munder Index 500 Fund




                           As with all mutual funds, the Securities and Exchange
                     Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus.
                                    It is a criminal offense to state otherwise.



--------------------------------------------------------------------------------


        [LOGO] Munder Funds
        Be Focused

TABLE OF CONTENTS


         2  Risk/Return Summary
         2  Goal
         2  Principal Investment Strategies
         2  Principal Risks
         4  Performance
         5  Fees and Expenses

         6  More About The Fund
         6  Principal Investment Strategies and Risks
         6  Other Investment Strategies and Risks
         8  Other Information

         9  Your Investment
         9  How to Reach the Fund
         9  Purchasing Shares
        10  Exchanging Shares
        10  Redeeming Shares
        10  Additional Policies for Purchases, Exchanges and Redemptions
        11  Shareholder Privileges
        11  Other Information

        12  Pricing Of Fund Shares

        12  Distributions

        13  Federal Tax Considerations
        13  Taxes on Distributions
        13  Taxes on Sales or Exchanges
        13  Other Considerations

        14  Management
        14  Investment Advisor
        14  Portfolio Managers

        15  Financial Highlights


Back Cover For Additional Information

RISK/RETURN SUMMARY

--------------------------------------------------------------------------------

This Risk/Return Summary briefly describes the goal and principal investment strategy of the Munder Index 500 Fund and the principal risks of investing in the Fund. For further information on the Fund's principal and other investment strategies and risks, please read the section entitled "More About The Fund."


 Goal

The Fund's goal is to provide performance and income that is comparable to the Standard & Poor's 500 Composite Stock Price Index (S&P 500(R)). The S&P 500(R) is an index of 500 stocks that emphasizes large capitalization companies.

This goal is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval.



 Principal Investment Strategies


The Fund pursues its goal by normally holding a substantial amount of its assets in securities of at least 400 of the stocks in the S&P 500(R).

The Fund is managed through the use of a "quantitative" or "indexing" investment approach and tries to mirror the composition and performance of the S&P 500(R) through statistical procedures. The advisor invests in stocks that are included in the particular index, in approximately the same proportions as they are represented in the index. As a result, the advisor does not use traditional methods of fund investment management, i.e., it does not select stocks on the basis of economic, financial and market analysis.


The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500(R) of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the S&P 500(R).


The Fund may also enter into futures contracts.


 Principal Risks


All investments carry some degree of risk that will affect the value of the Fund's portfolio investments, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following principal investment risks:


 . Stock Market Risk. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.


 . Tracking Risk. Because the Fund pays fees and transaction costs, while the S&P 500(R) does not, the Fund's returns are likely to be lower than those of the S&P 500(R). Tracking variance may also result from share purchases, redemptions and other factors.


 . Indexing Strategy Risk. The Fund will invest in the securities included in the S&P 500(R) regardless of market trends. As a result, the Fund cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large capitalization portion of the U.S. stock market.

 . Foreign Securities Risk. Investments by the Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.



 . Derivatives Risk. The Fund may suffer a loss from its use of futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 Performance


The bar chart and table below give some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns for different calendar periods over the life of the Fund compare to those of a broad based securities market index.


When you consider this information, please remember the Fund's performance in past years is not necessarily an indication of how the Fund will perform in the future.




                                    [CHART]

INDEX 500 FUND CLASS Y

Total Return (%)
(per calendar year)

1992     7.18
1993     9.80
1994     1.00
1995    37.32
1996    22.47
1997    32.84
1998    28.19
1999    20.59

2000    (9.44)

Year-to-date through September 30, 2001: (20.69)%


Best Quarter:  Q4 1998   21.17%
Worst Quarter: Q3 1998 (10.00)%

Average Annual Total Return

(for the periods ended December 31, 2000)


--------------------------------------------------------------------------------

                                       Since
                                     Inception
                      1 Year 5 Years (12/1/91)
                        %       %        %
-----------------------------------------------
Class Y.............. (9.44)  17.89    16.90
S&P 500(R) Index/(1)/ (9.11)  18.32    17.32


--------------------------------------------------------------------------------

(1)Standard & Poor's 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

 Fees and Expenses--Index 500 Fund



The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you.


        Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases........... None
        Maximum Deferred Sales Charge (Load)....................... None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
        Redemption Fees............................................ None
        Exchange Fees.............................................. None


Annual Fund Operating Expenses (expenses that are paid from Fund assets) as a % of net assets
Management Fees............................................... 0.10%
Other Expenses................................................ 0.26%
                                                                           -----
Total Annual Fund Operating Expenses.......................... 0.36%
                                                                           =====


Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $37    $116    $202     $456

MORE ABOUT THE FUND

--------------------------------------------------------------------------------


This section further describes the Fund's principal investment strategy and risks that are summarized above in the section entitled "Risk/Return Summary." The Fund may also use other techniques and invest in other securities and is subject to further restrictions and risks which are described in the Statement of Additional Information.




 Principal Investment Strategies and Risks


Equity Securities. The Fund invests in equity securities which include common stocks, preferred stocks and securities convertible into common stocks.

Derivatives. Derivatives are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts and options.

A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

   Investment Strategy. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use derivatives for hedging purposes, to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends, or to minimize trading costs. The Fund will not use derivatives for speculative purposes.

   The Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

   Special Risks. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
   (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.


 Other Investment Strategies and Risks


Foreign Securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.


   Investment Strategy. The Fund may invest up to 25% of its total assets in foreign securities.

   Special Risks. Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's respective net currency positions may expose it to risks independent of its securities positions.

   A further risk of investing in foreign securities is the risk that the Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Securities Lending. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

   Investment Strategy. The Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Fund's total assets (including the loan collateral).

   Special Risks. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Borrowing and Reverse Repurchase Agreements. Money may be borrowed from banks and reverse repurchase agreements may be entered into with banks and other financial institutions for emergency purposes or redemptions. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

   Investment Strategy. The Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders.

   Special Risks. Borrowings and reverse repurchase agreements by the Fund may involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Other Information

Disclaimers. The Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P(R) Index or any data included therein.

YOUR INVESTMENT

--------------------------------------------------------------------------------


This section describes how to do business with the Fund.



 How to Reach the Fund


By telephone:
           1-800-438-5789
           Call for shareholder services.

By mail:
           The Munder Funds

           c/o PFPC Inc.

           P.O. Box 9701
           Providence, RI 02940

By overnight
delivery:
           The Munder Funds

           c/o PFPC Inc.

           4400 Computer Drive
           Westborough, MA 01581


 Purchasing Shares

Who May Purchase Shares
The following persons may purchase Class Y shares of the Fund:


 .  fiduciary and discretionary accounts of institutions;



 . institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisors, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);


 . directors, trustees, officers and employees of the Munder Funds, the advisor and the Fund's distributor;


 .  the advisor's investment advisory clients; or


 .  family members of employees of the advisor.

The Fund also issues other classes of shares, which have different sales charges, expense levels and performance. Call (800) 438-5789 to obtain more information about the Fund's other classes of shares.

Purchase Price of Shares
Class Y shares of the Fund are sold at the net asset value per share (NAV) next determined after a purchase order is received in proper form.

Broker-dealers or financial advisors (other than the Fund's distributor) may charge you a fee for shares you purchase through them.

Policies for Purchasing Shares

Minimum initial investment
The minimum initial investment by fiduciary and discretionary accounts of institutions and by institutional investors is $500,000. Other investors are not subject to any minimum.

There is no minimum for subsequent investments.

Timing of orders
Purchase orders must be received by the Fund's distributor, transfer agent or authorized dealer before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares

You may purchase Class Y shares through the Fund's transfer agent, through the Fund's distributor or through arrangements with a broker-dealer, financial advisor or other financial institution.


 . Through a Financial Institution. You may purchase shares through a broker-dealer, financial advisor or other financial institution through procedures established with that institution. Confirmations of share purchases will be sent to the institution.


 . By Mail. You may open an account directly through the Fund's transfer agent by completing, signing and mailing an account application form and a check or other negotiable bank draft (payable to The Munder Funds) to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. You can obtain an account application form by calling
   (800) 438-5789. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check to the applicable address listed above. We reserve the right to refuse any payment such as temporary checks, credit cards or third-party checks.

 . By Wire. To open a new account, you should call the Fund at (800) 438-5789 to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the transfer agent at the address provided above. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:

   Boston Safe Deposit and Trust Company
   Boston, MA
   ABA# 011001234
   DDA# 16-798-3
   Account No.:

   You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

 .  You may purchase shares through the Automatic Investment Plan.


 Exchanging Shares

Policies for Exchanging Shares
 . You may exchange your Fund shares for Class Y shares of other Munder Funds based on their relative net asset values.

 . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

 . A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

 . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or the Munder Funds at (800) 438-5789.

 .  Brokers or financial advisors may charge you a fee for handling exchanges.

 . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.


 Redeeming Shares

Redemption Price
We will redeem shares at the NAV next determined after we receive the redemption request in proper form.

Policies for Redeeming Shares
 . Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

 . If we receive a redemption order for the Fund before 4:00 p.m. (Eastern time), we will normally wire payment to the redeeming institution on the next business day.

Methods for Redeeming Shares
 . Redemption requests are effected at the NAV next determined after the transfer agent receives the order in proper form.

 . You may redeem shares of the Fund through your broker-dealer or financial institution.



 Additional Policies for Purchases, Exchanges and Redemptions



 . We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.



 . The Fund reserves the right to reject any purchase order, including exchanges from other Munder Funds.


 . At any time, the Fund may change any of its purchase, redemption or exchange practices, and may suspend the sale of its shares.

 . The Fund may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

 . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

 .  To limit the Fund's expenses, we no longer issue share certificates.



 .  The Fund may temporarily stop redeeming shares if:

   . the NYSE is closed;

   . trading on the NYSE is restricted;

   . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

   . the SEC orders the Fund to suspend redemptions.

 . If accepted by the Fund, investors may purchase shares of the Fund with securities which the Fund may hold. The advisor will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Fund at (800) 438-5789 for more information.

 . The Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

 . We record all telephone calls for your protection and take measures to identify the caller. As long as the Fund's transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Fund, the Fund's distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.




 . We may redeem your account if its value falls below $2,500 upon 30 days' advance written notice.




 . If you purchased shares directly through the Fund's transfer agent, the transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. Confirmations of transactions effected through an institution will be sent to the institution.

 . Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.


 Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in the Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Fund at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

 Other Information


The Fund may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.


The Fund's service providers, or any of their affiliates, may, from time to time, make these types of payments, or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.


Please note that Comerica Bank, an affiliate of the advisor, receives a fee from the Fund for providing shareholder services to its customers who own shares of the Fund.

PRICING OF FUND SHARES

--------------------------------------------------------------------------------



The Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. NAV for Class Y shares is calculated by (1) taking the current value of the Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and
(3) dividing that amount by the total number of shares of that class outstanding.



The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.





If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of the Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for the Fund to fair value the Fund's securities contemplate that the advisor will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund's securities. The determinations of the pricing committee will be reviewed by the Board of Trustees of the Fund at the regularly scheduled quarterly meeting of the Board.



Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).



DISTRIBUTIONS

--------------------------------------------------------------------------------


As a shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Fund pays dividends, if any, quarterly.

The Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as a gain from a sale or exchange of the shares.

The Fund will pay distributions in additional shares of the Fund. If you wish to receive distributions in cash, either indicate this request on your account application form or notify the Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------


Investments in the Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information. You should consult your tax advisor about your own particular tax situation.



 Taxes on Distributions



You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders not subject to tax on their income generally will not be required to pay any tax on distributions.


Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held the Fund shares.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November, or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.



 Taxes on Sales or Exchanges


If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale or an exchange will result in a taxable gain.


 Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

MANAGEMENT

--------------------------------------------------------------------------------


 Investment Advisor


The Fund's investment advisor is Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan. World Asset Management ("World"), a division of MCM, 255 East Brown Street, Birmingham, Michigan, 48009, is responsible for managing the Fund. As of June 30, 2001, MCM and World (a wholly-owned subsidiary as of that date) had approximately $37.8 billion in assets under management, of which $23.1 billion were invested in equity securities, $7.1 billion were invested in money market or other short-term investments, $5.9 billion were invested in other fixed income securities and $1.7 billion were invested in balanced investments.







MCM provides overall investment management for the Fund and is responsible for all purchases and sales of portfolio securities.



During the fiscal year ended June 30, 2001, the Fund paid an advisory fee equal to 0.10% of the average daily net assets of the Fund.



 Portfolio Managers


A team of professional portfolio managers employed by World, a division of MCM, makes investment decisions for the Fund.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help shareholders understand the financial performance of Class Y shares of the Fund for the period of the Class Y shares operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Fund's financial statements, are included in the Fund's annual report, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling (800) 438-5789.


                                                                                     Index 500 Fund (a)
                                                                      ------------------------------------------------
                                                                       Year      Year      Year      Year      Year
                                                                       Ended     Ended     Ended     Ended     Ended
                                                                      6/30/01   6/30/00   6/30/99   6/30/98   6/30/97
                                                                      -------   --------  --------  --------  --------
Net asset value, beginning of period................................. $ 30.76   $  29.33  $  24.48  $  20.97  $  16.17
                                                                      -------   --------  --------  --------  --------
Income from investment operations:
Net investment income................................................    0.35       0.28      0.29      0.34      0.35
Net realized and unrealized gain/(loss) on -investments..............   (4.96)      1.69      5.08      5.49      5.06
                                                                      -------   --------  --------  --------  --------
Total from investment operations.....................................   (4.61)      1.97      5.37      5.83      5.41
                                                                      -------   --------  --------  --------  --------
Less distributions:
Dividends from net investment income.................................   (0.25)     (0.26)    (0.28)    (0.33)    (0.34)
Distributions from net realized gains................................   (0.27)     (0.28)    (0.24)    (1.99)    (0.27)
Distributions in excess of net realized gains........................   (0.01)        --        --        --        --
                                                                      -------   --------  --------  --------  --------
Total distributions..................................................   (0.53)     (0.54)    (0.52)    (2.32)    (0.61)
                                                                      -------   --------  --------  --------  --------
Net asset value, end of period....................................... $ 25.62   $  30.76  $  29.33  $  24.48  $  20.97
                                                                      =======   ========  ========  ========  ========
Total return (b).....................................................  (15.15)%     6.88%    22.30%    29.76%    34.19%
                                                                      =======   ========  ========  ========  ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................................. $93,902   $295,132  $331,755  $320,756  $338,406
Ratio of operating expenses to average net assets....................    0.36%      0.35%     0.30%     0.29%     0.29%
Ratio of net investment income to average net assets.................    0.91%      0.95%     1.23%     1.47%     2.01%
Portfolio turnover rate..............................................       9%         8%        6%        8%       11%
Ratio of operating expenses to average net assets without fee waivers    0.36%      0.36%     0.35%     0.35%     0.39%


--------------------------------------------------------------------------------
(a)The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.

(b)Total return represents aggregate total return for the period indicated.

             More information about the Fund is available free upon request, including the following:

             ANNUAL/SEMI-ANNUAL REPORTS

             You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


             STATEMENT OF ADDITIONAL INFORMATION

             Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).


               To Obtain Information:

               BY TELEPHONE
               Call 1-800-438-5789

               BY MAIL
               Write to:
               The Munder Funds

               c/o PFPC Inc.

               P.O. Box 9701
               Providence, RI 02940-9701

               BY OVERNIGHT DELIVERY TO:
               The Munder Funds

               c/o PFPC Inc.

               4400 Computer Drive
               Westborough, MA 01581

               ON THE INTERNET
               Text-only versions of fund documents can be viewed online or downloaded from:

                   SECURITIES AND EXCHANGE COMMISSION
                   http://www.sec.gov


               You can also obtain copies by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or by sending your request and a duplicating fee to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.



               You may also find more information about the Fund on the Internet at: www.munder.com. This website is not considered part of the prospectus.



             PROINDEXY1001


             SEC File Number: 811-5899



--------------------------------------------------------------------------------

               THE MUNDER FUNDS TRUST, THE MUNDER FUNDS, INC. AND
                       THE MUNDER FRAMLINGTON FUNDS TRUST

Munder Balanced Fund                                                Munder Bio(Tech)/2/ Fund
Munder Bond Fund                                                    Munder Digital Economy Fund
Munder Cash Investment Fund                                         Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund)
Munder Index 500 Fund                                               Munder Future Technology Fund
Munder Intermediate Bond Fund                                       Munder International Bond Fund
Munder International Equity Fund                                    Munder International NetNet Fund
Munder Large-Cap Value Fund (formerly Munder Equity Income Fund)    Munder Micro-Cap Equity Fund
Munder Michigan Tax-Free Bond Fund                                  Munder MidCap Select Fund
Munder Small Company Growth Fund                                    Munder Money Market Fund
Munder Tax-Free Bond Fund                                           Munder Multi-Season Growth Fund
Munder Tax-Free Money Market Fund                                   Munder NetNet Fund
Munder Tax-Free Short-Intermediate Bond Fund                        Munder Power Plus Fund
Munder U.S. Government Income Fund                                  Munder Real Estate Equity Investment Fund
Munder U.S. Treasury Money Market Fund                              Munder Small-Cap Value Fund

Munder Framlington Emerging Markets Fund
Munder Framlington Global Financial Services Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund


                           (collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 31, 2001

         This Statement of Additional Information ("SAI"), which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above. The Munder Funds, Inc. (the "Company") currently offers a selection of fifteen investment portfolios, fourteen of which are described in this SAI; The Munder Funds Trust (the "Trust") currently offers a selection of fourteen investment portfolios, each of which is described in this SAI; and The Munder Framlington Funds Trust ("Framlington") currently offers a selection of four investment portfolios, each of which is described in this SAI. This SAI is not a prospectus, and should be read only in conjunction with the Company's, the Trust's, and Framlington's Prospectuses dated October 31, 2001. The financial statements for the Funds including the notes thereto, dated June 30, 2001, are incorporated by reference into this SAI from the annual reports of the Funds. A copy of each Prospectus or annual report may be obtained free of charge through Funds Distributor, Inc. (the "Distributor"), or by calling the Funds at (800) 438-5789.


         An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
History and General Information ..............................................................................    3
Fund Investments .............................................................................................    4
Risk Factors and Special Considerations -- Index 500 Fund ....................................................   18
Risk Factors and Special Considerations -- Michigan Tax-Free Bond Fund
and Tax-Free Short-Intermediate Bond Fund ....................................................................   20
Investment Limitations .......................................................................................   23
Temporary Defensive Position .................................................................................   28
Management of the Funds ......................................................................................   28
Investment Advisory and Other Service Arrangements ...........................................................   33
Code of Ethics ...............................................................................................   45
Portfolio Transactions .......................................................................................   45
Additional Purchase, Redemption, Exchange and Conversion Information .........................................   47
Net Asset Value ..............................................................................................   49
Performance Information ......................................................................................   51
Taxes ........................................................................................................   57
Additional Information Concerning Shares .....................................................................   63
Other Information ............................................................................................   65
Registration Statement .......................................................................................   91
Financial Statements .........................................................................................   91
Annual Fund Operating Expenses ...............................................................................   91
Appendix A ...................................................................................................  A-1
Appendix B ...................................................................................................  B-1


No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                         HISTORY AND GENERAL INFORMATION

The following Funds are described in this SAI:

The Munder Funds Trust
----------------------
Munder Balanced Fund ("Balanced Fund")
Munder Bond Fund ("Bond Fund")
Munder Cash Investment Fund ("Cash Investment Fund")
Munder Index 500 Fund ("Index 500 Fund")
Munder Intermediate Bond Fund ("Intermediate Bond Fund")
Munder International Equity Fund ("International Equity Fund")

Munder Large-Cap Value Fund (formerly Munder Equity Income Fund) ("Large-Cap Value Fund")
Munder Michigan Tax-Free Bond Fund ("Michigan Tax-Free Bond Fund")
Munder Small Company Growth Fund ("Small Company Growth Fund")
Munder Tax-Free Bond Fund ("Tax-Free Bond Fund")
Munder Tax-Free Money Market Fund ("Tax-Free Money Market Fund")
Munder Tax-Free Short-Intermediate Bond Fund ("Tax-Free Short-Intermediate Bond Fund")
Munder U.S. Government Income Fund ("U.S. Government Income Fund")
Munder U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund")

The Munder Funds, Inc.
----------------------
Munder Bio(Tech)/2/ Fund ("Bio(Tech)/2/ Fund")
Munder Digital Economy Fund ("Digital Economy Fund")
Munder Future Technology Fund ("Future Technology Fund")
Munder International Bond Fund ("International Bond Fund")
Munder International NetNet Fund ("International NetNet Fund")

Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund) ("Large-Cap Growth Fund")
Munder Micro-Cap Equity Fund ("Micro-Cap Equity Fund")
Munder MidCap Select Fund ("MidCap Select Fund")
Munder Money Market Fund ("Money Market Fund")
Munder Multi-Season Growth Fund ("Multi-Season Growth Fund")
Munder NetNet Fund ("NetNet Fund")
Munder Power Plus Fund ("Power Plus Fund")
Munder Real Estate Equity Investment Fund ("Real Estate Equity Investment Fund") Munder Small-Cap Value Fund ("Small-Cap Value Fund")

The Munder Framlington Funds Trust
----------------------------------
Munder Framlington Emerging Markets Fund ("Emerging Markets Fund")
Munder Framlington Global Financial Services Fund ("Global Financial Services Fund")
Munder Framlington Healthcare Fund ("Healthcare Fund")
Munder Framlington International Growth Fund ("International Growth Fund")

         The Company, the Trust and Framlington are each open-end investment management companies. All of the Funds are diversified except for the International Bond Fund, the Michigan Tax-Free Bond Fund, the Tax-Free Short-Intermediate Bond Fund, and the Future Technology Fund.

         The Trust was organized on August 30, 1989 under the name "PDB Fund," which was changed in November 1989 to "Opportunity Funds," in February 1990 to "Ambassador Funds" and in June 1995 to "The Munder Funds Trust." The Tax-Free Short-Intermediate Bond Fund originally commenced operations on February 9, 1987 under the name Tax-Free Intermediate Bond Fund as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador Tax-Free Intermediate Bond Fund. The Company was organized as a Maryland corporation on November 18, 1992. Framlington was organized as a Massachusetts business trust on October 30, 1996.

         The following is the listing of all name changes for Funds of the Company and the Trust: Large-Cap Growth Fund (formerly known as Focus Growth Fund, formerly known as Equity Selection Fund); and MidCap Select Fund (formerly known as Growth Opportunities Fund); Large-Cap Value Fund (formerly known as the Equity Income Fund, formerly known as Growth & Income Fund, formerly Income Stock Fund); Cash Investment Fund (formerly known as the Money Market Fund); U.S. Treasury Money Market Fund (formerly known as U.S. Treasury Growth Stock
Fund); Small Company Growth Fund (formerly known as Small Company Growth Stock
Fund); Index 500 Fund (formerly known as Indexed Stock Fund); International Equity Fund (formerly known as International Stock Fund); U.S. Government Income Fund (formerly known as Income Bond Fund); Tax-Free Short-Intermediate Bond Fund (formerly known as Tax-Free Intermediate Bond Fund); and Michigan Tax-Free Bond Fund (formerly known as Michigan Triple Tax-Free Bond Fund).

         As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management (the "Advisor"), a Delaware general partnership. World Asset Management, a division of the Advisor that was formerly a wholly-owned subsidiary of the Advisor, is responsible for managing the Index 500 Fund and the International Equity Fund. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 94% of the partnership interests in the Advisor.

         Framlington Overseas Investment Management Limited (the "Sub-Advisor") serves as sub-advisor for the Emerging Markets, Global Financial Services, Healthcare and International Growth Funds (the "Framlington Funds"), the International NetNet Fund and the Bio(Tech)/2/ Fund. The Sub-Advisor is a subsidiary of Framlington Group Limited, incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly-owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by HSBC plc, a banking and financial services organization based in the United Kingdom.

         Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

                                FUND INVESTMENTS

         The following supplements the information contained in each Prospectus concerning the investment objectives and policies of the Funds. With the exception of the investment objectives or goals of the Multi-Season Growth Fund, Real Estate Equity Investment Fund and Money Market Fund, each Fund's investment objective or goal is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. The Tax-Free Bond Fund and Tax-Free Money Market Fund each have a fundamental policy to invest at least 80% of its respective assets in municipal obligations bearing tax-exempt interest; all other investment policies, other than those specifically designated as fundamental, are non-fundamental policies and may be changed without the authorization of the holders of a majority of a Fund's outstanding shares. There can be no assurance that a Fund will achieve its objective.

         A description of applicable credit ratings is set forth in Appendix A to this SAI.

         For purposes of this SAI, the Bio(Tech)/2/ Fund, Digital Economy Fund, Future Technology Fund, Global Financial Services Fund, Index 500 Fund, International Equity Fund, International NetNet Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, MidCap Select Fund, Multi-Season Growth Fund, NetNet Fund, Power Plus Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund, Small Company Growth Fund, International Growth Fund, Emerging Markets Fund and Healthcare Fund are referred to as the "Equity Funds"; the Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund are referred to as the "Bond Funds"; the Michigan Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund are referred to as the "Tax-Free Bond Funds" and Cash Investment Fund, Money Market Fund, Tax-Free Money Fund and U.S. Treasury Money Market Fund are referred to as the "Money Market Funds." In addition, references to investment limitations or permissible investments for the Bond Funds or the Equity Funds will also apply to the Balanced Fund.

         Asset-Backed Securities. The Bond Funds may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments that, in the case of mortgages, have maximum maturities of forty years. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         Borrowing. Each of the Funds is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to meet redemption requests. This borrowing may be unsecured. No Fund of the Trust may purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         Additionally, each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by an Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account, cash, U.S. Government securities or other liquid portfolio securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Foreign Securities. Each Equity Fund (except Bio(Tech)/2/ Fund, Global Financial Services Fund, Real Estate Equity Investment Fund, International Equity Fund, International NetNet Fund, International Growth Fund, Emerging Markets Fund and Healthcare Fund), each Bond Fund, the Balanced Fund, the Cash Investment Fund and the Money Market Fund may invest up to 25% of its assets in foreign securities. Each Tax-Free Bond Fund may invest up to 10% of its assets in foreign securities. Under normal market conditions, the International Equity Fund, International Bond Fund and International Growth Fund will each invest at least 80% of its assets in securities of issuers located in at least three countries other than the United States. The Global Financial Services Fund will invest at least 80% of its assets in securities of issuers located in at least three countries, one of which may be the United States. The Emerging Markets Fund will invest at least 80% of its assets in emerging market countries. There is no limit on the Healthcare Fund's, Bio(Tech)/2/ Fund's or Power Plus Fund's investments in foreign securities. The foreign securities in which each of the Future Technology Fund, International NetNet Fund, NetNet Fund and Multi-Season Growth Fund will generally invest are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer.

         The International Bond Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and government agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. Certain European currencies are being converted into the Euro. This conversion, which is under way, is scheduled to be completed in the year 2002.

However, problems with the conversion process and delays could increase volatility in world markets and affect European markets in particular. For the purposes of the 80% minimum with respect to the International Bond Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds."

         Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

         Each of the Advisor and the Sub-Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

         Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Each of the Advisor and the Sub-Advisor, will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         Forward Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Equity Funds (excluding the Real Estate Equity Investment Fund), the Balanced Fund, the Bond Funds and the International Bond Fund are authorized to enter into forward currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time.

         When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the Advisor or the Sub-Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

         Cash or liquid securities equal to the amount of a Fund's assets that could be required to consummate forward currency contracts will be designated on the records of the Funds' custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the designated securities, the designated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund. A forward currency contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

         Futures Contracts and Related Options. The Equity Funds, the Balanced Fund, the Bond Funds, the Tax-Free Bond Funds and the International Bond Fund may purchase and sell futures contracts on interest-bearing securities or securities indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

         Guaranteed Investment Contracts. The Bond Funds, International Bond Fund, Cash Investment Fund and Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Boards of Directors/Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the Fund's limitation of illiquid investments.

         Illiquid Securities. The Equity Funds, Balanced Fund, Tax-Free Bond Funds, International Bond Fund and the Bond Funds may invest up to 15%, and each of the Money Market Funds may invest up to 10%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

         Each Fund (except The U.S. Treasury Money Market Fund) may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor or the Sub-Advisor, as the case may be, will determine the liquidity of such investments pursuant to guidelines established by the Boards of Directors/Trustees. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         Interest Rate Swap Transactions. Each of the Bond Funds and the International Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Funds will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as "counterparties." Certain Federal income tax requirements may, however, limit the Funds' ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Funds will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

         Each of the Funds' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each of the Funds' obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by designating cash, U.S. Government securities or other high-grade liquid securities on the books of the Fund's custodian, to avoid any potential leveraging of a Fund's portfolio.

         The Funds will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO") or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Funds will have contractual remedies pursuant to the agreements related to the transactions.

         The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Funds would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

         For hedging or other purposes, the Funds may invest in investment companies which seek to track the composition and/or performance of specific indexes or portions of specific indexes. Such investment companies may be traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of index-based, exchange traded investment companies include: SPDRs(R), Select Sector SPDRs(R), DIAMONDSSM and NASDAQ 100 Shares.

         Lending of Portfolio Securities. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of 25% of each Fund's, other than the Money Market Fund's, total assets; and 33 1/3% of the Money Market Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Funds due to (i) the inability of the borrower to return securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Advisor or the Sub-Advisor, as the case may be, will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor or the Sub-Advisor has determined are creditworthy under guidelines established by the Boards of Directors/Trustees.

         Lower-Rated Debt Securities. It is expected that each Fund (other than the Money Market Funds and Index 500 Fund) will invest not more than 5% of its total assets in securities that are rated below investment grade by Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), or in comparable unrated securities. The Money Market Funds and the Index 500 Fund may not invest in such securities. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund's portfolio, with a commensurate effect on the value of each of the Fund's shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

         While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

         Money Market Instruments. Each of the Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor or the Sub-Advisor, as the case may be, deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Investments by a Fund in commercial paper will consist of issues rated at the time of purchase A-1 and/or P-1 by S&P or Moody's. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or the Sub-Advisor, as the case may be, at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

         The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Advisor or the Sub-Advisor, as the case may be, deems the investment to involve minimal credit risk.

         Mortgage-Backed Securities. The Bond Funds may purchase mortgage-backed securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. The average life of mortgage-backed securities varies with the maturities of the underlying instruments which in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in the periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-backed security's total return may be difficult to predict precisely. When a Fund purchases mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

         Municipal Obligations. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Company, the Trust nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Tax-Free Bond Funds and the Tax-Free Money Market Fund and the liquidity and value of such Funds. In such an event the Board of Trustees would reevaluate the Fund's investment objective and policies and consider changes in its structure or possible dissolution.

         The Cash Investment Fund and the Money Market Fund each may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. Neither the Cash Investment Fund nor the Money Market Fund expects to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

         Non-Domestic Bank Obligations. Each of the Funds that may invest in foreign securities may invest in non-domestic bank obligations. Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Options. Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short-Intermediate Bond Fund) may write covered call options, buy put options, buy call options and write secured put options. For a detailed description on options, see Appendix B of this SAI.

         Real Estate Securities. The Real Estate Equity Investment Fund may invest without limit in shares of real estate investment trusts ("REITs"). The Equity Funds and the Balanced Fund may also invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity

REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

         In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

         Repurchase Agreements. Each of the Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase the securities at an agreed-upon time and price ("repurchase agreements"). The Advisor or the Sub-Advisor, as the case may be, will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain collateral in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in 397 days or less.

         The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

         Securities subject to repurchase agreements will be held, as applicable, by the Trust's, Framlington's or the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund or the Fund's custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Rights and Warrants. The Equity Funds and the Balanced Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         Short Sales. The Global Financial Services Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may also sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against-the-box." The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealers, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any received by the Fund on such security, the Fund may not have received any payments (including interest) on its collateral deposited with such broker-dealer. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain is limited to the price at which it sold the security short; its potential loss is theoretically unlimited.

         Stand-by Commitments. The Balanced Fund, Cash Investment Fund, Money Market Fund, the Tax-Free Bond Funds and Tax-Free Money Market Fund may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

         The Company and the Trust expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

         The Funds intend to enter into stand-by commitments only with dealers, banks and broker/dealers which, in the Advisor's opinion, present minimal credit risks. The Tax-Free Bond Funds and the Tax-Free Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

         Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than the Tax-Free Short-Intermediate Bond Fund) may purchase and sell stock index futures, options on stock and bond indices and options on stock and bond index futures contracts as a hedge against movements in the equity and bond markets. The Tax-Free Short-Intermediate Bond Fund may purchase and sell bond index futures contracts.

The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

         If the Advisor or the Sub-Advisor, as the case may be, expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor or the Sub-Advisor, as the case may be, expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Funds' portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract or put option.

         The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds (other than Tax-Free Short-Intermediate Bond Fund) may purchase and write call and put options on stock index futures contracts and each such Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

         In connection with transactions in stock or bond index futures, stock or bond index options and options on stock or bond index futures, the Funds will be required to deposit as "initial margin" an amount of cash or short-term U.S. Government securities equal to between 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts.

         Stripped Securities. Certain Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed principal payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Company, the Trust and Framlington are not aware of any binding legislative, judicial or administrative authority on this issue.

         Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

         The U.S. Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by FNMA or FHLMC.

         The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

         Yields on SMBS will be extremely sensitive to the prepayment experience on the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

         The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Boards of Directors/Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share.

         Supranational Bank Obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

         U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. The U.S. Treasury Money Market Fund will purchase obligations issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the

Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

         Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor or the Sub-Advisor, as the case may be, will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

         In determining average weighted portfolio maturity of the Funds, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

         Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

         When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate cash or liquid portfolio securities equal to the amount of the commitment. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it designates portfolio securities to cover such purchase commitments than when it designates cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments, the Advisor or the Sub-Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

         A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., Fitch IBCA, Inc. and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         With respect to each of the Money Market Funds, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, each of Cash Investment Fund and Money Market Fund will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer. Each of The Cash Investment Fund, Money Market Fund and Tax-Free Money Market Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer rated in the highest rating category by an NRSRO for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Boards of Directors/Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

         Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Boards of Directors/Trustees or the Advisor or the Sub-Advisor, as the case may be, pursuant to guidelines established by the Boards, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

            RISK FACTORS AND SPECIAL CONSIDERATIONS -- INDEX 500 FUND

         Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Index 500 Fund are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for the Index 500 Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks included in the S&P 500 Composite Stock Price Index ("S&P 500"), taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

         The Index 500 Fund does not expect to hold at any particular time all of the stocks included in the S&P 500. The Advisor believes, however, that through the application of capitalization weighing and sector balancing techniques it will be able to construct and maintain the Index 500 Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500. The Advisor will compare the industry sector diversification of the stocks the Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in the S&P 500. This comparison is made because the Advisor believes that, unless the Index 500 Fund holds all stocks included in the S&P 500, the selection of stocks for purchase by the Index 500 Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the Index 500 Fund differently than the performance of the S&P 500. Conversely, if smaller companies were not purchased by the Index 500 Fund, the representation of industries included in the S&P 500 that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

         For these reasons, the Advisor will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Index 500 Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the S&P 500. This process continues until the portfolio is fully invested (except for cash holdings).

         Redemptions of a substantial number of shares of the Index 500 Fund could reduce the number of issuers represented in the Index 500 Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500.

         If an issuer drops in ranking, or is eliminated entirely from the S&P 500, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Index 500 Fund. Such sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500, such securities might not be sold. These sales may result in lower prices for the securities than may have been realized or in losses that may not have been incurred if the Advisor was not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500. However, although the Advisor does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Advisor will monitor the Index 500 Fund's investment with a view towards removing stocks of companies which exhibit extreme financial distress or which may impair for any reason the Index 500 Fund's ability to achieve its investment objective.

         The Index 500 Fund will invest primarily in the common stocks that constitute the S&P 500 in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Index 500 Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500, securities that are themselves outside the S&P 500. Such securities will be disposed of by the Index 500 Fund in due course consistent with the Index 500 Fund's investment objective.

         In addition, the Index 500 Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P 500. SPDR holders are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the S&P 500. SPDRs are traded on the American Stock Exchange.

         The Index 500 Fund may also purchase put and call options on the S&P 500 and S&P 100 stock indices, which are traded on national securities exchanges. In addition, the Index 500 Fund may enter into transactions involving futures contracts (and futures options) on these two stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500 pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500 at times when the Index 500 Fund is not fully invested in stocks that are included in the S&P 500. For example, by purchasing a futures contract, the Index 500 Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Index 500 Fund may be able, as an effective matter, to be fully invested in the S&P 500 while keeping a cash reserve to meet potential redemptions. See Appendix B to this SAI.

         Disclaimer. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to trace general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Index 500 Fund. S&P has no obligation to take the needs of the Trust or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, owners of the Index 500 Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

         "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Index 500 Fund.

    RISK FACTORS AND SPECIAL CONSIDERATIONS - MICHIGAN TAX-FREE BOND FUND AND
                      TAX-FREE SHORT-INTERMEDIATE BOND FUND

         The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State"). The Trust has not independently verified this information.

         The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long-term debt for the purpose of making loans to school districts and long-term debt for voter approved purposes. The State's Constitution also directs or restricts the use of certain revenues.

         Expenditures are not permitted by the State Constitution to exceed available revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based.

         The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 55% from the payment of State taxes and 45% from Federal and non-tax revenue sources. Tax revenues credited to the General Fund include portions of collections from the personal income tax, the single business tax, use tax, sales tax and various other taxes.

         The State's Constitution also limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are restricted to a ceiling based upon revenues as a proportion of total personal income for the State. The base year ratio, determined in fiscal year 1978-79, in relation to calendar year 1977 personal income, is 9.49%. Both the constitutional language and implementing statutes provide for other adjustments to the revenue and personal income calculations. If revenues exceed the limit by 1% or more, the amount in excess must be refunded to personal income taxpayers and payers of the State's single business tax. If the limit is exceeded by less than 1%, the excess may be deposited into the State's Budget Stabilization Fund discussed below. The State has estimated that total State revenues subject to the limitation exceed the limit of $23.2 billion by $21.7 million for fiscal year 1998-99, and has transferred such excess to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit in emergency situations, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

         In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund, commonly known as the Budget Stabilization Fund ("BSF"), to accumulate balances during years of significant economic growth for utilization in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. In general, the law requires payments into the BSF when real economic growth exceeds 2% and allows withdrawals from the BSF when real economic growth is less than 0%. Funds may also be withdrawn when the State's unemployment rate exceeds 8% or upon appropriation to finance capital outlay or for other projects, or other purposes designated by the Legislature. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF on September 30, 1996 was $614.5 million, $579.8 million on September 30, 1997, $1,000.5 million on September 30, 1998, $1,222.5 million on September 30, 1999 and $1,264.4 million on September 30, 2000. The balance is net of a reserve for future education funding of $539.1 million on September 30, 1996 and $572.6 million on September 30, 1997.

         In 1999, legislation was passed completely phasing out the single business tax ("SBT"). Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and is to be reduced annually by 0.1% each January 1 until the tax is completely eliminated. The annual reduction does not occur if the BSF balance for the prior fiscal year is $250 million or less. SBT rate reductions will cease until the BSF fiscal year ending balance returns to a level above $250 million. The same legislation also provides single business tax relief for companies that spin off a portion of their business pursuant to a restructuring, specifically defines the tax base of foreign corporations for single business tax purposes and replaces the capital acquisition deduction with an investment tax credit ("ITC"). The ITC became effective on January 1, 2000.

         Property tax and school finance reform measures enacted in 1993 substantially cut local school property taxes and raised additional State revenues to replace most of the property tax cut. A constitutional amendment approved by the voters in March 1994, increased the State sales and use tax from 4% to 6%, limited the ability of local school districts to levy taxes, and limited assessment increases for each parcel of property to the lesser of 5% or the rate of inflation. When property is subsequently sold, its taxable value will revert to the current assessment level of 50% of true cash value. Companion legislation increased the cigarette tax $.25 to $.75 per pack and imposed an additional tax of 16% of the wholesale price on certain other tobacco products, imposed a State real estate transfer tax of 0.75% and a 6-mill State property tax and cut the State's income tax rate from 4.6% to 4.4%. These measures shift significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund these additional State expenses. These new State revenues are included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

         The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under State taxes. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon such fund balance. Although the ultimate disposition and consequences of all of these proceedings are not presently determinable, the Attorney General of the State has indicated in a recent official statement prepared in connection with issuance of general obligation bonds of the State that such ultimate dispositions and consequences of any single proceeding or all legal proceedings collectively should not themselves, except as listed below, have a material adverse effect on the security for such bonds; provided, however, that no opinion is expressed with respect to the ultimate disposition and consequences of any litigation in combination with any State revenue loss, the implementation of any tax reduction proposal or the failure of the State to realize any budget assumption.

         On November 24, 1999, the Michigan Court of Claims in Jefferson Smurfit Corporation v. State of Michigan, File No. 98-17140-CM, ruled that the site-based capital acquisition deduction in Michigan's single business tax act is unconstitutional. According to the Michigan Department of Treasury, the potential financial impact of this decision is uncertain. The State has appealed the decision to the Michigan Court of Appeals.

         On August 22, 1994, the Ingham Circuit and Probate Courts, together with the 55/th/ District Court, filed suits in the Court of Claims and Ingham County Circuit Court against the State of Michigan and Ingham County for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County's reimbursement under the court funding statute. These cases have been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10/th/ Judicial Circuit, et al v. State of Michigan, et al. Plaintiffs assert that the amount in controversy exceeds $5 million dollars. The case is currently pending final class certification.

         On November 15, 2000, more than 365 Michigan school districts and individuals filed two suits in the Michigan Court of Appeals. The first suit, Durant, et al. v. State, et al. ("Durant III") asserts that the current school aid appropriation act, 2000 PA 297, violates the Headlee Amendment, because it allegedly transfers per pupil revenue guaranteed to school districts under Const 1963 Article 9, (S)11 for unrestricted school operating purposes, in order to satisfy the State's independent funding obligation to those school districts under Article 9, (S)29. The plaintiffs in Durant III are seeking a monetary remedy, including approximately $1.7 billion for the 1999-00 through 2002-03 school years for the State's alleged underfunding of special education programs and services, inclusive of special education transportation services. The Durant III plaintiffs are also requesting a declaratory judgment that the State, through 2000 PA 297, is violating Article 9, (S)11 and Article 9, (S)29. The Durant III plaintiffs further seek orders declaring that the State has failed through 2000 PA 297 to meet its constitutional duty to fund services and activities provided by the plaintiff school districts during school years 1999-00 through 2002-03 in the same proportion by which they were funded when the Headlee Amendment became effective, and that the State has reduced the State financed proportion of necessary costs incurred by the plaintiff school districts for special education services for the 1999-00 through 2002-03 school years below that provided by the State when the Headlee Amendment became effective. The Durant III plaintiffs also seek an injunction permanently enjoining the State from making any future reductions below the levels of funding provided when the Headlee Amendment became effective to pay for the cost of the activities and services required of them by State law. They also seek attorneys fees and costs of litigation.

         The second suit, Adair, et al. v. State et al. ("Adair"), asserts that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Headlee Amendment. The Adair plaintiffs are seeking an unspecified money judgment equal to the reduction in the State financed proportion of necessary costs incurred by the plaintiff school districts for each school year from 1997-98 through the date of any judgment and for attorneys fees and litigation costs. The Adair plaintiffs also seek a declaratory judgment that the State has failed to meet its funding responsibility under the Headlee Amendment to provide the plaintiff school districts with revenues sufficient to pay for the necessary increased costs for activities and services first required by State law after December 23, 1978 and to pay for increases in the level of required activities and services beyond that which was required by State law as of December 23, 1978.

         On January 2, 2001, plaintiffs filed a first amended complaint in both Durant III and Adair increasing the number of school district plaintiffs to 433. On February 22, 2001, plaintiffs filed a second amended complaint in Durant III increasing the number of school district plaintiffs to 457.

         The ultimate disposition of the legal proceedings described above is not presently determinable.

         The principal sectors of Michigan's diversified economy are the manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The health of the State's economy, and in particular its durable goods manufacturing industries, is susceptible to a long-term increase in the cost of energy and energy related products. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industries accounted for 33% of the State's work force. By 1998, this figure had fallen to the current figure of 14.4%. Although manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy, approximately 65% of the civilian labor force is currently engaged in service related employment.

         As of the date of this SAI, the State's general obligation bonds have been rated "AAA/A-1+" by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), "Aaa/VMIG-1" by Moody's Investors Service, Inc. ("Moody's"), and "AA+/F1+" by Fitch ICBA ("Fitch"). In September, 2000, the State received an upgrade from S&P from its prior rating of "AA+". In October, 2000, the State received an upgrade from Moody's from its prior rating of "Aa1". The State received an upgrade from Fitch from its prior rating of "AA" in April 1998. Such ratings are in each case based upon certain information and materials concerning the Bonds and the State furnished by the State to such rating agencies. Any explanation of the significance of such ratings may be obtained only from the rating agencies furnishing the same. There is no assurance that such ratings will prevail for any given period of time or that they will not be revised downward or withdrawn entirely by any or all of such rating agencies if, in the judgment of any or all of them, circumstances so warrant. Any such downward revision or withdrawal of such ratings, or any or all of them, may have an adverse effect on the market price of the Bonds. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue of general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

                             INVESTMENT LIMITATIONS

         Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Other Information-Shareholder Approvals").

         No Fund of the Trust may:

         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of a Fund's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that
              (a) with respect to each Fund, other than the Michigan Tax-Free Bond Fund and the Tax-Free Short-Intermediate Bond Fund, up to 25% of the value of the Fund's total assets (taken at current value) may be invested without regard to these limitations and
              (b) with respect to the Michigan Tax-Free Bond Fund and the Tax-Free Short-Intermediate Bond Fund, up to 50% of the value of the Fund's total assets may be invested without regard to these limitations so long as no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of a Fund's total assets;

          2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowing from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation;

          3. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in investment limitation 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clause (i) and, with respect to the Money Market Funds, clause (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

          4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

          5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

          6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;

          7. Write or sell put options, call options, straddles, spreads, or any combination thereof except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that each Equity and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies. Notwithstanding the above, the Tax-Free Short-Intermediate Bond Fund may not write or purchase options, including puts, calls, straddles, spreads, or any combination thereof;

          8. Purchase securities of companies for the purpose of exercising control;

          9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

          10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that each Equity Fund and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies; or

          11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment objective and policies.

          In addition, the Tax-Free Short-Intermediate Bond Fund may not:

          1. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or its Advisor who own beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

          2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation; or

          3. Participate on a joint or joint and several basis in any securities trading account.

          No Fund of Framlington may:

          1. Purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the assets of a Fund may be invested without regard to this 5% limitation;

          2. Invest 25% or more of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry (except that the Healthcare Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries and the Global Financial Services Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in the financial services industry);

          3. Borrow money or enter into reverse repurchase agreements except that a Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

          4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

          5. Make loans of securities to other persons in excess of 25% of a Fund's total assets; provided a Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

          6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

          7. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

          8. Purchase securities on margin, or make short sales of securities (except that the Global Financial Services Fund may make short sales of securities), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in options, futures and options of futures;

     9.   Make investments for the purpose of exercising control or management;

     10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by a Fund's Prospectus; or

     11.  Issue senior securities, except as permitted by the 1940 Act.

     Additional investment restrictions adopted by each Fund of Framlington which may be changed by the Board of Trustees, provide that each Fund may not:

     1.   Invest more than 15% of its net assets in illiquid securities;

     2. Own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer; or

     3. Invest in other investment companies except as permitted under the 1940 Act.

     No Fund of the Company may:

     1. Invest more than 25% of its total assets in any one industry (i) provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries; (ii) except that the Real Estate Equity Investment Fund will invest more than 25% of its assets in securities of issuers in the real estate industry; (iii) except that the NetNet Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or Intranet related businesses; (iv) provided that with respect to the Focus Growth Fund, utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; (v) except that the Future Technology Fund will invest more than 25% of its total assets in the technology industry; (vi) except that the International NetNet Fund will invest more than 25% of its assets in securities of foreign companies engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing of products, processes or services for use with the Internet or Intranet related businesses; (vii) except that the Bio(Tech)2 Fund will invest more than 25% of its assets in securities of companies dedicated to biotechnological solutions for the healthcare and medical fields; and (viii) except that the Power Plus Fund will invest more than 25% of its assets in securities of companies that are primarily engaged in non-regulated energy and power activities;

     2. (For each Fund except the International Bond Fund and the Future Technology Fund) with respect to 75% of a Fund's assets, invest more than 5% of a Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. Borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

     5. Make loans of securities to other persons in excess of 25% of a Fund's total assets and 33 1/3% of the Money Market Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;


     7. (For each Fund except the Real Estate Equity Investment Fund) purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. The Real Estate Equity Investment Fund may not buy or sell real estate; however, this prohibition does not apply to the purchase or sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate,
          (iii) securities of companies operating in the real estate industry including real estate investment trusts, and (iv) the holding and sale of real estate acquired as a result of the ownership of securities;


     8. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds (with the exception of the Money Market Fund) may make margin deposits in connection with transactions in options, futures and options on futures;

     9.   Make investments for the purpose of exercising control or management;
          or

     10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Future Technology, MidCap Select, Multi-Season, NetNet, Real Estate, Value and International Bond Funds of forward currency contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund's prospectus.

     Additional investment restrictions adopted by each Fund of the Company, which may be changed by the Board of Directors, provide that each Fund may not:

     1. Invest more than 15% of its net assets (10% of net assets for the Money Market Fund) (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions and (in the case of International Bond Fund only) which are not otherwise marketable;

     2. (For each Fund except the International Bond Fund and the Future Technology Fund) own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer;

     3. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases); or

     4. Invest in other investment companies except as permitted under the 1940 Act.

     In addition, the International Bond Fund and the Future Technology Fund may not with respect to 50% of each Fund's assets, invest more than 5% of each Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, at the close of each quarter of its taxable year.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                          TEMPORARY DEFENSIVE POSITION


         During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund (other than the Index 500 Fund and the Money Market Funds) may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                             MANAGEMENT OF THE FUNDS

                        TRUSTEES, DIRECTORS AND OFFICERS

         The trustees, directors and executive officers of the Trust, Framlington and the Company, and their business addresses, ages, and principal occupations during the past five years are as set forth below. An asterisk (*) indicates a trustee/director who may be deemed to be an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust, Framlington and the Company.


------------------------------------------------------------------------------------------------------------------------
                                    Positions with Trust,            Principal Occupation(s)
Name, Address and Age               Company and Framlington*         During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott                  Trustee/Director and             Senior Advisor to the President, Western Michigan
1024 Essex Cir.                     Chairman of the Board of         University (July 1995 through December 1998).
Kalamazoo, MI 49008                 Trustees and Directors           Director, Steelcase Financial Corporation (since
Age 69.                                                              1998).

------------------------------------------------------------------------------------------------------------------------
John Rakolta, Jr.                   Trustee/Director and Vice        Chairman and Chief Executive Officer, Walbridge
1876 Rathmor                        Chairman of the Boards of        Aldinger Company (construction company) (1991 to
Bloomfield Hills, MI 48304          Trustees and Directors           present).
Age 54.

------------------------------------------------------------------------------------------------------------------------
David J. Brophy                     Trustee/Director                 Professor, University of Michigan (since August
1025 Martin Pl.                                                      1966).  Director, River Place Financial Corporation
Ann Arbor, MI 48104                                                  (since 1982).
Age 65.

------------------------------------------------------------------------------------------------------------------------
Dr. Joseph E. Champagne             Trustee/Director                 Vice President, Macomb College (since 2001); Dean,
319 East Snell Rd.                                                   Macomb College (since September 1997); Corporate
Rochester, MI 48306                                                  and Executive Consultant (since September 1993).
Age 63.                                                              Chairman of Board of Directors, Ross Controls of
                                                                     Troy, Michigan (manufacturing and engineering
                                                                     corporation).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                    Positions with Trust,            Principal Occupation(s)
Name, Address and Age               Company and Framlington+         During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Thomas D. Eckert                    Trustee/Director                 President and Chief Executive Officer, Capital
10726 Falls Pointe Dr.                                               Automotive REIT (real estate investment trust
Great Falls, VA 22066                                                specializing in retail automotive properties)
Age 53.                                                              (since November 1997); President, Mid-Atlantic
                                                                     Region of Pulte Home Corporation (developer of
                                                                     residential land and construction of housing units)
                                                                     (1983 to 1997).  Director, Capital Automotive REIT
                                                                     (real estate investment trust specializing in
                                                                     retail automotive properties).

--------------------------------------------------------------------------------------------------------------------------
Dr. Arthur T. Porter                Trustee/Director                 President and Chief Executive Officer of the
3663 Woodward Ave.                                                   Detroit Medical Center (May 1999 to present);
Suite 200                                                            Executive Vice President and Chief Operating
Detroit, MI 48201                                                    Officer of Detroit Medical Center (February 1999 to
Age 45.                                                              May 1999); Professor with Tenure and Chairman of
                                                                     Radiation Oncology of Wayne State University School
                                                                     of Medicine (1991 to 1999); Radiation Oncologist in
                                                                     Chief of Detroit Medical Center (1991 to 1999);
                                                                     President and Chief Executive Officer of Radiation
                                                                     Oncology Research and Development Center (1991 to
                                                                     1999); Chief, Gershenson Radiation Oncology
                                                                     Center-Harbor Hospital (1991 to 1999). Chairman of
                                                                     the Board of Chancellors of the American College of
                                                                     Radiation Oncology; Director, Board of Scientific
                                                                     Counselors of National Cancer Institute (USA);
                                                                     Director, Detroit Economic Club.

--------------------------------------------------------------------------------------------------------------------------
Michael T. Monahan                  Trustee/Director                 President of Monahan Enterprises, LLC (consulting
3707 W. Maple Rd.                                                    company) (June 1999 to present); Chairman of the
Suite 102                                                            Advisor (January 2000 to December 2000); Chief
Bloomfield Hills, MI 48301                                           Executive Officer of the Advisor (October 1999 to
Age 62.                                                              December 1999); President of Comerica Incorporated
                                                                     (February 1992 to June 1999); President of Comerica
                                                                     Bank (February 1992 to June 1999). Director,
                                                                     Framlington Group plc (December 1999 to present);
                                                                     Director, Hertz Corporation; Director, Jacobson
                                                                     Stores, Inc.

--------------------------------------------------------------------------------------------------------------------------
James C. Robinson                   President                        Chief Executive Officer of the Advisor (January
480 Pierce St.                                                       2000 to present) Executive Vice President of the
Suite 300                                                            Advisor (February 1998 to December 1999); Chief
Birmingham, MI 48009                                                 Investment Officer/Fixed Income of the Advisor
Age 40.                                                              (January 1995 to December 1999).

--------------------------------------------------------------------------------------------------------------------------
Stephen J. Shenkenberg              Vice President and Secretary     General Counsel to the Advisor (July 2000 to
480 Pierce St.                                                       present); Deputy General Counsel of Strong Capital
Suite 300                                                            Management, Inc. (November 1996 to July 2000);
Birmingham, MI 48009                                                 Associate Counsel of Strong Capital Management,
Age 43.                                                              Inc. (December 1992 to November 1996).

--------------------------------------------------------------------------------------------------------------------------
                                    Positions with Trust,            Principal Occupation(s)
Name, Address and Age               Company and Framlington+         During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Elyse G. Essick                     Vice President                   Vice President and Director of Communications and
480 Pierce St.                                                       Client Services of the Advisor (since January
Suite 300                                                            1995).
Birmingham, MI 48009
Age 43.

--------------------------------------------------------------------------------------------------------------------------
Peter K. Hoglund                    Vice President                   Chief Administration Officer of the Advisor (May
480 Pierce St.                                                       2000 to present); Associate of Heartland Industrial
Suite 300                                                            Partners, a private equity group (October 1999 to
Birmingham, MI 48009                                                 May 2000); Sr. Portfolio Manager of the Advisor
Age 35.                                                              (January 1995 to October 1999).

--------------------------------------------------------------------------------------------------------------------------
Cherie Ugorowski                    Treasurer                        Controller of the Advisor (June 2001 to present);
480 Pierce St.                                                       External Reporting Manager, Corporate Consolidation
Suite 300                                                            & Income Tax Accounting, DaimlerChrysler
Birmingham, MI 48009                                                 Corporation (June 2000 to June 2001); External
Age 32.                                                              Reporting Specialist, DaimlerChrysler Corporation
                                                                     (September 1999 to June 2000); Manager, Audit and
                                                                     Business Advisory Practice, Arthur Andersen LLP (May
                                                                     1995 to September 1999).

--------------------------------------------------------------------------------------------------------------------------
David Rumph                         Assistant Treasurer              Analyst of the Advisor (May 2001 to present);
480 Pierce St.                                                       Analyst, Controller's Group, Delphi Automotive
Suite 300                                                            Corp. (June 1999 to April 2001); Manager, Mutual
Birmingham, MI 48009                                                 Fund Operations, First Chicago NBD Bank's Pegasus
Age 29.                                                              Funds (May 1997 to May 1999); Audit Senior, Arthur
                                                                     Andersen LLP (September 1993 to April 1997).

--------------------------------------------------------------------------------------------------------------------------
Bradford E. Smith                   Assistant Treasurer              Manager of Mutual Fund Operations of the Advisor
480 Pierce St.                                                       (March 2000 to present); Administrator of Mutual
Suite 300                                                            Fund Operations of the Advisor (August 1999 to
Birmingham, MI 48009                                                 February 2000); Assistant Vice President, Madison
Age 29.                                                              Mosaic, LLC (advisor to the Mosaic Funds)
                                                                     (September 1998 to July 1999); Assistant Director of
                                                                     Shareholder Service, Madison Mosaic, LLC (April
                                                                     1997 to August 1998); Cash Manager, GIT Funds (n.k.a.
                                                                     Mosaic Funds); (June 1996 to March 1997).

--------------------------------------------------------------------------------------------------------------------------
Melanie Mayo West                   Assistant Secretary              Associate General Counsel of the Advisor (November
480 Pierce St.                                                       2000 to present); Associate, Dykema Gossett PLLC
Suite 300                                                            (August 1998 to November 2000); Associate, Hertz,
Birmingham, MI 48009                                                 Schram & Saretsky, P.C. (March 1998 to August
Age 34.                                                              1998); Associate, Howard & Howard Attorneys, P.C.
                                                                     (May 1995 to March 1998).

--------------------------------------------------------------------------------------------------------------------------
                                    Positions with Trust,            Principal Occupation(s)
Name, Address and Age               Company and Framlington+         During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Mary Ann Shumaker                   Assistant Secretary              Associate General Counsel of the Advisor (since
480 Pierce St.                                                       July 1997); Associate, Miro Weiner & Kramer (law
Suite 300                                                            firm) (1991 to 1997).
Birmingham, MI 48009
Age 47.

--------------------------------------------------------------------------------------------------------------------------

________

+ Individual holds the same position with St. Clair Funds, Inc. ("St. Clair") and Munder @Vantage Fund ("@Vantage"), each a registered investment company.

     Trustees of the Trust and Framlington who are not employees of the Advisor or any of its affiliates and Directors of the Company and St. Clair who are not employees of the Advisor or any of its affiliates receive an aggregate fee from the Trust, Framlington, the Company and St. Clair for service on those organizations' respective Boards, comprised of an annual retainer fee of $35,000 ($55,000 for the Chairman) and a fee of $3,500 for each Board meeting attended. Trustees of @Vantage who are not employees of the Advisor or any of its affiliates receive an annual retainer fee of $5,000 and a fee of $500 for each meeting attended. Board members who are members of the Audit Committee, Board Process and Compliance Committee, and/or Nominating Committee also receive a retainer and a fee for each meeting of the committee attended. Trustees and Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The Boards of Directors/Trustees of the Company, the Trust, Framlington and St. Clair adopted a deferred compensation plan (the "Plan") on August 14, 2001. The Plan permits each director/trustee who receives compensation from the Funds of the Company, the Trust, Framlington and St. Clair to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each director/trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the director/trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring director/trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligations of the Company, the Trust, Framlington and St. Clair to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A director/trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the director/trustee (up to 10 years). If a director/trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

     The following table summarizes the compensation paid by the Trust, Framlington, the Company, St. Clair and @Vantage to their respective Directors/Trustees for the fiscal year ended June 30, 2001. Dr. Porter began receiving compensation as of February 25, 2001 when he became a Director/Trustee. Mr. Monahan began receiving compensation as of January 1, 2001, prior to which he was not employed by the Advisor.

-----------------------------------------------------------------------------------------------------------------------------------
                                      Aggregate Compensation from
                                                                                              Pension
                                                                                              Retirement
                                                                                              Benefits      Estimated
                                                                                              Accrued as    Annual       Total
                                                                                              Part of       Benefits     from the
                          Company       Trust         Framlington   St. Clair   @Vantage      Fund          upon         Fund
                          (15 funds)    (14 funds)    (4 funds)     (6 funds)   (1 fund)      Expenses      Retirement   Complex
-----------------------------------------------------------------------------------------------------------------------------------
Charles W. Elliott        $  39,861.63  $  22,128.03  $   3,276.68  $ 3,108.66  $     7,000        None          None    $  75,375
-----------------------------------------------------------------------------------------------------------------------------------
John Rakolta, Jr.         $  37,019.59  $  20,550.34  $   3,043.05  $ 2,887.02  $     7,000        None          None    $  70,500
-----------------------------------------------------------------------------------------------------------------------------------
David J. Brophy           $  39,205.78  $ 21,7963.95  $   3,222.76  $ 3,057.51  $     7,000        None          None    $  74,250
-----------------------------------------------------------------------------------------------------------------------------------
Joseph E. Champagne       $  38,039.81  $  21,116.69  $   3,126.92  $ 2,966.58  $     7,000        None          None    $  72,250

----------------------------------------------------------------------------------------------------------------------------------
Thomas D. Eckert          $  40,808.99  $  22,653.92  $  3,354.55   $ 3,182.54  $      7,000        None          None   $  77,000
-----------------------------------------------------------------------------------------------------------------------------------
Michael T. Monahan        $   8,599.03  $   4,733.51  $    706.85   $   670.61  $   1,750.00        None          None   $  16,500
-----------------------------------------------------------------------------------------------------------------------------------
Arthur T. Porter          $  15,740.61  $   8,737.94  $  1,293.90   $ 1,227.55  $   6,500.00        None          None   $  33,500
-----------------------------------------------------------------------------------------------------------------------------------

     As of September 30, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of all classes of outstanding shares of the Funds of the Trust except the Tax-Free Money Market Fund in which the Directors and officers, as a group owned 6.53% of Class A shares, and the Trustees and officers of Framlington, as a group, owned less than 1% of all classes of outstanding shares of the Funds of Framlington except the Emerging Markets Fund and the Healthcare Fund in which Trustees and officers, as a group, owned 1.41% and 3.46% of Class Y shares these Funds, respectively, and the Directors and officers of the Company, as a group, owned less than 1% of all classes of outstanding shares of the Funds of the Company except the Biotech Fund, the Digital Economy Fund, Future Technology Fund, the International NetNet Fund, the Micro-Cap Fund, the Money Market Fund and the NetNet Fund in which the Directors and officers, as a group, owned 3.52%, 23.85%, 2.68%, 5.10%, 2.50%, 2.42% and
7.20% of Class Y shares of these Funds, respectively.

     James C. Robinson is administrator of a pension plan for employees of Munder Capital Management, which as of September 29, 2001, owned 9,675.22 Class Y shares of the Emerging Markets Fund, 13,110.06 Class Y shares of the International Growth Fund, 12,576.00 Class Y shares of the International Equity Fund, 30,737.54 Class Y shares of the Large-Cap Value Fund, 16,129.03 Class Y shares of the MidCap Select Fund, 38,867.25 Class Y shares of the Multi-Season Growth Fund, 20,218.97 Class Y shares of the Real Estate Fund, 13,951.81 Class Y shares of the Small-Cap Value Fund, 10,604.20 Class Y shares of the Small Company Growth Fund, which represented less than 1% of the outstanding Class Y Shares of these Funds. As of the same date, the pension plan owned 6,932.62 Class Y shares of the Healthcare Fund, 19,458.41 Class Y shares of the Focus Growth Fund and 49,194.97 Class Y shares of the Index 500 Fund and which represented 1.85%, 1.14% and 1.38%, respectively, of the outstanding Class Y shares of these Funds.

     The initial sales charge on Class A shares of the Funds of the Company, the Trust and Framlington will be waived for full-time employees and retired employees of the Advisor and individuals with an investment account or relationship with the Advisor.

     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust's and Framlington's Declaration of Trust, as amended, each provide that shareholders shall not be subject to any personal liability in connection with the assets of the Trust or Framlington for the acts or obligations of the Trust or Framlington, and that every note, bond, contract, order or other undertaking made by the Trust or Framlington shall contain a provision to the effect that the shareholders are not personally liable thereunder. Each Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. Each Declaration of Trust, as amended, also provides that the Trust and Framlington shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust or Framlington, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or Framlington itself would be unable to meet its obligations.

     Each Declaration of Trust, as amended, further provides that all persons having any claim against the Trustees, the Trust or Framlington shall look solely to the trust property for payment; that no Trustee of the Trust or Framlington shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust or Framlington; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, each Declaration of Trust, as amended, provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust and Framlington to the same extent that Trustees are entitled to indemnification.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

     Investment Advisor and Sub-Advisor. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The Advisor replaced Woodbridge Capital Management, Inc. ("Woodbridge") as investment advisor to the investment portfolios of the Trust and replaced Munder Capital Management, Inc. as the investment advisor to the investment portfolios of the Company on January 31, 1995, upon the closing agreement (the "Joint Venture Agreement") among Old MCM, Inc., Comerica, Woodbridge and WAM, pursuant to which Old MCM, Inc. contributed its investment advisory business and Comerica contributed the investment advisor business of its indirect subsidiaries, Woodbridge and World Asset Management, to the Advisor. The Advisor replaced World Asset Management L.L.C. ("World") as investment advisor to the Index 500 Fund and the International Equity Fund on October 15, 2001, following the merger of World, formerly a wholly-owned subsidiary of the Advisor, into the Advisor. World Asset Management, a division of the Advisor will be responsible for managing these Funds. The general partners of the Advisor are WAM, WAM II and Munder Group LLC. WAM and WAM II are indirectly wholly-owned subsidiaries of Comerica Bank - Michigan, which, in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

     The Funds have entered into Investment Advisory Agreements (the "Advisory Agreements") with the Advisor that have been approved by the Boards of Directors/Trustees and by the shareholders.

     Under the terms of the Advisory Agreements, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Boards of Directors/Trustees. Under the terms of the Advisory Agreement between the Advisor and Framlington and the Advisor and the Company, the Advisor furnishes overall investment management for the Framlington Funds, the International NetNet Fund and Bio(Tech)/2/ Fund, provides research and credit analysis, oversees the purchase and sale of portfolio securities by the Sub-Advisor, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Directors/Trustees as requested.

     The Advisory Agreements will continue in effect for a period of two years from their effective dates. If not sooner terminated, each Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Boards of Directors/Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Boards of Directors/Trustees. Each Advisory Agreement is terminable with respect to a Fund by vote of the Boards of Directors/Trustees, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Trust, Framlington or the Company, as applicable. Each Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     The Sub-Advisor is a subsidiary of Framlington Group Limited, which is incorporated in England and Wales and, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by HSBC Holdings plc, a banking and financial services organization based in the United Kingdom.

     The Framlington Funds, the International NetNet Fund and Bio(Tech)/2/ Fund have entered into a Sub-Advisory Agreement with the Advisor and the Sub-Advisor which has been approved by the shareholders of these Funds. Under the terms of the Sub-Advisory Agreement, the Sub-Advisor provides sub-advisory services to the Framlington Funds, the International NetNet Fund and Bio(Tech)/2/ Fund. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Fund's portfolio, including decisions regarding purchases and sales of portfolio securities by the Framlington Funds, the International NetNet Fund and Bio(Tech)/2/ Fund. The

Sub-Advisor is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

     The Sub-Advisory Agreement, with respect to each Fund, will continue in effect with respect to each Fund for a period of two years from its effective date. If not sooner terminated, the Sub-Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors/Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Board of Directors/Trustees. The Sub-Advisory Agreement is terminable by vote of the Board of Directors/Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days' written notice to the Sub-Advisor, or by the Advisor on 90 days' written notice to the Sub-Advisor. The Sub-Advisor may also terminate its sub-advisory relationship with a Fund without penalty on 90 days' written notice to Framlington. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     For the advisory services provided and expenses assumed by it, the Advisor has agreed to an annual fee from each Fund computed daily and payable monthly at the rates set forth below:

1.25% of average daily net assets

     .    Emerging Markets Fund
     .    International NetNet Fund
     .    Bio(Tech)/2/ Fund

1.00% of the first $250 million of average daily net assets and 0.75% of average daily net assets in excess of $250 million

     .    International Growth Fund
     .    Healthcare Fund

1.00% of average daily net assets

     .    Micro-Cap Equity Fund

1.00% of the first $4 billion of average daily net assets; 0.95% of average daily net assets from $4 billion to $5 billion; and 0.90% of average daily net assets in excess of $5 billion
     .    Future Technology Fund
     .    NetNet Fund

0.75% of average daily net assets

     .    Digital Economy Fund
     .    Global Financial Services Fund
     .    Large-Cap Growth Fund
     .    Large-Cap Value Fund
     .    MidCap Select Fund
     .    International Equity Fund
     .    Power Plus Fund
     .    Small-Cap Value Fund
     .    Small Company Growth Fund
     .    Multi-Season Growth Fund

0.74% of average daily net assets

     .    Real Estate Equity Investment Fund

0.65% of average daily net assets

     .    Balanced Fund

0.50% of average daily net assets
     .    Bond Fund
     .    Intermediate Bond Fund
     .    International Bond Fund
     .    U.S. Government Income Fund
     .    Michigan Tax-Free Bond Fund
     .    Tax-Free Bond Fund
     .    Tax-Free Short-Intermediate Bond Fund

0.40% of average daily net assets

     .    Money Market Fund

0.35% of average daily net assets

     .    Cash Investment Fund
     .    Tax-Free Money Market Fund
     .    U.S. Treasury Money Market Fund


0.20% of the first $250 million of average daily net assets;
0.12% of the next $250 million of average daily net assets and 0.07% of average daily net assets in excess of $500 million

     .    Index 500 Fund

         The Advisor expects to voluntarily reimburse expenses during the current fiscal year with respect to International Growth Fund, Emerging Markets Fund and Healthcare Fund. The Advisor may discontinue such expense reimbursements at any time, in its sole discretion.


         The Advisor pays the Sub-Advisor an annual fee payable on a monthly basis as follows:

0.625% of average daily net assets

     .    Emerging Markets Fund

     .    International NetNet Fund

     .    Bio(Tech)/2/ Fund


0.50% of the first $250 million of average daily net assets and

0.375% of average daily net assets in excess of $250 million

     .    International Growth Fund
     .    Healthcare Fund



0.375% of average daily net assets

     .    Global Financial Services Fund

          The advisory fees for the Funds of the Trust, the Company and Framlington for the last three fiscal years are set forth below.

--------------------------------------------------------------------------------------------------------------------------------
                                  Fiscal year ended              Fiscal year ended               Fiscal year ended
                                  June 30, 1999                  June 30, 2000                   June 30, 2001
                                                 Advisory Fees                  Advisory Fees                   Advisory Fees
                                  Advisory       Waived/         Advisory       Waived/          Advisory       Waived/
                                  Fees           Reimbursed      Fees           Reimbursed (if   Fees           Reimbursed (if
                                  Received       (if any)        Received       any)             Received       any)
--------------------------------------------------------------------------------------------------------------------------------
Funds of the Trust

--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                     $417,501                --     $260,611                --      $587,199                  --
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                         $1,323,141              --     $1,077,348              --      $852,886                  --
--------------------------------------------------------------------------------------------------------------------------------
Cash Investment Fund              $4,450,033              --     $4,653,012              --      $3,911,444                --
--------------------------------------------------------------------------------------------------------------------------------


                                 Fiscal year                      Fiscal year                    Fiscal year
                                 ended June                       ended June                     ended June
                                 30, 1999                         30, 2000                       30, 2001
                                                  Advisory Fees                 Advisory Fees                   Advisory Fees
                                 Advisory         Waived/         Advisory      Waived/          Advisory       Waived/
                                 Fees             Reimbursed      Fees          Reimbursed       Fees           Reimbursed (if
                                 Received         if any)         Received      if any)          Received       any)
Index 500 Fund                    $  681,461       $1,778,650     $ 1,400,747     $2,311,983      $ 1,385,781     $2,384,224
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund            $2,847,670               --     $ 2,355,369             --      $ 1,976,571             --
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund         $1,537,543               --     $ 1,637,127             --      $ 1,302,005             --
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund              $1,851,765               --     $ 1,483,572             --      $ 1,432,043             --
--------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund       $  345,389               --     $   280,550             --      $   245,905             --
--------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund         $2,558,572               --     $ 1,874,829             --      $ 1,150,571             --
--------------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                $  971,168               --     $   771,797             --      $   676,657             --
--------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund        $1,188,449               --     $ 1,275,367             --      $ 1,272,701             --
--------------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate       $1,511,012               --     $ 1,220,097             --      $   994,412             --
Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund       $1,506,263               --     $ 1,299,092             --      $ 1,093,131             --
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund   $  334,833               --     $   222,962             --      $   272,654             --

--------------------------------------------------------------------------------------------------------------------------------
Funds of the Company

--------------------------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund*                        --               --              --             --      $    90,469             --
--------------------------------------------------------------------------------------------------------------------------------
Digital Economy Fund**                    --               --              --             --      $    63,687             --
--------------------------------------------------------------------------------------------------------------------------------
Future Technology Fund                    --               --     $ 8,502,085     $  375,027      $14,555,486     $  834,674
--------------------------------------------------------------------------------------------------------------------------------
International Bond Fund           $  270,236               --     $   244,829             --      $   168,484             --
--------------------------------------------------------------------------------------------------------------------------------
International NetNet Fund                 --               --     $ 1,039,691             --      $ 3,544,304             --
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund             $   50,364***            --     $    85,110             --      $   133,242             --
--------------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund             $  432,863       $   50,658     $   852,143     $    4,684      $ 1,169,817             --
--------------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund                $   19,294       $   12,414     $    48,430     $    3,256      $   162,554     $   47,138
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                 $  514,285               --     $   488,797             --      $   400,609             --
--------------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund          $5,611,477       $1,250,000     $ 5,251,672     $1,250,000      $ 5,012,075     $1,092,466
--------------------------------------------------------------------------------------------------------------------------------
NetNet Fund                       $8,434,195               --     $62,796,523             --      $47,862,544             --
--------------------------------------------------------------------------------------------------------------------------------
Power Plus Fund****                       --               --                             --      $   197,456             --
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment     $  652,005               --     $   493,473             --      $   451,737             --
Fund
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund              $1,022,524               --     $   716,497             --      $   450,929             --

--------------------------------------------------------------------------------------------------------------------------------
Funds of Framlington

--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund             $  538,218       $  118,477     $   773,463     $   95,447      $   668,842     $   37,543
--------------------------------------------------------------------------------------------------------------------------------
Global Financial Services Fund    $   18,413               --     $    28,221     $   30,409      $    56,924     $   86,581
--------------------------------------------------------------------------------------------------------------------------------
Healthcare Fund                   $  192,182       $   59,761     $   819,735     $   15,128      $ 4,412,869             --
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund         $  626,144       $   93,638     $   787,367     $   17,963      $   708,907     $   61,862
--------------------------------------------------------------------------------------------------------------------------------


------
*The Bio(Tech)/2/ Fund commenced operations on November 1, 2000. The advisory fees paid are for the period of commencement of operations through June 30, 2001.

**The Digital Economy Fund commenced operations on September 18, 2000. The advisory fees paid are for the period of commencement of operations through June 30, 2001.

***The advisory fees paid are for the period of commencement of operations November 11, 1998 through June 30, 1999 for the Large-Cap Growth Fund.

****The Power Plus Fund commenced operations on March 13, 2001. The advisory fees paid are for the period of commencement of operations through June 30, 2001.

         Distribution Agreement. The Trust, Framlington and the Company have entered into an amended and restated combined distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of the Funds (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Suite 300, Boston, Massachusetts 02109.

         Distribution and Services Arrangements - Class A, Class B, Class C, Class II and Class K Shares. Effective February 25, 2001, the Funds approved the combination and restatement of each of the Funds' existing Distribution and Service Plans (for Class B, Class C and Class II shares) and Service Plans (for Class A and Class K shares) into one amended and restated combined Distribution and Service Plan (the "Plan"). Under the Plan, adopted in accordance with Rule 12b-1 with respect to the Class A, Class B, Class C and Class II shares only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to distribution of its shares and the provision of certain shareholder services.

         For Class A shares, the Plan authorizes payment to the Distributor of an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund. For Class B, Class C and Class II shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, Class C and Class II shares of each relevant Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C and Class II shares of each relevant Fund.

         Class K shares are sold to customers of banks and other financial institutions that have entered into agreements with the Funds to provide shareholder services. Each Fund may pay to such financial institutions an annual service fee of not more than 0.25%, or 0.15% in the case of the Money Market Funds, of the value of the average daily net assets of the Class K shares beneficially owned by the customers of these financial institutions.

         Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds' arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

         Under the terms of the Plan for each of the classes of shares, the Plan continues from year to year, provided such continuance is approved annually by vote of the Boards of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Trust, Framlington or the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Directors/Trustees in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund on not more than 30 days' written notice to the Distributor of the Plan. Pursuant to each Plan, the Distributor will provide the Boards of Directors/Trustees quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

         In the case of Class A, Class B, Class C and Class II shares, the Directors/Trustees have determined that the Plan will benefit the Trust, Framlington, the Company and their respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

         In the case of Class K shares, the Directors/Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

         With respect to Class B, Class C and Class II shares of each relevant Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund's Class B, Class C and Class II shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Funds' shares to support their sales efforts.

         The fees paid to the Distributor pursuant to the Plan for the Class A, Class B, Class C and Class II shares are set forth in the tables below.

-------------------------------------------------------------------------------------------------------------
                                                                      Class A Shares

                                                 Fiscal year ended    Fiscal year ended    Fiscal year ended
                                                 June 30, 1999        June 30, 2000        June 30, 2001
-------------------------------------------------------------------------------------------------------------
Funds of the Trust
-------------------------------------------------------------------------------------------------------------
Balanced Fund                                       $    2,752           $    6,781           $   40,469
-------------------------------------------------------------------------------------------------------------
Bond Fund                                           $    5,031           $    6,407           $   10,489
-------------------------------------------------------------------------------------------------------------
Cash Investment Fund                                $  318,257           $  340,566           $  337,116
-------------------------------------------------------------------------------------------------------------
Index 500 Fund                                      $  668,669           $1,143,992           $1,171,657
-------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                              $   22,016           $   23,737           $   22,132
-------------------------------------------------------------------------------------------------------------
International Equity Fund                           $   16,677           $   20,809           $   24,208
-------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                                $   14,718           $   14,052           $   15,689
-------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                         $    5,390           $    3,097           $    3,921
-------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                           $   52,064           $   41,740           $   34,812
-------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                                  $    6,166           $    5,108           $    5,446
-------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund               $   16,189           $   13,533           $   15,980
-------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund                          $  177,079           $  203,692           $  198,391
-------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                         $    9,378           $   14,228           $   13,715
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                     $   28,349           $   40,320           $  110,232
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Funds of the Company
-------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                                          N/A                  N/A           $    5,673
-------------------------------------------------------------------------------------------------------------
Digital Economy Fund                                       N/A                  N/A           $    5,912
-------------------------------------------------------------------------------------------------------------
Future Technology Fund                                     N/A           $  807,563           $1,275,843
-------------------------------------------------------------------------------------------------------------
International Bond Fund                             $      813           $      931           $    2,309
-------------------------------------------------------------------------------------------------------------
International NetNet Fund                                  N/A           $   93,973           $  294,364
-------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund                                      N/A                  N/A           $    4,420
-------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund                               $   19,674           $   52,367           $   84,949
-------------------------------------------------------------------------------------------------------------
Money Market Fund                                   $   45,127           $   77,597           $   71,017
-------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund                            $  100,839           $  138,000           $  144,122
-------------------------------------------------------------------------------------------------------------
NetNet Fund                                         $  839,394           $5,779,672           $4,357,573
-------------------------------------------------------------------------------------------------------------
Power Plus Fund                                            N/A                  N/A           $   23,489
-------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund                  $    7,993           $    7,030           $    7,496
-------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                                $   15,374           $   10,020           $   11,290
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Funds of Framlington
-------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                               $    1,134           $    4,275           $    6,457
-------------------------------------------------------------------------------------------------------------
Global Financial Services Fund                             N/A                  N/A           $    3,067
-------------------------------------------------------------------------------------------------------------
Healthcare Fund                                     $   10,366           $   55,424           $  417,539
-------------------------------------------------------------------------------------------------------------
International Growth Fund                           $    5,139           $    6,907           $    6,316
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Class B Shares

                                  Fiscal year ended              Fiscal year ended               Fiscal year ended
                                  June 30, 1999                  June 30, 2000                   June 30, 2001

                                  Distribution    Contingent     Distribution     Contingent     Distribution    Contingent
                                  and Service     Deferred       and Service      Deferred       and Service     Deferred
                                  Fees            Sales Charge   Fees             Sales Charge   Fees            Sales Charge
--------------------------------------------------------------------------------------------------------------------------------
Funds of the Trust
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                     $    9,120     $      909    $    41,466        $    5,282      $   292,996      $   75,740
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                         $   15,696     $    2,354    $    31,465        $   15,127      $    53,963      $   35,291
--------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                    $1,928,910     $  146,960    $ 3,539,936        $  445,827      $ 3,837,933      $  474,865
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund            $   22,201     $    9,978    $    52,872        $   21,820      $    66,601      $   18,889
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund         $    9,592     $    4,257    $    21,134        $    4,959      $    28,997      $   81,676
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund              $   24,950     $    4,389    $    36,171        $    9,635      $    72,162      $   27,896
--------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund       $    6,916     $      434    $     4,878        $   11,055      $     4,327      $    3,428
--------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund         $  107,763     $  $36,705    $    85,145        $   39,502      $    73,832      $   17,386
--------------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                $    7,353     $      428    $    11,148        $    4,706      $    18,615      $   12,850
--------------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate
Bond Fund                         $    9,837     $      652    $    12,688        $    2,746      $    18,784      $    6,531
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund       $   35,222     $    3,037    $    48,689        $   13,410      $    76,202      $   35,171
--------------------------------------------------------------------------------------------------------------------------------

Funds of the Company
--------------------------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                        N/A            N/A            N/A               N/A      $    29,826      $   15,037
--------------------------------------------------------------------------------------------------------------------------------
Digital Economy Fund                     N/A            N/A            N/A               N/A      $    32,140      $   15,855
--------------------------------------------------------------------------------------------------------------------------------
Future Technology Fund                   N/A            N/A    $ 3,288,288        $1,144,892      $ 5,795,617      $2,844,379
--------------------------------------------------------------------------------------------------------------------------------
International Bond Fund           $    1,342     $        0    $     1,544        $      500      $     1,769      $      204
--------------------------------------------------------------------------------------------------------------------------------
International NetNet Fund                N/A            N/A    $   294,198        $        0      $ 1,048,794      $  791,114
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund                    N/A            N/A            N/A               N/A      $    13,748      $    3,394
--------------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund             $  127,395     $   50,177    $   265,788        $   50,080      $   405,190      $   99,583
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                 $   47,860     $   77,825    $   209,739        $  549,710      $   324,746      $  608,191
--------------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund          $  948,914     $   41,704    $   672,504        $   81,040      $   304,534      $   60,921
--------------------------------------------------------------------------------------------------------------------------------
NetNet Fund                       $3,635,986     $1,584,021    $26,585,334        $8,862,142      $20,245,057      $8,535,057
--------------------------------------------------------------------------------------------------------------------------------
Power Plus Fund                          N/A            N/A            N/A               N/A      $   116,153      $   16,978
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment     $   56,177     $   22,385    $    37,020        $   24,644      $    34,077      $   11,884
Fund
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund              $   28,749     $    6,116    $    28,323        $   10,622      $    58,789      $    9,813
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Funds of Framlington
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund             $    4,912     $   22,506    $    21,671        $    9,496      $   $21,153      $    7,140
--------------------------------------------------------------------------------------------------------------------------------
Global Financial Services Fund           N/A            N/A            N/A               N/A      $   $10,904      $    3,394
--------------------------------------------------------------------------------------------------------------------------------
Healthcare Fund                   $   75,939     $   43,628    $   302,508        $  163,343      $ 2,011,561      $  954,006
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund         $    5,792     $   15,508    $    10,623        $    4,494      $    13,524      $    3,172
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Class C Shares

                                  Fiscal year ended              Fiscal year ended               Fiscal year ended
                                  June 30, 1999                  June 30, 2000                   June 30, 2001

                                  Distribution    Contingent     Distribution     Contingent     Distribution    Contingent
                                  and Service     Deferred       and Service      Deferred       and Service     Deferred
                                  Fees            Sales Charge   Fees             Sales Charge   Fees            Sales Charge
--------------------------------------------------------------------------------------------------------------------------------
Funds of the Trust
--------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                     $    1,491     $       36    $    14,537        $      504      $   157,917      $   11,102
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                         $    2,689     $        0    $     4,054        $      444      $     6,355      $      310
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund            $    2,423     $      436    $     7,507        $    1,117      $    11,663      $    1,328
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund         $   17,822     $      259    $    29,497        $    1,010      $    36,518      $    1,901
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund              $    9,852     $    2,098    $    10,898        $    2,154      $    25,127      $      826
--------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund       $    2,242     $    2,946    $     1,545        $      130      $     1,067      $      536
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Class C Shares


                                  Fiscal year                    Fiscal year                     Fiscal year
                                  ended                          ended                           ended
                                  June 30, 1999                  June 30, 2000                   June 30, 2001

                                  Distribution    Contingent     Distribution     Contingent     Distribution    Contingent
                                  and Service     Deferred       and Service      Deferred       and Service     Deferred
                                  Fees            Sales Charge   Fees             Sales Charge   Fees            Sales Charge
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund         $   47,642      $  4,471       $    33,388      $    1,134     $   29,031      $    533
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                $      666      $     10       $     1,676      $       53     $    5,093      $    618
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate
Bond Fund                         $      316      $      0       $     2,757      $    1,387     $    2,605      $    101
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund       $    6,931      $      0       $    13,976      $    2,663     $   15,699      $  1,656
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Funds of the Company
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund           $      491      $      0       $       524      $        0     $      346      $      0
------------------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund             $   57,284      $  6,445       $   117,226      $   10,072     $  184,860      $  8,887
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                 $   15,411      $ 11,034       $    74,390      $   85,315     $  154,853      $ 85,019
------------------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund          $  125,706      $  1,353       $   113,212      $      835     $   90,885      $  1,769
------------------------------------------------------------------------------------------------------------------------------------
NetNet Fund                       $1,370,510      $235,208       $12,742,083      $1,166,840     $9,947,611      $683,987
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment     $   12,460      $    594       $     8,021      $      254     $    7,896      $    329
Fund
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund              $   17,721      $    719       $    14,296      $       40     $   22,829      $    574
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Funds of Framlington
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund             $    3,029      $     75       $     7,425      $    2,222     $    5,609      $    788
------------------------------------------------------------------------------------------------------------------------------------
Healthcare Fund                   $   23,360      $    446       $   202,310      $   75,560     $1,208,627      $252,723
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund         $    1,744      $     46       $     4,721      $      751     $    9,525      $    303
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                         Class II Shares


                                  Fiscal year                    Fiscal year
                                  ended                          ended

                                  June 30, 2000                  June 30, 2001
                                  Distribution    Contingent     Distribution     Contingent
                                  and Service     Deferred       and Service      Deferred
                                  Fees            Sales Charge   Fees             Sales Charge
------------------------------------------------------------------------------------------------
Funds of the Company
------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                        N/A           N/A       $    15,698      $        0
------------------------------------------------------------------------------------------------
Digital Economy Fund                     N/A           N/A       $    24,782      $        0
------------------------------------------------------------------------------------------------
Future Technology Fund            $1,882,575      $      0       $ 3,369,324      $        0
------------------------------------------------------------------------------------------------
Large-Cap Growth Fund                    N/A           N/A       $    15,017      $        0
------------------------------------------------------------------------------------------------
International NetNet Fund         $        0      $      0       $   452,966      $        0
------------------------------------------------------------------------------------------------
Power Plus Fund                          N/A           N/A       $    46,855      $        0
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Funds of Framlington
------------------------------------------------------------------------------------------------
Global Financial Services Fund           N/A           N/A       $     6,105      $        0
------------------------------------------------------------------------------------------------



         The following amounts were paid by each Fund under the Plan for Class B shares during the fiscal year ended June 30, 2001.


------------------------------------------------------------------------------------------------------------------------------------
                                           Printing and
                                           Mailing of                                                             Interest
                                           Prospectuses                                                           Carrying or
                                           to other than                                         Compensation     other
                                           Current          Compensation      Compensation       to Sales         Financing
                           Advertising     Shareholders     to Underwriters   to Dealers         Personnel        Charges
------------------------------------------------------------------------------------------------------------------------------------
Funds of the Trust
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund              $42,587.95            $0                $0         $29,771.59               $0         $38,757.86
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                  $ 6,907.46            $0                $0         $ 9,887.97               $0         $ 3,940.56

------------------------------------------------------------------------------------------------------------------------------------
                                           Printing and
                                           Mailing of                                                             Interest
                                           Prospectuses                                                           Carrying or
                                           to other than                                         Compensation     other
                                           Current          Compensation      Compensation       to Sales         Financing
                           Advertising     Shareholders     to Underwriters   to Dealers         Personnel        Charges
------------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund             $  446,625.55         $0                $0         $  353,950.85            $0         $  245,911.78
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund     $    8,577.03         $0                $0         $   12,824.60            $0         $   (1,879.26)
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund  $    3,106.04         $0                $0         $    3,901.82            $0         $    4,874.79
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund       $   10,134.32         $0                $0         $   12,376.62            $0         $    2,905.31
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond     $      576.73         $0                $0         $      805.77            $0         $     (142.30)
Fund
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund  $    8,414.52         $0                $0         $   14,001.09            $0         $   13,431.00
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund         $    2,665.02         $0                $0         $    3,161.86            $0         $     (532.40)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free                   $    2,434.04         $0                $0         $    3,622.01            $0         $    1,186.69
Short-Intermediate Bond
Fund
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Income     $   10,257.25         $0                $0         $   14,507.34            $0         $   (3,104.01)
Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Funds of the Company
------------------------------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund          $    5,517.91         $0                $0         $    1,986.06            $0         $    3,790.18
------------------------------------------------------------------------------------------------------------------------------------
Digital Economy Fund       $    5,026.68         $0                $0         $    2,664.90            $0         $    3,315.94
------------------------------------------------------------------------------------------------------------------------------------
Future Technology Fund     $  553,763.90         $0                $0         $  281,568.94            $0         $2,106,192.07
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund    $      177.06         $0                $0         $      180.25            $0         $      605.23
------------------------------------------------------------------------------------------------------------------------------------
International NetNet Fund  $   99,825.41         $0                $0         $   19,384.27            $0         $  496,471.24
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund      $    2,013.05         $0                $0         $    1,095.58            $0         $    2,144.97
------------------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund      $   47,190.00         $0                $0         $   52,142.96            $0         $   93,978.67
------------------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund         $    1,461.94         $0                $0         $    1,176.68            $0         $   90,341.63
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund          $   43,751.56         $0                $0         $   81,284.86            $0         $  (87,969.41)
------------------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund   $   34,138.07         $0                $0         $   65,797.94            $0         $ (138,428.38)
------------------------------------------------------------------------------------------------------------------------------------
NetNet Fund                $1,843,566.00         $0                $0         $3,029,870.89            $0         $5,557,756.84
------------------------------------------------------------------------------------------------------------------------------------
Power Plus Fund            $   30,474.75         $0                $0         $    4,618.21            $0         $    3,309.44
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity         $    4,221.13         $0                $0         $    6,846.44            $0         $    4,535.08
Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund       $    9,755.48         $0                $0         $   11,158.80            $0         $    5,312.35
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Funds of Framlington
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund      $    2,103.44         $0                $0         $    2,592.03            $0         $    7,072.98
------------------------------------------------------------------------------------------------------------------------------------
Global Financial           $    1,530.16         $0                $0         $      805.16            $0         $    1,747.31
Services Fund
------------------------------------------------------------------------------------------------------------------------------------
Healthcare Fund            $  271,318.60         $0                $0         $  110,084.43            $0         $  467,445.05
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund  $    1,505.51         $0                $0         $    2,112.29            $0         $    1,892.81
------------------------------------------------------------------------------------------------------------------------------------

         The following amounts were paid by each Fund under the Plan for Class C shares during the fiscal year ended June 30, 2001.


----------------------------------------------------------------------------------------------------------------------------
                                         Printing and
                                         Mailing of                                                       Interest
                                         Prospectuses                                                     Carrying
                                         to other than                                      Compensation  or other
                                         Current         Compensation     Compensation      to Sales      Financing
                            Advertising  Shareholders    to Underwriters  to Dealers        Personnel     Charges
----------------------------------------------------------------------------------------------------------------------------
Funds of the Trust
----------------------------------------------------------------------------------------------------------------------------
Balanced Fund               $ 22,263.64        $0               $0        $  48,029.30           $0       $  2,438.50
----------------------------------------------------------------------------------------------------------------------------
Bond Fund                   $    855.76        $0               $0        $   3,168.46           $0       $   (352.49)
----------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund      $  1,128.18        $0               $0        $   7,212.99           $0       $  2,796.42
----------------------------------------------------------------------------------------------------------------------------
International Equity Fund   $  4,189.79        $0               $0        $  20,400.19           $0       $   (748.16)
----------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund        $  3,777.45        $0               $0        $  14,243.82           $0       $ (1,513.28)
----------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund $    125.78        $0               $0        $     819.43           $0       $   (190.21)
----------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund   $  3,368.89        $0               $0        $  21,476.18           $0       $ (1,596.50)
----------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund          $    720.29        $0               $0        $   1,301.64           $0       $    323.74
----------------------------------------------------------------------------------------------------------------------------
Tax-Free                    $    355.78        $0               $0        $   1,147.02           $0       $   (376.79)
Short-Intermediate Bond
Fund
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund $  2,165.71        $0               $0        $   8,749.28           $0       $ (1,388.78)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Funds of the Company
----------------------------------------------------------------------------------------------------------------------------
Focus Growth Fund           $  2,231.64        $0               $0        $   2,436.43           $0       $    234.27
----------------------------------------------------------------------------------------------------------------------------
International Bond Fund     $     40.66        $0               $0        $     226.63           $0       $      1.96
----------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund       $ 21,842.21        $0               $0        $  85,697.27           $0       $  2,849.61
----------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund          $    748.70        $0               $0        $   1,228.66           $0       $     79.36
----------------------------------------------------------------------------------------------------------------------------
Money Market Fund           $ 21,591.84        $0               $0        $ 141,645.38           $0       $(12,124.40)
----------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund    $ 10,409.47        $0               $0        $  71,788.33           $0       $ (8,124.42)
----------------------------------------------------------------------------------------------------------------------------
NetNet Fund                 $888,060.99        $0               $0        $,181,038.33           $0       $(36,520.63)
----------------------------------------------------------------------------------------------------------------------------
Real Estate Equity          $  1,034.53        $0               $0        $   4,709.29           $0       $   (296.18)
Investment Fund
----------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund        $  3,526.08        $0               $0        $  15,064.07           $0       $    162.25
----------------------------------------------------------------------------------------------------------------------------
                                               $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------------
Funds of Framlington                           $0               $0                               $0
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund       $    560.60        $0               $0        $   1,938.52           $0       $   (266.18)
----------------------------------------------------------------------------------------------------------------------------
Healthcare Fund             $157,243.99        $0               $0        $ 194,735.30           $0       $ 36,520.10
----------------------------------------------------------------------------------------------------------------------------
International Growth Fund   $  1,150.67        $0               $0        $   3,685.14           $0       $    165.99
----------------------------------------------------------------------------------------------------------------------------



         The following amounts were paid by each Fund under the Plan for Class II shares during the fiscal year ended June 30, 2001.


----------------------------------------------------------------------------------------------------------------------------
                                         Printing and
                                         Mailing of                                                         Interest
                                         Prospectuses                                                       Carrying or
                                         to other than                                      Compensation    other
                                         Current         Compensation     Compensation      to Sales        Financing
                            Advertising  Shareholders    to Underwriters  to Dealers        Personnel       Charges
----------------------------------------------------------------------------------------------------------------------------
Funds of the Company
----------------------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund           $  1,945.49        $0               $0        $    2,892.79           $0        $     558.04
----------------------------------------------------------------------------------------------------------------------------
Digital Economy Fund        $  4,099.08        $0               $0        $    6,417.11           $0        $     518.96
----------------------------------------------------------------------------------------------------------------------------
Future Technology Fund      $317,808.78        $0               $0        $  501,311.19           $0        $ 179,649.54
----------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund       $  2,231.64        $0               $0        $    2,436.43           $0        $     234.27
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                         Printing and
                                         Mailing of                                                         Interest
                                         Prospectuses                                                       Carrying
                                         to other than                                      Compensation    or other
                                         Current         Compensation     Compensation      to Sales        Financing
                            Advertising  Shareholders    to Underwriters  to Dealers        Personnel       Charges
----------------------------------------------------------------------------------------------------------------------------
International NetNet Fund   $41,992.66         $0               $0        $25,273.15            $0          $22,737.74
----------------------------------------------------------------------------------------------------------------------------
Power Plus Fund             $12,409.99         $0               $0        $ 4,275.14            $0          $   335.56
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Funds of Framlington
----------------------------------------------------------------------------------------------------------------------------
Global Financial Services   $   870.88         $0               $0        $ 1,102.09            $0          $   266.65
Fund
----------------------------------------------------------------------------------------------------------------------------



         Administrator. State Street Bank and Trust Company ("State Street" or the "Administrator"), whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator for the Trust, Framlington and the Company pursuant to a combined amended and restated administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust, Framlington and the Company; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Funds. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its bad faith, negligence or willful misconduct in the performance of its duties and obligations thereunder. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.


         The fees accrued to the Administrator for the last three fiscal years are set forth in the table below.



-----------------------------------------------------------------------------------------------------------------
                                           Fiscal year ended       Fiscal year ended       Fiscal year ended
                                           June 30, 1999           June 30, 2000           June 30, 2001
-----------------------------------------------------------------------------------------------------------------
Funds of the Trust
-----------------------------------------------------------------------------------------------------------------
Balanced Fund                              $   68,581              $   41,888              $   88,242
-----------------------------------------------------------------------------------------------------------------
Bond Fund                                  $  282,194              $  222,750              $  165,699
-----------------------------------------------------------------------------------------------------------------
Cash Investment Fund                       $1,375,320              $  845,071              $1,097,429
-----------------------------------------------------------------------------------------------------------------
Index 500 Fund                             $1,009,569              $1,483,642              $1,300,344
-----------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     $  606,823              $  462,659              $  384,215
-----------------------------------------------------------------------------------------------------------------
International Equity Fund                  $  218,250              $  218,373              $  168,506
-----------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                       $  262,917              $  204,774              $  185,626
-----------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund                $   73,705              $   58,080              $   47,808
-----------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                  $  363,930              $  258,496              $  148,968
-----------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund                         $  206,804              $   83,184              $  131,555
-----------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund                 $  361,566              $  181,877              $  353,452
-----------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Bond Fund      $  321,790              $  121,907              $  193,323
-----------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                $  321,496              $  268,798              $  212,506
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund            $  102,073              $   34,849              $   75,734
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Funds of the Company
-----------------------------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                                 N/A                     N/A              $    7,050
-----------------------------------------------------------------------------------------------------------------
Digital Economy Fund                              N/A                     N/A              $    8,239
-----------------------------------------------------------------------------------------------------------------
Future Technology Fund                            N/A              $  837,627              $1,409,490
-----------------------------------------------------------------------------------------------------------------
International Bond Fund                    $   57,684              $   46,528              $   32,752
-----------------------------------------------------------------------------------------------------------------
International NetNet Fund                         N/A              $   81,678              $  274,750
-----------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund                      $    7,147              $   11,672              $   17,239
-----------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund                      $   46,203              $   87,836              $  113,687
-----------------------------------------------------------------------------------------------------------------
MidCap Select Fund                         $    2,743              $    6,086              $   21,076
-----------------------------------------------------------------------------------------------------------------

                                            Fiscal year ended     Fiscal year ended     Fiscal year ended
                                            June 30, 1999         June 30, 2000         June 30, 2001
------------------------------------------------------------------------------------------------------------
Money Market Fund                           $137,095              $  116,098            $   98,089
------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund                    $796,216              $  724,377            $  507,169
------------------------------------------------------------------------------------------------------------
NetNet Fund                                 $895,909              $6,458,442            $4,632,665
------------------------------------------------------------------------------------------------------------
Power Plus Fund                              N/A                   N/A                  $   25,480
------------------------------------------------------------------------------------------------------------
Real Estate Equity Investment Fund          $ 94,060              $   69,012            $   59,338
------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund                        $145,544              $   98,907            $   58,501
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Funds of Framlington
------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                       $ 45,835              $   62,437            $   53,219
------------------------------------------- --------------------- --------------------- --------------------
Global Financial Services Fund              $  2,479              $    3,884            $    7,378
------------------------------------------------------------------------------------------------------------
Healthcare Fund                             $ 20,469              $   80,784            $  489,282
------------------------------------------------------------------------------------------------------------
International Growth Fund                   $ 66,652              $   79,480            $   68,802
------------------------------------------------------------------------------------------------------------

         Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian (the "Custodian") to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street and the Company, the Trust and Framlington, State Street computes each Fund's net asset value and keeps the book account for each Fund.


         Transfer and Dividend Disbursing Agent. PFPC Inc. (the "Transfer Agent") located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Funds pursuant to transfer agency agreements with the Trust, Framlington and the Company, respectively, under which the Transfer Agent (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Boards Directors/Trustees concerning the operations of each Fund.

         Comerica. As stated in the Funds' Class K Shares Prospectus, Class K Shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Incorporated (a publicly-held bank holding company), its affiliates and subsidiaries and other institutions that have entered into agreements with the Company, the Trust and Framlington providing for shareholder services for their customers.

         Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. Except as noted in this SAI the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. These expenses include, but are not limited to, fees paid to the Advisor, Sub-Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Boards of Directors/Trustees; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; and the expense of using independent pricing services. Any general expenses of the Trust, Framlington or the Company that are not readily identifiable as belonging to a particular investment portfolio of the Trust, Framlington or the Company are allocated among all investment portfolios of the Trust, Framlington or the Company by or under the direction of the Boards of Directors/Trustees in a manner that the Boards determine to be fair and equitable. The Advisor, Sub-Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                 CODE OF ETHICS


         The Company, the Trust, Framlington, the Advisor and the Sub-Advisor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Company, the Trust, Munder Framlington, Advisor and the Sub-Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet from the SEC's website at http:/www.sec.gov.


                             PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Boards of Directors/Trustees, the Advisor or the Sub-Advisor, as the case may be, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed.

         Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a "net" basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor or the Sub-Advisor, as the case may be, will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor or the Sub-Advisor, as the case may be, believes such practice to be in the Funds' interests.

         Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were thirteen months or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

         Each Fund's portfolio turnover rate is included in the prospectuses under the section entitled "Financial Highlights." For the fiscal years ended June 30, 2001 and June 30, 2000 the portfolio turnover rates for some of the Funds were: 347% and 205%, respectively, for the Bond Fund, 179% and 130%, respectively, for the Intermediate Bond Fund, 140% and 76%, respectively for Small-Cap Value Fund, 145% and 53%, respectively for the Future Technology Fund, 105% and 6%, respectively, for the International NetNet Fund and 223% and 177% for the Emerging Markets Fund. The portfolio turnover of the Bond Fund and the Intermediate Bond Fund were affected by fluctuating interest rate conditions, changes in the shape of the yield curve, cash flows and sector allocation which at times required increased dispositions and acquisitions of securities to maintain each Fund's maturity structure. The portfolio turnovers of the other Funds were affected by currency volatility and redemptions, which at times required increased dispositions and acquisitions of securities.

         In its Advisory Agreements, the Advisor, in the case of the Framlington Funds, the Sub-Advisor pursuant to the Sub-Advisory Agreement, each agree to select broker-dealers in accordance with guidelines established by the Boards of Directors/Trustees from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor or the Sub-Advisor, as the case may be, shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory and Sub-Advisory Agreements authorize the Advisor or the Sub-Advisor, as the case may be, subject to the prior approval of the Boards of Directors/Trustees, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor or the Sub-Advisor, as the case may be, determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or the Sub-Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor or the Sub-Advisor, as the case may be, and does not reduce the advisory fees payable to the Advisor or the Sub-Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         The table below shows information on brokerage commissions paid by the Funds. For the fiscal year ended June 30, 1999:

-----------------------------------------------------------------------------------------------
                                Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
                                June 30, 1999         June 30, 2000         June 30, 2001
                                $ Amount Brokerage    $ Amount Brokerage    $ Amount Brokerage
                                Commission            Commission            Commission
-----------------------------------------------------------------------------------------------
Funds of the Trust
-----------------------------------------------------------------------------------------------
Balanced Fund                   $  148,930            $   298,347.31        $   426,526.28
-----------------------------------------------------------------------------------------------
Index 500 Fund                  $   78,429            $    61,823.90        $    28,888.11
-----------------------------------------------------------------------------------------------
Large-Cap Value Fund            $  339,050            $   462,172.39        $   414,124.15
-----------------------------------------------------------------------------------------------
Small Company Growth Fund       $  867,597            $ 1,135,406.10        $ 1,516,215.10
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Funds of the Company
-----------------------------------------------------------------------------------------------
Bio(Tech)/2/ Fund                      N/A                       N/A        $    10,881.06
-----------------------------------------------------------------------------------------------
Digital Economy Fund                   N/A                       N/A        $    34,620.55
-----------------------------------------------------------------------------------------------
Future Technology Fund                 N/A                       N/A        $ 5,646,678.20
-----------------------------------------------------------------------------------------------
International Equity Fund       $   82,374            $    11,478.44        $    57,475.74
-----------------------------------------------------------------------------------------------
International NetNet Fund              N/A                       N/A        $ 1,151,245.69
-----------------------------------------------------------------------------------------------
Large-Cap Growth Fund           $   32,160            $    54,892.88        $    47,045.99
-----------------------------------------------------------------------------------------------
Micro-Cap Equity Fund           $  157,816            $ 1,511,801.78        $ 1,687,914.16
-----------------------------------------------------------------------------------------------
MidCap Select Fund              $    8,130            $    32,513.10        $    76,659.43
-----------------------------------------------------------------------------------------------
Multi-Season Growth Fund        $1,066,557            $ 1,115,407.06        $   691,704.59
-----------------------------------------------------------------------------------------------
NetNet Fund                     $  407,329            $ 5,797,984.65        $10,391,782.75
-----------------------------------------------------------------------------------------------
Real Estate Equity Investment
Fund                            $  102,511            $   107,826.00        $    83,470.10
-----------------------------------------------------------------------------------------------
Power Plus Fund                        N/A                       N/A        $   519,608.57
-----------------------------------------------------------------------------------------------
Small-Cap Value Fund            $  192,950            $   687,021.06        $   520,764.16
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Funds of Framlington
-----------------------------------------------------------------------------------------------
Emerging Markets Fund           $  456,864            $   255,563.74        $   614,875.77

-----------------------------------------------------------------------------------------------------
                                  Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
                                  June 30, 1999         June 30, 2000         June 30, 2001
                                  $ Amount Brokerage    $ Amount Brokerage    $ Amount Brokerage
                                  Commission            Commission            Commission
-----------------------------------------------------------------------------------------------------
Global Financial Services Fund    $  6,873              $   9,011.98          $ 26,652.76
-----------------------------------------------------------------------------------------------------
Healthcare Fund                   $ 20,634              $ 258,386.90          $894,306.30
-----------------------------------------------------------------------------------------------------
International Growth Fund         $257,980              $ 125,390.11          $372,931.07
-----------------------------------------------------------------------------------------------------

         Portfolio securities will not be purchased from or sold to the Advisor, Sub-Advisor, Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         Investment decisions for each Fund and for other investment accounts managed by the Advisor or the Sub-Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor or the Sub-Advisor, as the case may be, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

         A Fund will not purchase securities while the Advisor, the Sub-Advisor or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Trust's or Framlington Board of Trustees or the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

         The Trust, the Company and Framlington are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2001, the Balanced Fund held securities of Fleet Boston valued at $982,305, Zions Corp. valued at $708,000, Wells Fargo valued at $603,590, PNC Bank valued at $562,504, Mellon Financial Corp. valued at $340,400, Lehman Brothers Holdings, Inc. valued at $635,995 and J.P. Morgan Chase and Company Inc. valued at $251,990; the Cash Investment Fund held securities of UBS Securities valued at $49,996,152 and Deutsche Bank AG valued at $37,998,976; the Digital Economy Fund held securities of Lehman Brothers Holdings, Inc. valued at $252,299 and Instinet valued at $169,624; the Large-Cap Value Fund held securities of Lehman Brothers Holdings, Inc. valued at $5,220,135, J.P. Morgan Chase and Company Inc. valued at $1,293,400, PNC Bank valued at $4,631,616 and Wells Fargo valued at $3,073,666; the Global Financial Services Fund held securities of Lehman Brothers Holdings, Inc. valued at $139,950, Bank of New York valued at $86,400, John Hancock Financial valued at $72,468, Merrill Lynch and Co., Inc. valued at $59,250, Mellon Financial Corp. valued at $55,200, J.P. Morgan Chase and Company, Inc. valued at $48,168, Morgan Stanley valued at $38,538, and Goldman Sachs valued at $34,320; the International Growth Fund held securities of Nomura Securities valued at $287,467; the Intermediate Bond Fund held securities of Deutsche Bank AG valued at $10,200,420; the Index 500 Fund held securities of Bank of America Corp. valued at $9,484,680, J.P. Morgan and Company Inc. valued at $8,723,403; Morgan, Stanley, Dean Witter, Discover valued at $7,044,618, Merrill Lynch valued at $4,899,975, Charles Schwab valued at $2,092,413, Lehman Brothers Holdings Inc. valued at $1,889,325, Comerica valued at $1,008,000, Bear Stearns valued at $609,868 and State Street Corp. valued at $1,578,731; the International Equity Fund held securities of HSBC Holdings Plc valued at $2,222,290, Credit Suisse Group valued at $974,122, Deutsche Bank AG valued at $835,969 and ABN AMRO Holding Co. valued at $603,867; the Money Market Fund held securities of CIT Group valued at $3,984,044 and UBS valued at $4,999,806; the Multi-Season Growth Fund held securities of Mellon Financial Group valued at $9,890,000; and the NetNet Fund held securities of Charles Schwab & Co., Inc. valued at $43,497,900, E*Trade Group, Inc. (stock) valued at $6,450,000 and E*Trade Group, Inc. (conv. bond) valued at $14,812,500.

      ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND CONVERSION INFORMATION

        Purchases. As described in the Prospectuses, shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.


     Retirement Plans. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

     Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper order. The redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge ("CDSC").

     Contingent Deferred Sales Charge - Class B Shares. Class B shares redeemed within six years of purchase are subject to a CDSC. The CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower. The Prospectuses describe the CDSC schedule and the applicable waivers.

     No CDSC is imposed to the extent that the current net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus
(b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year.

     The holding period of Class A or Class C shares of a Fund acquired through an exchange of the corresponding class of shares of the Munder Money Market Fund (which are available only by exchange of Class A or Class C shares of the Fund, as the case may be) and the Company Funds, the Framlington Funds and the non-money market funds of the Trust will be calculated from the date that the Class A or Class C shares of the Fund were initially purchased.

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing all Class A Shares on which a front-end sales charge has been assessed; then of shares acquired pursuant to the reinvestment of dividends and distributions; and then of amounts representing the cost of shares purchased one year or more prior to the redemption.

     Other Redemption Information. Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

     The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed other than for customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders; or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

     The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $250; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $250 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

     Conversion of Class B Shares to Class A Shares. Class B shares of the Fund will automatically convert to Class A shares of the Fund on the first business day of the month on which the eighth anniversary of the issuance of such Class B shares occurs. The conversion will be effected at the relative net asset values per share of the two classes.

     If you acquired Class B shares of the Fund by exchanging shares of another Munder Fund of The Munder Funds, Inc., The Munder Funds Trust or The Munder Framlington Funds Trust which you purchased before November 8, 2000, those shares will automatically convert six years after issuance of the original purchase. The conversion will be effected at the relative net asset values per share of the two classes.

     Exchanges. In addition to the method of exchanging shares described in the Funds' Prospectuses, a shareholder exchanging at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Funds at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., Eastern time. The Funds, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

                                 NET ASSET VALUE

     Money Market Funds. The value of the portfolio securities of the Money Market Funds is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Boards of Directors/Trustees have established procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Money Market Fund for purposes of sales and redemptions. These procedures include a review by the Boards of Directors/Trustees, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Boards of Directors/Trustees will promptly consider whether any action should be initiated and, if so, what action. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution of other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Pursuant to Rule 2a-7 under the 1940 Act, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and such security has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board of Directors/Trustees. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

     All Funds. Securities traded on a national securities exchange or on NASDAQ are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

     Where no last sales price is available for an ADR or GDR on the exchange or market where it is principally traded, the ADR or GDR will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the ADR's or GDR's conversion rate of the ADR or GDR to one share of its underlying security.

     Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market. However, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security, the security will be valued at fair value.

     In determining the approximate market value of portfolio investments, the Trust, Framlington or the Company may employ pricing services selected by the Advisor, and approved by the Boards of Directors/Trustees, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. All cash, receivables and current payables are carried on the Trust's, Framlington's or the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Boards of Directors/Trustees.

     Restricted and illiquid securities, including venture capital investments, and securities and assets for which market quotations are not readily available are valued at fair value using pricing procedures for the Funds, which have been approved by the Boards of Directors/Trustees. The procedures require that the Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues.

Generally, two members of the Pricing Committee are required to approve a valuation determination or procedural change.

         Minutes of all Pricing Committee meetings are provided to the Boards of Directors/Trustees and reviewed by the Advisor at their next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Boards' input on any particular issue.

         In-Kind Purchases. With the exception of the Real Estate Equity Investment Fund, payment for shares may, in the discretion of the Advisor or the Sub-Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. Shares of the Real Estate Equity Investment Fund will not be issued for consideration other than cash. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.


                             PERFORMANCE INFORMATION

Yield of the Money Market Funds


         The Money Market Funds' current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, the table below shows the annualized yields for all share classes of the Cash Investment, Money Market, Tax-Free Money Market and U.S. Treasury Money Market Funds for the seven-day period ended June 30, 2001.

------------------------------------------------------------------------------------------------------------------------
                    Class A                Class B             Class C              Class K            Class Y
                            Effective            Effective           Effective            Effective           Effective
                  Yield     Yield      Yield     Yield      Yield    Yield      Yield     Yield      Yield    Yield
------------------------------------------------------------------------------------------------------------------------
Cash              3.49%     3.55%      N/A       N/A        N/A      N/A        3.59%     3.65%      3.74%    3.81%
Investment
Fund
------------------------------------------------------------------------------------------------------------------------
Money             3.56%     3.63%      2.81%     2.85%      2.82%    2.86%      N/A       N/A        3.81%    3.88%
Market
Fund
------------------------------------------------------------------------------------------------------------------------
Tax-Free          2.28%     2.30%      N/A       N/A        N/A      N/A        2.38%     2.40%      2.52%    2.56%
Money
Market
Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury     2.90%     2.95%      N/A       N/A        N/A      N/A        3.01%     3.05%      3.16%    3.21%
Money
Market Fund
------------------------------------------------------------------------------------------------------------------------

         In addition, a standardized "tax-equivalent yield" may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by 1 minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. For the seven-day period ended June 30,

2001, the tax-equivalent yield for Class A, Class K and Class Y shares of the Tax-Free Money Market Fund was 3.31% (Class A), 3.46% (Class K) and 3.66% (Class
Y) calculated for all share classes based on a stated tax rate of 31%. The fees which may be imposed by institutions on their customers are not reflected in the calculations of yields for the Funds.


         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Fund will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

Performance of the Non-Money Market Funds

         Yield. The Bond Fund's and International Bond Fund's standard yield (or one month) described in the applicable Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:

                          YIELD = 2 [( a-b + 1)/6/ - 1]
                                      ----
                                       cd

Where:
         a =dividends and interest earned by a Fund during the period;

         b =expenses accrued for the period (net of reimbursements and waivers);

         c =average daily number of shares outstanding during the period entitled to receive dividends;

         d =maximum offering price per share on the last day of the period.

         For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

          Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge imposed -- currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A Shares of the Bond Fund, International Bond Fund and Tax-Free Bond Funds. The tax-equivalent yield for each Tax-Free Bond Fund below is based on a stated federal tax rate of 31% and, with respect to Michigan Tax-Free Bond Fund, a Michigan state tax rate of 4%.


         The standard yields and/or tax-equivalent yields of the Class A, Class B, Class C, Class K and Class Y Shares of the following Funds for the 30-day period ended June 30, 2001 were:

------------------------------------------------------------------------------------------------------------------
                                       30-Day Yield                             Tax-Equivalent 30-Day Yield

                    Class A  Class B   Class C  Class K  Class Y  Class A  Class B  Class C   Class K    Class Y
------------------------------------------------------------------------------------------------------------------
Bond Fund            5.68%    5.10%     5.13%    5.89%     6.15%    N/A      N/A      N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------
Intermediate Bond
Fund                 5.05%    4.50%     4.50%    5.26%     5.51%    N/A      N/A      N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------
U.S. Government
Income Fund          5.34%    4.81%     4.81%    5.57%     5.83%    N/A      N/A      N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------
International Bond
Fund                 2.29%    1.61%     1.60%    2.40%     2.62%    N/A      N/A      N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free
Bond Fund            3.66%    3.06%     3.06%    3.82%     4.06%    5.62%    4.70%    4.70%    5.87%     6.24%
------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund   3.50%    2.86%     2.85%    3.65%     3.90%    5.14%    4.20%    4.18%    5.36%     5.72%
------------------------------------------------------------------------------------------------------------------
Tax-Free
Short-Intermediate
Bond Fund            3.03%    2.41%     2.41%    3.16%     3.41%    4.47%    3.55%    3.55%    4.66%     5.03%
------------------------------------------------------------------------------------------------------------------


         Total Return. Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      P (1 + T)/n/ = ERV
Where:
         P = hypothetical initial payment of $1,000;

         T = average annual total return;

         n = period covered by the computation, expressed in years; and

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

         Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                    (ERV) - 1
                                    -----
                   Aggregate Total Return = P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds' average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares - currently 5.50% of the per share offering price for Class A shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and the Balanced Fund and 4.00% of the per share offering price for Class A shares of the Bond Fund, International Bond Fund and Tax-Free Bond Funds; and the Funds' load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.


         Based on the foregoing calculation, the average annual total return figures for the Class A, B, C, II, K and Y shares of each of the following Funds for the 1 year and 5 year periods ended June 30, 2001 and commencement of operations through June 30, 2001 are set forth below.

----------------------------------------------------------------------------- ------------------------------------------
                                 Returns Do Not Reflect Sales Charge (Load)       Returns Do Reflect Sales Charge (Load)

Fund-Inception Date                1 Year        5 Years      Since Inception    1 Year        5 Years   Since Inception
------------------------------------------------------------------------------------------------------------------------
Funds of the Trust
------------------------------------------------------------------------------------------------------------------------
Balanced Fund
Class A-4/30/93                   (1.23)%         12.88%              11.55%    (6.69)%         11.61%            10.78%
Class B-6/21/94                   (2.30)%         11.97%              12.83%    (6.51)%         11.76%              N/A
Class C-1/24/96                   (2.38)%         12.00%              12.23%    (3.22)%           N/A               N/A
Class K-4/16/93                   (1.81)%         12.72%              11.26%    (1.81)%         12.72%            11.26%
Class Y-4/13/93                   (1.46)%         13.06%              11.48%      N/A             N/A               N/A

------------------------------------------------------------------------------------------------------------------------
Index 500 Fund
Class A-12/9/92                  (15.30)%         13.90%              14.53%   (17.42)%         13.33%            14.19%
Class B-10/31/95                 (15.56)%         13.53%              14.91%   (18.06)%         13.41%            14.86%
Class K-12/7/92                  (15.36)%         13.77%              14.44%   (15.36)%         13.77%            14.44%
Class Y-12/1/91                  (15.15)%         14.07%              15.10%      N/A             N/A               N/A

------------------------------------------------------------------------------------------------------------------------
International Equity Fund
Class A-11/30/92                 (26.58)%          4.40%               7.17%   (30.61)%          3.22%             6.47%
Class B-3/9/94                   (27.10)%          3.59%               4.07%   (30.44)%          3.31%             4.07%
Class C-9/29/95                  (27.12)%          3.60%               4.35%   (27.79)%          3.60%             4.35%
Class K-11/23/92                 (26.51)%          4.39%               7.32%   (26.51)%          4.39%             7.32%
Class Y-12/1/91                  (26.36)%          4.64%               7.28%   (26.36)%          4.64%             7.28%

------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund
Class A-8/8/94                    15.32%          10.18%              12.38%     8.96%           8.94%            11.46%
Class B-8/9/94                    14.39%           9.35%              11.55%     9.39%           9.07%            11.55%
Class C-12/5/95                   14.40%           9.36%               9.42%    13.40%           9.36%             9.42%
Class K-7/5/94                    15.22%          10.15%              12.35%    15.22%          10.15%            12.35%
Class Y-7/5/94                    15.59%          10.44%              12.63%    15.59%          10.44%            12.63%

------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund
Class A-11/23/92                 (21.39)%          2.73%               9.29%   (25.72)%          1.57%             8.57%
Class B-4/28/94                  (21.88)%          1.68%               8.48%   (25.55)%          1.43%             8.48%
Class C-9/26/95                  (21.95)%          1.69%               6.47%   (22.68)%          1.69%             6.47%
Class K-11/23/92                 (21.43)%          2.39%               9.08%   (21.43)%          2.39%             9.08%
Class Y-12/1/91                  (21.20)%          2.67%              10.77%   (21.20)%          2.67%            10.77%

------------------------------------------------------------------------------------------------------------------------
Bond Fund
Class A-12/9/92                    9.80%           6.21%               6.19%     5.46%           5.35%             5.68%
Class B-3/13/96                    9.10%           5.45%               5.18%     4.10%           5.13%             5.03%
Class C-3/25/96                    9.06%           5.50%               5.12%     8.06%           5.50%             5.12%

------------------------------------------------------------------------------------------------------------------------------
                                 Returns Do Not Reflect Sales Charge (Load)           Returns Do Reflect Sales Charge (Load)

Fund-Inception Date             1 Year          5 Years      Since Inception        1 Year         5 Years    Since Inception
------------------------------------------------------------------------------------------------------------------------------
Class K-11/23/92                  9.79%            6.24%                6.17%         9.79%           6.24%             6.17%
Class Y-12/1/91                  10.07%            6.50%                6.18%        10.07%           6.50%             6.18%

------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund
Class A-11/24/92                  9.60%            6.05%                5.54%         5.20%           5.18%             5.04%
Class B-10/25/94                  8.69%            5.24%                5.64%         3.69%           4.91%             5.64%
Class C-4/19/96                   8.65%            5.28%                5.15%         7.65%           5.28%             5.15%
Class K-11/20/92                  9.50%            6.01%                5.52%         9.50%           6.01%             5.52%
Class Y-12/1/91                   9.88%            6.29%                6.00%         9.88%           6.29%             6.00%

------------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund
Class A-7/28/94                  10.52%            6.69%                6.91%         6.09%           5.81%             6.28%
Class B-9/6/95                    9.90%            5.92%                5.51%         4.90%           5.61%             5.37%
Class C-8/12/96                  10.02%             N/A                 5.67%         9.02%            N/A              5.67%
Class K-7/5/94                   10.74%            6.70%                6.90%        10.74%           6.70%             6.90%
Class Y-7/5/94                   11.03%            6.97%                7.17%        11.03%           6.97%             7.17%

------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Free Bond Fund
Class A-2/15/94                   9.87%            5.96%                4.82%         5.51%           5.10%             4.24%
Class B-7/5/94                    8.92%            5.22%                5.30%         3.92%           4.89%             5.30%
Class C-10/4/96                   8.82%             N/A                 4.76%         7.82%            N/A              4.76%
Class K-1/3/94                    9.75%            5.99%                4.67%         9.75%           5.99%             4.67%
Class Y-1/3/94                   10.02%            6.25%                4.94%        10.02%           6.25%             4.94%

------------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond Fund
Class A-10/9/95                   9.35%            5.68%                5.29%         4.95%           4.83%             4.53%
Class B-12/6/94                   8.66%            4.86%                5.63%         3.66%           4.53%             5.63%
Class C-7/7/98                    8.73%             N/A                 4.29%         7.73%            N/A              4.29%
Class K-7/5/94                    9.45%            5.66%                5.90%         9.45%           5.66%             5.90%
Class Y-7/21/94                   9.74%            5.92%                6.10%         9.74%           5.92%             6.10%

------------------------------------------------------------------------------------------------------------------------------
Tax-Free
Short-Intermediate Bond
Fund
Class A-11/30/92                  7.51%            4.57%                4.48%         3.20%           3.72%             3.99%
Class B-5/16/96                   6.72%            3.78%                3.76%         1.72%           3.43%             3.60%
Class C-7/8/98                    6.78%             N/A                 3.49%         5.78%            N/A              3.49%
Class K-2/9/87*                   7.51%            4.57%                5.27%         7.51%           4.57%             5.27%
Class Y-12/17/92                  7.77%            4.85%                4.71%         7.77%           4.85%             4.71%

------------------------------------------------------------------------------------------------------------------------------
Funds of the Company
------------------------------------------------------------------------------------------------------------------------------
MidCap Select Fund
Class Y-6/24/98                   4.82%             N/A                18.26%         4.82%            N/A             18.26%

------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund
Class Y-11/11/98                (33.25)%            N/A                (0.20)%      (33.25)%           N/A             (0.20)%

------------------------------------------------------------------------------------------------------------------------------
International Bond Fund
Class A-10/17/96                 (7.43)%            N/A                (0.74)%      (11.16)%           N/A             (1.61)%
Class B-6/9/97                   (8.13)%            N/A                (1.41)%      (12.72)%           N/A             (1.85)%
Class C-6/3/98                   (7.32)%            N/A                (1.90)%       (8.25)%           N/A             (1.90)%
Class K-3/25/97                  (7.32)%            N/A                 0.06%        (7.32)%           N/A              0.06%
Class Y-10/2/96                  (7.18)%            N/A                (0.53)%       (7.18)%           N/A             (0.53)%

------------------------------------------------------------------------------------------------------------------------------
Micro-Cap Equity Fund

-------------------------------------------------------------------------------------------------------------------------------
                                  Returns Do Not Reflect Sales Charge (Load)           Returns Do Reflect Sales Charge (Load)

Fund-Inception Date                1 Year           5 Years   Since Inception        1 Year         5 Years    Since Inception
-------------------------------------------------------------------------------------------------------------------------------
Class A-12/26/96                    (8.43)%              N/A            25.64%      (13.48)%             N/A            24.08%
Class B-2/24/97                     (8.97)%              N/A            23.05%      (13.34)%             N/A            22.82%
Class C-3/31/97                     (8.93)%              N/A            26.06%       (9.81)%             N/A            26.06%
Class K-12/31/96                    (8.30)%              N/A            25.39%       (8.30)%             N/A            25.39%
Class Y-12/26/96                    (8.10)%              N/A            25.90%       (8.10)%             N/A            25.90%

-------------------------------------------------------------------------------------------------------------------------------
Multi-Season Growth Fund
Class A-8/4/93                     (14.51)%            8.76%            11.14%      (19.21)%           7.54%            10.35%
Class B-4/29/93                    (15.54)%            7.88%            10.16%      (19.26)%           7.58%            10.16%
Class C-9/20/93                    (15.05)%            8.02%            10.51%      (15.80)%           8.02%            10.51%
Class K-6/23/95                    (14.41)%            8.80%            11.41%      (14.41)%           8.80%            11.41%
Class Y-8/16/93                    (14.20)%            9.08%            11.46%      (14.20)%           9.08%            11.46%

-------------------------------------------------------------------------------------------------------------------------------
NetNet Fund
Class A-8/19/96                    (64.56)%              N/A            25.29%      (66.51)%             N/A            23.84%
Class B-6/1/98                     (64.82)%              N/A            12.61%      (66.56)%             N/A            11.85%
Class C-11/3/98                    (64.81)%              N/A            10.23%      (65.16)%             N/A            10.23%
Class Y-6/1/98                     (64.46)%              N/A            25.56%      (64.46)%             N/A            25.56%

-------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
Class A-1/10/97                      35.89%              N/A            13.61%        28.41%             N/A            12.17%
Class B-2/11/97                      34.80%              N/A            11.75%        29.80%             N/A            11.43%
Class C-1/13/97                      34.83%              N/A            12.76%        33.83%             N/A            12.76%
Class K-12/31/96                     35.87%              N/A            13.83%        35.87%             N/A            13.83%
Class Y-12/26/96                     36.11%              N/A            14.26%        36.11%             N/A            14.26%

-------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity
Investment Fund
Class A-9/30/94                      14.80%            9.42%             9.96%         8.52%           8.19%             9.05%
Class B-10/3/94                      13.67%            8.56%             9.13%         8.67%           8.27%             9.13%
Class C-1/5/96                       13.68%            8.61%             8.99%        12.68%           8.61%             8.99%
Class K-10/3/96                      14.73%              N/A             8.05%        14.73%             N/A             8.05%
Class Y-10/3/94                      14.89%            9.69%            10.25%        14.89%           9.69%            10.25%

-------------------------------------------------------------------------------------------------------------------------------
Funds of Framlington
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
Class A-1/14/97                    (32.32)%              N/A           (2.91)%      (36.02)%             N/A           (4.13)%
Class B-2/25/97                    (32.67)%              N/A           (5.61)%      (36.03)%             N/A           (6.03)%
Class C-3/3/97                     (32.74)%              N/A           (5.49)%      (33.42)%             N/A           (5.49)%
Class K-1/10/97                    (32.17)%              N/A           (2.87)%      (32.17)%             N/A           (2.87)%
Class Y-12/31/96                   (32.31)%              N/A           (2.58)%      (32.31)%             N/A           (2.58)%

-------------------------------------------------------------------------------------------------------------------------------
Global Financial Services
Fund
Class Y-6/24/98                       0.17%              N/A             2.81%         0.17%             N/A             2.81%

-------------------------------------------------------------------------------------------------------------------------------
Healthcare Fund
Class A-2/14/97                     (8.38)%              N/A            21.21%      (13.42)%             N/A            19.64%
Class B-1/31/97                     (9.04)%              N/A            20.80%      (13.47)%             N/A            20.56%
Class C-1/13/97                     (9.05)%              N/A            22.10%       (9.93)%             N/A            22.10%
Class K-4/1/97                      (8.32)%              N/A            27.11%       (8.32)%             N/A            27.11%
Class Y-12/31/96                    (8.14)%              N/A            24.16%       (8.14)%             N/A            24.16%

-------------------------------------------------------------------------------------------------------------------------------
International Growth Fund
Class A-2/20/97                    (31.24)%              N/A             2.82%      (35.03)%             N/A             1.49%

------------------------------------------------------------------------------------------------------------------------------
                                  Returns Do Not Reflect Sales Charge (Load)           Returns Do Reflect Sales Charge (Load)

Fund-Inception Date                1 Year            5 Years  Since Inception        1 Year          5 Years   Since Inception
------------------------------------------------------------------------------------------------------------------------------
Class B-3/19/97                    (31.70)%              N/A             2.66%      (34.84)%             N/A             2.23%
Class C-2/13/97                    (31.75)%              N/A             2.22%      (32.38)%             N/A             2.22%
Class K-1/10/97                    (31.19)%              N/A             3.24%      (31.19)%             N/A             3.24%
Class Y-12/31/96                   (31.06)%              N/A             3.16%      (31.06)%             N/A             3.16%

------------------------------------------------------------------------------------------------------------------------------

___________
*For the ten-year period ended June 30, 2001, the average annual return for Class K shares of the Tax-Free Short-Intermediate Bond Fund was 5.07%.


     As of June 30, 2001, the following Classes had not commenced operations:
Class C shares of the Index 500 Fund; Class A, B, II, K and Y shares of the Bio(Tech)/2/ Fund, Digital Economy Fund and Power Plus Fund; and Class K shares of the Focus Growth Fund, Global Financial Services Fund and MidCap Select Fund. Since the Class A, Class B and Class II shares of the following Funds commenced operations on July 3, 2000, July 11, 2000 and July 10, 2000, respectively, for the Large-Cap Growth Fund, July 3, 2000, July 7, 2000 and July 20, 2000, respectively, for the Global Financial Services Fund and July 5, 2000, July 14, 2000 and July 14, 2000, respectively for the MidCap Select Fund, the total returns for these Funds are not shown.


         The foregoing performance data reflects the imposition of the maximum sales load on Class A shares but does not reflect payments under the Distribution and Service Plan, which were not imposed before December 31, 1993.

         All Funds. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

         From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

                                      TAXES

         The following summarizes certain additional Federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         General. Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

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

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income received by a Fund from investments in debt securities (other than interest on tax-exempt municipal obligations held by the Tax-Free Bond Funds and Tax-Free Money Market Fund) and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The Funds expect that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds each year.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, a Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The Trust, the Framlington Trust and the Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable

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

interest or dividend income properly, or (iii) who has failed to certify that he is not subject to backup withholding or that he is an "exempt recipient."

     Disposition of Shares. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

     Tax-Free Bond Funds and Tax-Free Money Market Fund. The Michigan Tax-Free Bond Fund, Tax-Free Bond Fund, Tax-Free Short-Intermediate Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" generally include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the value of the Fund's assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain

"private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

     The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year.

     Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

     Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund.

     Michigan Tax Considerations - Michigan Tax-Free Bond Fund and Tax-Free Short-Intermediate Bond Fund. As stated in the Michigan Tax-Free Bond Fund Prospectus and the Tax-Free Short-Intermediate Bond Fund Prospectus, dividends paid by the Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan Income Tax and Michigan Single Business Tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan Income and Michigan Single Business Taxes, even though the dividends may be exempt for federal Income Tax purposes.

     In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from federal Income Tax, are exempt from Michigan Income Tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan Income Tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the "adjusted tax base" of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with "business activity" in Michigan.

     The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan taxes measured by gain on the sale, payment, or other disposition thereof.

     International Equity Fund, International Growth Fund, International NetNet Fund, Emerging Markets Fund, Global Financial Services Fund and International Bond Fund. Income received by the International Equity Fund, the International Growth Fund, the International NetNet Fund, the Emerging Markets Fund, the Global Financial Services Fund and the International Bond Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but

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

not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

     Taxation of Certain Financial Instruments. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

     Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount. If market discount is recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition of the debt security.

     Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code section 1234. Pursuant to Internal Revenue Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign

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currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and generally for purposes of the 4% excise tax, on October 31 of each year) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

     The Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

     Constructive Sales. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

     Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income and loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called "excess distribution" with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares.

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Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Other Taxation. The foregoing discussion relates only to U.S. Federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Funds, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     The Trust and Framlington are Massachusetts business trusts. Under each Declaration of Trust, the beneficial interest in the Trust or Framlington may be divided into an unlimited number of full and fractional transferable shares. The Company is a Maryland corporation. The Trust's and Framlington's Declaration of Trust and the Company's Articles of Incorporation authorize the Boards of Directors/Trustees to classify or reclassify any unissued shares of the Trust, Framlington and the Company into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in the Balanced, Index 500, International Equity, Large-Cap Value, Small Company Growth, Bond, Intermediate Bond, U.S. Government Income, Michigan Tax-Free Bond, Tax-Free Bond, Tax-Free Short-Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds. The shares of each Fund (other than the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market
Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y shares. The Class C shares of the Index 500 Fund are not currently offered. The Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund offer only Class A shares, Class K shares and Class Y shares. Pursuant to

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



the authority of Framlington's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in Framlington representing interests in the International Growth Fund, Emerging Markets Fund, Global Financial Services Fund and Healthcare Fund. The shares of each Fund (except the Global Financial Services Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y shares. The shares of the Global Financial Services Fund are offered in five separate classes: Class A, Class B, Class II, Class K and Class Y shares. Pursuant to the authority of the Company's Articles of Incorporation, the Directors have authorized the issuance of shares of common stock representing interests in the Bio(Tech)/2/ Fund, Digital Economy Fund, Fund of Funds, Future Technology Fund, International Bond Fund, International NetNet Fund, Micro-Cap Equity Fund, Large-Cap Growth Fund, Money Market Fund, MidCap Select Fund, Multi-Season Growth Fund, NetNet Fund, Power Plus Fund, Real Estate Equity Investment Fund and Small-Cap Value Fund. The shares of each Fund (other than the Bio(Tech)/2/ Fund, Digital Economy Fund, Future Technology Fund, International NetNet Fund, Fund of Funds, Large-Cap Growth Fund, Money Market Fund, MidCap Select Fund, NetNet Fund and Power Plus Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y shares. The Money Market Fund offers only Class A, Class B and Class C shares (which may be acquired only through an exchange of shares from the corresponding classes of other funds of the Trust, Framlington and the Company) and Class Y shares. The Fund of Funds offers only Class A, Class B and Class Y shares. The NetNet Fund offers only Class A, Class B, Class C and Class Y shares. The Bio(Tech)/2/ Fund, Digital Economy Fund, Focus Growth Fund, Future Technology Fund, International NetNet Fund, MidCap Select Fund and Power Plus Fund offer Class A, Class B, Class II, Class K and Class Y shares.


     The Boards of the Trust, the Company and Framlington have adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of each Fund. The Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of the Trust, Framlington or the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's, Framlington's or the Company's respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, only Class B shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B Plan, only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class C Plan, only Class II shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to a Fund's Class II Plan and only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, Framlington or the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Directors/Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust, Framlington or the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement, sub-advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust, Framlington or the Company voting together in the aggregate without regard to a particular Fund.

     Shares of each of the Trust, Framlington and the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of each of the Trust's, Framlington's and the Company's outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus, shares will be fully paid and non-assessable by each of the Trust, Framlington and the Company.

     Annual shareholder meetings to elect trustees or directors will not be held unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. Meetings of the shareholders of the Trust, Framlington or the Company shall be called by the trustees or directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Trust's and Framlington's Declaration of Trust, as amended, each authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's and Framlington's Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                OTHER INFORMATION

     Counsel. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust, Framlington and the Company. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington D.C. 20006, serves as counsel to the Independent Directors/Trustees.

     Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's, Framlington's and the Company's independent auditors.

     Control Persons and Principal Holders. As of October 1, 2001, Comerica Bank, One Detroit Center, 500 Woodward Ave., Detroit, Michigan 48226, held of record substantially all of the outstanding shares of the Funds as agent or trustee for its customers. As a result, Comerica Bank will be able to affect the outcome of matters presented for a vote of each Fund's shareholders. As of October 1, 2001, the following persons were beneficial owners of 5% or more of the outstanding shares of any class of a Fund because they possessed voting or investment power with respect to such shares:

-----------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
  Name of Fund                            Name and Address                           Shares Outstanding
-----------------------------------------------------------------------------------------------------------------
  Cash Investment Fund Class Y                Calhoun & Co.                                98.21%
                                              c/o Comerica Bank Detroit
                                              Attn: Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275

-----------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
  Name of Fund                              Name and Address                         Shares Outstanding
-----------------------------------------------------------------------------------------------------------------
  Tax-Free Money Market Fund Class Y          Calhoun & Co.                                76.05%
                                              c/o Comerica Bank Detroit
                                              Attn Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275

                                              Verne C. Hampton II TTEE                      8.34%
                                              Mark R. Valade Exempt Trust
                                              DTD 1-25-00
                                              500 Woodward Ave. Ste 4000
                                              Detroit, MI  48226

                                              Verne C. Hampton II TTEE                      8.34%
                                              Gretchen V. Garth Exempt Trust
                                              DTD 1-25-00
                                              500 Woodward Ave. Ste 4000
                                              Detroit, MI 48226

  U.S. Treasury Money Market Fund Class Y     Calhoun & Co.                                97.43%
                                              c/o Comerica Bank Detroit
                                              Attn: Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275

  Small Company Growth Fund Class Y           Calhoun & Co.                                88.95%
                                              c/o Comerica Bank Detroit
                                              Attn: Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275



  Index 500 Fund Class Y                      Calhoun & Co.                                89.13%
                                              c/o Comerica Bank Detroit
                                              Attn: Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275

  International Equity Fund Class Y           Calhoun & Co.                                94.75%
                                              c/o Comerica Bank Detroit
                                              Attn: Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275

  Intermediate Bond Fund Class Y              Calhoun & Co.                                98.01%
                                              c/o Comerica Bank Detroit
                                              Attn: Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275


  Bond Fund Class Y                           Calhoun & Co.                                97.99%
                                              c/o Comerica Bank Detroit
                                              Attn: Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275

-----------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
  Name of Fund                              Name and Address                         Shares Outstanding
-----------------------------------------------------------------------------------------------------------------
  Tax-Free Short-Intermediate Bond Fund       Calhoun & Co.                                88.77%
  Class Y
                                              c/o Comerica Bank Detroit
                                              Attn: Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI  48275


                                              Joan M. Linville TTEE                        10.38%
                                              Joan M. Linville Living Trust
                                              U/A DTD 3/22/01
                                              9930 Harrison
                                              Livonia, MI 48150

  Balanced Fund Class Y                       Charter Township of Clinton                  51.99%
                                              Public Employee Health Care Fund
                                              40700 Romeo Plank
                                              Clinton Township, MI 48038

                                              Calhoun & Co.                                39.86%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Michigan Tax-Free Bond Class Y              Painewebber For the Benefit of               42.51%
                                              Anne R. Sherwood & W. Patrick
                                              Dreisig Co-TTEES
                                              746 Suffield
                                              Birmingham, MI 48009

                                              Calhoun & Co.                                33.46%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Kiki Nick                                    15.55%
                                              591 Renaud
                                              Grosse Pointe, MI 48236

                                              James P. Vondale                              6.96%
                                              Carol L. Vondale JTWORS
                                              1735 Sunburst
                                              Troy, MI 48098

  Tax-Free Bond Fund Class Y                  Calhoun & Co.                                87.42%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Maxine M. Marshke                            12.10%
                                              4110 Spens Rd
                                              Lachine, MI 49753



-----------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
  Name of Fund                              Name and Address                         Shares Outstanding
-----------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund Class Y                Calhoun & Co.                                84.33%
                                              c/o Comerica Bank
                                              Attn Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Munder Fund of Funds                         13.83%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

  U.S. Government Income Fund Class Y         Calhoun & Co.                                99.18%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Multi-Season Growth Class Y                 Calhoun & Co.                                89.25%
                                              c/o Comerica Bank
                                              Attn Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Munder Fund of Funds                          7.02%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

  Real Estate Equity Investment Fund Class Y  Calhoun & Co.                                75.38%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Fifth Third Bank TTEE FBO                     8.22%
                                              Trent & Co.
                                              c/o Old Kent Trust Securities
                                              4420 44/th/ St. SE Suite A
                                              Grand Rapids, MI 49512

  Money Market Fund Class Y                   Northern Trust Company Cust.                 84.67%
                                              FBO Michigan Catastrophic Claims
                                              Association A/C#26-40961/4-595114
                                              PO Box 92956
                                              Chicago, IL 60675

  International Bond Fund Class Y             Calhoun & Co.                                96.17%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  NetNet Fund Class Y                         Calhoun & Co.                                47.85%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

----------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
  Name of Fund                                Name of Address                             Outstanding
----------------------------------------------------------------------------------------------------------------------
                                              MAC & Co. A/C VHSF3001102                     6.59%
                                              Mutual Operations
                                              PO Box 3198
                                              Pittsburgh, PA 15230

                                              State Street Bank & Trust Co. Customers       5.95%
                                              FBO Munder Funds Employees
                                              801 Pennsylvania Ave.
                                              Kansas, City MO 64105

                                              Strafe & Co. FAO                             5.45%
                                              Fidelity Pension Trust
                                              A/C# 8340930110
                                              PO Box 160
                                              Westerville, OH 43086

  Large-Cap Growth Fund Class Y               Munder Fund of Funds                        80.83%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

                                              Calhoun & Co.                               15.08%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Micro-Cap Equity Fund Class Y               Calhoun & Co.                               37.73%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Fifth Third Bank TTEE FBO                   15.86%
                                              Trent & Co C/O Old Kent Trust Securities
                                              4420 44/th/ St. SE Ste A
                                              Grand Rapids, MI 49512

                                              Munder Fund of Funds                        12.17%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

                                              John P. Richardson Gen PRTNR                 7.33%
                                              Richardson Family Limited PRTNSHP
                                              3452 Balfour Dr.
                                              Troy, MI 48084

  Small-Cap Value Fund Class Y                Calhoun & Co.                               68.66%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

----------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
  Name of Fund                                Name of Address                             Outstanding
----------------------------------------------------------------------------------------------------------------------
                                              Munder Fund of Funds                        12.88%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

                                              Fifth Third Bank TTEE FBO                    7.25%
                                              Trent & Co.
                                              c/o Old Kent Trust Securities
                                              4420 44/th/ St. SE Ste A
                                              Grand Rapids, MI 49512

                                              John P. Richardson Gen PRTNR                 5.04%
                                              Richardson Family Limited PRTNSHP
                                              3452 Balfour Dr.
                                              Troy, MI 48084

  MidCap Select Fund Class Y                  Calhoun & Co.                               57.98%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Munder Fund of Funds                        27.62%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009



                                              Fifth Third Bank TTEE FBO                    7.35%
                                              Trent & Co.
                                              c/o Old Kent Trust Securities
                                              4420 44/th/ St. SE Ste A
                                              Grand Rapids, MI 49512

  Future Technology Fund Class Y              Calhoun & Co.                               45.77%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Munder Fund of Funds                        21.70%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

                                              Fifth Third Bank TTEE FBO                    8.38%
                                              Trent & Co.
                                              c/o Old Kent Trust Securities
                                              4420 44/th/ St. SE Ste A
                                              Grand Rapids, MI 49512

                                              State Street Bank & Trust FBO                6.26%
                                              FBO Munder Funds Employees
                                              801 Pennsylvania Ave.
                                              Kansas City, MO 64105

----------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
  Name of Fund                                Name of Address                             Outstanding
----------------------------------------------------------------------------------------------------------------------
  International NetNet Fund Class Y           Calhoun & Co.                               64.85%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              State Street Bank & Trust FBO                6.72%
                                              FBO Munder Funds Employees
                                              801 Pennsylvania Ave.
                                              Kansas City, MO 64105

                                              Elyse Goldin Essick                          5.05%
                                              581 Lake Park Dr.
                                              Birmingham, MI 48009

  Digital Economy Fund Class Y                State Street Bank & Trust Cust.             35.15%
                                              FBO Karl Fashian
                                              3666 Fenn Rd.
                                              Medina, OH 44256

                                              Elyse Goldin Essick                         12.49%
                                              581 Lake Park Dr.
                                              Birmingham, MI 48009

                                              Munder Capital Mgmt                         11.47%
                                              Attn: Lisa Myers
                                              480 Pierce St.
                                              Birmingham, MI 48103

                                              John Rakolta, Jr.                           11.35%
                                              613 Abbott St.
                                              Detroit, MI 48226

                                              State Street Bank & Trust FBO               10.76%
                                              FBO Munder Funds Employees
                                              801 Pennsylvania Ave.
                                              Kansas City, MO 64105

                                              Robert E. Crosby                             5.01%
                                              Linda F. Crosby JTWORS
                                              4008 Yorba Linda
                                              Royal Oak, MI 48073

  Bio(Tech)2 Fund Class Y                     Munder Fund of Funds                        86.44%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

                                              State Street Bank & Trust FBO                8.08%
                                              FBO Munder Funds Employees
                                              801 Pennsylvania Ave.
                                              Kansas City, MO 64105

  Power Plus Fund Class Y                     Munder Fund of Funds                        77.86%
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

----------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
Name of Fund                                  Name of Address                             Outstanding
----------------------------------------------------------------------------------------------------------------------
                                              State Street Bank & Trust FBO                7.45%
                                              FBO Munder Funds Employees
                                              801 Pennsylvania Ave.
                                              Kansas City, MO 64105

  Framlington International Growth Fund       Calhoun & Co.                                86.04%
  Class Y
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Framlington Emerging Markets Fund           Calhoun & Co.                                86.71%
  Class Y
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Framlington Healthcare Fund Class Y         Calhoun & Co.                                76.98%
                                              c/o Comerica Bank
                                              Attn: Mutual Funds Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              MLPF&S FBO                                   5.77%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E 2/nd/ Fl
                                              Jacksonville, Fl 32246


                                              State Street Bank & Trust FBO                5.38%
                                              FBO Munder Funds Employees
                                              801 Pennsylvania Ave.
                                              Kansas City, MO 64105

  Framlington Global Financial Services       Munder Fund of Funds                         89.71%
  Fund Class Y
                                              Attn: Dawn McKendrick
                                              Munder Capital Management
                                              480 Pierce St.
                                              Birmingham, MI 48009

  Cash Investment Fund Class K                Calhoun & Co.                                99.95%
                                              c/o Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI 48275

  Tax-Free Money Market Fund Class K          Calhoun & Co.                                99.92%
                                              c/o Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI 48275

  U.S. Treasury Money Market Fund Class K     Calhoun & Co.                                99.99%
                                              c/o Vicky Froehlich
                                              PO Box 75000
                                              Detroit, MI 48275

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
Name of Fund                                  Name and Address                            Outstanding
--------------------------------------------------------------------------------------------------------------------
  Small Company Growth Fund Class K           Calhoun & Co.                                94.57%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Strafe & Co.                                 5.01%
                                              FAO AA Area Comm FDN
                                              A/C 4410452703
                                              PO Box 160
                                              Westerville, OH 43086

  Index 500 Fund Class K                      Calhoun & Co.                                99.78%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  International Equity Fund Class K           Calhoun & Co.                                99.83%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Intermediate Bond Fund Class K              Calhoun & Co.                                99.72%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Munder Bond Fund Class K                    Calhoun & Co.                                99.82%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Tax-Free Short-Intermediate Bond Fund       Calhoun & Co.                                99.61%
  Class K
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275


  Balanced Fund Class K                       Calhoun & Co.                                98.77%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Michigan Tax-Free Bond Fund Class K         Calhoun & Co.                                99.98%

                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
Name of Fund                                  Name and Address                            Outstanding
--------------------------------------------------------------------------------------------------------------------
  Tax-Free Bond Fund Class K                  Calhoun & Co.                                99.18%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Large-Cap Value Fund Class K                Calhoun & Co.                                99.91%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  U.S. Government Income Fund Class K         Calhoun & Co.                                99.85%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Multi-Season Growth Fund Class K            Calhoun & Co.                                99.18%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275



  Real Estate Equity Investment Fund          Calhoun & Co.                                99.99%
  Class K                                     c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  International Bond Fund Class K             Calhoun & Co.                                99.97%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Micro-Cap Equity Fund Class K               Calhoun & Co.                                96.66%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Small-Cap Value Fund Class K                Calhoun & Co.                                99.90%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Future Technology Fund Class K              Calhoun & Co.                                100%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  International NetNet Fund Class K           Calhoun & Co.                                99.94%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
Name of Fund                                  Name and Address                            Outstanding
--------------------------------------------------------------------------------------------------------------------
  Digital Economy Fund Class K                Munder Capital MGMT                          99.85%
                                              Attn: Lisa Myers
                                              480 Pierce St.
                                              Birmingham, MI 48009

  Bio(Tech)2 Fund Class K                     Calhoun & Co.                                99.88%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Power Plus Fund Class K                     Calhoun & Co.                                91.83%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  International Growth Fund Class K           Calhoun & Co.                                77.62%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              Strafe & Co.                                 22.38%
                                              FAO AA Area Comm FDN
                                              A/C 4410452703
                                              PO Box 160
                                              Westerville, OH 43086

  Emerging Markets Fund Class K               Calhoun & Co.                                99.98%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

  Healthcare Fund Class K                     Calhoun & Co.                                85.68%
                                              c/o Comerica Bank
                                              Attn: Mutual Fund Unit MC 3446
                                              PO Box 75000
                                              Detroit, MI 48275

                                              SEMA & Co.                                   5.63%
                                              93002521

                                              12 E. 49 St. 41/th/ Fl
                                              New York, NY 10017

  Cash Investment Fund Class A                National Financial Services Corp.            88.57%
                                              For the Exclusive Benefit of
                                              Our Customers
                                              Attn: Mutual Funds 5/th/ Fl
                                              PO Box 3908 Church St. Station
                                              New York, NY 10008

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
  Name of Fund                                Name and Address                            Outstanding
--------------------------------------------------------------------------------------------------------------------
  Tax-Free Money Market Fund Class A          National Financial Services Corp.            98.06%
                                              For the Exclusive Benefit of
                                              Our Customers
                                              Attn: Mutual Funds 5/th/ Fl
                                              PO Box 3908 Church St. Station
                                              New York, NY 10008

  U.S. Treasury Money Market Fund Class A     National Financial Services Corp.            93.16%
                                              For the Exclusive Benefit of
                                              Our Customers
                                              Attn: Mutual Funds 5/th/ Fl
                                              PO Box 3908 Church St. Station
                                              New York, NY 10008

  Small Company Growth Fund Class A           MLPF&S FBO                                   15.83%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              First Clearing Corporation                   8.70%
                                              A/C 6250-0401
                                              Nelson Metal Products
                                              UAW Hrly EMP Pension Plan
                                              2950 Prairie St. SW
                                              Grandville, MI 49418

                                              NFSC FEBO # 0XA-624764                       5.06%
                                              NFSC/FMTC IRA
                                              FBO Martin E. Laker
                                              2120 Bloomfield Woods Ct.
                                              West Bloomfield, MI 48323

  Index 500 Fund Class A                      MLPF&S FBO                                   23.58%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  International Equity Fund Class A           MLPF&S FBO                                   10.46%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Painewebber for the Benefit of               6.51%
                                              Adelia Inc. (F)
                                              c/o Millennium
                                              Attn: Don Hinrichs
                                              666 5/th/ Ave. # 423
                                              New York, NY 10103

                                              Donaldson Lufkin Jenrette                    5.22%
                                              Securities Corporation, Inc.
                                              PO Box 2052
                                              Jersey City, NJ 07303

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
  Name of Fund                                Name and Address                            Outstanding
--------------------------------------------------------------------------------------------------------------------
  International Bond Fund Class A             MLPF&S FBO                                   10.37%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              State Street Bank & Trust Co.                 5.82%
                                              Customers
                                              FBO Peaker Services, Inc.
                                              801 Pennsylvania Ave.
                                              Kansas City, MO 64105

  Bond Fund Class A                           MLPF&S FBO                                   18.94%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              First Clearing Corporation                   8.71%
                                              A/C 3055-9616
                                              Lewis P. Gallagher
                                              Family Foundation
                                              6273 Stow Rd.
                                              Hudson, OH 44236

  Tax-Free Short-Intermediate Bond Fund       MLPF&S FBO                                   17.64%
  Class A
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Balanced Fund Class A                       MLPF&S FBO                                   12.52%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Wells Fargo Bank West NA Customers           6.98%
                                              FBO County of Tulare
                                              Deferred Compensation Plan
                                              C/O Great-West
                                              8515 E. Orchard Rd. Apt. 2T2
                                              Englewood, CO 80111

                                              Painewebber for the Benefit of               5.09%
                                              David E. D'Anna and
                                              Theresa Margaret D'Anna JTTEN
                                              30 Trotters Ln.
                                              Mahwah, NJ 07430

  Michigan Tax-Free Bond Fund Class A         Trent & Co.                                  14.62%
                                              c/o Old Kent Bank
                                              Attn: Trust Securities/
                                              Mutual Fund Specialist
                                              4420 44/th/ St. SE Ste A
                                              Grand Rapids, MI 49512

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
 Name of Fund                                Name and Address                             Outstanding
--------------------------------------------------------------------------------------------------------------------
                                              NFSC FEBO # 0RJ-550230                       11.12%
                                              Raymond A. McCarroll TTEE
                                              Raymond A. McCarroll Trust
                                              U/A 4/22/93
                                              1725 Newcastle
                                              Grosse Pointe Woods, MI 48236

                                              Carol Joy Vaerten                            7.18%
                                              4190 Brown City Rd.
                                              Brown City, MI 48146


                                              IMS & Co.                                    6.50%
                                              For the Exclusive Benefit of Customers
                                              PO Box 3865
                                              Englewood, CO 80155

 Tax- Free Bond Fund Class A                  Trust Company of America                     25.15%
                                              FBO 119
                                              PO Box 6503
                                              Englewood, CO 80155

                                              NFSC FEBO # 0RJ-894109                       7.16%
                                              Pamela J. Ziomek TTEE
                                              Pamela J. Ziomek Trust
                                              U/A 6/15/94
                                              157 Chumiloti Way
                                              Loudon, TN 37774

                                              MLPF& SFBO MLPF&S FBO                        6.36%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Large-Cap Value Fund Class A                 MLPF&S FBO                                   8.86%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 U.S. Government Income Fund Class A          MLPF&S FBO                                   15.60%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Multi-Season Growth Fund Class A             MLPF&S FBO                                   33.13%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Real Estate Equity Investment Fund Class A   MLPF&S FBO                                   31.92%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              NFSC FEBO # CHT-048763                       5.74%
                                              Gordon B. & Hilda B. Lowell TTEE
                                              Lowell-Kangas & Assoc. of St. Louis P/S
                                              Tr, U/A 12/6/72
                                              2055 North Ballas Rd.
                                              St. Louis, Mo 63131

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
 Name of Fund                                Name and Address                             Outstanding
--------------------------------------------------------------------------------------------------------------------
 Money Market Fund Class A                    Bank of New York FBO                         6.33%
                                              FBO M&M ACQ & Michael G. Sanderson
                                              Attn: Matthew Louis
                                              101 Barclay Street 21W
                                              New York, NY 10286


 International Bond Fund Class A              H&R Block Financial                          72.23%
                                              Advisors, Inc. FBO 20110677
                                              751 Griswold St.
                                              Detroit, MI 48226

                                              MLPF&S FBO                                   11.03%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 NetNet Fund Class A                          MLPF&S FBO                                   19.25%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Focus Growth Fund Class A                    MLPF&S FBO                                   15.67%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Prudential Securities, Inc. FBO              7.29%
                                              Dr. Matthew J. Mlot &
                                              Linda A. Mlot JT TEN
                                              305 Hunt Woods Rd.
                                              Martinsville, VA 21442

 Micro-Cap Equity Fund Class A                MLPF&S FBO                                   20.76%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246


                                              Charles Schwab & Co., Inc.                   6.96%
                                              Special Custody Acct. for the
                                              Benefit of Customers
                                              Attn: Mutual Funds
                                              101 Montgomery St.
                                              San Francisco, CA 94104

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
 Name of Fund                                Name and Address                             Outstanding
--------------------------------------------------------------------------------------------------------------------
 Small-Cap Value Fund Class A                 MLPF&S FBO                                   15.61%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Carn & Co. #02133201                         10.99%
                                              FBO Kasle Steel Corp. Savings Plan
                                              Attn: Mutual Funds- Star
                                              PO Box 96211
                                              Washington, DC 20090

 MidCap Select Fund Class A                   A. G. Edwards & Sons Inc. FBO                16.17%
                                              Darrell M. Hanson
                                              A/C 0181-045280
                                              One North Jefferson
                                              St. Louis, MO 63103

                                              State Street Bank & Trust Co. Customers      7.68%
                                              FBO Dynamicsoft Inc.
                                              801 Pennsylvania Ave.
                                              Kansas City, MO 64105

                                              NFSC FEBO # CHT-070050                       7.39%
                                              NFSC/FMTC IRA
                                              FBO Anne M. Caramanica
                                              69 Skytop Dr.
                                              Pleasantville, NY 10570

                                              NFSC FEBO # CHT-114995                       5.39%
                                              Regis Moran
                                              62 Tudor Dr.
                                              Belle Vernon, PA 15012

                                              MLPF&S FBO                                   5.38%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Future Technology Fund Class A               MLPF&S FBO                                   11.43%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 International Net Net Class A                MLPF&S FBO                                   5.64%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Digital Economy Fund Class A                 A. G. Edwards & Sons, Inc. FBO               9.09%
                                              Darrell M. Hanson
                                              A/C 0181-045280
                                              One North Jefferson
                                              St. Louis, MO 63103

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
 Name of Fund                                Name and Address                             Outstanding
--------------------------------------------------------------------------------------------------------------------
                                              MLPF&S FBO                                   7.88%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Bio(Tech)2 Fund Class A                      MLPF&S FBO                                   12.63%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Power Plus Fund Class A                      MLPF&S FBO                                   21.90%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 International Growth Fund Class A            Painewebber For The Benefit of               15.87%
                                              Bishop Institutional Advisors -L
                                              c/o Millennium Partners L.P.
                                              666 5/th/ Ave. # 423
                                              New York, NY 10103

                                              Trans-Industries, Inc.                       14.60%
                                              Employees 401K Profit Sharing
                                              Plan and Trust
                                              2637 S. Adams Rd.
                                              Rochester Hills, MI 48309

                                              MLPF&S FBO                                   7.61%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Sarah J. Matthews                            5.69%
                                              1204 Cleveland St. Apt. 2
                                              Evanston, IL 60202

 Framlington Emerging Markets Fund            MLPF&S FBO                                   17.49%
 Class A
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Charles Schwab & Co., Inc.                   9.97%
                                              Special Custody Acct. for the
                                              Benefit of Customers
                                              Attn: Mutual Funds
                                              101 Montgomery St.
                                              San Francisco, CA 94104

 Framlington Healthcare Fund Class A          MLPF&S FBO                                   19.66%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

--------------------------------------------------------------------------------------------------------------------
                                                                                          Percentage of Total Shares
 Name of Fund                                Name and Address                             Outstanding
--------------------------------------------------------------------------------------------------------------------
 Global Financial Services Fund Class A       MLPF&S FBO                                   18.47%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Small Company Growth Fund Class B            MLPF&S FBO                                   56.74%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Index 500 Fund Class B                       MLPF&S FBO                                   34.78%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 International Equity Fund Class B            MLPF&S FBO                                   34.56%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Intermediate Bond Fund Class B               MLPF&S FBO                                   52.99%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Bond Fund Class B                            MLPF&S FBO                                   56.96%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

 Tax-Free Short-Intermediate Bond Fund        MLPF&S FBO                                   68.30%
 Class B
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Prudential Securities, Inc. FBO              5.05%
                                              Mr. Joel G. Lehman TTEE
                                              Joel Lehman Trust
                                              UA DTD 1/15/97
                                              3117 Penwa Ct.
                                              Longwood, FL 32779

 Balanced Fund Class B                        MLPF&S FBO                                   28.54%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

-----------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of Total Shares
Name of Fund                                  Name and Address                         Outstanding
-----------------------------------------------------------------------------------------------------------------
 Tax-Free Bond Fund Class B                   Painewebber For the Benefit of               29.19%
                                              Kathleen E. Nagel Trustee
                                              UAD 10/16/79 as Amended
                                              Kathleen E. Nagel Trust
                                              3749 S. Darlington Rd.
                                              Bloomfield Hills, MI 48301

                                              MLPF&S FBO                                   24.23%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246


                                              NFSC FEBO # 0RJ-915394                       10.26%
                                              Martin G. Janower
                                              Rena A. Janower
                                              6216 Cromwell
                                              West Bloomfield, MI 48322


                                              Wexford Clearing Services Corp.               6.59%
                                              FBO Gary A. Buccafurri &
                                              Pamela Buccafurri J.T. TEN
                                              2504 Parcells Cir.
                                              Bloomfield, MI 48302

                                              Painewebber for the Benefit of                5.08%
                                              Barbara A. Van Buren TTEE
                                              DTD 11/13/96
                                              Barbara A. Van Buren Trust
                                              43609 9 Mile Rd.
                                              Morthville, MI 48167

  Tax-Free Bond Fund Class B                  MLPF&S FBO                                   32.58%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Prudential Securities, Inc. FBO              10.31%
                                              Ms. Vera Parker TTEE
                                              Parker Family Trust
                                              UA DTD 4/22/85
                                              605 Lacy Ln.
                                              Las Vegas, NV 89107

                                              First Clearing Corporation                    8.92%
                                              A/C 8956-9080
                                              Dorothy A. Zahn
                                              547 Sylvan Rd.
                                              River Vale, NJ 07675

                                              Dean Witter For the Benefit of                5.01%
                                              James E. Shuford
                                              PO Box 250 Church St. Station
                                              New York, NY 10008

-----------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of Total Shares
  Name of Fund                                Name and Address                         Outstanding
-----------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund Class B                MLPF&S FBO                                   43.73%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  U.S. Government Income Fund Class B         MLPF&S FBO                                   50.88%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Multi-Season Growth Fund Class B            MLPF&S FBO                                   39.58%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Real Estate Equity Investment Fund Class B  MLPF&S FBO                                   42.15%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  International Bond Fund Class B             Morgan Keegan & Company, Inc.                52.19%
                                              FBO William Michael Cox IRA
                                              4487 Old Country Way
                                              Snellville, GA 30039

                                              MLPF&S FBO                                   31.33%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Robert W Baird & Co., Inc.                    7.19%
                                              A/C 8551-9052
                                              77 East Wisconsin Ave.
                                              Milwaukee, WI 53202

  NetNet Fund Class B                         MLPF&S FBO                                   26.69%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Large-Cap Growth Fund Class B               MLPF&S FBO                                   38.83%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Dean Witter For the Benefit of                5.96%
                                              James C. McMillan Jr. &
                                              PO Box 250 Church St. Station
                                              New York, NY 10008

-----------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of Total Shares
  Name of Fund                                Name and Address                         Outstanding
-----------------------------------------------------------------------------------------------------------------
  Micro-Cap Equity Fund Class B               MLPF&S FBO                                   38.33%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Small-Cap Value Fund Class B                MLPF&S FBO                                   39.97%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  MidCap Select Fund Class B                  MLPF&S FBO                                   29.03%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Future Technology Fund Class B              MLPF&S FBO                                   22.53%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  International NetNet Fund Class B           MLPF&S FBO                                   15.12%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Digital Economy Fund Class B                MLPF&S FBO                                   19.24%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Bio (Tech)2 Fund Class B                    MLPF&S FBO                                   18.75%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Power Plus Fund Class B                     MLPF&S FBO                                   35.90%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  International Growth Fund Class B           MLPF&S FBO                                   24.11%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              McDonald Investments, Inc. FBO                5.10%
                                              20403326
                                              4900 Tiedman Rd.
                                              Brooklyn, OH 44144

-----------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of Total Shares
  Name of Fund                                Name and Address                         Outstanding
-----------------------------------------------------------------------------------------------------------------
  Emerging Markets Fund Class B               MLPF&S FBO                                   32.12%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Healthcare Fund Class B                     MLPF&S FBO                                   30.34%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Global Financial Services Fund Class B      MLPF&S FBO                                   19.49%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Bear Stearns Securities Corp.                 6.12%
                                              FBO 415-35126-21
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201

  Small Company Growth Fund Class C           MLPF&S FBO                                   52.09%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  International Equity Fund Class C           MLPF&S FBO                                   64.81%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Intermediate Bond Fund Class C              MLPF&S FBO                                   48.41%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Salomon Smith Barney, Inc.                    8.12%
                                              00114A00002
                                              333 West 34th St. 3/rd/ Fl
                                              New York, NY 10001

  Bond Fund Class C                           MLPF&S FBO                                   55.62%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Painewebber For  the Benefit of               6.19%
                                              Elsa E. Starrells Succ. TTEE
                                              FBO The Kun Family Trust
                                              DTD 9-27-90
                                              295 Buckingham Way #303
                                              San Francisco, CA 94132

-----------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of Total Shares
  Name of Fund                                Name and Address                         Outstanding
-----------------------------------------------------------------------------------------------------------------
  Tax-Free Short-Intermediate Bond Fund       MLPF&S FBO                                   86.06%
  Class C
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              H&R Block Financial                           8.69%
                                              Advisors, Inc. FBO 08703875
                                              751 Griswold St.
                                              Detroit, MI 48226

  Balanced Fund Class C                       MLPF&S FBO                                   34.87%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Michigan Tax-Free Bond Fund Class C         MLPF&S FBO                                   82.74%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Tax-Free Bond Fund Class C                  MLPF&S FBO                                   63.34%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Prudential Securities, Inc. FBO              13.69%
                                              Mr. Howard H. Hankins TTEE
                                              FBO Hankins Family Trust `C'
                                              UA DTD 7/21/87
                                              772 El Mirador Dr.
                                              Fullerton, CA 92835

                                              Prudential Securities, Inc. FBO               7.63%
                                              Mrs. Asako Shibata TTEE
                                              Asako Shibata, Trustee of the
                                              Asako Shibata Trust UA DTD 1/4/96
                                              Gardena, CA 90247

  Large Cap Value Fund Class C                MLPF&S FBO                                   28.78%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  U.S. Government Income Fund Class C         MLPF&S FBO                                   49.35%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

-----------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of Total Shares
Name of Fund                                  Name and Address                         Outstanding
-----------------------------------------------------------------------------------------------------------------
  Multi-Season Growth Fund Class C            MLPF&S FBO                                   58.57%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Real Estate Equity Investment Fund Class C  MLPF&S FBO                                   27.97%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Dietrich H. Oberreit &                       8.16%
                                              Audrey Sorrenson TTEE
                                              U/A DTD FEB 1, 1989
                                              The Dietrich H. Oberreit Liv. Tr.
                                              PO Box 291
                                              Teton Village, WY 83025

                                              A. G. Edwards & Sons, Inc. FBO               6.19%
                                              Grace R. Bauer & Erwin A. Bauer TTEE
                                              A/C 0221-006801
                                              One North Jefferson
                                              St. Louis, MO 63103

  International Bond Fund Class C             MLPF&S FBO                                   76.62%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Ruth M. Ekholm TTEE FBO                      12.45%
                                              Ruth M. Ekholm Trust

                                              DTD 7/23/90
                                              4171 Brown Cir. N
                                              Gurnee, IL

  NetNet Fund Class C                         MLPF&S FBO                                   34.72%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Micro-Cap Equity Fund Class C               MLPF&S FBO                                   46.34%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Small-Cap Value Fund Class C                MLPF&S FBO                                   42.45%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

-----------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of Total Shares
Name of Fund                                  Name and Address                         Outstanding
-----------------------------------------------------------------------------------------------------------------
  International Growth Fund Class C           Painewebber For the Benefit of               17.77%
                                              Ambrose Hamm Trustee
                                              U/A/D 3/26/1982
                                              FBO: Keith Hamm, Sr. Trust
                                              PO Box 955
                                              Branchville, NJ 07826

                                              MLPF&S FBO                                   15.34%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              Donaldson Lufkin Jenrette                    6.42%
                                              Securities Corporation, Inc.
                                              PO Box 2052
                                              Jersey City, NJ 07303

  Emerging Markets Fund Class C               MLPF&S FBO                                   15.05%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

                                              State Street Bank & Trust Customers          7.41%
                                              FBO Thomas F. Casey
                                              R/O IRA
                                              19 W. Emerson St.
                                              Melrose, MA 02176

                                              Donaldson Lufkin Jenrette                    7.00%
                                              Securities Corporation, Inc.
                                              PO Box 2052
                                              Jersey City, NJ 07303

                                              Donaldson Lufkin Jenrette                    5.85%
                                              Securities Corporation, Inc.
                                              PO Box 2052
                                              Jersey City, NJ 07303

                                              NFSC FEBO # 0S3- 024430                      5.54%
                                              Ernest E. Elliott
                                              Cathy Elliott
                                              35 Woodside Dr.
                                              Bolton, MA 01740

  Healthcare Fund Class C                     MLPF&S FBO                                   28.26%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Large-Cap Growth Fund Class II              MLPF&S FBO                                   30.77%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

-----------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of Total Shares
Name of Fund                                  Name and Address                         Outstanding
-----------------------------------------------------------------------------------------------------------------
                                              Bear Stearns Securities Corp.                5.07%
                                              FBO 486-89177-19
                                              1 Metrotech Center North
                                              Brooklyn, NY 11201

  MidCap Select Fund Class II                 MLPF&S FBO                                   19.86%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Future Technology Fund Class II             MLPF&S FBO                                   15.45%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  International NetNet Fund Class II          MLPF&S FBO                                   14.42%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Digital Economy Fund Class II               MLPF&S FBO                                   12.82%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Bio(Tech)2 Fund Class II                    MLPF&S FBO                                   6.40%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Power Plus Fund Class II                    MLPF&S FBO                                   23.54%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246

  Global Financial Services Fund Class II     MLPF&S FBO                                   21.45%
                                              The Sole Benefit of Its Customers
                                              Attn: Fund Administration
                                              4800 Deer Lake Dr. E. 2/nd/ Fl
                                              Jacksonville, FL 32246



          As of October 1, 2001, Munder Capital Management, on behalf of their clients owned 58.88% of Balanced Fund Class Y shares, 87.93% of Biotech Fund Class Y shares, 83.02% of Bond Fund Class Y shares, 4.12% of Digital Economy Fund Class A shares, 35.15% of Digital Economy Fund Class Y shares, 2.01% of Emerging Markets Fund Class A shares, 82.79% of Emerging Markets Fund Class Y shares, 98.23% of Focus Growth Fund Class Y shares, 77.28% of Future Technology Class Y shares, 93.30% of Global Financial Services Fund Class Y shares, 81.61% of Healthcare Fund Class Y shares, 37.29% of Index 500 Fund Class Y shares, 2.18% of Intermediate Bond Fund Class A shares, 81.42% of International Equity Fund Class Y shares, 19.85% of International Growth Fund Class A shares, 93.58% of International Growth Fund Class Y shares, 97.31% of International Bond Fund Class Y shares, 49.31% of International NetNet Fund Class Y shares, 10.27% of Large-Cap Value Fund Class A shares, 87.07% of Large-Cap Value Fund Class Y shares, 96.28% of MidCap Select Fund Class Y shares, 58.06% of Michigan Tax-Free Bond Fund Class Y shares, 1.15% of Micro-Cap Fund Class A shares, 76.03% of Micro-Cap Fund Class Y shares, 89.39% of Money Market Fund Class Y shares, 1.30% of Multi Season Growth Fund Class A shares, 62.26% of Multi-Season Growth Fund Class Y shares, 17.64% of NetNet Fund Class Y shares, 78.53% of Power Plus Fund Class Y shares, 1.11% of Real Estate Fund Class A shares, 96.02% of Real Estate Fund Class Y shares, 3.63% of Small-Cap Value Fund Class A shares, 91.50% of Small-Cap Value Fund Class Y shares, 2.15% of Small Company Growth Class A shares, 83.01% of Small Company Growth Class Y shares, 2.52% of Tax-Free Short Intermediate Fund Class A shares, 93.64% of Tax-Free Short-Intermediate Bond Class Y shares, 1.70% of U.S. Income Fund Class A shares and 34.56% of U.S. Income Fund Class Y shares.

         Shareholder Approvals. As used in this SAI, a "majority of the outstanding shares" of a Fund or investment portfolio means the lesser of (a) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund or portfolio.


                             REGISTRATION STATEMENT

         This SAI and each of the Fund's Prospectuses do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in each of the Fund's Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The financial statements for the Trust, Framlington and the Company including the notes thereto, dated June 30, 2001 have been audited by Ernst & Young LLP and are incorporated by reference into this SAI from the Annual Reports of the Trust, Framlington and the Company dated as of June 30, 2001. The information under the caption "Financial Highlights" of the Funds for the period from commencement of operations through June 30, 2001, appearing in the related Prospectuses dated October 31, 2001 has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                         ANNUAL FUND OPERATING EXPENSES


         Unless otherwise noted, a Fund's expense ratio, identified as "Annual Fund Operating Expenses" in the prospectus expense tables, reflects that Fund's actual operating expenses for its most recent fiscal year as a percentage of the Fund's average net assets for the year. Because the percentage is based on a Fund's "average" net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expenses ratios. A Fund with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-asset-based fees. Depending on the circumstances, a Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain Funds), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

                                   APPENDIX A
                                   ----------

                              - Rated Investments -

Corporate Bonds
---------------

         From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

         "Aaa":

                  Bonds that are rated "Aaa" are judged to be of the best
              quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa":

                  Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A":

                  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa":

                  Bonds that are rated "Baa" are considered as medium grade
              obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba":

                  Bonds that are rated "Ba" are judged to have speculative
              elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B":

                  Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa":

                  Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         From Standard & Poor's Corporation ("S&P") description of its bond ratings:

         "AAA":

                  Debt rated "AAA" has the highest rating assigned by S&P.
              Capacity to pay interest and repay principal is extremely strong.

         "AA":

                  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

         "A":

                  Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB":

                  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         "BB," "B" and "CCC":

                  Bonds rated "BB" and "B" are regarded, on balance, as
              predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

         The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issuers (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Instruments rated "Prime-2" are offered by issuers (or related supporting institutions) which have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors.

                                   APPENDIX B
                                   ----------

         The Equity Funds, the Balanced Fund and the Bond Funds may enter into certain futures transactions and options for hedging purposes. Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short-Intermediate Bond Fund) may also write covered call options, buy put options, buy call options and write secured put options. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts
    -------------------------------

         Use of Interest Rate Futures Contracts. Bond prices are established in
         --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate
         ----------------------------------------------
futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or at near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes, Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities, three-month United States Treasury Bills, and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         Example of Futures Contract Sale. The Funds would engage in an interest
         --------------------------------
rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury Bonds ("Treasury Bonds"). The Advisor wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Advisor believes that, because of an anticipated rise in interest rates, the value will decline to 95. The fund might enter into futures contract sales of Treasury Bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury Bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury Bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The advisor could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Example of Futures Contract Purchase. The Funds would engage in an
         ------------------------------------
interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury Bonds. The advisor wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the advisor believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury Bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or designated on the books of the Fund's custodian for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         The advisor could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  Index Futures Contracts
     -----------------------

         General. A bond index assigns relative values of the bonds included in
         -------
the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

         A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks.

         Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions. The following are examples of
     --------------------------------------------
transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

                    Portfolio                                      Futures
Anticipate buying $62,500 in Equity Securities           -Day Hedge is Placed-
                                                         Buying 1 Index Futures at 125
                                                         Value of Futures = $62,500/Contract

Buy Equity Securities with Actual Cost = $65,000         -Day Hedge is Lifted-
Increase in Purchase Price = $2,500                      Sell 1 Index Futures at 130
                                                         Value of Futures = $65,000/Contract
                                                         Gain on Futures = $2,500


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract - 125 x $500 =
$62,500 Portfolio Beta Relative to the
Index = 1.0

                     Portfolio                                      Futures
Anticipate Selling $1,000,000 in Equity
Securities                                    -Day Hedge is Placed-
                                               Sell 16 Index Futures at 125
                                               Value of Futures = $1,000,000

Equity Securities - Own Stock                  -Day Hedge is Lifted-
with Value = $960,000                          Buy 16 Index Futures at 120
Loss in Portfolio Value = $40,000              Value of Futures = $960,000
                                               Gain on Futures = $40,000

III.  Margin Payments
      ---------------

         Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian in an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor or the Sub-Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.   Risks of Transactions in Futures Contracts
      ------------------------------------------

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or the Sub-Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor or the Sub-Advisor. It is also possible that, when the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

         In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or the Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to the Advisor's or the Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts
     ----------------------------

         The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from(call) or sell to(put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.  Currency Transactions
     ---------------------

         A Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the SAI. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

         A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         A Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor or the Sub-Advisor considers that the Austrian schilling is correlated to the German mark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor or the Sub-Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor or the Sub-Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will designate liquid, high-grade assets on the books of the Fund's custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VII.   Options
       -------

         Each of the Equity Funds, Balanced Fund, Bond Funds, International Bond Fund and Tax-Free Bond Funds (other than Tax-Free Short-Intermediate Bond Fund) may write covered call options, buy put options, buy call options and write secured put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see Currency Transactions above.

         A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         In the case of writing a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount as are earmarked on the books of the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference in cash or liquid securities is earmarked on the books of the Fund's custodian. A Fund will limit its investment in uncovered call options purchased or written by the Fund to 33 1/3% of the Fund's total assets. A Fund will write put options only if they are "secured" by cash or liquid securities earmarked on the books of the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

         The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the earmarked securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

         There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

         In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

VIII.  Other Matters
       -------------

         Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits
         --------


(a) (1) Declaration of Trust of the Registrant, dated August 30, 1989, is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 1, 1989.

     (2) Amendment No. 1 to Declaration of Trust of the Registrant is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed with the Commission on November 21, 1989.

     (3) Amendment No. 2 to Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 22, 1990.


     (4) Amendment No. 3 to the Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed with the Commission on June 28, 1995.


     (5) Certificate of Classification of Shares, dated August 30, 1991, pertaining to Class D shares; Class E shares; Class F shares; Class G shares; Class H shares; and Class I shares is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 3, 1992.

     (6) Certificate of Classification of Shares pertaining to Class A-1 shares and Class A-2 shares; Class B-1 shares and Class B-2 shares; Class C-1 shares and Class C-2 shares; Class D-1 shares and Class D-2 shares; Class E-1 shares and Class E-2 shares; Class F-1 shares and Class F-2 shares; Class G-1 shares and Class G-2 shares; Class H-1 shares and Class H-2 shares; Class I-1 shares and Class I-2 shares; Class J shares; Class J-1 shares; and Class J-2 shares; and Class K shares; Class K-1 shares and Class K-2 shares is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 3, 1992.

     (7) Certificate of Classification of Shares pertaining to Class L shares, Class L-1 shares and Class L-2 shares is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1993.

     (8) Certificate of Classification of Shares pertaining to Class M shares, Class M-1 shares and Class M-2 shares is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed with the Commission on June 29, 1993.

     (9) Certificate of Classification of Shares pertaining to Class N shares, Class N-1 shares and Class N-2 shares is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 30, 1993.

     (10) Certificate of Classification of Shares pertaining to Class O shares, Class O-1 shares and Class O-2 shares; Class P shares, Class P-1 shares and Class P-2 shares is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 28, 1994.

     (11) Certificate of Classification of Shares pertaining to Class A-3 shares; Class D-3 shares; Class E-3 shares; Class G-3 shares; Class H-3 shares; Class I-3 shares; Class J-3 shares; Class K-3 shares; Class L-3 shares; Class M-3 shares; Class N-3 shares; Class O shares; Class O-1 shares; Class O-2 shares; Class O-3 shares; Class P shares; Class P-1 shares; Class P-2 shares and Class P-3 shares is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A filed with the Commission on June 28, 1994.

     (12) Certificate of Classification of Shares pertaining to Class D-4 shares, E-4 shares, F-4 shares, G-4 shares, H-4 shares, I-4 shares, K-4 shares, L-4 shares, M-4 shares, N-4 shares, O-4 shares and P-4 shares is incorporated herein by reference to Post-Effective Amendment No. 20 filed with the Commission on June 28, 1995.


     (13) Certificate of Classification of Shares pertaining to Class F-3 for the Index Fund Class B Shares is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 28, 1996.



(b) Amended and Restated By-Laws, dated February 25, 2001, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.



(c)  Not Applicable.


(d) (1) Amended and Restated Investment Advisory Agreement, dated May 15, 2001, among Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust, St. Clair Funds, Inc. and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.

     (2) Amended and Restated Investment Advisory Agreement, dated May 15, 2001, among Registrant, St. Clair Funds, Inc. and World Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.

(e) Amended and Restated Combined Distribution Agreement, dated May 15, 2001, among Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust, St. Clair Funds, Inc. and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.


(f)  Not Applicable.



(g) Master Custodian Agreement, dated September 25, 2001, among Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust, St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.

(h) (1) Amended and Restated Combined Administration Agreement, dated August 14, 2001, among Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust, St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.

     (2) Transfer Agency and Registrar Agreement, dated June 28, 1995, between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 28, 1996.

     (3) Form of Amendment dated February 4, 1997 to the Transfer Agency and Registrar Agreement dated June 28, 1995 between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 29, 1997.

     (4) Form of Amendment dated May 6, 1997 to the Transfer Agency and Registrar Agreement dated June 28, 1995 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9 (cc) to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 29, 1997.

     (5) Amendment No. 1, dated June 1, 1998, to the Transfer Agency and Registrar Agreement dated June 28, 1995 between Registrant and PFPC Inc. is incorporated herein by reference to Post-

          Effective No. 26 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 28, 1998.

     (6) Amendment No. 3, dated June 1, 1998, to the Transfer Agency and Registrar Agreement dated June 28, 1995 between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective No. 26 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 28, 1998.

     (7) Amendment, dated March 16, 1999, to Transfer Agency and Registrar Agreement dated June 28, 1995, between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 27, 1999.

     (8) Amendment, dated March 26, 1999, to Transfer Agency and Registrar Agreement dated June 28, 1995, between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed with the Commission on August 27, 1999.

     (9) Amendment, dated October 1, 1999, to Transfer Agency and Registrar Agreement dated June 28, 1995, between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 25, 2000.


    (10) Amendment, dated November 8, 2000, to the Transfer Agency and Registrar Agreement between the Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.

    (11) Amendment to the Transfer Agency and Registrar Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.


(i) (1) Opinion and Consent of Counsel is incorporated by reference to the Rule 24f-2 Notice filed on August 28, 1997, Accession Number 0000927405-97-000310.

     (2)  Consent of Counsel is incorporated herein by reference to Exhibit
          (10)(b) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 27, 1998.


(j) (1) Powers of Attorney is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 25, 2000.

     (2) Certified Resolution of Board, dated November 15, 2000, authorizing signature on behalf of Registrant pursuant to power of attorney is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 24, 2001.

     (3) Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 24, 2001.

     (4)  Consent of Ernst & Young LLP is filed herein.


(k)  Not Applicable.


(l) Purchase Agreement between Registrant and Shearson Lehman Hutton Inc. dated November 13, 1989 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 1, 1990.

(m) Amended and Restated Combined Distribution and Service Plan, dated May 15, 2001, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.

(n) Amended and Restated Multi-Class Plan is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.

(p) Code of Ethics, dated August 14, 2001, of the Registrant, Munder Capital Management, World Asset Management, LLC, The Munder Funds, Inc., The Munder Framlington Funds Trust, St. Clair Funds, Inc. and Munder @Vantage Trust is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 26, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------
         Not Applicable.

Item 25. Indemnification
         ---------------
         Indemnification of Registrant's principal underwriter against certain losses is provided for in Section V of the Amended and Restated Distribution Agreement incorporated herein by reference to Exhibit 6
         (e) hereto. Indemnification of Registrant's Custodian is provided for, respectively, in Section 22 of the Custodian Agreement incorporated herein by reference as Exhibit 8(a) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition,
         Section 9.3 of the Registrant's Agreement and Declaration of Trust incorporated herein by reference as Exhibit 1(a) hereto provides as follows:

         Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustees shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Section 9.6 of the Registrant's Agreement and Declaration of Trust, incorporated herein by reference as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

         Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 26. Business and Other Connections of Investment Advisors
         -----------------------------------------------------------------

         (a) Munder Capital Management and World Asset Management perform investment advisory services for Registrant and other investment companies and institutional and individual investors.

         Munder Capital Management

         Name                          Position with Advisor
         Munder Group LLC              Partner
         WAM Holdings, Inc.            Partner
         WAM Holdings II, Inc.         Partner
         Leonard J. Barr, II           Senior Vice President and Director of Research
         Enrique Chang                 Chief Investment Officer of Equities
         Clark Durant                  Vice President and President of Munder Charitable Gift Fund
         Elyse G. Essick               Vice President and Director of Communications and Client Services
         Sharon E. Fayolle             Vice President and Director of Cash Management
         Peter K. Hoglund              Chief Administrative Officer
         Anne K. Kennedy               Vice President and Director of Portfolio Management
         Ann F. Putallaz               Vice President and Director of Retirement Services Group
         Peter G. Root                 Vice President and Chief Investment Officer of Fixed Income
         James C. Robinson             Chief Executive Officer
         Stephen J. Shenkenberg        Executive Vice President and General Counsel

         For further information relating to the Investment Advisor's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Munder Capital Management, SEC File No. 801-48394.

         World Asset Management

         Name                                     Position with Advisor
         Todd B. Johnson                          President, Chief Investment Officer and Chief Executive Officer
         Robert J. Kay                            Director, Client Services
         Theodore D. Miller                       Director, International Investments
         Kenneth A. Schluchter, III               Director, Domestic Investments

         For further information relating to the Advisor's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by World Asset Management, SEC File No. 801-55795.

Item 27. Principal Underwriters
         ----------------------


         (a) Funds Distributor, Inc. ("FDI"), is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. FDI is an indirectly wholly-owned subsidiary of The BISYS Group, Inc. FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI acts as principal underwriter of the following investment companies other than the Registrant:

                  The Brinson Funds
                  Dresdner RCM Capital Funds, Inc.

                  Dresdner RCM Global Funds, Inc.
                  Dresdner RCM Investment Funds Inc.
                  GMO Trust
                  LaSalle Partners Funds, Inc.
                  LMCG Funds
                  Merrimac Series
                  Monetta Fund, Inc.
                  Monetta Trust
                  The Montgomery Funds I
                  The Montgomery Funds II
                  The Munder Framlington Funds Trust
                  The Munder Funds, Inc.
                  National Investors Cash Management Fund, Inc.
                  Nomura Pacific Basin Fund, Inc.
                  The Saratoga Advantage Trust
                  SG Cowen Funds, Inc.
                  SG Cowen Income + Growth Fund, Inc.
                  SG Cowen Standby Reserve Fund, Inc.
                  SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
                  SG Cowen Series Fund, Inc.
                  Skyline Funds
                  St. Clair Funds, Inc.
                  TD Waterhouse Family of Funds, Inc.
                  TD Waterhouse Trust
                  UAM Funds, Inc.
                  UAM Funds, Inc. II
                  UAM Funds Trust

         (b)


                  Name and Principal           Position and Offices with               Position and Offices
                  Business Address*            Funds Distributor, Inc.                 with Registrant
                  -----------------            -----------------------                 ---------------
                  Lynn C. Mangum               Director                                None
                  Dennis Sheehan               Director and Treasurer                  None
                  William Tonko                President                               None
                  Marie E. Connolly            Executive Vice President and            None
                                               Supervising Principal
                  Olu T. Lawal                 Fin-Op                                  None
                  Patrick McKeon               Vice President and Chief Compliance     None
                                               Officer
                  Charles Booth                Vice President                          None
                  Kevin J. Dell                Secretary                               None

                  *60 State Street, Suite 1300, Boston, Massachusetts 02109

         (c)      Not Applicable.

Item 28. Location of Accounts and Records
         --------------------------------

         (1) Munder Capital Management, 480 Pierce Street or 255 East Brown Street, Birmingham, Michigan 48009 (records relating to its functions as investment advisor);

         (2) Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109 (records relating to its functions as distributor);

         (3) PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110 or 4400 Computer Drive, Westborough, Massachusetts 01581 (records relating to its functions as transfer agent); and

         (4) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its functions as administrator and custodian).

Item 29. Management Services
         -------------------
         Not Applicable.

Item 30. Undertakings
         ------------
         Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 33 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 33 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham and The State of Michigan, on the 29th day of October, 2001.


THE MUNDER FUNDS TRUST
By:   */s/ James C. Robinson
      ------------------------
      James C. Robinson, President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


Signatures                       Title                      Date
----------                       -----                      ----

*/s/ Charles W. Elliott          Trustee                    October 29, 2001
 ------------------------
 Charles W. Elliott

*/s/ Joseph E. Champagne         Trustee                    October 29, 2001
 ------------------------
 Joseph E. Champagne

*/s/ Thomas D. Eckert            Trustee                    October 29, 2001
 ------------------------
 Thomas D. Eckert

*/s/ John Rakolta, Jr.           Trustee                    October 29, 2001
 ------------------------
 John Rakolta, Jr.

*/s/ David J. Brophy             Trustee                    October 29, 2001
 ------------------------
 David J. Brophy

*/s/ Michael T. Monahan          Trustee                    October 29, 2001
 ------------------------
 Michael T. Monahan

*/s/ Arthur T. Porter            Trustee                    October 29, 2001
 ------------------------
Arthur T. Porter

*/s/ James C. Robinson           President                  October 29, 2001
 ------------------------
James C. Robinson

*/s/ Cherie Ugorowski            Treasurer                  October 29, 2001
 ------------------------
Cherie Ugorowski


* By:  /s/ Stephen J. Shenkenberg
       --------------------------
       Stephen J. Shenkenberg
       as Attorney-in-Fact

                                  Exhibit Index


Exhibit
-------
99(j)(4)    Consent of Ernst & Young LLP